UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
October 31, 2022
Classes A, C, I, P3, R, R6 and W
Global and International Funds
■
Voya Global Bond Fund

■
Voya Global High Dividend Low Volatility Fund

■
Voya Global Perspectives® Fund

■
Voya Multi-Manager International Small Cap Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from each fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI World Value IndexSM	The index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
S&P Developed ex-U.S. Small Cap Index	A float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Voya Global Bond Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2022 (as a percentage of net assets)

United States	75.1%
China	8.5%
Brazil	1.8%
Malaysia	1.5%
Mexico	1.4%
United Kingdom	1.4%
Spain	0.9%
Canada	0.8%
Peru	0.7%
Switzerland	0.7%
Countries between 0.0% – 0.7%^	8.7%
Liabilities in Excess of Other Assets*,**	(1.5)%
Net Assets	100.0%
* Includes short-term investments.
** Includes purchased options.
^ Includes 30 countries, which each represents 0.0% – 0.7% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -22.22% compared to the Bloomberg Global Aggregate Index (“BBGA Index”), which returned -20.79% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the BBGA Index. Sector allocations weighed on performance for the period. Meanwhile duration decisions added, and currency decisions had a limited impact on returns.
Global bond yields rocketed higher as inflation challenged the world central banks. While rate hikes were expected, the market was not prepared for the frequency and size of those rate increases. As a result, global bond prices tumbled. US dollar strength was underpinned by the US Federal Reserve leading the charge in raising official interest rates, further weighing on international investments. Non-government sectors struggled over the period, as the rise in rates was accompanied by concerns over risks to global economic growth. These challenges were exacerbated by the Russian invasion of Ukraine. The swift and coordinated response from the United States and European allies crushed bond prices for Russian assets. These geopolitical tensions saw energy prices rise, further, fueling inflation concerns and risks to economic growth. Allocations to sectors away from developed market Treasuries weighed on performance. Investments in emerging markets (“EM”), including small allocations in Russia and Ukraine were significant hurdles. Corporate allocations yielded mixed performance, with gains from investment grade corporates offset by investments in high yield corporates.
Top Ten Holdings as of October 31, 2022 (as a percentage of net assets)

Uniform Mortgage-Backed Securities, 2.000%, 11/15/52	2.9%
China Government Bond, 2.850%, 06/04/27	2.6%
Uniform Mortgage-Backed Securities, 3.500%, 11/15/52	2.0%
Uniform Mortgage-Backed Securities, 2.500%, 11/15/52	2.0%
China Government Bond, 3.250%, 11/22/28	1.8%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/27	1.7%
China Government Bond, 3.250%, 06/06/26	1.5%
Uniform Mortgage-Backed Securities, 4.000%, 11/15/52	1.5%
Ginnie Mae, 4.500%, 11/15/52	1.5%
Uniform Mortgage-Backed Securities, 3.000%, 11/15/52	1.5%
Portfolio holdings are subject to change daily.
Duration and yield curve positioning added to performance. Defensive positioning as interest rates rose dramatically, as well as relative value opportunities, contributed to performance. The persistent strength of the dollar meant global returns continued to struggle. The Fund’s currency positioning in developed markets (DM) was a small contributor over the period.
The Fund used swaps, options and futures in conjunction with cash bonds for duration and yield curve management. It also used currency forward contracts, options and swaps for currency management and risk mitigation. These investment decisions, in total, had a negative impact on the Fund’s performance during the period.
Current Strategy and Outlook: Higher prices have taken a significant bite out of households, and as a result, consumer spending on an inflation adjusted basis has stagnated. We expect this trend to continue, with further, monetary tightening resulting in additional demand destruction that will lead to an environment of weak global growth that includes a recession in Europe and US growth below trend if not negative. We do not however, expect a deep recession in the United States. With a background of weaker global growth, we expect inflation to slowly decline in the months ahead yet remain well above targets set out by the world’s major central banks. So long as the Fed remains the most hawkish central bank, the dollar should remain elevated, and we expect a peak in the dollar will coincide with a peak in the Fed Funds rate. Lastly, the global macro backdrop remains challenging for EM as continued inflation

Portfolio Managers’ Report	Voya Global Bond Fund

pressures, declining growth expectations, a hawkish Fed and tightening of financial conditions are clear challenges. We believe the dollar strength and increased rate and equity volume that have weighed on EM spreads for much of this year are likely to continue in the near term. With a difficult economic environment, the Fund remains in a relatively defensive posture. With liquidity challenged, we have used liquid instruments to both hedge risk and take advantage of tactical market opportunities presented by the elevated level of volatility.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-24.17%	-3.23%	-1.13%	—
Class C(2)	-23.48%	-3.44%	-1.61%	—
Class I	-21.94%	-2.48%	-0.61%	—
Class P3	-21.56%	—	—	-2.38%
Class R	-22.39%	-2.97%	-1.12%	—
Class R6(3)	-21.94%	-2.46%	-0.60%	—
Class W	-22.04%	-2.47%	-0.62%	—
Excluding Sales Charge:
Class A	-22.22%	-2.74%	-0.88%	—
Class C	-22.73%	-3.44%	-1.61%	—
Class I	-21.94%	-2.48%	-0.61%	—
Class P3	-21.56%	—	—	-2.38%
Class R	-22.39%	-2.97%	-1.12%	—
Class R6(3)	-21.94%	-2.46%	-0.60%	—
Class W	-22.04%	-2.47%	-0.62%	—
Bloomberg Aggregate Index	-20.79%	-2.38%	-0.98%	-2.71%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Fund

Geographic Diversification as of October 31, 2022 (as a percentage of net assets)

United States	68.2%
Japan	6.5%
United Kingdom	5.0%
Canada	3.7%
Australia	2.7%
Switzerland	2.3%
France	2.2%
Hong Kong	1.6%
Germany	1.2%
Netherlands	1.1%
Countries between 0.1% – 1.0%^	3.8%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 8 countries, which each represents 0.1% – 1.0% of net assets.
Portfolio holdings are subject to change daily.
Voya Global High Dividend Low Volatility Fund (the “Fund”) seeks long-term capital growth and current income. The Fund is managed by Steve Wetter, Kai Yee Wong, Vincent Costa, CFA, and Peg DiOrio, CFA, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -5.56% compared to the MSCI World Value IndexSM (the “Index” or “MSCI World Value”) which returned -8.36%.
Portfolio Specifics: For the reporting period, the Fund outperformed its benchmark. In terms of the Fund’s performance the Fund’s higher dividend yield, lower beta and smaller market capitalization tilt contributed, while the stock ranking model detracted.
Regionally, portfolio holdings were strongest within North America and Japan, while Europe had an unfavorable impact.
On a sector level, portfolio holdings within consumer staples, health care and information technology contributed favorably. Key contributors included overweights to Coterra Energy Inc. and McKesson Corp., as well as lack of exposure to JP Morgan Chase & Co. By contrast, portfolio holdings were weakest in the energy and industrials sectors. At the individual stock level, the underweight positions in Exxon Mobil Corp. and UnitedHealth Group Inc. and an overweight position in Target Corp. detracted from performance.
Top Ten Holdings as of October 31, 2022* (as a percentage of net assets)

Johnson & Johnson	2.3%
Procter & Gamble Co.	1.7%
Merck & Co., Inc.	1.6%
AbbVie, Inc.	1.5%
PepsiCo, Inc.	1.4%
Chevron Corp.	1.3%
Cisco Systems, Inc.	1.3%
Amgen, Inc.	1.3%
Bristol-Myers Squibb Co.	1.3%
Pfizer, Inc.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: This is an actively managed investment strategy designed to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. The investment process first creates a universe of sustainable, dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The managers then seek to optimize the portfolio’s potential to achieve its dividend, alpha and volatility objectives.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global High Dividend Low Volatility Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2022
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-11.00%	3.00%	5.62%
Class C(2)	-7.20%	3.44%	5.45%
Class I	-5.33%	4.48%	6.51%
Class R6(3)	-5.30%	4.49%	6.51%
Class W	-5.33%	4.48%	6.51%
Excluding Sales Charge:
Class A	-5.56%	4.23%	6.24%
Class C	-6.28%	3.44%	5.45%
Class I	-5.33%	4.48%	6.51%
Class R6(3)	-5.30%	4.49%	6.51%
Class W	-5.33%	4.48%	6.51%
MSCI World Value Index	-8.36%	3.91%	7.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global High Dividend Low Volatility Fund against the indices indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on February 28, 2020. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to November 30, 2012, the Fund was managed by a different sub-adviser. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Target Allocations as of October 31, 2022 (1) (as a percentage of net assets)

U.S. Large Cap Equities	10.0%
U.S. Mid Cap Equities	10.0%
U.S. Small Cap Equities	10.0%
Global Real Estate	10.0%
International Equities	10.0%
Emerging Market Equities	10.0%
U.S. Corporate	10.0%
U.S. Government Bonds	10.0%
Global Bonds	10.0%
U.S. High Yield Bonds	10.0%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
Voya Global Perspectives® Fund (the “Fund”) seeks total return. Under normal market conditions, Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser, invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, Portfolio Manager, of Voya IM — the Sub-Adviser.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities and approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy, the equity allocation may drop to approximately 30% and the debt allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the year ended October 31,2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -22.13% compared to the -17.22% return of the S&P Target Risk® Growth Index.
Portfolio Specifics: Performance of the Fund was negative over the period and underperformed its benchmark, due to negative underlying Fund selection in equities, overall asset allocation and foreign currency impact of a strong dollar. The portfolio positioning was at our Base Allocation, fully invested consistent with the Global Perspectives Model’s positive tactical signal based on positive earnings growth for the S&P 500 during the period. At the Base Allocation each underlying Fund is roughly equally weighted within the broad globally diversified portfolio of equity and fixed income securities respectively.
The Fund had negative absolute return and underperformed its benchmark, due to negative selection, allocation and currency. In equity, the Fund underperformed primarily due to its growth tilt in its Voya Midcap Opportunities Fund and its Voya Large Cap Growth Fund. This was somewhat offset by positive relative performance and underweight to Voya Multi-Manager International Factors Fund. In fixed income, the Fund underperformed its benchmark due to its allocation to the Voya Global Bond Fund, somewhat offset by the outperformance in the Voya GNMA Income Fund.
The S&P 500 fell nearly 15% in the middle of the range where the S&P 600 small cap dropped nearly 12% and MSCI EAFE dropped 23.2% for the period. Fixed Income did not fare much better with the US Treasury Bond 7-10 year down 15.9% and the US Corporate Investment Grade Bond down 21.7%. Real estate investment trusts and emerging markets were among the worst places to be down 21.7% and 29.7%, respectively. Value significantly beat growth stocks across all market caps, but even large cap value — the best performing of them — was still negative for the period. Energy, the biggest performance outlier, surged 65%, the next closest performer was defensive consumer staples at 4.8%. Interest rates have spiked during the period with practically every US Treasury security yielding over 4%. Commodity prices posted strong gains of 16% with energy the biggest contributor at 40% for the period. The CBOE Volatility Index 60% to end at 25.88 for the period.
Current Outlook and Strategy: Extraordinarily high inflation coupled with aggressive US Federal Reserve tightening has led to investor fear and sharp market selloffs, despite a healthy underlying economy. Similar effects are being felt internationally, from a combination of the falling US market; similar tightening from other major world banks; The war in Ukraine; and fallout from said war, especially a newfound European energy crisis from their dependency on Russia for crude oil. The left-tail risk of stagflation is becoming more salient.

Voya Global Perspectives® Fund	Portfolio Managers’ Report

The good news, in our view, is that corporate profits — the fundamental driver of markets — continue to consistently grow. We believe profit growth will continue, even if not at the outsized levels seen in 2021. The markets continue to struggle despite healthy economic indicators, but are perhaps starting to turn the corner. Volatility has surged throughout the year but has begun to taper recently. In a time where virtually every major asset class is down for the year, we believe it is now more than ever important to avoid taking outsized bets in particular asset classes.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Average Annual Total Returns for the Periods Ended October 31, 2022
	1 Year	5 Year	Since Inception of Class A, C, I, R, and W March 28, 2013
Including Sales Charge:
Class A(1)	-26.60%	-0.26%	2.49%
Class C(2)	-23.41%	0.17%	2.36%
Class I	-21.91%	1.19%	3.38%
Class R	-22.32%	0.69%	2.87%
Class W	-21.96%	1.18%	3.38%
Excluding Sales Charge:
Class A	-22.13%	0.93%	3.13%
Class C	-22.72%	0.17%	2.36%
Class I	-21.91%	1.19%	3.38%
Class R	-22.32%	0.69%	2.87%
Class W	-21.96%	1.18%	3.38%
S&P Target Risk® Growth Index	-17.22%	3.20%	5.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Perspectives® Fund against the index indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2022 (as a percentage of net assets)

Japan	19.9%
Canada	13.2%
United Kingdom	10.1%
Australia	9.1%
France	7.3%
Germany	6.4%
Switzerland	4.2%
South Korea	3.5%
Netherlands	2.9%
Spain	2.5%
Countries between 0.0% – 2.3%^	19.7%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 34 countries, which each represents 0.0% – 2.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Victory Capital Management Inc. (“Victory Capital”), (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, and Ryan D. Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, both Portfolio Managers of the Sleeve that is managed by Acadian; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital.
Performance: For the year ended October 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -26.58% compared to the S&P Developed ex-U.S. Small Cap Index and the MSCI EAFE® Small Cap Index, which returned -30.62% and -30.28%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — Gross of fees the Sleeve outperformed the S&P Developed ex-U.S. Small Cap Index for the year ended October 31, 2022. Net of fees, the Sleeve underperformed for the year ended October 31, 2022. Stock selection was largely responsible for outperformance; however, were joined by positive active returns from country allocations. The Sleeve saw the strongest results from a combination of stock selection and an overweight position in Australia, a combination of stock selection and an overweight position in Canada, and a combination of stock selection and an underweight position in South Korea. Key contributors within these respective markets included holdings within the energy,
Top Ten Holdings as of October 31, 2022 (as a percentage of net assets)

Finning International, Inc.	0.9%
Whitehaven Coal Ltd.	0.8%
Perion Network Ltd.	0.8%
Ipsen SA	0.8%
Rexel SA	0.8%
Iluka Resources Ltd.	0.8%
OCI NV	0.8%
H.U. Group Holdings, Inc.	0.8%
Transmissora Alianca de Energia Eletrica SA	0.7%
Boardwalk Real Estate Investment Trust	0.7%
Portfolio holdings are subject to change daily.
information technology, and health care industry groups, in Australia, Whitehaven Coal a company that focuses on the production of coal mining, in Canada, Birchcliff Energy is an oil and gas company that explores, develops, and produces natural gas, and in South Korea, LG Innotek a manufacturer of key materials and components for the mobile, display, semiconductor, and automobile industries. Meanwhile, a combination of stock selection and an overweight position in Germany, a combination of stock selection and an underweight position in Spain, and an underweight position in Belgium proved less successful. The underperformance was owed in part to investments in Rheinmetall, a holding in Acerinox, and a lack of exposure to Argenx. At the sector level, a combination of stock selection and an overweight position in energy, stock selection in information technology, and stock selection in health care were rewarded, while an underweight position in financials and an underweight position in utilities proved costly
Victory Capital Sleeve — Gross of fees, the Sleeve outperformed the S&P Developed ex-U.S. Small Cap Index for the year ended October 31, 2022. Net of fees, the Sleeve underperformed for the year ended October 31, 2022. International small-cap equities retreated on concerns of persistent inflation, central bank tightening, the war in Ukraine, and ongoing supply chain disruptions from the pandemic. Over the trailing one-year period, security selection was positive and accounted for the Sleeve’s relative outperformance. Excess returns were generated in two of five geographic regions and five of the eleven economic sectors. From a style perspective, the Sleeve’s overall exposure to value, business momentum and quality factors had a minimal impact on relative performance. At the sector level, notable outperformance was generated in Information Technology with the largest impact coming from a position in Micro Focus. Shares jumped 30.8% after Canadian Software company OpenText agreed to buy the UK enterprise software firm in an all-cash deal for $6 billion including debt. Relative performance was also strong within the Industrials sector as Rheinmetall was the top contributor during the period. The German defense equipment and auto parts manufacturer jumped 69.8% as the Russia-Ukraine crisis has led to proposals for significant increases in defense spending.
On the downside, security selection was weak within Consumer Discretionary as acquisitions weighed on sentiment for two holdings. French auto parts manufacturer Faurecia declined 76.1% as the burden of high debt levels from the acquisition of German peer Hella increased downside risk in the rising cost and interest rate environment. UK listed online gaming company 888 Holdings declined 74.3% as shares faced pressure from an equity raise to fund the announced acquisition of peer Hill’s non-US assets.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Current Strategy and Outlook: Acadian Sleeve — In the U.S., the equity market’s slide reflected growing resignation among investors that the Federal Reserve is unlikely to soften its hawkish stance until there is significant evidence that inflation is truly in check. The dollar has risen significantly as the Fed has rapidly pushed U.S. rates higher. That, combined with anxiety about a global slowdown, has caused commodity prices to fall. Oil, which had traded above $120 (WTI) as recently as June, retreated below $80 by quarter end. Russian oil continued to be purchased — at discounted prices — by China and India.
The war in Ukraine continues to dominate geopolitical headlines. By September, Russian President Vladimir Putin had announced a partial mobilization of Russian forces, which was soon followed by the annexation of four Ukrainian provinces. The two Nord Stream pipelines, which send natural gas from Russia to Germany, ruptured in late September. While neither pipeline was operational at the time, the mysterious event further underscored the fragility of Europe’s energy security.
On a forward-looking basis, it is difficult to predict the path of the broad market. A key tenet of Acadian’s philosophy is that markets are evolutionary and that an investment process must be adaptive to reflect changes in markets and investor behavior over time. Acadian’s portfolios are built using a multi-factor process that combines value-oriented factors with additional factors related to earnings, quality and price trends. Thus, we seek to outperform in many different types of market environments. Towards this goal, we optimize the weightings of our factors each month, and continually evaluate new factors for potential inclusion in the process. We employ individual stock selection, in an effort to produce the highest forecast return, net of implementation costs. Our alpha forecasts help identify attractively valued names that are likely to rise in price based on value-, earnings-, quality-, and price-related predictive data.
Victory Capital Sleeve — International small-cap equities currently trade at their lowest earnings multiple in over a decade as valuations have significantly compressed. Although the timing of an eventual rally is uncertain, we believe international small-caps are poised for strong recoveries as they have rebounded faster than their international developed large-cap peers during prior drawdowns. We continue to be guided by our bottom-up analysis and remain committed to higher quality names, which we expect will have more resilient earnings in the current environment. We believe opportunities for relative outperformance remain, particularly among the diverse and broad segment of international small-cap equities.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2022
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-30.80%	-1.58%	5.15%
Class C(2)	-27.76%	-1.13%	5.05%
Class I	-26.33%	-0.08%	6.20%
Class W	-26.40%	-0.15%	6.10%
Excluding Sales Charge:
Class A	-26.58%	-0.41%	5.77%
Class C	-27.12%	-1.13%	5.05%
Class I	-26.33%	-0.08%	6.20%
Class W	-26.40%	-0.15%	6.10%
S&P Developed ex-U.S. Small Cap Index	-30.62%	-1.13%	5.28%
MSCI EAFE® Small Cap Index	-30.28%	-1.30%	5.62%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager International Small Cap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Effective November 15, 2019 one of the three sub-advisers was removed from the Fund. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2022*	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2022*
Voya Global Bond Fund
Class A	$1,000.00	$892.80	0.90%	$4.29	$1,000.00	$1,020.67	0.90%	$4.58
Class C	1,000.00	890.00	1.65	7.86	1,000.00	1,016.89	1.65	8.39
Class I	1,000.00	894.60	0.65	3.10	1,000.00	1,021.93	0.65	3.31
Class P3	1,000.00	896.60	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Class R	1,000.00	892.40	1.15	5.49	1,000.00	1,019.41	1.15	5.85
Class R6	1,000.00	895.10	0.62	2.96	1,000.00	1,022.08	0.62	3.16
Class W	1,000.00	894.80	0.65	3.10	1,000.00	1,021.93	0.65	3.31
Voya Global High Dividend Low Volatility Fund
Class A	$1,000.00	$960.30	0.85%	$4.20	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	956.40	1.60	7.89	1,000.00	1,017.14	1.60	8.13
Class I	1,000.00	961.40	0.60	2.97	1,000.00	1,022.18	0.60	3.06
Class R6	1,000.00	961.50	0.57	2.82	1,000.00	1,022.33	0.57	2.91
Class W	1,000.00	961.40	0.60	2.97	1,000.00	1,022.18	0.60	3.06

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2022*	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2022*
Voya Global Perspectives® Fund**
Class A	$1,000.00	$896.00	0.58%	$2.77	$1,000.00	$1,022.28	0.58%	$2.96
Class C	1,000.00	892.80	1.33	6.35	1,000.00	1,018.50	1.33	6.77
Class I	1,000.00	897.50	0.33	1.58	1,000.00	1,023.54	0.33	1.68
Class R	1,000.00	894.90	0.83	3.96	1,000.00	1,021.02	0.83	4.23
Class W	1,000.00	896.90	0.33	1.58	1,000.00	1,023.54	0.33	1.68
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$844.20	1.53%	$7.11	$1,000.00	$1,017.49	1.53%	$7.78
Class C	1,000.00	840.90	2.28	10.58	1,000.00	1,013.71	2.28	11.57
Class I	1,000.00	845.50	1.20	5.58	1,000.00	1,019.16	1.20	6.11
Class W	1,000.00	845.30	1.28	5.95	1,000.00	1,018.75	1.28	6.51

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Global Bond Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Perspectives® Fund and Voya Multi-Manager International Small Cap Fund and the Board of Trustees of Voya Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Global Bond Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Perspectives® Fund and Voya Multi-Manager International Small Cap Fund (collectively referred to as the “Funds”) (four of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (four of the funds constituting Voya Mutual Funds) at October 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the two-year period ended October 31, 2019, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
December 22, 2022

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2022

	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund	Voya Global Perspectives® Fund
ASSETS:
Investments in securities at fair value+*	$273,999,923	$256,711,215	$—
Investments in affiliated underlying funds at fair value*	—	—	102,606,996
Investments in unaffiliated underlying funds at fair value**	—	—	11,540,403
Short-term investments at fair value†	26,032,285	4,899,695	—
Cash	1,505,313	3,848	67,705
Cash collateral for futures contracts	3,220,000	—	—
Cash pledged for centrally cleared swaps (Note 2)	1,536,000	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	2,600,000	—	—
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	578,000	—	—
Foreign currencies at value‡	1,106,761	80,137	—
Receivables:
Investment securities sold	2,325,553	—	—
Investments in affiliated underlying funds sold	—	—	34,461
Fund shares sold	106,017	50,899	31,941
Dividends	2,893	624,670	—
Interest	2,171,919	—	—
Foreign tax reclaims	4,471	506,606	—
Variation margin on centrally cleared swaps	106,101	—	—
Unrealized appreciation on forward foreign currency contracts	748,631	—	—
Unrealized appreciation on forward premium swaptions	317,440	—	—
Prepaid expenses	38,113	17,421	18,224
Reimbursement due from Investment Adviser	31,279	29,475	17,992
Other assets	12,553	35,415	1,537
Total assets	316,443,252	262,959,381	114,319,259
LIABILITIES:
Income distribution payable	5,493	—	—
Payable for investment securities purchased	2,343,287	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	35,728,652	—	—
Payable for fund shares redeemed	283,633	113,411	71,403
Payable upon receipt of securities loaned	2,603,206	637,695	—
Unrealized depreciation on forward foreign currency contracts	2,697,914	—	—
Unrealized depreciation on forward premium swaptions	575,216	—	—
Variation margin payable on futures contracts	847,885	—	—
Payable for investment management fees	113,932	104,500	21,248
Payable for distribution and shareholder service fees	7,727	44,985	24,861
Payable to trustees under the deferred compensation plan (Note 6)	12,553	35,415	1,537
Payable for trustee fees	845	695	332
Payable for IRS closing agreement fees for European Union tax reclaims (Note 2.I)	—	3,550,000	—
Other accrued expenses and liabilities	167,253	263,555	54,553
Written options, at fair value^	1,623,750	—	—
Total liabilities	47,011,346	4,750,256	173,934
NET ASSETS	$269,431,906	$258,209,125	$114,145,325
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$326,278,279	$283,622,311	$145,147,039
Total distributable loss	(56,846,373)	(25,413,186)	(31,001,714)
NET ASSETS	$269,431,906	$258,209,125	$114,145,325
+ Including securities loaned at value	$2,510,423	$604,830	$—
* Cost of investments in securities	$309,100,566	$251,520,690	$—
* Cost of investments in affiliated underlying funds	$—	$—	$130,444,386
** Cost of investments in unaffiliated underlying funds	$—	$—	$12,472,374
† Cost of short-term investments	$26,033,199	$4,899,695	$—
‡ Cost of foreign currencies	$1,117,733	$79,126	$—
^ Premiums received on written options	$1,584,904	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2022 (continued)

	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund	Voya Global Perspectives® Fund
Class A
Net assets	$23,251,287	$205,989,463	$75,153,756
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	3,330,026	5,376,001	8,305,830
Net asset value and redemption price per share†	$6.98	$38.32	$9.05
Maximum offering price per share (2.50%)(1)	$7.16	$40.66	$9.60
Class C
Net assets	$1,139,243	$4,207,585	$2,548,553
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	164,014	118,487	286,072
Net asset value and redemption price per share†	$6.95	$35.51	$8.91
Class I
Net assets	$107,231,394	$44,628,448	$5,656,869
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	15,438,139	1,153,712	621,108
Net asset value and redemption price per share	$6.95	$38.68	$9.11
Class P3
Net assets	$3,280,760	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	471,161	n/a	n/a
Net asset value and redemption price per share	$6.96	n/a	n/a
Class R
Net assets	$4,448,689	n/a	$16,864,399
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	635,617	n/a	1,868,529
Net asset value and redemption price per share	$7.00	n/a	$9.03
Class R6
Net assets	$76,691,334	$117,560	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	11,009,319	3,041	n/a
Net asset value and redemption price per share	$6.97	$38.66	n/a
Class W
Net assets	$53,389,199	$3,266,069	$13,921,748
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	7,784,260	84,496	1,524,274
Net asset value and redemption price per share	$6.86	$38.65	$9.13

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2022

Voya Multi-Manager International Small Cap Fund
ASSETS:
Investments in securities at fair value+*	$195,813,190
Short-term investments at fair value†	4,538,544
Foreign currencies at value‡	184,803
Receivables:
Investment securities and currencies sold	227,617
Fund shares sold	577,576
Dividends	646,410
Foreign tax reclaims	306,253
Prepaid expenses	27,896
Reimbursement due from Investment Adviser	15,976
Other assets	9,757
Total assets	202,348,022
LIABILITIES:
Payable for investment securities and currencies purchased	272,521
Payable for fund shares redeemed	296,720
Payable upon receipt of securities loaned	3,506,059
Payable for investment management fees	165,171
Payable for distribution and shareholder service fees	11,201
Payable to trustees under the deferred compensation plan (Note 6)	9,757
Payable for trustee fees	541
Other accrued expenses and liabilities	152,787
Total liabilities	4,414,757
NET ASSETS	$197,933,265
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$235,280,466
Total distributable loss	(37,347,201)
NET ASSETS	$197,933,265
+ Including securities loaned at value	$3,243,530
* Cost of investments in securities	$229,741,902
† Cost of short-term investments	$4,538,544
‡ Cost of foreign currencies	$184,798
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2022 (continued)

Voya Multi-Manager International Small Cap Fund
Class A
Net assets	$44,706,911
Shares authorized	unlimited
Par value	$—
Shares outstanding	953,018
Net asset value and redemption price per share†	$46.91
Maximum offering price per share (5.75%)(1)	$49.77
Class C
Net assets	$2,217,242
Shares authorized	unlimited
Par value	$—
Shares outstanding	52,183
Net asset value and redemption price per share†	$42.49
Class I
Net assets	$126,178,438
Shares authorized	unlimited
Par value	$—
Shares outstanding	2,700,114
Net asset value and redemption price per share	$46.73
Class W
Net assets	$24,830,674
Shares authorized	unlimited
Par value	$—
Shares outstanding	417,036
Net asset value and redemption price per share	$59.54

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2022

	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund	Voya Global Perspectives® Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$21,393	$9,005,604	$—
Dividends from affiliated underlying funds	—	—	2,371,913
Dividends from unaffiliated underlying funds	—	—	449,429
Interest, net of foreign taxes withheld*	9,930,666	—	—
Securities lending income, net	11,425	1,222	—
Other (Note 2.I)	—	5,447,513	—
Less: IRS closing agreement fees for European Union tax reclaims (Note 2.I)	—	(3,550,000)	—
Total investment income	9,963,484	10,904,339	2,821,342
EXPENSES:
Investment management fees	1,690,805	1,389,446	292,870
Distribution and shareholder service fees:
Class A	73,475	547,856	209,665
Class C	11,128	45,045	37,626
Class R	26,555	—	103,753
Transfer agent fees:
Class A	51,177	361,064	68,346
Class C	1,930	7,407	3,064
Class I	108,569	38,049	4,839
Class P(1)	36	—	—
Class P3	67	—	—
Class R	9,278	—	16,908
Class R6	680	66	—
Class W	127,287	5,835	13,541
Shareholder reporting expense	72,680	38,395	10,788
Registration fees	117,145	71,207	82,232
Professional fees	64,530	33,802	34,950
Custody and accounting expense	134,375	50,895	14,600
Trustee fees	8,454	6,947	3,323
Miscellaneous expense	22,502	21,313	11,534
Interest expense	44	200	21
Total expenses	2,520,717	2,617,527	908,060
Waived and reimbursed fees	(248,919)	(351,645)	(116,651)
Net expenses	2,271,798	2,265,882	791,409
Net investment income	7,691,686	8,638,457	2,029,933
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(20,261,148)	14,232,469	—
Sale of affiliated underlying funds	—	—	(8,630,169)
Sale of unaffiliated underlying funds	—	—	458,814
Capital gain distributions from affiliated underlying funds	—	—	11,297,028
Forward foreign currency contracts	(38,669,254)	—	—
Foreign currency related transactions	11,305,937	(16,054)	—
Futures	(86,363)	—	—
Swaps	(5,420,782)	—	—
Written options	2,947,312	—	—
Net realized gain (loss)	(50,184,298)	14,216,415	3,125,673
Net change in unrealized appreciation (depreciation) on:
Investments	(40,746,543)	(38,346,096)	—
Affiliated underlying funds	—	—	(34,767,652)
Unaffiliated underlying funds	—	—	(3,902,190)
Forward foreign currency contracts	(2,145,778)	—	—
Foreign currency related transactions	277,331	(72,782)	—
Futures	430,356	—	—
Swaps	1,617,143	—	—
Written options	(201,341)	—	—
Net change in unrealized appreciation (depreciation)	(40,768,832)	(38,418,878)	(38,669,842)
Net realized and unrealized loss	(90,953,130)	(24,202,463)	(35,544,169)
Decrease in net assets resulting from operations	$(83,261,444)	$(15,564,006)	$(33,514,236)
* Foreign taxes withheld	$17,344	$410,435	$—

(1)
Class P of Voya Global Bond Fund was fully redeemed on September 30, 2022.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2022

Voya Multi-Manager International Small Cap Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,358,759
Interest	267
Securities lending income, net	19,681
Total investment income	7,378,707
EXPENSES:
Investment management fees	2,163,366
Distribution and shareholder service fees:
Class A	138,638
Class C	24,815
Transfer agent fees:
Class A	61,637
Class C	2,760
Class I	110,340
Class P3(1)	41
Class W	32,578
Shareholder reporting expense	14,865
Registration fees	100,384
Professional fees	47,997
Custody and accounting expense	240,119
Trustee fees	5,408
Miscellaneous expense	33,648
Interest expense	2,257
Total expenses	2,978,853
Waived and reimbursed fees	(145,300)
Brokerage commission recapture	(2,865)
Net expenses	2,830,688
Net investment income	4,548,019
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	(4,903,537)
Forward foreign currency contracts	6,643
Foreign currency related transactions	(208,341)
Net realized loss	(5,105,235)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	(66,491,460)
Foreign currency related transactions	(45,604)
Net change in unrealized appreciation (depreciation)	(66,537,064)
Net realized and unrealized loss	(71,642,299)
Decrease in net assets resulting from operations	$(67,094,280)
* Foreign taxes withheld	$858,042

(1)
Class P3 was fully redeemed on September 9, 2022

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Fund		Voya Global High Dividend Low Volatility Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
FROM OPERATIONS:
Net investment income	$7,691,686	$8,597,128	$8,638,457	$6,154,672
Net realized gain (loss)	(50,184,298)	(6,794,482)	14,216,415	36,567,429
Net change in unrealized appreciation (depreciation)	(40,768,832)	(5,900,117)	(38,418,878)	34,092,824
Increase (decrease) in net assets resulting from operations	(83,261,444)	(4,097,471)	(15,564,006)	76,814,925
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(134,471)	(5,218,877)	(4,752,521)
Class C	—	(11,941)	(79,460)	(91,364)
Class I	—	(158,366)	(1,258,188)	(1,326,578)
Class P(1)	—	(645)	—	—
Class P3	—	(11,082)	—	—
Class R	—	(20,171)	—	—
Class R6	—	(515,307)	(3,180)	(2,501)
Class W	—	(535,424)	(91,948)	(85,299)
Return of capital:
Class A	(1,163,441)	(1,416,058)	—	—
Class C	(35,487)	(127,515)	—	—
Class I	(5,661,413)	(5,993,583)	—	—
Class P(1)	(5,077)	(5,839)	—	—
Class P3	(154,338)	(112,915)	—	—
Class R	(189,475)	(232,943)	—	—
Class R6	(3,875,354)	(4,677,151)	—	—
Class W	(2,983,314)	(4,478,730)	—	—
Total distributions	(14,067,899)	(18,432,141)	(6,651,653)	(6,258,263)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	58,258,640	220,727,122	11,592,237	11,647,417
Reinvestment of distributions	13,941,801	18,302,586	5,771,550	5,448,579
	72,200,441	239,029,708	17,363,787	17,095,996
Cost of shares redeemed	(107,251,504)	(148,978,550)	(35,791,459)	(33,869,167)
Net increase (decrease) in net assets resulting from capital share transactions	(35,051,063)	90,051,158	(18,427,672)	(16,773,171)
Net increase (decrease) in net assets	(132,380,406)	67,521,546	(40,643,331)	53,783,491
NET ASSETS:
Beginning of year or period	401,812,312	334,290,766	298,852,456	245,068,965
End of year or period	$269,431,906	$401,812,312	$258,209,125	$298,852,456

(1)
Class P of Voya Global Bond Fund was fully redeemed on September 30, 2022.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Perspectives® Fund		Voya Multi-Manager International Small Cap Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
FROM OPERATIONS:
Net investment income	$2,029,933	$1,356,949	$4,548,019	$1,835,214
Net realized gain (loss)	3,125,673	10,907,907	(5,105,235)	23,178,362
Net change in unrealized appreciation (depreciation)	(38,669,842)	3,528,711	(66,537,064)	23,535,863
Increase (decrease) in net assets resulting from operations	(33,514,236)	15,793,567	(67,094,280)	48,549,439
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(10,634,215)	(1,621,986)	(7,104,839)	(694,561)
Class C	(505,907)	(123,747)	(289,268)	(6,216)
Class I	(1,162,978)	(185,094)	(13,682,827)	(998,919)
Class P3(1)	—	—	(507)	(62)
Class R	(2,756,193)	(804,387)	—	—
Class W	(2,301,200)	(1,327,494)	(3,093,384)	(356,053)
Total distributions	(17,360,493)	(4,062,708)	(24,170,825)	(2,055,811)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,889,865	69,921,034	99,348,820	91,775,711
Reinvestment of distributions	17,356,223	4,061,364	22,804,773	1,786,489
	41,246,088	73,982,398	122,153,593	93,562,200
Cost of shares redeemed	(23,990,851)	(41,528,349)	(56,932,305)	(43,579,307)
Net increase in net assets resulting from capital share transactions	17,255,237	32,454,049	65,221,288	49,982,893
Net increase (decrease) in net assets	(33,619,492)	44,184,908	(26,043,817)	96,476,521
NET ASSETS:
Beginning of year or period	147,764,817	103,579,909	223,977,082	127,500,561
End of year or period	$114,145,325	$147,764,817	$197,933,265	$223,977,082

(1)
Class P3 of Voya Multi-Manager International Small Cap Fund was fully redeemed on September 9, 2022

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund
Class A
10-31-22	9.34	0.17•	(2.21)	(2.04)	0.00*	—	0.32	0.32	—	6.98	(22.22)	1.05	0.90	0.90	2.04	23,251	218
10-31-21	9.77	0.18•	(0.19)	(0.01)	0.04	—	0.38	0.42	—	9.34	(0.18)	1.02	0.90	0.90	1.90	34,657	191
10-31-20	9.74	0.26	0.20	0.46	0.32	0.06	0.05	0.43	—	9.77	4.88	1.02	0.90	0.90	2.67	34,928	208
10-31-19	9.40	0.25	0.51	0.76	0.37	—	0.05	0.42	—	9.74	8.27	1.05	0.90	0.90	2.69	33,186	247
10-31-18	9.94	0.30•	(0.42)	(0.12)	0.18	—	0.24	0.42	—	9.40	(1.32)	1.05	0.91	0.91	3.08	32,989	105
Class C
10-31-22	9.29	0.10•	(2.18)	(2.08)	0.00*	—	0.26	0.26	—	6.95	(22.73)	1.80	1.65	1.65	1.27	1,139	218
10-31-21	9.71	0.11•	(0.18)	(0.07)	0.03	—	0.32	0.35	—	9.29	(0.85)	1.77	1.65	1.65	1.18	3,262	191
10-31-20	9.69	0.19•	0.18	0.37	0.24	0.06	0.05	0.35	—	9.71	4.00	1.77	1.65	1.65	1.94	4,709	208
10-31-19	9.35	0.19•	0.50	0.69	0.30	—	0.05	0.35	—	9.69	7.49	1.80	1.65	1.65	1.96	9,172	247
10-31-18	9.88	0.23•	(0.42)	(0.19)	0.10	—	0.24	0.34	—	9.35	(1.99)	1.80	1.66	1.66	2.34	12,578	105
Class I
10-31-22	9.29	0.19•	(2.19)	(2.00)	0.00*	—	0.34	0.34	—	6.95	(21.94)	0.71	0.65	0.65	2.29	107,231	218
10-31-21	9.72	0.20•	(0.19)	0.01	0.04	—	0.40	0.44	—	9.29	0.05	0.67	0.65	0.65	2.05	160,932	191
10-31-20	9.69	0.28•	0.20	0.48	0.34	0.06	0.05	0.45	—	9.72	5.15	0.67	0.65	0.65	2.90	36,988	208
10-31-19	9.35	0.29	0.49	0.78	0.39	—	0.05	0.44	—	9.69	8.57	0.71	0.65	0.65	2.92	55,250	247
10-31-18	9.89	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.35	(1.06)	0.71	0.66	0.66	3.33	35,067	105
Class P3
10-31-22	9.32	0.24•	(2.20)	(1.96)	0.00*	—	0.40	0.40	—	6.96	(21.56)	0.63	0.00*	0.00*	2.96	3,281	218
10-31-21	9.75	0.27•	(0.19)	0.08	0.05	—	0.46	0.51	—	9.32	0.72	0.62	0.00*	0.00*	2.78	2,747	191
10-31-20	9.72	0.34•	0.20	0.54	0.40	0.06	0.05	0.51	—	9.75	5.83	0.62	0.00*	0.00*	3.57	2,060	208
10-31-19	9.38	0.35	0.50	0.85	0.46	—	0.05	0.51	—	9.72	9.25	0.66	0.00*	0.00*	3.57	1,530	247
06-01-18(4) - 10-31-18	9.74	0.16•	(0.32)	(0.16)	0.08	—	0.12	0.20	—	9.38	(1.59)	0.67	0.01	0.01	4.06	916	105
Class R
10-31-22	9.35	0.15•	(2.21)	(2.06)	0.00*	—	0.29	0.29	—	7.00	(22.39)	1.30	1.15	1.15	1.79	4,449	218
10-31-21	9.77	0.16•	(0.20)	(0.04)	0.03	—	0.35	0.38	—	9.35	(0.44)	1.27	1.15	1.15	1.65	6,170	191
10-31-20	9.73	0.23	0.20	0.43	0.28	0.06	0.05	0.39	—	9.77	4.60	1.27	1.15	1.15	2.43	6,249	208
10-31-19	9.38	0.23	0.51	0.74	0.34	—	0.05	0.39	—	9.73	8.01	1.30	1.15	1.15	2.44	6,313	247
10-31-18	9.91	0.28	(0.42)	(0.14)	0.15	—	0.24	0.39	—	9.38	(1.47)	1.30	1.16	1.16	2.85	6,263	105
Class R6
10-31-22	9.32	0.19•	(2.19)	(2.00)	0.00*	—	0.35	0.35	—	6.97	(21.94)	0.62	0.62	0.62	2.32	76,691	218
10-31-21	9.75	0.21•	(0.20)	0.01	0.04	—	0.40	0.44	—	9.32	0.08	0.61	0.61	0.61	2.19	103,575	191
10-31-20	9.72	0.28	0.20	0.48	0.34	0.06	0.05	0.45	—	9.75	5.17	0.62	0.62	0.62	2.93	116,095	208
10-31-19	9.38	0.28•	0.51	0.79	0.40	—	0.05	0.45	—	9.72	8.58	0.66	0.65	0.65	2.89	114,682	247
10-31-18	9.92	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.38	(1.02)	0.67	0.66	0.66	3.34	69,687	105
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class W
10-31-22	9.17	0.19•	(2.17)	(1.98)	0.00*	—	0.33	0.33	—	6.86	(22.04)	0.80	0.65	0.65	2.30	53,389	218
10-31-21	9.57	0.21•	(0.18)	0.03	0.04	—	0.39	0.43	—	9.17	0.18	0.77	0.65	0.65	2.19	90,343	191
10-31-20	9.53	0.27•	0.20	0.47	0.32	0.06	0.05	0.43	—	9.57	5.14	0.77	0.65	0.65	2.85	133,137	208
10-31-19	9.18	0.28	0.50	0.78	0.38	—	0.05	0.43	—	9.53	8.63	0.80	0.65	0.65	2.93	78,002	247
10-31-18	9.71	0.32	(0.42)	(0.10)	0.19	—	0.24	0.43	—	9.18	(1.09)	0.80	0.66	0.66	3.36	70,360	105
Voya Global High Dividend Low Volatility Fund
Class A
10-31-22	41.58	1.23•	(3.53)	(2.30)	0.96	—	—	0.96	—	38.32	(5.56)	1.00	0.85	0.85	3.06	205,989	67
10-31-21	32.14	0.82•	9.46	10.28	0.84	—	—	0.84	—	41.58	32.16	1.01	0.85	0.85	2.10	230,663	75
10-31-20	36.30	0.75•	(4.16)	(3.41)	0.73	—	0.02	0.75	—	32.14	(9.35)	1.03	0.85	0.85	2.20	191,019	61
10-31-19	33.99	0.96	2.41	3.37	1.06	—	—	1.06	—	36.30	10.12	1.03	0.85	0.85	2.72	170,817	77
10-31-18	35.74	0.67•	(1.07)	(0.40)	1.35	—	—	1.35	—	33.99	(1.29)	1.33	1.11	1.11	1.86	164,032	140
Class C
10-31-22	38.61	0.84•	(3.25)	(2.41)	0.69	—	—	0.69	—	35.51	(6.28)	1.75	1.60	1.60	2.25	4,208	67
10-31-21	29.90	0.48•	8.81	9.29	0.58	—	—	0.58	—	38.61	31.17	1.76	1.60	1.60	1.33	6,174	75
10-31-20	33.77	0.46•	(3.84)	(3.38)	0.47	—	0.02	0.49	—	29.90	(9.99)	1.78	1.60	1.60	1.41	5,795	61
10-31-19	31.64	0.64•	2.25	2.89	0.76	—	—	0.76	—	33.77	9.30	1.78	1.60	1.60	1.99	33,041	77
10-31-18	33.14	0.37•	(1.01)	(0.64)	0.86	—	—	0.86	—	31.64	(2.06)	2.08	1.86	1.86	1.11	48,210	140
Class I
10-31-22	41.96	1.37•	(3.59)	(2.22)	1.06	—	—	1.06	—	38.68	(5.33)	0.65	0.60	0.60	3.36	44,628	67
10-31-21	32.43	0.93•	9.54	10.47	0.94	—	—	0.94	—	41.96	32.47	0.67	0.60	0.60	2.36	58,145	75
10-31-20	36.63	0.85	(4.21)	(3.36)	0.82	—	0.02	0.84	—	32.43	(9.13)	0.69	0.60	0.60	2.45	45,136	61
10-31-19	34.30	1.05	2.44	3.49	1.16	—	—	1.16	—	36.63	10.41	0.70	0.60	0.60	2.96	32,357	77
10-31-18	36.12	0.77•	(1.08)	(0.31)	1.51	—	—	1.51	—	34.30	(1.05)	1.00	0.86	0.86	2.11	29,178	140
Class R6
10-31-22	41.94	1.35•	(3.56)	(2.21)	1.07	—	—	1.07	—	38.66	(5.30)	0.63	0.57	0.57	3.33	118	67
10-31-21	32.41	1.01•	9.48	10.49	0.96	—	—	0.96	—	41.94	32.57	1.27	0.57	0.57	2.49	126	75
02-28-20(4) - 10-31-20	34.25	0.59•	(1.75)	(1.16)	0.67	—	0.01	0.68	—	32.41	(3.26)	2.03	0.57	0.57	2.68	3	61
Class W
10-31-22	41.93	1.35•	(3.57)	(2.22)	1.06	—	—	1.06	—	38.65	(5.33)	0.75	0.60	0.60	3.33	3,266	67
10-31-21	32.40	0.92•	9.55	10.47	0.94	—	—	0.94	—	41.93	32.51	0.76	0.60	0.60	2.35	3,745	75
10-31-20	36.60	0.83•	(4.19)	(3.36)	0.82	—	0.02	0.84	—	32.40	(9.14)	0.78	0.60	0.60	2.42	3,117	61
10-31-19	34.27	1.04•	2.45	3.49	1.16	—	—	1.16	—	36.60	10.42	0.78	0.60	0.60	2.97	2,523	77
10-31-18	36.09	0.75•	(1.07)	(0.32)	1.50	—	—	1.50	—	34.27	(1.07)	1.08	0.86	0.86	2.07	2,549	140
Voya Global Perspectives® Fund(5)
Class A
10-31-22	13.12	0.16•	(2.73)	(2.57)	0.68	0.82	—	1.50	—	9.05	(22.13)	0.67	0.58	0.58	1.52	75,154	46
10-31-21	11.99	0.11•	1.47	1.58	0.34	0.11	—	0.45	—	13.12	13.34	0.64	0.61	0.61	0.89	88,148	56
10-31-20	11.44	0.28	0.81	1.09	0.28	0.26	—	0.54	—	11.99	9.84	0.73	0.58	0.58	2.53	37,945	112
10-31-19	11.04	0.21•	0.94	1.15	0.32	0.43	—	0.75	—	11.44	11.37	0.75	0.53	0.53	1.93	12,657	36
10-31-18	11.81	0.23	(0.56)	(0.33)	0.37	0.07	—	0.44	—	11.04	(2.99)	0.73	0.48	0.48	2.06	6,991	23
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Perspectives® Fund(5) (continued)
Class C
10-31-22	12.93	0.09•	(2.71)	(2.62)	0.58	0.82	—	1.40	—	8.91	(22.72)	1.42	1.33	1.33	0.83	2,549	46
10-31-21	11.82	0.04•	1.42	1.46	0.24	0.11	—	0.35	—	12.93	12.44	1.39	1.36	1.36	0.29	4,738	56
10-31-20	11.25	0.25	0.75	1.00	0.17	0.26	—	0.43	—	11.82	9.14	1.48	1.33	1.33	2.10	4,189	112
10-31-19	10.87	0.14•	0.90	1.04	0.23	0.43	—	0.66	—	11.25	10.40	1.50	1.28	1.28	1.31	4,564	36
10-31-18	11.63	0.14	(0.54)	(0.40)	0.29	0.07	—	0.36	—	10.87	(3.65)	1.48	1.23	1.23	1.30	5,112	23
Class I
10-31-22	13.19	0.20•	(2.75)	(2.55)	0.71	0.82	—	1.53	—	9.11	(21.91)	0.40	0.33	0.33	1.87	5,657	46
10-31-21	12.04	0.15•	1.47	1.62	0.36	0.11	—	0.47	—	13.19	13.62	0.37	0.36	0.36	1.13	10,265	56
10-31-20	11.47	0.35•	0.77	1.12	0.29	0.26	—	0.55	—	12.04	10.15	0.46	0.33	0.33	3.07	4,536	112
10-31-19	11.08	0.27	0.90	1.17	0.35	0.43	—	0.78	—	11.47	11.58	0.51	0.28	0.28	2.29	3,628	36
10-31-18	11.85	0.25•	(0.55)	(0.30)	0.40	0.07	—	0.47	—	11.08	(2.72)	0.49	0.23	0.23	2.14	3,270	23
Class R
10-31-22	13.08	0.14•	(2.73)	(2.59)	0.64	0.82	—	1.46	—	9.03	(22.32)	0.92	0.83	0.83	1.32	16,864	46
10-31-21	11.94	0.10•	1.44	1.54	0.29	0.11	—	0.40	—	13.08	13.06	0.89	0.86	0.86	0.80	25,350	56
10-31-20	11.37	0.31	0.75	1.06	0.23	0.26	—	0.49	—	11.94	9.67	0.98	0.83	0.83	2.59	24,073	112
10-31-19	10.99	0.20	0.90	1.10	0.29	0.43	—	0.72	—	11.37	10.94	1.00	0.78	0.78	1.78	24,978	36
10-31-18	11.75	0.21•	(0.56)	(0.35)	0.34	0.07	—	0.41	—	10.99	(3.14)	0.98	0.73	0.73	1.77	24,776	23
Class W
10-31-22	13.21	0.19•	(2.76)	(2.57)	0.69	0.82	—	1.51	—	9.13	(21.96)	0.42	0.33	0.33	1.81	13,922	46
10-31-21	12.06	0.17•	1.45	1.62	0.36	0.11	—	0.47	—	13.21	13.58	0.39	0.36	0.36	1.29	19,264	56
10-31-20	11.49	0.33•	0.79	1.12	0.29	0.26	—	0.55	—	12.06	10.13	0.48	0.33	0.33	2.85	32,837	112
10-31-19	11.10	0.24•	0.93	1.17	0.35	0.43	—	0.78	—	11.49	11.55	0.50	0.28	0.28	2.17	18,878	36
10-31-18	11.86	0.22•	(0.51)	(0.29)	0.40	0.07	—	0.47	—	11.10	(2.65)	0.48	0.23	0.23	1.90	11,844	23
Voya Multi-Manager International Small Cap Fund
Class A
10-31-22	72.04	1.02•	(18.33)	(17.31)	0.97	6.85	—	7.82	—	46.91	(26.58)	1.57	1.53	1.53	1.82	44,707	72
10-31-21	52.86	0.55•	19.43	19.98	0.80	—	—	0.80	—	72.04	38.09	1.60	1.53	1.53	0.81	65,656	79
10-31-20	51.61	0.31•	2.06	2.37	1.12	—	—	1.12	—	52.86	4.56	1.67	1.53	1.53	0.62	46,220	91
10-31-19	55.06	0.55	1.38	1.93	0.69	4.69	—	5.38	—	51.61	4.77	1.76	1.54	1.54	1.01	46,448	57
10-31-18	63.00	0.44•	(7.82)	(7.38)	0.56	—	—	0.56	—	55.06	(11.82)	1.78	1.58	1.58	0.70	53,086	46
Class C
10-31-22	66.20	0.57•	(16.72)	(16.15)	0.71	6.85	—	7.56	—	42.49	(27.12)	2.32	2.28	2.28	1.13	2,217	72
10-31-21	48.57	0.02•	17.93	17.95	0.32	—	—	0.32	—	66.20	37.07	2.35	2.28	2.28	0.03	2,864	79
10-31-20	47.47	(0.35)•	2.20	1.85	0.75	—	—	0.75	—	48.57	3.86	2.42	2.28	2.28	(0.73)	978	91
10-31-19	50.97	0.14•	1.29	1.43	0.24	4.69	—	4.93	—	47.47	3.99	2.51	2.29	2.29	0.30	7,575	57
10-31-18	58.29	(0.01)•	(7.24)	(7.25)	0.07	—	—	0.07	—	50.97	(12.45)	2.50	2.30	2.30	(0.02)	9,791	46
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund (continued)
Class I
10-31-22	71.82	1.23•	(18.27)	(17.04)	1.20	6.85	—	8.05	—	46.73	(26.33)	1.29	1.20	1.20	2.25	126,178	72
10-31-21	52.68	0.78•	19.34	20.12	0.98	—	—	0.98	—	71.82	38.54	1.30	1.20	1.20	1.14	121,433	79
10-31-20	51.44	0.44•	2.10	2.54	1.30	—	—	1.30	—	52.68	4.91	1.35	1.20	1.20	0.88	54,488	91
10-31-19	54.99	0.75	1.30	2.05	0.91	4.69	—	5.60	—	51.44	5.10	1.46	1.21	1.21	1.45	72,771	57
10-31-18	62.99	0.73•	(7.87)	(7.14)	0.86	—	—	0.86	—	54.99	(11.49)	1.44	1.22	1.22	1.16	81,260	46
Class W
10-31-22	89.20	1.47•	(23.16)	(21.69)	1.12	6.85	—	7.97	—	59.54	(26.40)	1.32	1.28	1.28	2.07	24,831	72
10-31-21	65.22	0.89•	24.00	24.89	0.91	—	—	0.91	—	89.20	38.44	1.35	1.28	1.28	1.06	34,019	79
10-31-20	63.40	0.50•	2.57	3.07	1.25	—	—	1.25	—	65.22	4.82	1.42	1.28	1.28	0.80	25,810	91
10-31-19	66.30	0.87	1.75	2.62	0.83	4.69	—	5.52	—	63.40	5.07	1.51	1.29	1.29	1.35	31,724	57
10-31-18	75.77	0.60•	(9.28)	(8.68)	0.79	—	—	0.79	—	66.30	(11.57)	1.50	1.30	1.30	0.79	30,608	46

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(5)
Ratios do not include expenses of underlying funds.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are ten separate active investment series, four of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Bond Fund (“Global Bond”), Voya Global High Dividend Low Volatility Fund (“Global High Dividend Low Volatility”), Voya Global Perspectives® Fund (“Global Perspectives®”), and Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class P3, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agent fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which a Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy,

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may consider inputs from pricing service providers, broker-dealers, or each Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine a Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
The Funds’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Fund’s investments under these levels of classification is included within the Portfolio of Investments.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2022, the maximum amount of loss that Global Bond would incur if its counterparties failed to perform would be $1,596,548 which represents the gross payments to be received on open OTC purchased options, forward premium swaptions and forward foreign currency contracts were they to be unwound as of October 31, 2022. The fund did not receive any cash collateral for open OTC derivatives at October 31, 2022.
The Funds have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Global Bond had a liability position of $4,896,880 on forward foreign currency contracts, forward premium swaptions and written OTC options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2022, Global Bond could have been required to pay this amount in cash to its counterparties. At October 31, 2022, Global Bond pledged $2,600,000 in cash collateral to certain counterparties for its open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Multi-Manager International Small Cap used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its non-U.S. dollar denominated holdings from adverse currency movements. The Funds had an average contract amount on forward foreign currency contracts to buy and sell as follows:
	Buy	Sell
Global Bond	$298,367,228	$152,507,098
Multi-Manager International Small Cap	1,081	298
Please refer to the tables within the Portfolio of Investments for Global Bond for open forward foreign currency contracts at October 31, 2022. Multi-Manager International Small Cap did not have any open forward foreign currency contracts at October 31, 2022.
Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.
Upon entering into such a contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Fund’s Statement of Operations. Realized gains (losses) are reported in each Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2022, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2022, Global Bond had an average notional value of $97,217,699 and $69,463,927 on futures contracts purchased and sold, respectively. Please refer to the table for Global Bond within the Portfolio of Investments for open futures contracts at October 31, 2022.
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended October 31, 2022, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Global Bond had an average notional amount of $31,879,953 and $24,147,907 on purchased and written interest rate swaptions, respectively. There were no open purchased interest rate swaptions at October 31, 2022. Please refer to the tables within the Portfolio of Investments for open written interest rate swaptions at October 31, 2022.
During the year ended October 31, 2022, Global Bond had purchased and written foreign currency options to gain additional exposure to foreign currencies and to generate income. Global Bond had an average notional amount of $16,956,862 and $20,504,239 on purchased and written foreign currency options, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at October 31, 2022.
During the year ended October 31, 2022, Global Bond had purchased credit default swaptions in an attempt to gain exposure to certain credit markets. Global Bond had an average notional amount of $13,455,000 on purchased credit default swaptions. There were no open purchased credit default swaptions at October 31, 2022.
During the year ended October 31, 2022, Global Bond had purchased and written forward premium swaptions to manage duration and yield curve exposures. Global Bond had and average notional amount of $26,053,900 and 79,005,400 on purchased and written forward premium swaptions, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written forward premium swaptions at October 31, 2022.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended October 31, 2022, Global Bond had purchased credit protection on credit default swap indices (“CDX”) with an average notional amount of $8,941,364 to hedge the credit risk associated with various sectors within the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to buy protection at October 31, 2022.
For the year ended October 31, 2022, Global Bond had sold credit protection with an average notional amount of $7,540,000 to gain additional exposure with various sectors within the credit market. There were no open credit default swaps to sell protection at October 31, 2022.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the year ended October 31, 2022, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $104,127,750.
For the year ended October 31, 2022, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $114,619,980.
Global Bond entered into interest rate swaps to manage its duration. Please refer to the table within the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at October 31, 2022.
At October 31, 2022, Global Bond had pledged $1,536,000 for open centrally cleared swaps.
Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
For the year ended October 31, 2022, Global Bond entered into total return swaps on sovereign bonds with an average notional amount of $33,426,564 and $1,344,809 on receiver and payer total return swaps, respectively. There were no open total return swaps at October 31, 2022.
Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
For the year ended October 31, 2022, Global Bond entered into receiver volatility swaps on foreign currencies with an average notional amount of $6,618,978. There were no open volatility swaps at October 31, 2022.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond and Global High Dividend Low Volatility, declares and pays dividends, if any, annually. Global Bond declares dividends daily and pays dividends, if any, monthly. Global High Dividend Low Volatility declares and pays dividends, if any, quarterly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
As a result of several court cases, in certain countries across the European Union, Global High Dividend Low Volatility filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“EU reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations. When the EU reclaims are not "more likely than not" to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by Global High Dividend Low Volatility, if any, reduce the amounts of foreign taxes the fund’s shareholders can use as tax credits in their individual income tax returns. EU reclaims received by Global High Dividend Low Volatility during the fiscal year were previously passed through as a foreign tax credit to its shareholders, therefore, Global High Dividend Low Volatility will enter into a closing agreement with the Internal Revenue Service (“IRS”) in order to pay the associated tax liability on behalf of the fund’s shareholders.
Global High Dividend Low Volatility determined to enter into a closing agreement with the IRS and recorded the estimated fees as a reduction to income, as reflected in the Statement of Operations.
J. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Multi-Manager International Small Cap and Global High Dividend Low Volatility, which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statements of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At October 31, 2022, Global Bond pledged $578,000 of cash collateral for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Global Bond	$99,606,845	$167,341,414
Global High Dividend Low Volatility	185,201,001	201,837,623
Global Perspectives®	63,028,914	61,081,026
Multi-Manager International Small Cap	199,800,373	153,480,835
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$652,683,565	$644,717,668
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments, the Investment Adviser to Multi-Manager International Small Cap, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Fund	As a Percentage of Average Daily Net Assets
Global Bond	0.50%
Global High Dividend Low Volatility	0.50%
Global Perspectives®	0.20% on affiliated Underlying Funds; 0.40% on unaffiliated Underlying Funds or other direct investments
Multi-Manager International Small Cap	1.00% on first $500 million; 0.95% on next $500 million; and 0.90% in excess of $1 billion
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Global Bond	Voya IM*
Global High Dividend Low Volatility	Voya IM*
Global Perspectives®	Voya IM*
Multi-Manager International Small Cap	Acadian Asset Management LLC and Victory Capital Management Inc.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A, Class C and Class R shares of each respective Fund has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class R
Global Bond	0.25%	1.00%	0.50%
Global High Dividend Low Volatility	0.25%	1.00%	N/A
Fund	Class A	Class C	Class R
Global Perspectives®	0.25%	1.00%	0.50%
Multi-Manager International Small Cap	0.25%	1.00%	N/A
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2022, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Global Bond	$140	$—
Global High Dividend Low Volatility	8,176	—
Global Perspectives®	1,216	—
Multi-Manager International Small Cap	851	—
Contingent Deferred Sales Charges:
Global Bond	$—	$8
Global High Dividend Low Volatility	—	208
Global Perspectives®	—	618
Multi-Manager International Small Cap	1,165	48
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Global Bond	7.52%
Voya Institutional Trust Company	Global Bond	6.07
	Global Perspectives®	81.74
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended October 31, 2022, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
Global Bond	$27,206
Global High Dividend Low Volatility	7,521
Global Perspectives®	47,784
Multi-Manager International Small Cap	43,350
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and, for each Fund except Global Perspectives®, acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Global Bond	0.90%	1.65%	0.65%	0.00%	1.15%	0.65%	0.65%
Global High Dividend Low Volatility	0.85%	1.60%	0.60%	N/A	N/A	0.57%	0.60%
Global Perspectives®(1)	1.23%	1.98%	0.98%	N/A	1.48%	N/A	0.98%
Multi-Manager International Small Cap	1.95%	2.60%	1.40%	N/A	N/A	N/A	1.60%

(1)
For Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to a side letter agreement, through March 1, 2023, the Investment Adviser has further lowered the expense limits Multi-Manager International Small Cap to the levels listed below. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Fund	Class A	Class C	Class I	Class W
Multi-Manager International Small Cap(2)	1.53%	2.28%	1.20%	1.28%

(2)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	October 31,
	2023	2024	2025	Total
Global Bond	$11,370	$14,551	$19,842	$45,763
Global High Dividend Low Volatility	213,852	197,770	148,253	559,875

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

	October 31,
	2023	2024	2025	Total
Global Perspectives®	123,632	18,240	88,469	230,341
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates as of October 31, 2022, are as follows:
	October 31,
	2023	2024	2025	Total
Global Bond
Class A	$39,178	$41,508	$42,810	$123,496
Class C	7,028	4,478	1,584	13,090
Class I	6,989	25,614	70,042	102,645
Class P3	32	40	44	116
Class R	7,228	7,402	7,811	22,441
Class W	124,423	129,434	106,241	360,098
Global High Dividend Low Volatility
Class A	$153,294	$198,187	$195,457	$546,938
Class C	10,149	5,239	4,018	19,406
Class R6	25	546	753	1,324
Class W	2,185	3,229	3,164	8,578
Global Perspectives®
Class A	$—	$13,138	$19,299	$32,437
Class C	—	919	750	1,669
Class R	—	5,161	4,477	9,638
Class W	—	7,352	3,656	11,008
The Expense Limitation Agreement is contractual through March 1, 2023, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 13, 2022, the Funds, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2022:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Bond	1	$761,000	2.08%
Global High Dividend Low Volatility	2	2,495,500	1.44
Global Perspectives®	1	572,000	1.33
Multi-Manager International Small Cap	29	1,657,828	1.69

NOTE 9 — CAPITAL SHARES
Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Global Bond
Class A
10/31/2022	443,189	—	134,061	(956,515)	(379,265)	3,898,713	—	1,092,956	(7,992,154)	(3,000,485)
10/31/2021	693,033	—	147,714	(705,962)	134,785	6,819,050	—	1,435,374	(6,901,165)	1,353,259
Class C
10/31/2022	59,650	—	4,284	(251,140)	(187,206)	425,009	—	34,811	(2,271,017)	(1,811,197)
10/31/2021	3,411	—	14,302	(151,243)	(133,530)	33,297	—	138,500	(1,481,744)	(1,309,947)
Class I
10/31/2022	3,688,916	—	690,389	(6,255,490)	(1,876,185)	30,441,256	—	5,607,003	(50,868,069)	(14,819,810)
10/31/2021	16,059,288	—	639,574	(3,190,102)	13,508,760	159,383,934	—	6,139,472	(30,670,085)	134,853,321

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 9 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Global Bond (continued)
Class P(1)
10/31/2022	1,699	—	552	(15,716)	(13,465)	13,000	—	4,603	(110,957)	(93,354)
10/31/2021	—	—	666	—	666	—	—	6,484	—	6,484
Class P3
10/31/2022	249,217	—	19,313	(92,199)	176,331	2,083,157	—	154,337	(770,602)	1,466,892
10/31/2021	121,646	—	12,815	(50,983)	83,478	1,178,730	—	123,997	(495,024)	807,703
Class R
10/31/2022	44,762	—	23,262	(92,193)	(24,169)	378,922	—	189,475	(770,999)	(202,602)
10/31/2021	94,674	—	25,952	(100,565)	20,061	932,713	—	252,339	(980,402)	204,650
Class R6
10/31/2022	1,235,182	—	478,548	(1,814,897)	(101,167)	10,268,397	—	3,875,353	(14,647,424)	(503,674)
10/31/2021	2,887,270	—	535,055	(4,220,807)	(798,482)	28,243,418	—	5,192,458	(41,051,374)	(7,615,498)
Class W
10/31/2022	1,309,296	—	372,148	(3,752,897)	(2,071,453)	10,750,186	—	2,983,263	(29,820,282)	(16,086,833)
10/31/2021	2,505,305	—	524,521	(7,082,299)	(4,052,473)	24,135,980	—	5,013,962	(67,398,756)	(38,248,814)
Global High Dividend Low Volatility
Class A
10/31/2022	169,009	—	111,277	(452,048)	(171,762)	6,869,601	—	4,378,635	(18,254,168)	(7,005,932)
10/31/2021	122,472	—	101,403	(619,442)	(395,567)	4,780,691	—	3,984,368	(23,854,567)	(15,089,508)
Class C
10/31/2022	15,086	—	2,170	(58,678)	(41,422)	532,125	—	79,141	(2,238,280)	(1,627,014)
10/31/2021	30,017	—	2,463	(66,364)	(33,884)	1,134,786	—	90,362	(2,345,981)	(1,120,833)
Class I
10/31/2022	98,914	—	30,820	(361,749)	(232,015)	4,044,136	—	1,227,254	(14,870,079)	(9,598,689)
10/31/2021	139,886	—	32,684	(178,799)	(6,229)	5,296,040	—	1,295,101	(7,000,120)	(408,979)
Class R6
10/31/2022	98	—	80	(146)	32	3,870	—	3,180	(6,009)	1,041
10/31/2021	2,905	—	62	(49)	2,918	108,423	—	2,501	(1,962)	108,962
Class W
10/31/2022	3,451	—	2,096	(10,363)	(4,816)	142,505	—	83,340	(422,923)	(197,078)
10/31/2021	8,272	—	1,927	(17,069)	(6,870)	327,477	—	76,247	(666,537)	(262,813)
Global Perspectives®
Class A
10/31/2022	1,585,254	—	915,010	(913,302)	1,586,962	17,436,328	—	10,632,419	(9,198,620)	18,870,127
10/31/2021	3,721,885	—	129,964	(296,915)	3,554,934	47,372,005	—	1,621,951	(3,823,964)	45,169,992
Class C
10/31/2022	40,282	—	43,739	(164,430)	(80,409)	474,733	—	503,433	(1,683,503)	(705,337)
10/31/2021	60,127	—	9,898	(58,098)	11,927	759,481	—	122,440	(733,241)	148,680
Class I
10/31/2022	70,845	—	99,655	(327,606)	(157,106)	759,969	—	1,162,978	(3,423,022)	(1,500,075)
10/31/2021	531,865	—	14,784	(145,106)	401,543	6,874,096	—	185,093	(1,868,801)	5,190,388
Class R
10/31/2022	38,984	—	237,194	(346,364)	(70,186)	407,769	—	2,756,193	(3,640,888)	(476,926)
10/31/2021	140,384	—	64,558	(282,439)	(77,497)	1,774,707	—	804,387	(3,608,197)	(1,029,103)
Class W
10/31/2022	429,714	—	196,516	(559,876)	66,354	4,811,066	—	2,301,200	(6,044,818)	1,067,448
10/31/2021	1,030,712	—	105,861	(2,401,058)	(1,264,485)	13,140,745	—	1,327,493	(31,494,146)	(17,025,908)
Multi-Manager International Small Cap
Class A
10/31/2022	120,397	—	108,206	(186,938)	41,665	7,049,538	—	6,631,964	(10,530,250)	3,151,252
10/31/2021	142,405	—	10,652	(116,150)	36,907	9,932,219	—	644,034	(7,979,703)	2,596,550
Class C
10/31/2022	16,896	—	4,771	(12,746)	8,921	880,022	—	266,599	(720,054)	426,567
10/31/2021	26,743	—	110	(3,740)	23,113	1,779,641	—	6,126	(225,209)	1,560,558

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 9 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Multi-Manager International Small Cap (continued)
Class I
10/31/2022	1,563,003	—	210,537	(764,153)	1,009,387	87,793,806	—	12,817,461	(41,850,285)	58,760,982
10/31/2021	1,092,832	—	12,989	(449,510)	656,311	77,392,570	—	780,664	(31,219,767)	46,953,467
Class P3(2)
10/31/2022	—	—	8	(71)	(63)	—	—	506	(3,628)	(3,122)
10/31/2021	—	—	1	—	1	—	—	62	—	62
Class W
10/31/2022	48,055	—	39,787	(52,200)	35,642	3,625,454	—	3,088,243	(3,828,088)	2,885,609
10/31/2021	31,218	—	4,760	(50,354)	(14,376)	2,671,281	—	355,603	(4,154,628)	(1,127,744)

(1)
Class P was fully redeemed on September 30, 2022.

(2)
Class P3 was fully redeemed on September 9, 2022

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2022:
Global Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$307,706	$(307,706)	$—
BNP Paribas	205,878	(205,878)	—
Deutsche Bank Securities Inc.	42,255	(42,255)	—
Goldman, Sachs & Co. LLC	852,927	(852,927)	—
HSBC Securities (USA) Inc.	157,272	(157,272)	—
J.P. Morgan Securities LLC	337,845	(337,845)	—
Morgan Stanley & Co. LLC	296,788	(296,788)	—
TD Securities Inc.	240,261	(240,261)	—
Wells Fargo Securities LLC	69,491	(69,491)	—
Total	$2,510,423	$(2,510,423)	$—

(1)
Cash collateral with a fair value of $2,603,206 has been received in connection with the above securities lending transactions. Excess

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 10 — SECURITIES LENDING (continued)

cash collateral received from the individual counterparty is not shown for financial reporting purposes.
Global High Dividend Low Volatility
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs Intl	$365,015	$(365,015)	$—
Morgan Stanley & Co. International PLC	239,815	(239,815)	—
Total	$604,830	$(604,830)	$—

(1)
Cash collateral with a fair value of $637,695 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$21,485	$(21,485)	$—
BNP Paribas Securities Corp.	93,445	(93,445)	—
BofA Securities Inc.	283,518	(283,518)	—
Citigroup Global Markets Limited	124,466	(124,466)	—
Credit Suisse Securities (USA) LLC	683,434	(683,434)	—
Deutsche Bank Securities Inc.	115,514	(115,514)	—
Goldman Sachs International	130,233	(130,233)	—
HSBC Bank PLC	141,820	(141,820)	—
Jefferies LLC	546,011	(546,011)	—
JP Morgan Securities PLC	224,692	(224,692)	—
Morgan Stanley & Co. LLC	175,450	(175,450)	—
Scotia Capital (USA) Inc.	249,670	(249,670)	—
Societe Generale	214,488	(214,488)	—
State Street Bank and Trust Company	17,136	(17,136)	—
UBS AG	222,168	(222,168)	—
Total	$3,243,530	$(3,243,530)	$—

(1)
Cash collateral with a fair value of $3,506,059 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, swaps, capital loss carryforwards and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2022:
	Paid-in Capital	Distributable Earnings
Global Bond	$(26,117,568)	$26,117,568
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2022			Year Ended October 31, 2021
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Return of Capital
Global Bond	$—	$—	$14,067,899	$1,387,407	$17,044,734
Global High Dividend Low Volatility	6,651,653	—	—	6,258,263	—
Global Perspectives®	9,716,990	7,643,503	—	4,062,708	—
Multi-Manager International Small Cap	10,886,297	13,284,528	—	2,055,811	—

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2022 were:
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration	Other	Total Distributable Earnings/(Loss)
Global Bond	$—	$(37,647,994)	$(7,369,211)	Short-term	None	$(5,493)	$(56,846,373)
			(11,823,675)	Long-term	None
			$(19,192,886)
Global High Dividend Low Volatility	1,735,975	4,577,966	(22,432,928)	Short-term	None	(254,703)	(25,413,186)
			(9,039,496)	Long-term	None
			$(31,472,424)*
Global Perspectives®	734,014	(30,255,097)	(1,340,557)	Short-term	None	—	(31,001,714)
			(140,074)	Long-term	None
			$(1,480,631)
Multi-Manager International Small Cap	3,726,906	(36,240,339)	(4,678,996)	Short-term	None	(154,772)	(37,347,201)

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2022, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 13 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 13 — MARKET DISRUPTION (continued)

increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 15 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2022, the following Funds paid dividends and distributions per share of:
	Net Investment Income	Payable Date	Record Date
Global Bond
Class A	$0.0249	December 1,2022	Daily
Class C	$0.0205	December 1,2022	Daily
Class I	$0.0262	December 1,2022	Daily
Class P3	$0.0300	December 1,2022	Daily
Class R	$0.0228	December 1,2022	Daily
Class R6	$0.0264	December 1,2022	Daily
Class W	$0.0252	December 1,2022	Daily
Multi-Manager International Small Cap
Class A	$1.1229	December 16,2022	December 14,2022
Class C	$1.1028	December 16,2022	December 14,2022
Class I	$1.1328	December 16,2022	December 14,2022
Class W	$1.1299	December 16,2022	December 14,2022
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.5%
	Australia: 0.2%
92,000 (1)	CSL Finance PLC, 4.050%, 04/27/2029	$84,585	0.0
152,000 (1)	CSL Finance PLC, 4.250%, 04/27/2032	138,042	0.1
39,000 (1)	CSL Finance PLC, 4.625%, 04/27/2042	33,261	0.0
66,000 (1)	CSL Finance PLC, 4.750%, 04/27/2052	55,751	0.0
28,000 (1)	CSL Finance PLC, 4.950%, 04/27/2062	23,613	0.0
6,000	Rio Tinto Finance USA Ltd., 2.750%, 11/02/2051	3,706	0.0
336,000 (1)	Santos Finance Ltd., 3.649%, 04/29/2031	259,943	0.1
		598,901	0.2
	Belgium: 0.2%
178,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	152,894	0.1
286,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 01/23/2029	278,432	0.1
		431,326	0.2
	Bermuda: 0.1%
188,000 (1)	Triton Container International Ltd., 3.150%, 06/15/2031	138,834	0.1
141,000	XLIT Ltd., 5.500%, 03/31/2045	124,856	0.0
		263,690	0.1
	Brazil: 0.1%
250,000	Suzano Austria GmbH, 5.000%, 01/15/2030	221,542	0.1

	Canada: 0.6%
370,000 (2)	Bank of Nova Scotia/The, 4.588%, 05/04/2037	304,483	0.1
97,000	Brookfield Finance LLC, 3.450%, 04/15/2050	57,755	0.0
324,000	Canadian Imperial Bank of Commerce, 3.945%, 08/04/2025	311,174	0.1
200,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	171,357	0.1
101,000	Cenovus Energy, Inc., 5.400%, 06/15/2047	86,278	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Canada (continued)
76,000 (2)	Enbridge, Inc., 7.375%, 01/15/2083	$71,886	0.0
76,000 (2)	Enbridge, Inc., 7.625%, 01/15/2083	73,251	0.0
220,000	Fortis, Inc./Canada, 3.055%, 10/04/2026	198,472	0.1
170,000 (1)	Intact Financial Corp., 5.459%, 09/22/2032	163,206	0.1
225,000 (1)	Open Text Holdings, Inc., 4.125%, 12/01/2031	169,871	0.1
52,000 (1)	Rogers Communications, Inc., 3.800%, 03/15/2032	44,326	0.0
70,000	Toronto-Dominion Bank/The, 2.800%, 03/10/2027	62,482	0.0
		1,714,541	0.6
	Chile: 0.2%
300,000 (1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	259,596	0.1
300,000 (1)	Inversiones CMPC SA, 3.850%, 01/13/2030	250,511	0.1
		510,107	0.2
	Colombia: 0.1%
250,000	Ecopetrol SA, 6.875%, 04/29/2030	206,175	0.1

	Denmark: 0.1%
215,000 (1)(2)	Danske Bank A/S, 3.244%, 12/20/2025	198,608	0.1

	France: 0.7%
215,000 (1)(2)	BNP Paribas SA, 3.052%, 01/13/2031	167,437	0.1
700,000 (1)	BNP Paribas SA, 3.500%, 03/01/2023	695,543	0.2
335,000 (1)	BPCE SA, 2.700%, 10/01/2029	271,571	0.1
728,000 (1)	BPCE SA, 5.150%, 07/21/2024	702,259	0.3
		1,836,810	0.7
	Hong Kong: 0.1%
400,000 (1)	CK Hutchison International 21 Ltd., 2.500%, 04/15/2031	315,462	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	India: 0.2%
300,000 (1)	Indian Railway Finance Corp. Ltd., 3.249%, 02/13/2030	$239,951	0.1
300,000 (1)	Reliance Industries Ltd., 2.875%, 01/12/2032	226,377	0.1
300,000 (1)	Reliance Industries Ltd., 3.625%, 01/12/2052	176,597	0.0
		642,925	0.2
	Indonesia: 0.4%
350,000 (1)	Pertamina Persero PT, 2.300%, 02/09/2031	259,927	0.1
400,000 (1)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	336,476	0.1
425,000 (1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	393,172	0.2
		989,575	0.4
	Israel: 0.2%
600,000	Bank Hapoalim, 3.255%, 01/21/2032	490,500	0.2

	Italy: 0.1%
250,000	Telecom Italia Capital SA, 7.721%, 06/04/2038	199,359	0.1

	Japan: 0.4%
255,000 (1)(3)	Mizuho Bank Ltd., 3.200%, 03/26/2025	240,734	0.1
766,000	Sumitomo Mitsui Financial Group, Inc., 1.402%, 09/17/2026	649,023	0.2
200,000	Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	188,243	0.1
107,000 (1)	Sumitomo Mitsui Trust Bank Ltd., 2.800%, 03/10/2027	95,853	0.0
		1,173,853	0.4
	Kuwait: 0.1%
200,000 (1)	Equate Petrochemical BV, 2.625%, 04/28/2028	165,500	0.1

	Malaysia: 0.2%
500,000 (1)	Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027	454,366	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Mexico: 0.5%
350,000 (1)	Alpek SAB de CV, 3.250%, 02/25/2031	$268,431	0.1
300,000 (1)	Alpek SAB de CV, 4.250%, 09/18/2029	256,142	0.1
925,000 (3)	Petroleos Mexicanos, 5.950%, 01/28/2031	668,289	0.2
387,000	Petroleos Mexicanos, 6.700%, 02/16/2032	293,311	0.1
		1,486,173	0.5
	Netherlands: 0.5%
250,000 (1)(2)	Cooperatieve Rabobank UA, 4.655%, 08/22/2028	231,435	0.1
355,000	ING Groep NV, 4.050%, 04/09/2029	309,014	0.1
323,000	Shell International Finance BV, 3.875%, 11/13/2028	301,922	0.1
180,000	Shell International Finance BV, 4.000%, 05/10/2046	141,643	0.1
290,000 (1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	259,144	0.1
		1,243,158	0.5
	New Zealand: 0.1%
200,000 (1)(2)	ASB Bank Ltd., 5.284%, 06/17/2032	183,989	0.1

	Norway: 0.0%
56,000	Equinor ASA, 3.125%, 04/06/2030	49,140	0.0

	Panama: 0.3%
500,000 (1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	394,728	0.2
500,000 (1)	Banco Nacional de Panama, 2.500%, 08/11/2030	360,824	0.1
		755,552	0.3
	Peru: 0.3%
300,000 (1)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	242,970	0.1
225,000	Inkia Energy Ltd., 5.875%, 11/09/2027	200,788	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Peru (continued)
475,000 (1)	InRetail Consumer, 3.250%, 03/22/2028	$376,742	0.1
		820,500	0.3
	Qatar: 0.1%
400,000 (1)	Qatar Energy, 3.125%, 07/12/2041	284,606	0.1

	Russia: 0.2%
300,000 (1)(4)	Credit Bank of Moscow Via CBOM Finance PLC, 3.875%, 09/21/2026	60,525	0.0
250,000 (1)(4)	Evraz PLC, 5.250%, 04/02/2024	131,250	0.1
325,000 (1)(2)(4)	Gazprom PJSC via Gaz Finance PLC, 4.599%, 12/31/2199	113,750	0.0
300,000 (1)(4)	Sibur Securities DAC, 2.950%, 07/08/2025	168,750	0.1
		474,275	0.2
	Saudi Arabia: 0.1%
325,000 (1)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	250,656	0.1
200,000 (1)	Saudi Arabian Oil Co., 3.250%, 11/24/2050	126,063	0.0
		376,719	0.1
	South Korea: 0.1%
225,000 (1)	POSCO, 4.500%, 08/04/2027	209,447	0.1

	Spain: 0.1%
200,000 (2)	Banco Bilbao Vizcaya Argentaria SA, 6.138%, 09/14/2028	190,376	0.1
200,000 (2)	Banco Santander SA, 3.225%, 11/22/2032	137,371	0.0
		327,747	0.1
	Switzerland: 0.7%
456,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	442,666	0.2
263,000	Credit Suisse AG/New York NY, 1.250%, 08/07/2026	210,388	0.1
1,000,000 (1)(2)	Credit Suisse Group AG, 2.997%, 12/14/2023	970,195	0.3
200,000 (1)(2)	UBS Group AG, 2.746%, 02/11/2033	144,135	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Switzerland (continued)
206,000 (1)(2)	UBS Group AG, 4.751%, 05/12/2028	$188,925	0.1
		1,956,309	0.7
	Thailand: 0.3%
300,000 (1)(2)	Bangkok Bank PCL/Hong Kong, 5.000%, 12/31/2199	267,567	0.1
450,000 (1)	GC Treasury Center Co. Ltd., 2.980%, 03/18/2031	337,911	0.1
200,000 (1)	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	162,110	0.1
		767,588	0.3
	United Arab Emirates: 0.2%
323,631 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	264,411	0.1
289,959 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	218,401	0.1
		482,812	0.2
	United Kingdom: 1.4%
600,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	577,161	0.2
128,000	BAT Capital Corp., 2.259%, 03/25/2028	101,539	0.0
199,000	BAT International Finance PLC, 4.448%, 03/16/2028	176,424	0.1
217,000 (2)	HSBC Holdings PLC, 2.999%, 03/10/2026	197,098	0.1
500,000 (2)	HSBC Holdings PLC, 3.803%, 03/11/2025	477,849	0.2
208,000 (2)	HSBC Holdings PLC, 5.210%, 08/11/2028	190,608	0.1
200,000 (2)	HSBC Holdings PLC, 5.402%, 08/11/2033	173,681	0.1
212,000 (2)	HSBC Holdings PLC, 7.390%, 11/03/2028	212,327	0.1
316,000 (2)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	315,856	0.1
240,000 (1)	LSEGA Financing PLC, 3.200%, 04/06/2041	165,732	0.0
750,000	Royalty Pharma PLC, 1.200%, 09/02/2025	661,978	0.2
458,000	Royalty Pharma PLC, 1.750%, 09/02/2027	377,818	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United Kingdom (continued)
111,000	Royalty Pharma PLC, 3.550%, 09/02/2050	$67,994	0.0
245,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	198,445	0.1
		3,894,510	1.4
	United States: 21.6%
107,000	AbbVie, Inc., 3.200%, 11/21/2029	93,612	0.0
750,000	AbbVie, Inc., 3.800%, 03/15/2025	723,870	0.3
33,000	AbbVie, Inc., 4.050%, 11/21/2039	26,629	0.0
5,000	AbbVie, Inc., 4.300%, 05/14/2036	4,332	0.0
225,000 (1)	ADT Security Corp./The, 4.125%, 08/01/2029	193,500	0.1
289,000	Advance Auto Parts, Inc., 3.900%, 04/15/2030	244,754	0.1
205,000	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	182,995	0.1
170,000	Advanced Micro Devices, Inc., 4.393%, 06/01/2052	137,664	0.1
381,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	363,235	0.1
230,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	190,962	0.1
19,000	Alleghany Corp., 3.250%, 08/15/2051	12,241	0.0
110,000	Alleghany Corp., 3.625%, 05/15/2030	97,584	0.0
3,000	Alleghany Corp., 4.900%, 09/15/2044	2,582	0.0
235,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	188,058	0.1
193,000	Altria Group, Inc., 4.500%, 05/02/2043	132,381	0.1
119,000	Altria Group, Inc., 4.800%, 02/14/2029	109,668	0.0
101,000	Amazon.com, Inc., 2.100%, 05/12/2031	80,954	0.0
326,000	Amazon.com, Inc., 2.875%, 05/12/2041	231,839	0.1
114,000 (3)	Amazon.com, Inc., 3.600%, 04/13/2032	102,189	0.0
40,000	Amazon.com, Inc., 3.950%, 04/13/2052	31,371	0.0
61,000	Amazon.com, Inc., 4.100%, 04/13/2062	46,958	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
91,000	Amcor Flexibles North America, Inc., 4.000%, 05/17/2025	$87,574	0.0
256,076	American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/2029	205,265	0.1
117,870	American Airlines 2016-1 Class A Pass Through Trust, 4.100%, 07/15/2029	91,418	0.0
87,869	American Airlines 2016-1 Class AA Pass Through Trust, 3.575%, 07/15/2029	77,427	0.0
34,874	American Airlines 2016-2 Class A Pass Through Trust, 3.650%, 12/15/2029	26,448	0.0
94,504	American Airlines 2016-3 Class A Pass Through Trust, 3.250%, 04/15/2030	72,001	0.0
475,000	American Airlines 2021-1 Class A Pass Through Trust, 2.875%, 01/11/2036	371,091	0.1
87,000	American Electric Power Co., Inc., 3.250%, 03/01/2050	54,210	0.0
74,000 (2)	American Electric Power Co., Inc., 3.875%, 02/15/2062	56,865	0.0
430,000 (2)	American Express Co., 4.420%, 08/03/2033	381,193	0.1
81,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	65,321	0.0
50,000	American Homes 4 Rent L.P., 4.300%, 04/15/2052	34,548	0.0
448,000	American International Group, Inc., 4.750%, 04/01/2048	370,863	0.1
603,000	American Tower Corp., 2.750%, 01/15/2027	529,021	0.2
72,000	American Tower Corp., 3.650%, 03/15/2027	65,176	0.0
98,000 (1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	76,176	0.0
87,000	Amgen, Inc., 2.000%, 01/15/2032	66,272	0.0
245,000 (1)(3)	ANGI Group LLC, 3.875%, 08/15/2028	179,824	0.1
135,000 (1)(3)	Antero Resources Corp., 5.375%, 03/01/2030	125,106	0.1
390,000	Apache Corp., 5.100%, 09/01/2040	316,676	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
262,000	Apple, Inc., 2.650%, 02/08/2051	$163,694	0.1
90,000	Apple, Inc., 2.850%, 08/05/2061	54,075	0.0
44,000	Apple, Inc., 3.350%, 08/08/2032	38,833	0.0
65,000	Apple, Inc., 3.950%, 08/08/2052	51,679	0.0
44,000	Apple, Inc., 4.100%, 08/08/2062	34,264	0.0
210,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	172,380	0.1
41,000	AT&T, Inc., 3.650%, 09/15/2059	25,947	0.0
76,000	Avnet, Inc., 5.500%, 06/01/2032	67,992	0.0
368,000 (2)	Bank of America Corp., 1.197%, 10/24/2026	319,603	0.1
366,000 (2)	Bank of America Corp., 1.734%, 07/22/2027	313,213	0.1
126,000 (2)	Bank of America Corp., 1.898%, 07/23/2031	93,589	0.0
86,000 (2)	Bank of America Corp., 2.087%, 06/14/2029	69,663	0.0
74,000 (2)	Bank of America Corp., 2.299%, 07/21/2032	54,884	0.0
175,000 (2)	Bank of America Corp., 2.572%, 10/20/2032	132,234	0.1
359,000 (2)	Bank of America Corp., 2.687%, 04/22/2032	277,896	0.1
372,000 (2)	Bank of America Corp., 3.846%, 03/08/2037	298,495	0.1
465,000 (2)	Bank of America Corp., 3.864%, 07/23/2024	458,221	0.2
84,000 (2)	Bank of America Corp., 4.083%, 03/20/2051	62,547	0.0
15,000 (2)	Bank of America Corp., 4.571%, 04/27/2033	13,314	0.0
1,717,000 (2)	Bank of America Corp., 5.015%, 07/22/2033	1,576,612	0.6
196,000 (2)	Bank of New York Mellon Corp./The, 5.834%, 10/25/2033	196,442	0.1
425,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	352,195	0.1
4,000	Baxter International, Inc., 3.132%, 12/01/2051	2,442	0.0
80,000 (1)	Berkshire Hathaway Energy Co., 4.600%, 05/01/2053	66,113	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
552,000	Berry Global, Inc., 1.650%, 01/15/2027	$455,345	0.2
161,000 (1)	Blackstone Holdings Finance Co. LLC, 2.850%, 08/05/2051	90,522	0.0
115,000	Blackstone Holdings Finance Co. LLC, 6.200%, 04/22/2033	114,764	0.0
448,000	Boeing Co/The, 3.625%, 02/01/2031	372,524	0.1
88,000	Boeing Co/The, 5.150%, 05/01/2030	81,395	0.0
116,000	Bristol-Myers Squibb Co., 3.700%, 03/15/2052	86,235	0.0
90,000 (1)	Broadcom, Inc., 4.926%, 05/15/2037	74,356	0.0
215,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	184,969	0.1
90,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	69,299	0.0
141,000	Burlington Northern Santa Fe LLC, 4.450%, 01/15/2053	118,591	0.1
79,000 (2)	Capital One Financial Corp., 1.878%, 11/02/2027	65,760	0.0
93,000 (2)	Capital One Financial Corp., 3.273%, 03/01/2030	76,410	0.0
55,000 (2)	Capital One Financial Corp., 5.247%, 07/26/2030	50,446	0.0
47,000 (1)	Cargill, Inc., 2.125%, 04/23/2030	37,624	0.0
117,000 (1)	Cargill, Inc., 2.125%, 11/10/2031	89,767	0.0
40,000 (1)	Cargill, Inc., 4.375%, 04/22/2052	32,573	0.0
42,000 (1)	Cargill, Inc., 5.125%, 10/11/2032	40,998	0.0
230,000	CDW LLC / CDW Finance Corp., 3.250%, 02/15/2029	188,546	0.1
147,000	Centene Corp., 3.000%, 10/15/2030	118,575	0.1
135,000	Centene Corp., 4.625%, 12/15/2029	122,396	0.1
99,000	CenterPoint Energy, Inc., 4.250%, 11/01/2028	89,248	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
185,000	Central Garden & Pet Co., 4.125%, 10/15/2030	$153,177	0.1
89,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	70,313	0.0
399,000	Chevron USA, Inc., 3.250%, 10/15/2029	358,035	0.1
207,000	Chubb INA Holdings, Inc., 1.375%, 09/15/2030	154,215	0.1
67,000	Chubb INA Holdings, Inc., 2.850%, 12/15/2051	40,927	0.0
28,000	Chubb INA Holdings, Inc., 3.050%, 12/15/2061	16,531	0.0
447,000	Cigna Corp., 3.050%, 10/15/2027	400,706	0.2
246,000	Cigna Corp., 3.200%, 03/15/2040	175,319	0.1
49,000	Cigna Corp., 3.400%, 03/15/2050	32,621	0.0
101,000	Cigna Corp., 4.800%, 08/15/2038	89,141	0.0
281,000	Citigroup, Inc., 4.125%, 07/25/2028	253,257	0.1
296,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	264,858	0.1
193,000	Comcast Corp., 3.750%, 04/01/2040	148,908	0.1
103,000	Comcast Corp., 4.250%, 01/15/2033	93,082	0.0
67,000	Comcast Corp., 5.350%, 11/15/2027	66,970	0.0
54,000	Comcast Corp., 5.500%, 11/15/2032	53,659	0.0
80,000	Comcast Corp., 5.650%, 06/15/2035	78,692	0.0
75,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	60,919	0.0
123,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	97,325	0.0
50,000	Consumers Energy Co., 4.200%, 09/01/2052	39,995	0.0
236,000 (1)	Corebridge Financial, Inc., 3.850%, 04/05/2029	206,405	0.1
193,000 (1)	Corebridge Financial, Inc., 3.900%, 04/05/2032	161,568	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
226,000 (1)(2)	Corebridge Financial, Inc., 6.875%, 12/15/2052	$204,167	0.1
425,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	400,757	0.2
59,000	Crown Castle International Corp., 4.150%, 07/01/2050	42,205	0.0
51,000	Crown Castle, Inc., 2.900%, 03/15/2027	45,017	0.0
200,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	153,387	0.1
82,000	CSX Corp., 4.500%, 11/15/2052	66,975	0.0
81,000	CSX Corp., 4.500%, 08/01/2054	64,944	0.0
122,000	Cummins, Inc., 1.500%, 09/01/2030	93,025	0.0
9,000	CVS Health Corp., 3.250%, 08/15/2029	7,814	0.0
5,000	CVS Health Corp., 4.125%, 04/01/2040	3,923	0.0
11,000	CVS Health Corp., 5.050%, 03/25/2048	9,364	0.0
4,000	CVS Health Corp., 5.125%, 07/20/2045	3,449	0.0
210,000 (3)	Dana, Inc., 5.625%, 06/15/2028	190,364	0.1
220,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	171,879	0.1
176,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	175,819	0.1
137,726	Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	134,712	0.1
35,000	Diamondback Energy, Inc., 6.250%, 03/15/2033	35,177	0.0
92,000	Discovery Communications LLC, 5.300%, 05/15/2049	66,436	0.0
225,000	DISH DBS Corp., 5.125%, 06/01/2029	151,684	0.1
32,000	Dollar General Corp., 3.500%, 04/03/2030	27,987	0.0
181,000 (2)	Dominion Energy, Inc., 4.350%, 12/31/2199	150,645	0.1
99,000 (2)	Dominion Energy, Inc., 4.650%, 12/31/2199	86,181	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
26,000	Dow Chemical Co., 5.550%, 11/30/2048	$22,540	0.0
105,000 (3)	Dow Chemical Co/The, 6.300%, 03/15/2033	104,659	0.0
124,000	Dow Chemical Co/The, 6.900%, 05/15/2053	125,417	0.1
305,000	DTE Electric Co., 2.250%, 03/01/2030	248,809	0.1
112,000	DTE Electric Co., 4.300%, 07/01/2044	91,029	0.0
3,000	Duke Energy Carolinas LLC, 3.700%, 12/01/2047	2,156	0.0
12,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	8,739	0.0
3,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	2,413	0.0
921,000	Duke Energy Corp., 2.650%, 09/01/2026	833,549	0.3
107,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	83,947	0.0
14,000	Duke Energy Florida LLC, 4.200%, 07/15/2048	10,946	0.0
207,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	132,997	0.1
3,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	2,344	0.0
41,000	Ecolab, Inc., 2.750%, 08/18/2055	23,687	0.0
194,000	Elevance Health, Inc., 3.700%, 09/15/2049	138,944	0.1
60,000	Elevance Health, Inc., 5.500%, 10/15/2032	59,807	0.0
36,000	Elevance Health, Inc., 6.100%, 10/15/2052	36,750	0.0
134,000	Energy Transfer L.P., 4.250%, 04/01/2024	130,809	0.1
969,000	Energy Transfer L.P., 4.900%, 02/01/2024	960,046	0.4
375,000	Energy Transfer L.P., 5.400%, 10/01/2047	298,506	0.1
286,000	Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	282,597	0.1
14,000	Entergy Arkansas LLC, 3.350%, 06/15/2052	9,110	0.0
41,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	31,774	0.0
180,000	Entergy Corp., 2.800%, 06/15/2030	144,711	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
117,000	Entergy Louisiana LLC, 4.750%, 09/15/2052	$97,591	0.0
135,000	Essential Utilities, Inc., 2.704%, 04/15/2030	109,810	0.0
125,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	81,832	0.0
74,000	Evergy Kansas Central, Inc., 4.125%, 03/01/2042	57,666	0.0
106,000	Eversource Energy, 1.400%, 08/15/2026	91,315	0.0
122,000	Eversource Energy, 2.900%, 03/01/2027	109,397	0.0
126,000	Extra Space Storage L.P., 2.350%, 03/15/2032	91,332	0.0
66,000	Exxon Mobil Corp., 2.995%, 08/16/2039	48,468	0.0
153,000	Exxon Mobil Corp., 3.452%, 04/15/2051	109,615	0.0
64,000	FedEx Corp., 4.050%, 02/15/2048	45,238	0.0
61,000	FedEx Corp., 5.250%, 05/15/2050	51,723	0.0
92,000 (2)	Fifth Third Bancorp, 6.361%, 10/27/2028	92,458	0.0
291,000	Fiserv, Inc., 3.200%, 07/01/2026	267,218	0.1
22,000	Florida Power & Light Co., 2.875%, 12/04/2051	14,067	0.0
108,000	Florida Power & Light Co., 4.125%, 02/01/2042	87,853	0.0
200,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	179,149	0.1
260,000	Freeport-McMoRan, Inc., 4.250%, 03/01/2030	227,920	0.1
265,000 (1)	Gap, Inc./The, 3.875%, 10/01/2031	183,399	0.1
185,000 (1)	GCI LLC, 4.750%, 10/15/2028	156,157	0.1
45,000	General Electric Co., 6.750%, 03/15/2032	48,944	0.0
284,000 (3)	General Mills, Inc., 2.875%, 04/15/2030	240,205	0.1
46,000	General Motors Financial Co., Inc., 5.000%, 04/09/2027	43,509	0.0
344,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	333,607	0.1
28,000	Georgia Power Co., 5.125%, 05/15/2052	25,114	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
200,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	$190,832	0.1
230,000 (1)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	194,634	0.1
51,000	HCA, Inc., 2.375%, 07/15/2031	38,076	0.0
27,000 (1)	HCA, Inc., 3.125%, 03/15/2027	23,893	0.0
906,000	HCA, Inc., 4.125%, 06/15/2029	800,438	0.3
2,000 (1)	HCA, Inc., 4.375%, 03/15/2042	1,506	0.0
167,000	HCA, Inc., 5.250%, 04/15/2025	164,225	0.1
245,000	HCA, Inc., 5.250%, 06/15/2026	237,644	0.1
175,000	Healthpeak Properties, Inc., 3.000%, 01/15/2030	144,606	0.1
200,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	182,236	0.1
24,000	Home Depot, Inc./The, 3.625%, 04/15/2052	17,408	0.0
90,000	Home Depot, Inc./The, 4.500%, 09/15/2032	85,390	0.0
125,000	Home Depot, Inc./The, 4.950%, 09/15/2052	112,521	0.0
52,000	Honeywell International, Inc., 5.000%, 02/15/2033	51,585	0.0
116,000	HP, Inc., 2.650%, 06/17/2031	85,137	0.0
24,000	HP, Inc., 4.000%, 04/15/2029	20,993	0.0
230,000 (1)	Ingevity Corp., 3.875%, 11/01/2028	194,481	0.1
202,000	Intel Corp., 3.250%, 11/15/2049	126,919	0.1
64,000	Intel Corp., 3.750%, 08/05/2027	60,226	0.0
18,000 (3)	Intel Corp., 4.150%, 08/05/2032	16,091	0.0
59,000	Intel Corp., 4.750%, 03/25/2050	47,944	0.0
44,000	Intel Corp., 5.050%, 08/05/2062	35,877	0.0
69,000	Intercontinental Exchange, Inc., 2.100%, 06/15/2030	54,794	0.0
354,000	Intercontinental Exchange, Inc., 4.600%, 03/15/2033	326,264	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
86,000	International Business Machines Corp., 4.150%, 07/27/2027	$82,212	0.0
86,000	International Business Machines Corp., 4.400%, 07/27/2032	78,696	0.0
88,000	International Business Machines Corp., 4.900%, 07/27/2052	74,291	0.0
43,000 (1)	International Flavors & Fragrances, Inc., 3.268%, 11/15/2040	28,732	0.0
50,000	Interstate Power and Light Co., 3.100%, 11/30/2051	31,059	0.0
224,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	192,806	0.1
82,000	John Deere Capital Corp., 4.350%, 09/15/2032	77,088	0.0
135,000	Johnson & Johnson, 3.625%, 03/03/2037	115,605	0.1
447,000 (2)	JPMorgan Chase & Co., 1.470%, 09/22/2027	375,822	0.1
138,000 (2)	JPMorgan Chase & Co., 1.578%, 04/22/2027	118,770	0.1
230,000 (2)	JPMorgan Chase & Co., 2.182%, 06/01/2028	194,725	0.1
45,000 (2)	JPMorgan Chase & Co., 2.580%, 04/22/2032	34,651	0.0
55,000 (2)	JPMorgan Chase & Co., 2.595%, 02/24/2026	50,983	0.0
178,000 (2)	JPMorgan Chase & Co., 2.947%, 02/24/2028	156,757	0.1
919,000	JPMorgan Chase & Co., 2.950%, 10/01/2026	840,651	0.3
691,000 (2)	JPMorgan Chase & Co., 3.782%, 02/01/2028	631,760	0.2
500,000	JPMorgan Chase & Co., 3.875%, 09/10/2024	487,257	0.2
100,000 (2)	JPMorgan Chase & Co., 3.964%, 11/15/2048	73,667	0.0
16,000 (2)	JPMorgan Chase & Co., 4.565%, 06/14/2030	14,674	0.0
395,000 (2)	JPMorgan Chase & Co., 4.912%, 07/25/2033	359,741	0.1
196,000 (2)	JPMorgan Chase & Co., 5.717%, 09/14/2033	183,009	0.1
530,000 (2)(3)	JPMorgan Chase & Co., 6.000%, 12/31/2199	523,375	0.2
94,000	Keurig Dr Pepper, Inc., 4.500%, 04/15/2052	74,098	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
227,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	$221,713	0.1
63,000	Kinder Morgan, Inc., 5.450%, 08/01/2052	53,408	0.0
119,000	KLA Corp., 4.950%, 07/15/2052	103,812	0.0
62,000	KLA Corp., 5.250%, 07/15/2062	54,837	0.0
166,000	Kraft Heinz Foods Co., 4.625%, 10/01/2039	137,893	0.1
102,000	Kraft Heinz Foods Co., 6.875%, 01/26/2039	105,207	0.0
450,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	359,246	0.1
210,000 (1)	Lamb Weston Holdings, Inc., 4.375%, 01/31/2032	180,655	0.1
59,000 (1)	Liberty Mutual Group, Inc., 5.500%, 06/15/2052	48,655	0.0
45,000	Lockheed Martin Corp., 5.250%, 01/15/2033	45,171	0.0
68,000	Lockheed Martin Corp., 5.700%, 11/15/2054	68,605	0.0
32,000	Lockheed Martin Corp., 5.900%, 11/15/2063	32,592	0.0
73,000	Lowe’s Cos, Inc., 4.250%, 04/01/2052	54,371	0.0
46,000	Lowe’s Cos, Inc., 4.450%, 04/01/2062	33,520	0.0
82,000	Lowe’s Cos, Inc., 5.000%, 04/15/2033	77,437	0.0
154,000 (1)	Mars, Inc., 2.375%, 07/16/2040	98,644	0.0
163,000	Marsh & McLennan Cos, Inc., 5.750%, 11/01/2032	163,627	0.1
82,000	Marsh & McLennan Cos, Inc., 6.250%, 11/01/2052	83,844	0.0
225,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	184,196	0.1
55,000 (1)	Meta Platforms, Inc., 3.500%, 08/15/2027	50,519	0.0
138,000 (1)	Meta Platforms, Inc., 3.850%, 08/15/2032	117,571	0.1
88,000 (1)	Meta Platforms, Inc., 4.450%, 08/15/2052	65,460	0.0
232,000 (1)	Meta Platforms, Inc., 4.650%, 08/15/2062	171,520	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
428,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	$405,648	0.2
193,000	Mississippi Power Co., 4.250%, 03/15/2042	149,634	0.1
394,000 (2)	Morgan Stanley, 0.560%, 11/10/2023	393,494	0.2
190,000 (2)	Morgan Stanley, 0.791%, 01/22/2025	177,415	0.1
250,000 (2)	Morgan Stanley, 1.164%, 10/21/2025	226,682	0.1
118,000 (2)	Morgan Stanley, 1.512%, 07/20/2027	100,127	0.0
436,000 (2)	Morgan Stanley, 1.593%, 05/04/2027	373,371	0.1
210,000 (2)	Morgan Stanley, 2.239%, 07/21/2032	155,050	0.1
83,000 (2)	Morgan Stanley, 2.511%, 10/20/2032	62,572	0.0
153,000 (2)	Morgan Stanley, 2.720%, 07/22/2025	144,472	0.1
1,090,000	Morgan Stanley, 3.125%, 07/27/2026	995,533	0.4
545,000	Morgan Stanley, 4.100%, 05/22/2023	542,300	0.2
500,000	Morgan Stanley, 4.875%, 11/01/2022	500,000	0.2
414,000 (2)	Morgan Stanley, 5.297%, 04/20/2037	367,702	0.1
121,000 (2)	Morgan Stanley, 6.296%, 10/18/2028	122,170	0.1
776,000 (2)	Morgan Stanley, 6.342%, 10/18/2033	787,856	0.3
600,000	Mosaic Co/The, 3.250%, 11/15/2022	599,610	0.2
366,000	MPLX L.P., 4.000%, 03/15/2028	331,414	0.1
215,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	148,270	0.1
500,000	Mylan, Inc., 4.200%, 11/29/2023	490,690	0.2
155,000	Mylan, Inc., 5.200%, 04/15/2048	104,776	0.0
286,000	National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	264,791	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
95,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	$85,370	0.0
36,000	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	36,473	0.0
200,000 (3)	Navient Corp., 5.000%, 03/15/2027	168,990	0.1
161,000 (1)	Nestle Holdings, Inc., 4.125%, 10/01/2027	155,065	0.1
125,000 (1)	Nestle Holdings, Inc., 4.300%, 10/01/2032	117,932	0.1
165,000 (1)	Nestle Holdings, Inc., 4.700%, 01/15/2053	148,409	0.1
96,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	94,173	0.0
149,000	Northern States Power Co/MN, 3.600%, 09/15/2047	107,673	0.0
216,000	Northern Trust Corp., 6.125%, 11/02/2032	216,445	0.1
190,000 (1)	Novelis Corp., 4.750%, 01/30/2030	161,777	0.1
60,000	Nucor Corp., 4.300%, 05/23/2027	57,229	0.0
50,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	29,021	0.0
200,000	Olin Corp., 5.000%, 02/01/2030	181,284	0.1
131,000 (1)	Oncor Electric Delivery Co. LLC, 4.550%, 09/15/2032	123,669	0.1
59,000	ONEOK, Inc., 3.100%, 03/15/2030	47,757	0.0
291,000	Oracle Corp., 2.800%, 04/01/2027	257,504	0.1
504,000	Oracle Corp., 2.950%, 05/15/2025	474,117	0.2
166,000	Oracle Corp., 3.800%, 11/15/2037	120,926	0.1
43,000	Oracle Corp., 3.950%, 03/25/2051	28,214	0.0
44,000	O’Reilly Automotive, Inc., 3.600%, 09/01/2027	40,610	0.0
106,000	O’Reilly Automotive, Inc., 4.350%, 06/01/2028	100,042	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
250,000 (1)	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 4.125%, 04/30/2028	$220,684	0.1
27,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	18,017	0.0
22,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	14,859	0.0
36,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	25,444	0.0
200,000	Paramount Global, 4.375%, 03/15/2043	134,955	0.1
24,000	Paramount Global, 4.950%, 05/19/2050	16,827	0.0
9,000	Paramount Global, 5.250%, 04/01/2044	6,597	0.0
246,000 (2)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	201,400	0.1
43,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	36,601	0.0
29,000	PayPal Holdings, Inc., 4.400%, 06/01/2032	26,675	0.0
131,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	112,823	0.1
184,000	PECO Energy Co., 4.150%, 10/01/2044	146,487	0.1
170,000	PepsiCo, Inc., 3.900%, 07/18/2032	157,600	0.1
84,000	Phillips 66, 3.850%, 04/09/2025	81,325	0.0
301,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.600%, 11/01/2024	288,448	0.1
188,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.800%, 09/15/2030	156,954	0.1
385,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	280,200	0.1
259,000	PNC Financial Services Group, Inc./The, 3.450%, 04/23/2029	227,399	0.1
200,000 (1)	Post Holdings, Inc., 5.500%, 12/15/2029	180,237	0.1
225,000 (1)	Prestige Brands, Inc., 3.750%, 04/01/2031	180,939	0.1
230,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	193,274	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
61,000	Prologis L.P., 4.625%, 01/15/2033	$56,553	0.0
171,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	131,030	0.1
42,000	Public Storage, 1.950%, 11/09/2028	34,583	0.0
50,000	Puget Sound Energy, Inc., 3.250%, 09/15/2049	32,323	0.0
171,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	145,608	0.1
32,000	Rexford Industrial Realty L.P., 2.150%, 09/01/2031	23,519	0.0
148,000	Reynolds American, Inc., 5.700%, 08/15/2035	125,241	0.1
78,000	Reynolds American, Inc., 5.850%, 08/15/2045	61,387	0.0
150,000	Reynolds American, Inc., 6.150%, 09/15/2043	121,710	0.1
210,000 (1)	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 3.875%, 03/01/2031	156,692	0.1
135,000	Roper Technologies, Inc., 1.750%, 02/15/2031	99,320	0.0
31,000	Ross Stores, Inc., 4.700%, 04/15/2027	29,661	0.0
28,000	S&P Global, Inc., 1.250%, 08/15/2030	20,834	0.0
110,000 (1)	S&P Global, Inc., 2.700%, 03/01/2029	94,604	0.0
73,000 (1)	S&P Global, Inc., 2.900%, 03/01/2032	60,112	0.0
85,000 (1)	S&P Global, Inc., 3.700%, 03/01/2052	62,007	0.0
203,000	Salesforce, Inc., 2.700%, 07/15/2041	139,499	0.1
150,000	Seagate HDD Cayman, 3.375%, 07/15/2031	107,282	0.0
124,000 (1)	Sealed Air Corp., 1.573%, 10/15/2026	103,901	0.0
88,000	Selective Insurance Group, Inc., 5.375%, 03/01/2049	71,452	0.0
166,000 (2)	Sempra Energy, 4.125%, 04/01/2052	125,224	0.1
230,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	183,690	0.1
215,000	Silgan Holdings, Inc., 4.125%, 02/01/2028	197,286	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
220,000 (1)(3)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	$185,192	0.1
200,000 (1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	184,755	0.1
245,000 (1)	Sonic Automotive, Inc., 4.875%, 11/15/2031	185,325	0.1
46,000	Southern California Edison Co., 3.650%, 02/01/2050	30,844	0.0
85,000	Southern Co/The, 5.113%, 08/01/2027	82,762	0.0
32,000	Southwest Gas Corp., 4.050%, 03/15/2032	26,775	0.0
230,000 (1)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	186,394	0.1
208,000 (2)	State Street Corp., 2.623%, 02/07/2033	162,051	0.1
200,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	183,136	0.1
117,000	Sun Communities Operating L.P., 4.200%, 04/15/2032	96,120	0.0
52,000	Targa Resources Corp., 6.250%, 07/01/2052	46,582	0.0
131,000	Target Corp., 4.500%, 09/15/2032	123,684	0.1
215,000 (1)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	173,413	0.1
225,000 (1)	Tenet Healthcare Corp., 4.250%, 06/01/2029	189,906	0.1
44,000	Texas Instruments, Inc., 3.650%, 08/16/2032	39,386	0.0
66,000	Texas Instruments, Inc., 4.100%, 08/16/2052	54,399	0.0
98,000	Time Warner Cable LLC, 5.500%, 09/01/2041	77,083	0.0
6,000	Time Warner Cable LLC, 5.875%, 11/15/2040	4,877	0.0
9,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	7,476	0.0
4,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	3,598	0.0
12,000	T-Mobile USA, Inc., 3.000%, 02/15/2041	8,086	0.0
16,000	T-Mobile USA, Inc., 3.750%, 04/15/2027	14,769	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
34,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	$30,105	0.0
90,000	Toyota Motor Credit Corp., 4.450%, 06/29/2029	86,498	0.0
120,000	Toyota Motor Credit Corp., 4.550%, 09/20/2027	116,815	0.1
122,000	Union Pacific Corp., 3.500%, 02/14/2053	85,613	0.0
60,000 (3)	Union Pacific Corp., 4.950%, 09/09/2052	54,093	0.0
68,000	Union Pacific Corp., 5.150%, 01/20/2063	60,987	0.0
675,000	UnitedHealth Group, Inc., 2.300%, 05/15/2031	541,608	0.2
181,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	124,339	0.1
94,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	66,766	0.0
47,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	35,251	0.0
25,000	UnitedHealth Group, Inc., 4.750%, 05/15/2052	21,902	0.0
115,000	UnitedHealth Group, Inc., 5.300%, 02/15/2030	115,055	0.1
69,000 (3)	UnitedHealth Group, Inc., 5.350%, 02/15/2033	69,275	0.0
71,000	UnitedHealth Group, Inc., 5.875%, 02/15/2053	72,561	0.0
66,000	UnitedHealth Group, Inc., 6.050%, 02/15/2063	67,953	0.0
99,773	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	96,175	0.0
22,995	US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/2026	20,781	0.0
222,000 (2)	US Bancorp, 5.850%, 10/21/2033	221,447	0.1
300,000	Utah Acquisition Sub, Inc., 3.950%, 06/15/2026	273,471	0.1
56,000	Utah Acquisition Sub, Inc., 5.250%, 06/15/2046	38,354	0.0
84,000	Verizon Communications, Inc., 2.355%, 03/15/2032	63,686	0.0
18,000	Verizon Communications, Inc., 3.400%, 03/22/2041	12,822	0.0
6,000	Verizon Communications, Inc., 3.550%, 03/22/2051	4,060	0.0
15,000	Verizon Communications, Inc., 3.700%, 03/22/2061	9,836	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
105,000	Verizon Communications, Inc., 4.125%, 08/15/2046	$79,235	0.0
9,000	Verizon Communications, Inc., 4.400%, 11/01/2034	7,803	0.0
17,000	Verizon Communications, Inc., 4.750%, 11/01/2041	14,364	0.0
154,000	Verizon Communications, Inc., 4.812%, 03/15/2039	133,514	0.1
215,000 (1)	ViaSat, Inc., 5.625%, 04/15/2027	199,168	0.1
175,000	Viatris, Inc., 2.700%, 06/22/2030	131,067	0.1
27,000	Viatris, Inc., 3.850%, 06/22/2040	16,864	0.0
26,000	Viatris, Inc., 4.000%, 06/22/2050	15,114	0.0
100,000 (1)	Vistra Operations Co. LLC, 5.125%, 05/13/2025	96,950	0.0
207,000	VMware, Inc., 1.400%, 08/15/2026	176,750	0.1
100,000	Walmart, Inc., 4.150%, 09/09/2032	94,722	0.0
60,000	Walmart, Inc., 4.500%, 09/09/2052	53,392	0.0
168,000 (1)	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	149,548	0.1
36,000 (1)	Warnermedia Holdings, Inc., 4.279%, 03/15/2032	29,118	0.0
22,000 (1)	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	16,132	0.0
64,000 (1)	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	44,777	0.0
22,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	21,928	0.0
31,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	30,534	0.0
61,000 (2)	Wells Fargo & Co., 2.164%, 02/11/2026	56,060	0.0
280,000 (2)	Wells Fargo & Co., 2.406%, 10/30/2025	260,918	0.1
92,000	Wells Fargo & Co., 3.000%, 10/23/2026	83,326	0.0
160,000 (2)	Wells Fargo & Co., 4.897%, 07/25/2033	146,572	0.1
450,000	Western Midstream Operating L.P., 5.300%, 03/01/2048	364,361	0.1
230,000 (1)	Wolverine World Wide, Inc., 4.000%, 08/15/2029	182,038	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
225,000 (1)	Zayo Group Holdings, Inc., 4.000%, 03/01/2027	$174,225	0.1
		58,337,648	21.6
	Total Corporate Bonds/Notes (Cost $96,389,915)	82,063,413	30.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 14.7%
	United States: 14.7%
274,203 (2)	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.218%, 05/25/2036	240,018	0.1
104,359	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	49,065	0.0
152,344	Alternative Loan Trust 2007-23CB A3, 4.086%, (US0001M + 0.500%), 09/25/2037	68,837	0.0
335,947	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	181,801	0.1
288,136	CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	250,292	0.1
67,627	Countrywide Alternative Loan Trust 2005-53T2 2A6, 4.086%, (US0001M + 0.500%), 11/25/2035	34,723	0.0
175,677 (1)(2)	CSMC Trust 2015-2 B3, 3.903%, 02/25/2045	149,752	0.1
125,429 (1)(2)	CSMC Trust 2015-3 B1, 3.844%, 03/25/2045	114,388	0.1
2,790,552 (5)	Fannie Mae 2005-18 SC, 1.064%, (-1.000*US0001M + 4.650%), 03/25/2035	96,255	0.0
684,012 (5)	Fannie Mae 2008-41 S, 3.214%, (-1.000*US0001M + 6.800%), 11/25/2036	90,429	0.0
2,070,959 (5)	Fannie Mae 2009-106 SA, 2.664%, (-1.000*US0001M + 6.250%), 01/25/2040	157,641	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
298,167	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 6.086%, (US0001M + 2.500%), 05/25/2030	$296,954	0.1
254,412	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 5.586%, (US0001M + 2.000%), 03/25/2031	253,584	0.1
32,110 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 5.886%, (US0001M + 2.300%), 08/25/2031	32,073	0.0
80,946 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 5.986%, (US0001M + 2.400%), 04/25/2031	80,543	0.0
30,702 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 6.036%, (US0001M + 2.450%), 07/25/2031	30,595	0.0
13,404 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 5.686%, (US0001M + 2.100%), 09/25/2039	13,368	0.0
305,414 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 5.636%, (US0001M + 2.050%), 01/25/2040	300,690	0.1
1,000,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 7.236%, (US0001M + 3.650%), 02/25/2040	996,396	0.4
102,371	Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	104,275	0.0
77,418	Fannie Mae REMIC Trust 2005-74 DK, 9.658%, (-4.000*US0001M + 24.000%), 07/25/2035	75,341	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
83,236	Fannie Mae REMIC Trust 2006-104 ES, 15.522%, (-5.000*US0001M + 33.450%), 11/25/2036	$107,697	0.0
1,021,567 (5)	Fannie Mae REMIC Trust 2007-36 SN, 3.184%, (-1.000*US0001M + 6.770%), 04/25/2037	98,565	0.0
57,385	Fannie Mae REMIC Trust 2007-55 DS, 6.036%, (-2.500*US0001M + 15.000%), 06/25/2037	49,965	0.0
590,138 (5)	Fannie Mae REMIC Trust 2008-53 FI, 2.514%, (-1.000*US0001M + 6.100%), 07/25/2038	41,773	0.0
676,729 (5)	Fannie Mae REMIC Trust 2008-58 SM, 2.514%, (-1.000*US0001M + 6.100%), 07/25/2038	44,257	0.0
147,528	Fannie Mae REMIC Trust 2009-66 SL, 5.407%, (-3.333*US0001M + 15.833%), 09/25/2039	110,627	0.0
93,200	Fannie Mae REMIC Trust 2009-66 SW, 5.574%, (-3.333*US0001M + 16.000%), 09/25/2039	70,951	0.0
2,846,063 (5)	Fannie Mae REMIC Trust 2010-123 SL, 2.484%, (-1.000*US0001M + 6.070%), 11/25/2040	189,195	0.1
2,758,590 (5)	Fannie Mae REMIC Trust 2011-55 SK, 2.974%, (-1.000*US0001M + 6.560%), 06/25/2041	273,809	0.1
1,147,863 (5)	Fannie Mae REMIC Trust 2011-86 NS, 2.364%, (-1.000*US0001M + 5.950%), 09/25/2041	72,622	0.0
163,789 (5)	Fannie Mae REMIC Trust 2012-10 US, 2.864%, (-1.000*US0001M + 6.450%), 02/25/2042	16,932	0.0
789,047 (5)	Fannie Mae REMIC Trust 2012-24 HS, 2.964%, (-1.000*US0001M + 6.550%), 09/25/2040	23,078	0.0
524,735 (5)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	42,100	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
4,909,665 (5)	Fannie Mae REMICS 2015-34 DI, 6.500%, 06/25/2045	$1,180,517	0.4
14,458,092 (5)	Fannie Mae REMICS 2015-58 KI, 6.000%, 03/25/2037	2,820,070	1.1
7,117,449 (5)	Fannie Mae REMICS 2015-59 SK, 2.064%, (-1.000*US0001M + 5.650%), 08/25/2045	524,641	0.2
12,727,043 (5)	Fannie Mae REMICS 2016-54 SL, 2.414%, (-1.000*US0001M + 6.000%), 08/25/2046	1,271,850	0.5
6,914,938 (5)	Fannie Mae REMICS 2020-24 IB, 3.000%, 04/25/2050	1,137,515	0.4
419,158 (5)	Fannie Mae Series 2007-9 SE, 2.494%, (-1.000*US0001M + 6.080%), 03/25/2037	35,800	0.0
714,009 (5)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	67,557	0.0
903,345 (1)(2)	Flagstar Mortgage Trust 2018-2 B2, 4.011%, 04/25/2048	750,741	0.3
113,679 (5)	Freddie Mac REMIC Trust 2303 SY, 5.288%, (-1.000*US0001M + 8.700%), 04/15/2031	12,710	0.0
779,855 (5)	Freddie Mac REMIC Trust 2989 GU, 3.588%, (-1.000*US0001M + 7.000%), 02/15/2033	55,865	0.0
737,516 (5)	Freddie Mac REMIC Trust 3271 SB, 2.638%, (-1.000*US0001M + 6.050%), 02/15/2037	52,194	0.0
2,196,098 (5)	Freddie Mac REMIC Trust 3424 HI, 2.488%, (-1.000*US0001M + 5.900%), 04/15/2038	174,795	0.1
452,227 (5)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	56,460	0.0
2,711,370 (5)	Freddie Mac REMIC Trust 3856 KS, 3.138%, (-1.000*US0001M + 6.550%), 05/15/2041	248,212	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
509,584 (5)	Freddie Mac REMIC Trust 3925 SD, 2.638%, (-1.000*US0001M + 6.050%), 07/15/2040	$15,063	0.0
351,501 (5)	Freddie Mac REMIC Trust 4077 SM, 3.288%, (-1.000*US0001M + 6.700%), 08/15/2040	4,690	0.0
583,607 (5)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	56,138	0.0
910,430 (5)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	104,629	0.0
1,472,829 (5)	Freddie Mac REMICS 3693 SC, 3.088%, (-1.000*US0001M + 6.500%), 07/15/2040	150,820	0.1
752,127	Freddie Mac REMICS 3792 DS, 3.188%, (-1.000*US0001M + 6.600%), 11/15/2040	7,992	0.0
1,211,713 (5)	Freddie Mac REMICS 4040 SW, 3.218%, (-1.000*US0001M + 6.630%), 05/15/2032	85,965	0.0
9,791,131 (5)	Freddie Mac REMICS 4096 SB, 2.588%, (-1.000*US0001M + 6.000%), 08/15/2042	963,651	0.4
6,095,958 (5)	Freddie Mac REMICS 4480 WS, 2.768%, (-1.000*US0001M + 6.180%), 06/15/2045	653,340	0.3
1,571,795 (5)	Freddie Mac REMICS 4623 MS, 2.588%, (-1.000*US0001M + 6.000%), 10/15/2046	163,828	0.1
13,801,294 (5)	Freddie Mac REMICS 4695 IO, 4.500%, 10/15/2041	2,692,543	1.0
1,332,154	Freddie Mac REMICS 4800 MZ, 4.000%, 06/15/2048	1,242,089	0.5
1,421,923	Freddie Mac REMICS 4879 ZA, 4.000%, 05/15/2049	1,312,188	0.5
122,477 (1)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 5.486%, (US0001M + 1.900%), 01/25/2050	120,654	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
215,402 (1)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 6.686%, (US0001M + 3.100%), 03/25/2050	$215,640	0.1
3,888 (1)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 7.186%, (US0001M + 3.600%), 07/25/2050	3,888	0.0
700,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA3 M2, 5.097%, (SOFR30A + 2.100%), 09/25/2041	598,140	0.2
1,000,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 M1B, 4.847%, (SOFR30A + 1.850%), 01/25/2042	900,170	0.3
1,100,000 (1)	Freddie Mac STACR REMIC Trust 2022-HQA1 M2, 8.247%, (SOFR30A + 5.250%), 03/25/2042	1,037,878	0.4
180,304 (2)(5)	Freddie Mac Strips 351 103, 4.000%, 01/15/2031	16,463	0.0
485,044 (2)(5)	Freddie Mac Strips 351 200, 3.500%, 02/15/2046	65,901	0.0
3,468,611 (5)	Freddie Mac Strips 351 C14, 3.500%, 02/15/2031	299,231	0.1
8,022,734 (5)	Freddie Mac Strips 351 C22, 3.500%, 02/15/2046	1,483,814	0.6
6,256,958 (5)	Freddie Mac Strips 351 C23, 4.000%, 02/15/2046	1,306,058	0.5
1,459,342 (2)(5)	Freddie Mac Strips 351 C30, 2.500%, 02/15/2031	72,355	0.0
1,776,091 (2)(5)	Freddie Mac Strips 351 C31, 3.000%, 02/15/2031	115,862	0.1
1,149,215 (2)(5)	Freddie Mac Strips 351 C32, 3.500%, 02/15/2031	95,426	0.0
3,367,346 (2)(5)	Freddie Mac Strips 351 C33, 4.000%, 02/15/2046	567,040	0.2
6,591,390 (2)(5)	Freddie Mac Strips 351 C34, 3.500%, 02/15/2046	1,166,238	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
246,085 (1)(2)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	$231,269	0.1
171,260	Ginnie Mae Series 2007-8 SP, 10.735%, (-3.242*US0001M + 22.049%), 03/20/2037	198,407	0.1
12,900,438 (5)	Ginnie Mae Series 2009-106 CM, 3.188%, (-1.000*US0001M + 6.600%), 01/16/2034	515,087	0.2
1,033,408 (5)	Ginnie Mae Series 2010-116 NS, 3.238%, (-1.000*US0001M + 6.650%), 09/16/2040	73,258	0.0
153,961 (5)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	9,952	0.0
858,012 (5)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	30,264	0.0
44,723 (5)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	463	0.0
911,434 (5)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	117,033	0.1
458,932 (5)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	20,942	0.0
9,903,524 (5)	Ginnie Mae Series 2015-10 IX, 4.500%, 01/20/2045	2,024,955	0.8
1,002,250 (5)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	95,925	0.0
4,085,233 (5)	Ginnie Mae Series 2016-161 CI, 5.500%, 11/20/2046	785,292	0.3
6,734,808 (5)	Ginnie Mae Series 2019-89 QI, 4.000%, 04/20/2046	1,090,452	0.4
175,600	GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 4.006%, (US0001M + 0.210%), 04/25/2036	145,920	0.1
13,436 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	12,615	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
17,425 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	$16,080	0.0
852,054 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ3 A4, 2.500%, 08/25/2051	640,103	0.2
375,504 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ1 A4, 2.500%, 05/28/2052	281,078	0.1
381,997 (1)(2)	JP Morgan Mortgage Trust 2019-8 A5, 3.500%, 03/25/2050	336,306	0.1
62,612 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	56,486	0.0
104,353 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	93,288	0.0
2,731 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	2,687	0.0
17,674 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 03/25/2050	17,172	0.0
76,962 (1)(2)	JP Morgan Mortgage Trust 2020-5 A15, 3.000%, 12/25/2050	63,348	0.0
483,434 (1)(2)	JP Morgan Mortgage Trust 2022-4 A17A, 3.000%, 10/25/2052	372,210	0.1
326,837 (1)(2)	Morgan Stanley Residential Mortgage Loan Trust 2021-2 A9, 2.500%, 05/25/2051	245,916	0.1
59,465 (1)(2)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	55,315	0.0
179,512 (1)(2)	OBX 2020-INV1 A21 Trust, 3.500%, 12/25/2049	157,452	0.1
573,804 (1)(2)	RATE Mortgage Trust 2021-HB1 A31, 2.500%, 12/25/2051	422,365	0.2
916,124 (1)(2)	RCKT Mortgage Trust 2021-1 A1, 2.500%, 03/25/2051	708,560	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
27,145 (1)(2)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	$24,947	0.0
300,000 (1)(2)	Sequoia Mortgage Trust 2020-4 A8, 2.500%, 11/25/2050	211,190	0.1
2,985 (2)	Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/2034	2,815	0.0
1,000,000 (1)(2)	Verus Securitization Trust 2021-1 M1, 1.968%, 01/25/2066	655,090	0.3
6,558,555 (2)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 3.380%, 08/25/2045	7,538	0.0
41,281 (2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.801%, 10/25/2036	37,062	0.0
140,734 (2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.676%, 08/25/2046	124,279	0.1
287,868 (2)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.375%, 12/25/2036	256,176	0.1
386,012	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	309,848	0.1
77,404	Wells Fargo Alternative Loan 2007-PA2 2A1, 4.016%, (US0001M + 0.430%), 06/25/2037	62,071	0.0
391,791 (1)(2)	Wells Fargo Mortgage Backed Securities 2021-1 A17 Trust, 2.500%, 12/25/2050	293,931	0.1
297,243 (1)(2)	WinWater Mortgage Loan Trust 2015-5 B4, 3.756%, 08/20/2045	252,432	0.1
	Total Collateralized Mortgage Obligations (Cost $46,335,026)	39,722,791	14.7

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.1%
	Federal Home Loan Mortgage Corporation: 0.2%(6)
473,935	3.500%, 01/01/2048	$426,478	0.2
57,940	4.000%, 09/01/2045	54,320	0.0
46,741	4.000%, 09/01/2045	43,583	0.0
78,756	4.000%, 05/01/2046	73,824	0.0
		598,205	0.2
	Federal National Mortgage Association: 0.6%(6)
1,010,692	3.500%, 03/01/2043	911,364	0.4
634,000 (7)	5.000%, 11/15/2052	611,538	0.2
		1,522,902	0.6
	Government National Mortgage Association: 3.9%
2,325,546	2.500%, 05/20/2051	1,979,604	0.8
389,100	2.500%, 05/20/2052	330,463	0.1
230,839	2.500%, 08/20/2052	196,218	0.1
4,350,000 (7)	3.000%, 11/15/2052	3,788,238	1.4
84,744	4.500%, 08/20/2041	83,010	0.0
4,202,000 (7)	4.500%, 11/15/2052	3,983,365	1.5
11,761	5.500%, 03/20/2039	12,132	0.0
		10,373,030	3.9
	Uniform Mortgage-Backed Securities: 10.4%
10,039,000 (7)	2.000%, 11/15/2052	7,913,556	2.9
44,579	2.500%, 06/01/2030	41,478	0.0
32,421	2.500%, 06/01/2030	30,166	0.0
20,484	2.500%, 07/01/2030	19,060	0.0
6,439,000 (7)	2.500%, 11/15/2052	5,271,976	2.0
4,647,000 (7)	3.000%, 11/15/2052	3,951,039	1.5
113,655	3.500%, 06/01/2034	107,573	0.0
6,114,000 (7)	3.500%, 11/15/2052	5,375,002	2.0
49,601	4.000%, 05/01/2045	46,497	0.0
906,094	4.000%, 04/01/2049	838,842	0.3
4,443,000 (7)	4.000%, 11/15/2052	4,039,589	1.5
150,296	4.500%, 12/01/2040	145,592	0.1
72,636	4.500%, 12/01/2040	70,363	0.0
244,181	5.000%, 05/01/2042	244,664	0.1
		28,095,397	10.4
	Total U.S. Government Agency Obligations (Cost $42,196,603)	40,589,534	15.1
SOVEREIGN BONDS: 17.5%
	Australia: 0.1%
AUD 837,000 (1)	Queensland Treasury Corp., 1.750%, 07/20/2034	394,722	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Brazil: 1.7%
BRL 2,400,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2027	$4,554,787	1.7

	Canada: 0.2%
CAD 1,100,000	Canadian Government Bond, 2.000%, 12/01/2051	606,815	0.2

	China: 8.5%
CNY 4,500,000	China Government Bond, 2.690%, 08/12/2026	623,909	0.2
CNY 7,750,000	China Government Bond, 2.690%, 08/15/2032	1,064,391	0.4
CNY 50,420,000	China Government Bond, 2.850%, 06/04/2027	7,035,930	2.6
CNY 21,430,000	China Government Bond, 3.130%, 11/21/2029	3,033,455	1.1
CNY 29,170,000	China Government Bond, 3.250%, 06/06/2026	4,128,546	1.5
CNY 34,570,000	China Government Bond, 3.250%, 11/22/2028	4,930,997	1.8
CNY 1,110,000	China Government Bond, 3.290%, 05/23/2029	158,753	0.1
CNY 2,970,000	China Government Bond, 3.320%, 04/15/2052	423,949	0.2
CNY 9,950,000	China Government Bond, 4.080%, 10/22/2048	1,589,429	0.6
		22,989,359	8.5
	Colombia: 0.3%
250,000 (3)	Colombia Government International Bond, 3.000%, 01/30/2030	176,835	0.1
200,000	Colombia Government International Bond, 5.200%, 05/15/2049	122,009	0.1
COP 2,551,900,000	Colombian TES, 7.750%, 09/18/2030	370,828	0.1
		669,672	0.3
	Germany: 0.1%
EUR 9,700	Bundesobligation, 1.580%, 04/14/2023	9,518	0.0
EUR 60,000	Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	54,940	0.1
EUR 40,000	Bundesrepublik Deutschland Bundesanleihe, 1.000%, 08/15/2025	38,560	0.0
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Germany (continued)
EUR 30,000	Bundesrepublik Deutschland Bundesanleihe, 1.920%, 08/15/2026	$27,585	0.0
		130,603	0.1
	Indonesia: 0.4%
IDR 13,833,000,000	Indonesia Treasury Bond, 8.375%, 04/15/2039	938,711	0.4

	Italy: 0.5%
EUR 641,000 (1)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	579,688	0.2
EUR 641,000 (1)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	672,401	0.3
		1,252,089	0.5
	Malaysia: 1.3%
MYR 18,342,000	Malaysia Government Bond, 3.828%, 07/05/2034	3,587,842	1.3

	Mexico: 0.9%
MXN 50,700,000	Mexican Bonos, 7.750%, 05/29/2031	2,254,998	0.8
200,000 (3)	Mexico Government International Bond, 3.250%, 04/16/2030	168,605	0.1
200,000	Mexico Government International Bond, 3.750%, 04/19/2071	115,021	0.0
		2,538,624	0.9
	Oman: 0.1%
200,000	Oman Government International Bond, 6.000%, 08/01/2029	190,558	0.0
200,000 (1)	Oman Government International Bond, 7.375%, 10/28/2032	205,113	0.1
		395,671	0.1
	Panama: 0.1%
200,000	Panama Government International Bond, 3.298%, 01/19/2033	154,212	0.1

	Peru: 0.4%
PEN 4,000,000	Peru Government Bond, 6.350%, 08/12/2028	934,168	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Peru (continued)
200,000	Peruvian Government International Bond, 1.862%, 12/01/2032	$139,352	0.1
75,000	Peruvian Government International Bond, 5.625%, 11/18/2050	68,912	0.0
		1,142,432	0.4
	Portugal: 0.6%
EUR 1,664,000 (1)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	1,505,138	0.6

	Romania: 0.5%
RON 5,510,000	Romania Government Bond, 3.250%, 04/29/2024	1,027,166	0.4
280,000 (1)	Romanian Government International Bond, 3.000%, 02/14/2031	208,206	0.1
		1,235,372	0.5
	Russia: 0.3%
RUB 47,938,000 (4)	Russian Federal Bond - OFZ, 6.900%, 05/23/2029	386,285	0.2
200,000 (4)	Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	90,000	0.0
400,000 (1)(4)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	292,000	0.1
		768,285	0.3
	Saudi Arabia: 0.0%
200,000 (1)	Saudi Government International Bond, 3.450%, 02/02/2061	128,760	0.0

	South Africa: 0.2%
700,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	596,372	0.2

	Spain: 0.8%
EUR 1,284,000 (1)	Spain Government Bond, 1.450%, 04/30/2029	1,168,340	0.4
EUR 1,092,000 (1)	Spain Government Bond, 2.700%, 10/31/2048	914,653	0.4
		2,082,993	0.8
	Thailand: 0.4%
THB 1,200,000	Thailand Government Bond, 0.750%, 06/17/2024	31,045	0.0
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Thailand (continued)
THB 41,793,000	Thailand Government Bond, 2.875%, 12/17/2028	$1,099,357	0.4
		1,130,402	0.4
	Ukraine: 0.1%
250,000 (4)	Ukraine Government International Bond, 7.253%, 03/15/2035	39,697	0.0
525,000 (4)	Ukraine Government International Bond, 7.375%, 09/25/2034	83,672	0.0
800,000 (4)	Ukraine Government International Bond, 7.750%, 09/01/2027	138,912	0.1
		262,281	0.1
	Total Sovereign Bonds (Cost $55,388,406)	47,065,142	17.5
U.S. TREASURY OBLIGATIONS: 7.2%
	U.S. Treasury Bonds: 0.2%
262,800	2.875%, 05/15/2052	204,040	0.1
96,700	3.250%, 05/15/2042	81,787	0.0
324,400	3.375%, 08/15/2042	279,947	0.1
		565,774	0.2
	U.S. Treasury Notes: 7.0%
542,500	0.125%, 05/31/2023	528,656	0.2
771,000	0.250%, 06/15/2024	718,777	0.3
322,400	0.500%, 11/30/2023	308,500	0.1
1,055,800	0.875%, 01/31/2024	1,007,691	0.4
1,027,800	1.250%, 09/30/2028	867,527	0.3
439,000	1.500%, 01/31/2027	391,310	0.2
408,600	1.500%, 11/30/2028	348,954	0.1
1,739,800	1.625%, 10/31/2023	1,688,639	0.6
79,900	2.750%, 08/15/2032	71,511	0.0
1,039,600	2.875%, 06/15/2025	999,478	0.4
859,000	3.875%, 09/30/2029	843,833	0.3
1,860,600	4.000%, 10/31/2029	1,843,302	0.7
528,000	4.125%, 09/30/2027	525,174	0.2
1,622,000	4.125%, 10/31/2027	1,613,637	0.6
1,341,000	4.250%, 09/30/2024	1,334,295	0.5
2,493,000	4.250%, 10/15/2025	2,479,951	0.9
3,358,000	4.375%, 10/31/2024	3,351,179	1.2
		18,922,414	7.0
	Total U.S. Treasury Obligations (Cost $20,021,624)	19,488,188	7.2
COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.7%
	United States: 7.7%
500,000 (2)	BANK 2017-BNK4 C, 4.372%, 05/15/2050	431,902	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
6,515,648 (2)(5)	BANK 2017-BNK5 XA, 0.946%, 06/15/2060	$213,299	0.1
960,554 (2)(5)	BANK 2019-BNK16 XA, 0.942%, 02/15/2052	41,172	0.0
8,698,412 (2)(5)	BBCMS Trust 2022-C17 XA, 1.152%, 09/15/2055	701,925	0.3
280,000 (1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	193,113	0.1
1,416,357 (2)(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.033%, 03/15/2052	68,115	0.0
10,386,927 (2)(5)	Benchmark 2020-B21 xa Mortgage Trust, 1.453%, 12/17/2053	795,950	0.3
6,440,299 (2)(5)	Benchmark 2021-B23 XA Mortgage Trust, 1.273%, 02/15/2054	430,008	0.2
1,888,000 (1)	BX Commercial Mortgage Trust 2021-IRON E, 5.762%, (US0001M + 2.350%), 02/15/2038	1,762,254	0.7
2,795,964 (2)(5)	CD 2016-CD1 Mortgage Trust XA, 1.368%, 08/10/2049	104,382	0.0
8,581,000 (2)(5)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.835%, 08/10/2049	231,989	0.1
3,099,592 (2)(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.055%, 10/12/2050	118,565	0.0
14,758,791 (1)(2)(5)	COMM 2012-LTRT XA, 0.793%, 10/05/2030	170,394	0.1
200,000 (1)(2)	COMM 2013-CR10 E Mortgage Trust, 4.869%, 08/10/2046	182,163	0.1
5,939,266 (2)(5)	COMM 2016-CR28 XA, 0.625%, 02/10/2049	102,103	0.0
350,000 (1)	CSAIL 2020-C19 E Commercial Mortgage Trust, 2.500%, 03/15/2053	208,869	0.1
960,000 (1)	CSWF 2021-SOP2 D, 5.729%, (US0001M + 2.317%), 06/15/2034	887,737	0.3
530,000 (1)(2)	DBJPM 16-C3 Mortgage Trust, 3.483%, 08/10/2049	382,825	0.1
26,601 (1)(8)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650%), 07/10/2044	26,386	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
3,494,782	Freddie Mac Multifamily 2021-ML08-X-US Certificates Sustainability Bonds, 1.846%, 07/25/2037	$482,257	0.2
7,090,508 (2)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.882%, 11/25/2030	373,396	0.1
3,523,662 (2)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.330%, 07/25/2035	368,190	0.1
5,541,242 (2)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K-1518 X1, 0.869%, 10/25/2035	404,907	0.1
25,772,332 (2)(5)	Freddie Mac Multifamily Structured Pass Through CertificatesK151 X1, 0.382%, 04/25/2030	538,241	0.2
4,000,000 (1)(9)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	2,287,202	0.8
50,955,912 (1)(5)	FREMF 2019-KG01 X2A Mortgage Trust, 0.100%, 04/25/2029	184,894	0.1
5,680,000 (1)(5)	FREMF 2019-KG01 X2B Mortgage Trust, 0.100%, 05/25/2029	25,548	0.0
557,000 (1)(2)(5)	GAM Resecuritization Trust 2022-FRR3 BK47, 2.030%, 11/27/2050	418,149	0.2
379,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 BK61, 1.040%, 01/29/2052	279,914	0.1
413,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 BK89, 1.870%, 01/27/2052	239,212	0.1
215,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 C728, 0.570%, 08/27/2050	183,514	0.1
220,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 CK47, 0.860%, 05/27/2048	176,574	0.1
266,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 CK61, 1.390%, 11/27/2049	182,687	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
186,000 (1)(2)(5)	GAM Resecuritization Trust 2022-FRR3 CK71, 1.410%, 01/29/2052	$125,250	0.0
216,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 CK89, 2.080%, 01/27/2052	117,594	0.0
215,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 D728, 0.650%, 01/29/2052	177,829	0.1
291,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 DK27, 0.100%, 12/27/2045	284,200	0.1
173,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 DK41, 0.770%, 10/27/2047	142,708	0.1
220,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 DK47, 1.010%, 05/27/2048	169,979	0.1
72,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 EK27, 0.120%, 12/27/2045	70,003	0.0
116,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 EK41, 0.750%, 01/29/2052	93,078	0.0
1,760,000 (1)(2)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.591%, 10/10/2032	1,672,594	0.6
4,034,977 (2)(5)	GS Mortgage Securities Trust 2013-GC16 XA, 0.997%, 11/10/2046	24,219	0.0
7,553,246 (2)(5)	GS Mortgage Securities Trust 2017-GS6 XA, 1.017%, 05/10/2050	276,520	0.1
600,000 (1)(2)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	581,317	0.2
460,000 (1)(2)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	444,353	0.2
3,777,345 (1)(2)(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.790%, 03/10/2050	80,716	0.0
1,320,000 (1)(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.537%, 11/15/2045	1,094,280	0.4
21,550,000 (1)(2)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.428%, 12/15/2047	190,665	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
180,000 (1)	RFM Reremic Trust 2022-FRR1 AB55, 1.020%, 03/28/2049	$137,362	0.1
150,000 (1)(2)	RFM Reremic Trust 2022-FRR1 AB60, 2.470%, 11/08/2049	121,585	0.0
230,000 (1)(2)	RFM Reremic Trust 2022-FRR1 AB64, 2.314%, 03/01/2050	182,240	0.1
60,000 (1)(9)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	43,727	0.0
70,000 (1)(9)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	48,375	0.0
70,000 (1)(9)	RFM Reremic Trust 2022-FRR1 CK64, 0.000%, 03/01/2050	46,693	0.0
5,147,711 (2)(5)	Wells Fargo Commercial Mortgage Trust 2020-C55 XA, 1.300%, 02/15/2053	335,499	0.1
630,000 (1)(2)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.211%, 03/15/2045	510,300	0.2
330,000 (1)(2)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.957%, 06/15/2046	286,974	0.1
4,054,628 (2)(5)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.911%, 03/15/2046	25,559	0.0
11,811,291 (2)(5)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 0.963%, 03/15/2047	96,695	0.0
300,000 (1)	WFRBS Commercial Mortgage Trust 2014-C21 D, 3.497%, 08/15/2047	254,940	0.1
	Total Commercial Mortgage-Backed Securities (Cost $22,927,383)	20,833,090	7.7
ASSET-BACKED SECURITIES: 8.8%
	United States: 8.8%
1,650,000 (1)	AGL CLO 11 Ltd. 2021-11A AJ, 5.429%, (US0003M + 1.350%), 04/15/2034	1,548,672	0.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
250,000 (1)	AIG CLO 2021-1A C, 6.075%, (US0003M + 1.750%), 04/22/2034	$226,026	0.1
1,550,000 (1)	Allegro CLO IV Ltd. 2016-1A CR2, 6.079%, (US0003M + 2.000%), 01/15/2030	1,451,510	0.5
500,000 (1)	AMMC CLO 16 Ltd. 2015-16A CR2, 5.961%, (US0003M + 1.950%), 04/14/2029	476,114	0.2
400,000 (1)	Apidos CLO XXIV 2016-24A BRR, 6.293%, (US0003M + 2.050%), 10/20/2030	370,587	0.1
300,000 (1)	Ares XXVIIIR CLO Ltd. 2018-28RA A2, 5.479%, (US0003M + 1.400%), 10/17/2030	286,675	0.1
750,000 (1)	Barings Clo Ltd. 2019-4A C, 6.879%, (US0003M + 2.800%), 01/15/2033	716,267	0.3
1,190,000 (1)	BDS 2020-FL5 C Ltd., 5.580%, (TSFR1M + 2.050%), 02/16/2037	1,142,757	0.4
500,000 (1)	BlueMountain CLO 2013-2A CR, 6.275%, (US0003M + 1.950%), 10/22/2030	461,038	0.2
250,000 (1)	BlueMountain CLO Ltd. 2021-28A C, 6.079%, (US0003M + 2.000%), 04/15/2034	225,901	0.1
500,000 (1)	BlueMountain CLO XXXI Ltd. 2021-31A A2, 5.627%, (US0003M + 1.400%), 04/19/2034	472,730	0.2
300,000 (1)	Carlyle US Clo 2017-2A A2R Ltd., 5.843%, (US0003M + 1.600%), 07/20/2031	280,900	0.1
450,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 5.529%, (US0003M + 1.450%), 10/17/2034	423,282	0.2
750,000 (1)	CIFC Funding 2013-IA BR Ltd., 6.479%, (US0003M + 2.400%), 07/16/2030	711,499	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
865,000 (1)	CIFC Funding 2015-4A BR2 Ltd., 6.143%, (US0003M + 1.900%), 04/20/2034	$787,525	0.3
372,997 (2)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.656%, 03/25/2036	180,058	0.1
1,000,000 (1)	Dryden 49 Senior Loan Fund 2017-49A CR, 6.244%, (US0003M + 2.050%), 07/18/2030	935,847	0.3
1,000,000 (1)	Galaxy XV CLO Ltd. 2013-15A CRR, 5.929%, (US0003M + 1.850%), 10/15/2030	918,297	0.3
600,000 (1)	Galaxy XXI CLO Ltd. 2015-21A CR, 5.993%, (US0003M + 1.750%), 04/20/2031	541,997	0.2
250,000 (1)	Kayne CLO 10 Ltd. 2021-10A C, 6.075%, (US0003M + 1.750%), 04/23/2034	221,782	0.1
400,000 (1)	LCM XXIV Ltd. 24A CR, 6.143%, (US0003M + 1.900%), 03/20/2030	367,782	0.1
500,000 (1)	Madison Park Funding XXXI Ltd. 2018-31A C, 6.475%, (US0003M + 2.150%), 01/23/2031	466,869	0.2
600,000 (1)	MF1 2021-FL7 D Ltd., 5.993%, (US0001M + 2.550%), 10/16/2036	560,048	0.2
300,000 (1)(2)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	276,797	0.1
300,000 (1)(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	264,964	0.1
1,100,000 (1)	Neuberger Berman Loan Advisers CLO 30 Ltd. 2018-30A CR, 5.993%, (US0003M + 1.750%), 01/20/2031	1,008,692	0.4
600,000 (1)	Neuberger Berman Loan Advisers Clo 40 Ltd. 2021-40A C, 5.829%, (US0003M + 1.750%), 04/16/2033	549,179	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
250,000 (1)	Oak Hill Credit Partners 2021-8A C, 6.094%, (US0003M + 1.900%), 01/18/2034	$229,652	0.1
1,000,000 (1)	OCP CLO 2014-5 A BR Ltd., 6.127%, (US0003M + 1.800%), 04/26/2031	903,770	0.3
1,000,000 (1)	Octagon Investment Partners XXI Ltd. 2014-1A BR3, 4.655%, (US0003M + 1.750%), 02/14/2031	913,482	0.3
1,000,000 (1)	OHA Credit Partners VII Ltd. 2012-7A CR3, 4.784%, (US0003M + 1.800%), 02/20/2034	898,206	0.3
1,000,000 (1)	Palmer Square CLO 2015-1A BR4 Ltd., 4.834%, (US0003M + 1.850%), 05/21/2034	913,417	0.3
1,000,000 (1)	Recette Clo Ltd. 2015-1A CRR, 5.993%, (US0003M + 1.750%), 04/20/2034	889,251	0.3
650,000 (1)	Shackleton 2019-15A CR CLO Ltd., 6.229%, (US0003M + 2.150%), 01/15/2032	591,511	0.2
1,000,000 (1)	Sound Point Clo XV Ltd. 2017-1A CR, 6.375%, (US0003M + 2.050%), 01/23/2029	945,080	0.4
300,000 (1)	Symphony CLO XXVI Ltd. 2021-26A CR, 6.243%, (US0003M + 2.000%), 04/20/2033	266,985	0.1
350,000 (1)	TCI-Flatiron Clo 2018-1A CR Ltd., 6.165%, (US0003M + 1.750%), 01/29/2032	315,248	0.1
450,000 (1)	TCW CLO 2021-1A C Ltd., 6.143%, (US0003M + 1.900%), 03/18/2034	410,263	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
600,000 (1)	Venture XXVII CLO Ltd. 2017-27A CR, 6.543%, (US0003M + 2.300%), 07/20/2030	$556,628	0.2
	Total Asset-Backed Securities (Cost $25,600,036)	23,707,288	8.8

	Value	Percentage of Net Assets
PURCHASED OPTIONS(11): 0.2%
Total Purchased Options (Cost $241,573)	530,477	0.2
Total Long-Term Investments (Cost $309,100,566)	273,999,923	101.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.7%
	Commercial Paper: 8.5%
3,000,000	Agilent Technologies, Inc., 3.470%, 11/01/2022	2,999,714	1.1
2,000,000	American Electric Power Co., Inc., 3.480%, 11/02/2022	1,999,619	0.8
3,000,000	Consolidated Edison Co., 3.620%, 11/04/2022	2,998,810	1.1
3,000,000	Enbridge (US) Inc., 3.680%, 11/02/2022	2,999,395	1.1
2,700,000	Exelon Corp., 3.830%, 11/07/2022	2,698,021	1.0
1,700,000	Fiserv, Inc., 3.500%, 11/01/2022	1,699,837	0.6
2,700,000	Fiserv, Inc., 3.940%, 11/16/2022	2,695,344	1.0
2,900,000	Parker-Hannifin Corp., 39.500%, 11/29/2022	2,890,922	1.1
2,000,000	Raytheon Technologies Corp., 3.550%, 11/03/ 2022	1,999,417	0.7
	Total Commercial Paper (Cost $22,981,993)	22,981,079	8.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 1.0%
1,000,000 (12)	Bank of America Inc., Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $1,000,084, collateralized by various U.S. Government Agency Obligations, 0.010%- 5.500%, Market Value plus accrued interest $1,020,000, due 02/25/32-01/01/61)	$1,000,000	0.4
603,206 (12)	Citigroup, Inc., Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $603,256, collateralized by various U.S. Government Securities, 3.375%-4.375%, Market Value plus accrued interest $615,270, due 10/31/24-08/15/42)	603,206	0.2
1,000,000 (12)	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/ 22, 3.05%, due 11/01/22 (Repurchase Amount $1,000,084, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.500%- 5.000%, Market Value plus accrued interest $1,020,000, due 02/28/ 26-10/20/52)	1,000,000	0.4
	Total Repurchase Agreements (Cost $2,603,206)	2,603,206	1.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
448,000 (13)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 3.090% (Cost $448,000)	448,000	0.2
Shares	Value	Percentage of Net Assets
	Mutual Funds: (continued)
Total Short-Term Investments (Cost $26,033,199)	$26,032,285	9.7
Total Investments in Securities (Cost $335,133,765)	300,032,208	111.4
Liabilities in Excess of Other Assets	(30,600,302)	(11.4)
Net Assets	$269,431,906	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Variable rate security. Rate shown is the rate in effect as of October 31, 2022.

(3)
Security, or a portion of the security, is on loan.

(4)
Defaulted security.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(7)
Represents or includes a TBA transaction.

(8)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(9)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(10)
Represents a zero coupon bond. Rate shown reflects the effective yield as of October 31, 2022.

(11)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(12)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(13)
Rate shown is the 7-day yield as of October 31, 2022.

Currency Abbreviations:
AUD
Australian Dollar

BRL
Brazilian Real

CAD
Canadian Dollar

CNY
Chinese Yuan

COP
Colombian Peso

EUR
EU Euro

IDR
Indonesian Rupiah

MXN
Mexican Peso

MYR
Malaysian Ringgit

PEN
Peruvian Nuevo Sol

RON
Romanian New Leu

RUB
Russian Ruble

THB
Thai Baht

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Reference Rate Abbreviations:
SOFR30A
30-day Secured Overnight Financing Rate

TSFR1M
1-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Sector Diversification	Percentage of Net Assets
Sovereign Bonds	17.5%
Collateralized Mortgage Obligations	14.7
Financial	11.1
Uniform Mortgage-Backed Securities	10.4
Other Asset-Backed Securities	8.8
Commercial Mortgage-Backed Securities	7.7
U.S. Treasury Obligations	7.2
U.S. Government Agency Obligations	4.7
Consumer, Non-cyclical	4.6
Sector Diversification	Percentage of Net Assets
Energy	3.4
Utilities	2.8
Consumer, Cyclical	2.2
Basic Materials	1.8
Industrial	1.6
Communications	1.6
Technology	1.4
Purchased Options	0.2
Short-Term Investments	9.7
Liabilities in Excess of Other Assets	(11.4)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Asset Table
Investments, at fair value
Purchased Options	$—	$530,477	$—	$530,477
Corporate Bonds/Notes	—	82,063,413	—	82,063,413
Collateralized Mortgage Obligations	—	39,722,791	—	39,722,791
Asset-Backed Securities	—	23,707,288	—	23,707,288
U.S. Government Agency Obligations	—	40,589,534	—	40,589,534
Commercial Mortgage-Backed Securities	—	20,806,704	26,386	20,833,090
Sovereign Bonds	—	47,065,142	—	47,065,142
U.S. Treasury Obligations	—	19,488,188	—	19,488,188
Short-Term Investments	448,000	25,584,285	—	26,032,285
Total Investments, at fair value	$448,000	$299,557,822	$26,386	$300,032,208
Other Financial Instruments+
Centrally Cleared Swaps	—	6,192,519	—	6,192,519
Forward Foreign Currency Contracts	—	748,631	—	748,631
Forward Premium Swaptions	—	317,440	—	317,440
Futures	1,265,861	—	—	1,265,861
Total Assets	$1,713,861	$306,816,412	$26,386	$308,556,659
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(6,604,193)	$—	$(6,604,193)
Forward Foreign Currency Contracts	—	(2,697,914)	—	(2,697,914)
Forward Premium Swaptions	—	(575,216)	—	(575,216)
Futures	(1,530,228)	—	—	(1,530,228)
Written Options	—	(1,623,750)	—	(1,623,750)
Total Liabilities	$(1,530,228)	$(11,501,073)	$—	$(13,031,301)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

At October 31, 2022, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,303,966	EUR 1,341,441	Bank of America N.A.	11/18/22	$(23,218)
JPY 48,339,556	USD 325,718	Bank of America N.A.	11/18/22	(46)
CAD 3,893,369	USD 2,827,572	Bank of America N.A.	11/18/22	30,510
NOK 11,687,670	USD 1,114,506	Bank of America N.A.	11/18/22	10,296
USD 1,131,477	CAD 1,540,230	Bank of America N.A.	11/18/22	810
USD 897,014	NOK 9,590,921	Bank of America N.A.	11/18/22	(26,000)
CAD 1,376,187	USD 1,015,269	Bank of America N.A.	11/18/22	(5,024)
SEK 10,010,812	USD 894,409	Bank of America N.A.	11/18/22	13,208
NOK 9,308,681	USD 870,124	Bank of America N.A.	11/18/22	25,728
NZD 1,834,215	USD 1,030,538	Bank of America N.A.	11/18/22	36,157
USD 777,729	NZD 1,352,371	Bank of America N.A.	11/18/22	(8,747)
EUR 399,435	USD 391,654	Bank of America N.A.	11/18/22	3,537
USD 1,024,758	AUD 1,604,087	Bank of America N.A.	11/18/22	(1,765)
USD 1,706,078	EUR 1,743,089	Bank of America N.A.	11/18/22	(18,485)
USD 1,857,648	SEK 20,321,554	Bank of America N.A.	11/18/22	15,223
CHF 1,470,457	USD 1,473,005	Bank of America N.A.	11/18/22	(1,992)
USD 1,110,054	EUR 1,119,772	Bank of America N.A.	11/18/22	2,184
USD 670,582	NZD 1,170,629	Bank of America N.A.	11/18/22	(10,202)
USD 1,409,106	JPY 204,022,964	Bank of America N.A.	11/18/22	34,569
USD 1,545,393	CAD 2,119,568	Bank of America N.A.	11/18/22	(10,561)
USD 1,485,624	CHF 1,467,065	Bank of America N.A.	11/18/22	18,004
CAD 12,950,875	USD 9,542,711	Bank of America N.A.	11/18/22	(35,604)
EUR 763,362	USD 765,065	Bank of America N.A.	11/18/22	(9,816)
USD 2,764,367	MYR 13,138,758	Barclays Bank PLC	12/02/22	(15,735)
CLP 153,647,743	USD 155,178	Barclays Bank PLC	12/02/22	6,761
USD 1,907,942	AUD 3,033,157	BNP Paribas	11/18/22	(33,105)
JPY 62,945,387	USD 437,178	BNP Paribas	11/18/22	(13,104)
USD 1,753,119	NOK 18,441,450	BNP Paribas	11/18/22	(21,655)
CHF 3,360,874	USD 3,379,722	BNP Paribas	11/18/22	(17,577)
EUR 1,494,993	USD 1,485,296	BNP Paribas	11/18/22	(6,192)
EUR 1,611,287	USD 1,611,824	BNP Paribas	11/18/22	(17,662)
USD 1,134,341	EUR 1,148,596	BNP Paribas	11/18/22	(2,047)
USD 3,258,340	CHF 3,225,627	BNP Paribas	11/18/22	31,494
USD 730,820	EUR 732,166	BNP Paribas	11/18/22	6,436
USD 1,396,588	JPY 200,336,332	BNP Paribas	11/18/22	46,888
AUD 3,294,627	USD 2,145,709	BNP Paribas	11/18/22	(37,337)
JPY 351,727,473	USD 2,433,789	BNP Paribas	11/18/22	(64,141)
CAD 1,796,416	USD 1,308,863	BNP Paribas	11/18/22	9,867
USD 1,479,598	CAD 2,031,384	BNP Paribas	11/18/22	(11,620)
USD 1,163,664	JPY 174,268,632	BNP Paribas	11/18/22	(10,413)
AUD 3,071,287	USD 1,925,482	BNP Paribas	11/18/22	39,965
CHF 1,441,897	USD 1,454,606	BNP Paribas	11/18/22	(12,165)
USD 1,151,637	JPY 172,098,855	BNP Paribas	11/18/22	(7,823)
USD 933,676	EUR 956,659	BNP Paribas	11/18/22	(12,816)
SEK 10,664,492	USD 942,700	BNP Paribas	11/18/22	24,181
NZD 3,393,613	USD 1,957,240	BNP Paribas	11/18/22	16,328
JPY 317,769,717	USD 2,163,388	BNP Paribas	11/18/22	(22,519)
USD 1,500,745	MXN 30,139,605	BNP Paribas	12/02/22	(11,699)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ILS 1,073,195	USD 305,858	BNP Paribas	12/09/22	(1,314)
DKK 4,946,164	USD 664,895	Brown Brothers Harriman & Co.	11/18/22	(7,601)
SGD 804,588	USD 565,213	Brown Brothers Harriman & Co.	12/02/22	3,263
USD 304,624	CNY 2,228,560	Brown Brothers Harriman & Co.	12/02/22	(2,298)
USD 900,403	RON 4,537,900	Brown Brothers Harriman & Co.	12/09/22	(9,705)
HUF 53,585,311	USD 125,816	Brown Brothers Harriman & Co.	12/09/22	2,071
USD 1,061,066	AUD 1,663,048	Citibank N.A.	11/18/22	(3,190)
CHF 1,143,607	USD 1,168,078	Citibank N.A.	11/18/22	(24,038)
USD 1,138,283	CHF 1,109,905	Citibank N.A.	11/18/22	27,958
NZD 797,735	USD 457,703	Citibank N.A.	11/18/22	6,223
USD 821,504	EUR 836,392	Citibank N.A.	11/18/22	(5,999)
SEK 1,003,108	USD 92,390	Citibank N.A.	11/18/22	(1,445)
EUR 1,390,841	USD 1,354,681	Citibank N.A.	11/18/22	21,378
USD 664,204	CHF 664,258	Citibank N.A.	11/18/22	(1,167)
USD 1,340,342	EUR 1,356,432	Citibank N.A.	11/18/22	(1,674)
SEK 11,126,119	USD 997,524	Citibank N.A.	11/18/22	11,210
USD 227,580	CAD 309,985	Citibank N.A.	11/18/22	23
USD 343,927	EUR 356,011	Citibank N.A.	11/18/22	(8,301)
USD 944,829	NZD 1,700,247	Citibank N.A.	11/18/22	(43,955)
EUR 1,324,514	USD 1,290,974	Citibank N.A.	11/18/22	19,463
USD 509,443	THB 19,410,294	Citibank N.A.	12/02/22	(1,741)
USD 4,245,396	BRL 22,479,840	Citibank N.A.	12/02/22	(76,985)
NOK 19,359,371	USD 1,818,669	Goldman Sachs International	11/18/22	44,444
USD 1,968,744	SEK 22,149,550	Goldman Sachs International	11/18/22	(39,414)
CHF 479,661	USD 483,004	Goldman Sachs International	11/18/22	(3,161)
JPY 96,390,008	USD 647,706	Goldman Sachs International	11/18/22	1,690
USD 2,967,306	CAD 4,090,728	Goldman Sachs International	11/18/22	(35,656)
EUR 1,109,508	USD 1,094,716	Goldman Sachs International	11/18/22	3,000
NZD 3,056,969	USD 1,782,060	Goldman Sachs International	11/18/22	(4,268)
SEK 11,694,591	USD 1,077,798	Goldman Sachs International	11/18/22	(17,524)
USD 994,191	CAD 1,343,026	Goldman Sachs International	11/18/22	8,290
CAD 4,911,980	USD 3,603,800	Goldman Sachs International	11/18/22	1,237
USD 1,328,405	JPY 193,963,732	Goldman Sachs International	11/18/22	21,638
HKD 547,037	USD 69,725	Goldman Sachs International	12/02/22	6
KRW 4,138,369,955	USD 2,865,907	HSBC Bank USA N.A.	12/02/22	33,878
IDR 4,978,638,523	USD 318,607	HSBC Bank USA N.A.	12/02/22	(198)
USD 253,364	COP 1,271,661,170	HSBC Bank USA N.A.	12/02/22	(2,703)
PLN 2,478,659	USD 506,595	HSBC Bank USA N.A.	12/09/22	9,639
USD 219,706	GBP 191,412	JPMorgan Chase Bank N.A.	11/18/22	99
GBP 228,792	USD 266,192	JPMorgan Chase Bank N.A.	11/18/22	(3,698)
USD 412,288	GBP 371,321	JPMorgan Chase Bank N.A.	11/18/22	(13,729)
CHF 1,594,408	USD 1,604,800	Morgan Stanley Capital Services LLC	11/18/22	(9,789)
SEK 20,769,935	USD 1,919,383	Morgan Stanley Capital Services LLC	11/18/22	(36,307)
USD 1,121,360	NZD 1,970,067	Morgan Stanley Capital Services LLC	11/18/22	(24,340)
USD 930,637	JPY 137,409,394	Morgan Stanley Capital Services LLC	11/18/22	4,887
EUR 2,761,796	USD 2,755,017	Morgan Stanley Capital Services LLC	11/18/22	(22,573)
NOK 20,104,528	USD 1,959,473	Morgan Stanley Capital Services LLC	11/18/22	(24,646)
USD 1,939,069	NZD 3,418,066	Morgan Stanley Capital Services LLC	11/18/22	(48,721)
USD 1,846,489	NOK 19,380,552	Morgan Stanley Capital Services LLC	11/18/22	(18,663)
USD 1,661,047	CAD 2,254,264	Morgan Stanley Capital Services LLC	11/18/22	6,215
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD 3,345,849	USD 1,898,107	Morgan Stanley Capital Services LLC	11/18/22	47,685
USD 2,087,766	SEK 22,887,148	Morgan Stanley Capital Services LLC	11/18/22	12,735
USD 1,525,437	CHF 1,529,815	Morgan Stanley Capital Services LLC	11/18/22	(4,957)
USD 3,248,904	EUR 3,285,174	Morgan Stanley Capital Services LLC	11/18/22	(33)
CZK 5,112,536	USD 203,999	Morgan Stanley Capital Services LLC	12/09/22	1,853
AUD 3,714,076	USD 2,415,304	Standard Chartered Bank	11/18/22	(38,509)
EUR 50,214,169	USD 50,196,664	Standard Chartered Bank	11/18/22	(516,173)
NZD 406,768	USD 237,440	Standard Chartered Bank	11/18/22	(882)
JPY 4,743,020,234	USD 32,992,183	Standard Chartered Bank	11/18/22	(1,037,645)
USD 1,664,484	EUR 1,719,648	Standard Chartered Bank	11/18/22	(36,888)
CAD 293,171	USD 215,019	Standard Chartered Bank	11/18/22	195
USD 868,822	PEN 3,496,141	Standard Chartered Bank	12/02/22	(5,289)
EUR 1,191,118	USD 1,181,144	State Street Bank and Trust Co.	11/18/22	(2,686)
EUR 1,278,994	USD 1,281,309	State Street Bank and Trust Co.	11/18/22	(15,908)
CHF 1,314,481	USD 1,345,979	State Street Bank and Trust Co.	11/18/22	(31,002)
EUR 1,159,085	USD 1,147,062	State Street Bank and Trust Co.	11/18/22	(296)
USD 994,700	AUD 1,575,237	State Street Bank and Trust Co.	11/18/22	(13,361)
USD 947,072	EUR 964,223	State Street Bank and Trust Co.	11/18/22	(6,903)
USD 330,405	EUR 338,026	State Street Bank and Trust Co.	11/18/22	(4,028)
USD 449,513	CHF 450,566	State Street Bank and Trust Co.	11/18/22	(1,223)
AUD 1,523,200	USD 945,622	State Street Bank and Trust Co.	11/18/22	29,138
EUR 1,991,564	USD 1,950,655	State Street Bank and Trust Co.	11/18/22	19,743
USD 1	JPY 100	State Street Bank and Trust Co.	11/18/22	—
USD 606,191	EUR 621,088	State Street Bank and Trust Co.	11/18/22	(8,296)
GBP 10,190,537	USD 11,653,258	State Street Bank and Trust Co.	11/18/22	38,351
USD 626,626	EUR 643,426	State Street Bank and Trust Co.	11/18/22	(9,962)
USD 11,974	ZAR 217,395	State Street Bank and Trust Co.	12/09/22	173
				$(1,949,283)

At October 31, 2022, the following futures contracts were outstanding for Voya Global Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 10-Year Bond	29	12/15/22	$2,197,823	$(18,056)
Australia 3-Year Bond	27	12/15/22	1,857,170	1,306
Canada 10-Year Bond	68	12/19/22	6,140,889	(83,299)
Euro-Bobl 5-Year	144	12/08/22	17,029,993	(396,645)
Euro-Bund	28	12/08/22	3,830,772	(175,383)
Euro-OAT	55	12/08/22	7,222,524	(277,818)
Euro-Schatz	171	12/08/22	18,071,021	(198,848)
Japan 10-Year Bond (TSE)	8	12/13/22	8,004,035	21,556
Japanese Government Bonds 10-Year Mini	12	12/12/22	1,199,475	1,956
Long Gilt	46	12/28/22	5,387,654	(341,234)
Long-Term Euro-BTP	21	12/08/22	2,379,359	(38,945)
			$73,320,715	$(1,505,410)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Euro-Buxl® 30-year German Government Bond	(1)	12/08/22	$(142,525)	$16,295
U.S. Treasury 10-Year Note	(323)	12/20/22	(35,721,781)	901,806
U.S. Treasury 2-Year Note	(4)	12/30/22	(817,531)	9,414
U.S. Treasury 5-Year Note	(30)	12/30/22	(3,197,813)	130,410
U.S. Treasury Long Bond	(7)	12/20/22	(843,500)	103,693
U.S. Treasury Ultra 10-Year Note	(18)	12/20/22	(2,087,719)	24,174
U.S. Treasury Ultra Long Bond	(8)	12/20/22	(1,021,250)	55,251
			$(43,832,119)	$1,241,043

At October 31, 2022, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month EUR-EURIBOR	Quarterly	0.264%	Annual	12/14/51	EUR 2,600,000	$(1,194,887)	$(1,194,887)
Pay	3-month EUR-EURIBOR	Quarterly	0.292	Annual	12/20/51	EUR 2,600,000	(1,180,754)	(1,180,754)
Pay	1-day Sterling Overnight Index Average (SONIA)	Annual	2.169	Annual	04/14/25	GBP 3,500,000	(200,621)	(200,621)
Pay	1-day Sterling Overnight Index Average (SONIA)	Annual	1.649	Annual	04/14/52	GBP 2,400,000	(818,090)	(818,090)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.150	Annual	06/20/24	JPY 3,600,000,000	44,387	44,386
Pay	1-day Overnight Tokyo Average Rate	Annual	0.138	Annual	06/10/27	JPY 200,000,000	(5,759)	(5,759)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.410	Annual	06/20/29	JPY 100,000,000	2,620	2,620
Pay	1-day Overnight Tokyo Average Rate	Annual	0.664	Annual	07/15/37	JPY 400,000,000	(54,312)	(54,312)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.743	Annual	06/10/42	JPY 400,000,000	(132,714)	(132,714)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.826	Annual	05/20/47	JPY 350,000,000	(160,203)	(160,203)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.978	Annual	06/28/52	JPY 350,000,000	(138,845)	(138,845)
Pay	3-month NZD-BBR-FRA	Quarterly	1.318	Semi-Annual	12/31/22	NZD 71,587,000	(171,082)	(171,082)
Pay	1-day Secured Overnight Financing Rate	Annual	3.393	Annual	08/25/24	USD 7,800,000	(156,999)	(156,999)
Pay	1-month USD-LIBOR	Monthly	2.726	Monthly	12/27/28	USD 833,000	(60,507)	(60,507)
Pay	1-month USD-LIBOR	Monthly	2.466	Monthly	01/07/29	USD 616,000	(53,704)	(53,704)
Pay	3-month USD-LIBOR	Quarterly	1.997	Semi-Annual	06/25/29	USD 850,000	(107,856)	(107,856)
Pay	1-month USD-LIBOR	Monthly	1.493	Monthly	03/17/31	USD 3,000,000	(527,154)	(527,154)
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD 3,090,000	(391,226)	(391,226)
Pay	1-day Secured Overnight Financing Rate	Annual	3.591	Annual	04/20/33	USD 1,115,700	(17,617)	(17,617)
Pay	1-month USD-LIBOR	Monthly	1.756	Monthly	03/17/36	USD 4,000,000	(902,377)	(902,377)
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD 1,600,000	(312,689)	(312,689)
Receive	1-day Sterling Overnight Index Average (SONIA)	Annual	3.803	Annual	09/13/25	GBP 800,000	15,090	15,090
Receive	1-day Sterling Overnight Index Average (SONIA)	Annual	2.999	Annual	09/13/52	GBP 500,000	29,155	29,155
Receive	1-day Sterling Overnight Index Average (SONIA)	Annual	3.674	Annual	09/30/52	GBP 200,000	(16,797)	(16,797)
Receive	1-day Overnight Tokyo Average Rate	Annual	0.894	Annual	05/12/52	JPY 60,000,000	31,935	31,935
Receive	3-month USD-LIBOR	Quarterly	1.664	Semi-Annual	12/18/22	USD 12,000,000	30,940	30,940
Receive	1-day Secured Overnight Financing Rate	Annual	1.567	Annual	02/17/24	USD 12,000,000	464,642	464,642
Receive	1-day Secured Overnight Financing Rate	Annual	2.140	Annual	03/24/24	USD 12,000,000	379,257	379,257
Receive	1-month USD-LIBOR	Monthly	1.522	Monthly	10/30/24	USD 9,000,000	550,956	550,956
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD 2,130,000	96,830	96,830
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD 2,360,000	98,830	98,830
Receive	1-day Secured Overnight Financing Rate	Annual	2.590	Annual	04/13/25	USD 15,000,000	570,050	570,050
Receive	1-month USD-LIBOR	Monthly	2.843	Monthly	04/30/25	USD 2,600,000	105,097	105,097
Receive	1-month USD-LIBOR	Monthly	3.053	Monthly	10/18/25	USD 1,140,000	43,593	43,593
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD 3,420,000	255,106	255,106
Receive	1-day Secured Overnight Financing Rate	Annual	2.188	Annual	03/24/27	USD 5,000,000	362,410	362,410
Receive	1-day Secured Overnight Financing Rate	Annual	2.962	Annual	06/14/27	USD 5,000,000	218,123	218,123
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD 1,970,000	$133,762	$133,762
Receive	1-month USD-LIBOR	Monthly	1.115	Monthly	03/01/28	USD 2,500,000	357,785	357,580
Receive	1-month USD-LIBOR	Monthly	3.099	Monthly	10/18/28	USD 1,600,000	82,364	82,364
Receive	1-day Secured Overnight Financing Rate	Annual	1.551	Annual	01/24/29	USD 12,000,000	1,550,347	1,550,347
Receive	1-day Secured Overnight Financing Rate	Annual	1.847	Annual	02/17/32	USD 2,000,000	302,020	302,020
Receive	1-day Secured Overnight Financing Rate	Annual	3.464	Annual	09/26/32	USD 7,000,000	206,287	206,287
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD 1,270,000	163,482	163,482
Receive	1-day Secured Overnight Financing Rate	Annual	3.761	Annual	04/20/33	USD 1,195,400	—	—
Receive	1-month USD-LIBOR	Monthly	3.148	Monthly	10/18/33	USD 530,000	36,963	36,963
Receive	1-month USD-LIBOR	Monthly	2.940	Monthly	08/03/48	USD 500,000	60,694	60,694
							$(411,468)	$(411,674)

At October 31, 2022, the following OTC purchased foreign currency options were outstanding for Voya Global Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call EUR vs. Put USD	BNP Paribas	03/16/23	1.080	USD 3,226,300	$18,759	$275,263
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD 1,867,000	92,603	19,944
Call USD vs. Put JPY	Bank of America N.A.	09/09/32	140.000	USD 2,055,300	36,584	34,024
Call USD vs. Put JPY	BNP Paribas	09/09/32	140.000	USD 2,055,300	39,215	34,023
Put USD vs. Call GBP	Morgan Stanley Capital Services LLC	01/19/23	1.095	USD 2,789,325	54,412	167,223
					$241,573	$530,477
At October 31, 2022, the following OTC written foreign currency options were outstanding for Voya Global Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call EUR vs. Put USD	Citibank N.A.	11/10/22	1.020	USD 3,226,300	$46,910	$(44,861)
Call USD vs. Put EUR	Citibank N.A.	11/10/22	1.020	USD 3,226,300	59,558	(15,246)
Call USD vs. Put EUR	BNP Paribas	11/17/22	0.960	USD 3,226,300	16,565	(161,162)
Call USD vs. Put GBP	Morgan Stanley Capital Services LLC	01/19/23	1.065	USD 2,789,325	36,738	(16,743)
Call USD vs. Put JPY	Bank of America N.A.	09/09/27	140.000	USD 2,055,300	58,206	(59,900)
Call USD vs. Put JPY	BNP Paribas	09/09/27	140.000	USD 2,055,300	56,315	(59,900)
Call USD vs. Put MXN	Bank of America N.A.	04/26/23	20.600	USD 2,789,000	86,710	(85,633)
Call USD vs. Put MXN	Morgan Stanley Capital Services LLC	04/26/23	20.600	USD 2,789,000	88,333	(85,633)
Put USD vs. Call MXN	Bank of America N.A.	04/26/23	20.000	USD 2,789,000	58,541	(59,937)
Put USD vs. Call MXN	Morgan Stanley Capital Services LLC	04/26/23	20.000	USD 2,789,000	56,533	(56,533)
					$564,409	$(645,548)
At October 31, 2022, the following OTC written interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Pay	3.650%	1-day Secured Overnight Financing Rate	04/19/23	USD 7,969,500	$253,231	$(193,422)
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Pay	3.800%	1-day Secured Overnight Financing Rate	04/26/23	USD 7,969,500	257,016	(244,767)
Put on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Receive	3.650%	1-day Secured Overnight Financing Rate	04/19/23	USD 7,969,500	253,231	(293,286)
Put on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Receive	3.800%	1-day Secured Overnight Financing Rate	04/26/23	USD 7,969,500	257,017	(246,727)
							$1,020,495	$(978,202)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

At October 31, 2022, the following OTC forward premium swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 10-Year Interest Rate Swap (Purchased)	Deutsche Bank AG	2.950%	Receive	1-day Secured Overnight Financing Rate	06/30/27	USD 4,937,800	$(286,392)	$(148,094)
Call on 1-Year Interest Rate Swap (Written)	Deutsche Bank AG	2.750%	Pay	1-day Secured Overnight Financing Rate	06/30/27	USD 39,502,700	330,012	52,958
Call on 30-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD 3,136,000	(548,800)	(33,005)
Call on 30-Year Interest Rate Swap (Purchased)	Nomura International PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	05/25/27	USD 2,524,000	(454,320)	(35,914)
Call on 35-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/03/27	USD 3,136,000	(549,584)	(33,118)
Put on 10-Year Interest Rate Swap (Purchased)	Deutsche Bank AG	2.950%	Pay	1-day Secured Overnight Financing Rate	06/30/27	USD 4,937,800	(286,392)	264,482
Put on 1-Year Interest Rate Swap (Written)	Deutsche Bank AG	2.750%	Receive	1-day Secured Overnight Financing Rate	06/30/27	USD 39,502,700	330,012	(220,041)
Put on 30-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	0.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD 7,382,300	(1,328,814)	(105,044)
							$(2,794,278)	$(257,776)

(1)
Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

(2)
Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.

(3)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(4)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CNY – Chinese Yuan
CZK – Czech Koruna
DKK – Danish Krone
EUR – EU Euro
GBP – British Pound
HKD – Hong Kong Sar Dollar
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PLN – Polish Zloty
RON – Romanian New Leu
SEK – Swedish Krona
SGD – Singapore Dollar
THB – Thai Baht
USD – United States Dollar
ZAR – South African Rand
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$530,477
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	748,631
Interest rate contracts	Unrealized appreciation on forward premium swaptions	317,440
Interest rate contracts	Variation margin receivable on futures contracts**	1,265,861
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	6,192,519
Total Asset Derivatives		$9,054,928
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,697,914
Interest rate contracts	Unrealized depreciation on forward premium swaptions	575,216
Interest rate contracts	Variation margin payable on futures contracts**	1,530,228
Interest rate contracts	Variation margin payable on centrally cleared swaps**	6,604,193
Foreign exchange contracts	Written options, at fair value	645,548
Interest rate contracts	Written options, at fair value	978,202
Total Liability Derivatives		$13,031,301

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$769,240	$—	$769,240
Equity contracts	—	—	702	—	37,509	38,211
Foreign exchange contracts	114,237	(38,669,254)	—	73,548	499,233	(37,982,236)
Interest rate contracts	(54,912)	—	(87,065)	(6,263,570)	2,410,570	(3,994,977)
Total	$59,325	$(38,669,254)	$(86,363)	$(5,420,782)	$2,947,312	$(41,169,762)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$138,085	$—	$—	$—	$—	$138,085
Foreign exchange contracts	288,904	(2,145,778)	—	—	(81,139)	(1,938,013)
Interest rate contracts	(90,693)	—	430,356	1,617,143	(120,202)	1,836,604
Total	$336,296	$(2,145,778)	$430,356	$1,617,143	$(201,341)	$36,676

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2022 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2022:
	Bank of America N.A	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HBSC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Nomura International PLC	Standard Chartered Bank	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$34,024	$—	$329,230	$—	$—	$—	$—	$—	$—	$167,223	$—	$—	$—	$530,477
Forward premium swaptions	—	—	—	—	—	317,440	—	—	—	—	—	—	—	317,440
Forward foreign currency contracts	190,226	6,761	175,159	5,334	86,255	—	80,305	43,517	99	73,375	—	195	87,405	748,631
Total Assets	$224,250	$6,761	$504,389	$5,334	$86,255	$317,440	$80,305	$43,517	$99	$240,598	$—	$195	$87,405	$1,596,548
Liabilities:
Forward foreign currency contracts	$151,460	$15,735	$303,189	$19,604	$168,495		$100,023	$2,901	$17,427	$190,029		$1,635,386	$93,665	$2,697,914
Forward premium swaptions	—	171,167	—	—	—	368,135	—	—	—	—	35,914	—	—	575,216
Written options	205,470	—	221,062	—	60,107	978,202	—	—	—	158,909	—	—	—	1,623,750
Total Liabilities	$356,930	$186,902	$524,251	$19,604	$228,602	$1,346,337	$100,023	$2,901	$17,427	$348,938	$35,914	$1,635,386	$93,665	$4,896,880
Net OTC derivative instruments by counterparty, at fair value	$(132,680)	$(180,141)	$(19,862)	$(14,270)	$(142,347)	$(1,028,897)	$(19,718)	$40,616	$(17,328)	$(108,340)	$(35,914)	$(1,635,191)	$(6,260)	$(3,300,332)
Total cash collateral pledged by the Fund/(Received from counterparty)	$—	$—	$19,862	$—	$—	$1,028,897	$—	$—	$—	$—	$35,914	$1,050,000	$—	$2,134,673
Net Exposure(1)(2)	$(132,680)	$(180,141)	$—	$(14,270)	$(142,347)	$—	$(19,718)	$40,616	$(17,328)	$(108,340)	$—	$(585,191)	$(6,260)	$(1,165,659)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At October 31, 2022, the Fund had pledged $50,000, $1,250,000 and $250,000 in cash collateral to BNP Paribas, Deutsche Bank AG and Nomura International PLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

At October 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $334,291,736
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$11,454,572
Gross Unrealized Depreciation	(49,102,566)
Net Unrealized Depreciation	$(37,647,994)

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.3%
	Australia: 2.7%
33,504	Ampol Ltd.	$584,373	0.2
9,191	ASX Ltd.	398,233	0.2
252,946	Aurizon Holdings Ltd.	586,171	0.2
84,178	Australia & New Zealand Banking Group Ltd.	1,379,155	0.5
87,925	Brambles Ltd.	658,274	0.3
342,023	Medibank Pvt Ltd.	615,872	0.2
4,044	Rio Tinto Ltd.	229,496	0.1
75,517	Santos Ltd.	368,649	0.2
17,000	Sonic Healthcare Ltd.	355,904	0.1
36,370	Suncorp Group Ltd.	266,048	0.1
150,936	Telstra Group Ltd.	378,462	0.1
134,715	Transurban Group - Stapled Security	1,142,784	0.5
		6,963,421	2.7
	Belgium: 0.1%
3,645	UCB S.A.	274,716	0.1

	Canada: 3.7%
31,692	Bank of Nova Scotia	1,531,852	0.6
27,988	BCE, Inc.	1,262,423	0.5
32,494	Canadian Imperial Bank of Commerce - XTSE	1,475,688	0.6
8,790	Canadian Utilities Ltd.	233,888	0.1
4,550	iA Financial Corp., Inc.	253,225	0.1
9,104	IGM Financial, Inc.	243,713	0.1
5,328	National Bank Of Canada	362,774	0.1
23,646	Pembina Pipeline Corp.	780,708	0.3
13,158	Royal Bank of Canada	1,217,430	0.4
5,769	Sun Life Financial, Inc.	245,014	0.1
8,162	Suncor Energy, Inc.	280,744	0.1
11,251	TC Energy Corp.	494,190	0.2
62,539	TELUS Corp.	1,306,004	0.5
		9,687,653	3.7
	China: 0.1%
130,500	BOC Hong Kong Holdings Ltd.	405,503	0.1
12,100,000 (1)(2)	China Hongxing Sports Ltd.	0	—
		405,503	0.1
	Denmark: 0.5%
575	AP Moller - Maersk A/S - Class B	1,201,274	0.5

	Finland: 0.5%
18,622	Kone Oyj	762,493	0.3
54,472	Nokia OYJ - Finland	242,069	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Finland (continued)
5,703	Orion Oyj	$262,442	0.1
		1,267,004	0.5
	France: 2.2%
7,895	Air Liquide SA	1,032,774	0.4
23,268	AXA S.A.	574,601	0.2
11,859	BNP Paribas	556,115	0.2
15,379	Bouygues SA	438,781	0.2
7,551	Cie de Saint-Gobain	308,692	0.1
13,804	Edenred	707,679	0.3
2,677	Ipsen SA	275,109	0.1
9,957 (3)	La Francaise des Jeux SAEM	324,485	0.1
139,495	Orange SA	1,329,096	0.5
3,766 (4)	SEB SA	245,172	0.1
		5,792,504	2.2
	Germany: 1.2%
34,678	Deutsche Post AG	1,225,861	0.5
15,434	GEA Group AG	539,487	0.2
7,902 (3)	Scout24 SE	404,938	0.1
9,883	Symrise AG	1,008,783	0.4
		3,179,069	1.2
	Hong Kong: 1.6%
37,500	CK Asset Holdings Ltd.	207,322	0.1
103,000	CK Hutchison Holdings Ltd.	512,717	0.2
268,000	HKT Trust & HKT Ltd. - Stapled Security	303,093	0.1
11,400	Jardine Matheson Holdings Ltd.	522,120	0.2
156,200	Link REIT	923,238	0.4
148,000	MTR Corp.	651,228	0.2
119,500	Power Assets Holdings Ltd.	571,395	0.2
269,000	SITC International Holdings Co. Ltd.	440,568	0.2
		4,131,681	1.6
	Ireland: 0.9%
8,782	CRH PLC	316,308	0.1
12,393	DCC PLC	687,824	0.3
14,090	Medtronic PLC	1,230,621	0.5
		2,234,753	0.9
	Italy: 1.0%
121,903	ENI S.p.A.	1,601,041	0.6
76,289 (3)	Poste Italiane SpA	664,803	0.3
57,329	Snam SpA	254,914	0.1
		2,520,758	1.0

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: 6.5%
21,600	Dai Nippon Printing Co., Ltd.	$432,664	0.2
388,900	ENEOS Holdings, Inc.	1,282,847	0.5
1,800	Hirose Electric Co., Ltd.	233,498	0.1
48,300	Japan Post Holdings Co. Ltd.	324,797	0.1
91,200	Japan Tobacco, Inc.	1,527,366	0.6
20,000	McDonald’s Holdings Co. Japan Ltd.	694,345	0.3
49,100	Mitsubishi UFJ Financial Group, Inc.	231,941	0.1
89,900	Mizuho Financial Group, Inc.	972,311	0.4
18,000	Nintendo Co., Ltd.	730,784	0.3
9,300	Nippon Telegraph & Telephone Corp.	256,501	0.1
9,900	Nomura Real Estate Holdings, Inc.	223,778	0.1
14,300	Ono Pharmaceutical Co., Ltd.	336,530	0.1
21,500	Secom Co., Ltd.	1,224,866	0.5
19,300	Sekisui Chemical Co., Ltd.	241,019	0.1
72,000	Sekisui House Ltd.	1,195,402	0.4
16,000	Sompo Holdings, Inc.	667,077	0.2
86,800	Sumitomo Chemical Co., Ltd.	292,278	0.1
54,700	Sumitomo Mitsui Financial Group, Inc.	1,536,062	0.6
34,900	Sumitomo Mitsui Trust Holdings, Inc.	1,004,039	0.4
58,600	Takeda Pharmaceutical Co., Ltd.	1,547,567	0.6
74,800	Tokio Marine Holdings, Inc.	1,354,267	0.5
26,400	Tokyo Gas Co., Ltd.	471,807	0.2
		16,781,746	6.5
	Netherlands: 1.1%
27,786	NN Group NV	1,176,528	0.5
15,557	Wolters Kluwer NV	1,653,065	0.6
		2,829,593	1.1
	New Zealand: 0.1%
98,881	Spark New Zealand Ltd.	294,345	0.1

	Spain: 0.6%
14,695 (4)	ACS Actividades de Construccion y Servicios SA	377,092	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Spain (continued)
80,873	Repsol SA	$1,100,235	0.4
		1,477,327	0.6
	Switzerland: 2.3%
16,291	Holcim AG	740,138	0.3
11,800	Novartis AG	954,511	0.4
2,666	Roche Holding AG-GENUSSCHEIN	884,574	0.3
2,477	Swisscom AG	1,223,116	0.5
5,027	Zurich Insurance Group AG	2,142,377	0.8
		5,944,716	2.3
	United Kingdom: 5.0%
54,304	3i Group PLC	723,243	0.3
9,652	Admiral Group Plc	223,209	0.1
145,992	Amcor PLC	1,690,587	0.7
304,659	Aviva PLC	1,461,339	0.6
137,079	BAE Systems PLC	1,282,180	0.5
48,564	British American Tobacco PLC	1,917,964	0.7
93,383	GSK PLC	1,529,719	0.6
24,911	Hikma Pharmaceuticals PLC	357,604	0.1
67,140	Imperial Brands PLC	1,635,473	0.6
238,558	NatWest Group PLC	642,511	0.2
121,114	The Sage Group PLC	1,009,456	0.4
35,943	United Utilities Group PLC	387,330	0.2
		12,860,615	5.0
	United States: 68.2%
17,329	3M Co.	2,179,815	0.8
27,354	AbbVie, Inc.	4,004,626	1.5
10,433	AECOM	785,396	0.3
8,688	Air Products & Chemicals, Inc.	2,175,475	0.8
7,369	Allegion Public Ltd.	772,050	0.3
12,212	Allstate Corp.	1,541,765	0.6
19,454	Amdocs Ltd.	1,679,075	0.6
15,524	American Electric Power Co., Inc.	1,364,870	0.5
12,196	Amgen, Inc.	3,297,189	1.3
6,625	AO Smith Corp.	362,917	0.1
1,042	Aon PLC	293,313	0.1
4,608	Aptargroup, Inc.	456,883	0.2
8,373	Assurant, Inc.	1,137,556	0.4
153,616	AT&T, Inc.	2,800,420	1.1
12,318	Avnet, Inc.	495,060	0.2
14,409	Axis Capital Holdings Ltd.	787,740	0.3

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
4,813	Bank of Hawaii Corp.	$365,547	0.1
23,940	Bank OZK	1,028,941	0.4
3,710	Becton Dickinson & Co.	875,449	0.3
3,777	Booz Allen Hamilton Holding Corp.	411,126	0.2
42,104	Bristol-Myers Squibb Co.	3,261,797	1.3
26,836	Cardinal Health, Inc.	2,036,852	0.8
2,354	Cheniere Energy, Inc.	415,269	0.2
18,421	Chevron Corp.	3,332,359	1.3
7,217	Church & Dwight Co., Inc.	534,996	0.2
2,202	Cigna Corp.	711,378	0.3
73,057	Cisco Systems, Inc.	3,318,979	1.3
12,591	Citizens Financial Group, Inc.	514,972	0.2
9,167	Coca-Cola Co.	548,645	0.2
25,705	Colgate-Palmolive Co.	1,898,057	0.7
16,279	Commerce Bancshares, Inc.	1,153,204	0.4
13,228	CVS Health Corp.	1,252,692	0.5
11,618	Digital Realty Trust, Inc.	1,164,704	0.4
20,916	Dolby Laboratories, Inc.	1,398,025	0.5
28,404	DT Midstream, Inc.	1,695,719	0.7
13,150	DTE Energy Co.	1,474,246	0.6
22,106	Duke Energy Corp.	2,059,837	0.8
12,791	Edison International	767,972	0.3
11,511	Electronic Arts, Inc.	1,449,926	0.6
1,979	Elevance Health, Inc.	1,082,058	0.4
22,269	Emerson Electric Co.	1,928,495	0.7
4,295	Everest Re Group Ltd.	1,385,825	0.5
23,951	Evergy, Inc.	1,464,125	0.6
7,324	Eversource Energy	558,675	0.2
3,300	FedEx Corp.	528,924	0.2
14,161	First American Financial Corp.	713,714	0.3
11,514	First Industrial Realty Trust, Inc.	548,412	0.2
59,795	Flowers Foods, Inc.	1,716,714	0.7
85,677	FNB Corp.	1,238,033	0.5
7,009	Fortive Corp.	447,875	0.2
23,670	Gaming and Leisure Properties, Inc.	1,186,340	0.5
24,318	General Mills, Inc.	1,983,862	0.8
20,162	Genpact Ltd.	977,857	0.4
40,276	Gentex Corp.	1,066,911	0.4
10,324	Genuine Parts Co.	1,836,227	0.7
34,716	Gilead Sciences, Inc.	2,723,817	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
5,454	Hancock Whitney Corp.	$304,715	0.1
7,408	Hanover Insurance Group, Inc.	1,085,198	0.4
23,434	Hartford Financial Services Group, Inc.	1,696,856	0.7
4,372	Hasbro, Inc.	285,273	0.1
33,308	Highwoods Properties, Inc.	940,285	0.4
10,365	International Bancshares Corp.	514,104	0.2
11,096	International Business Machines Corp.	1,534,466	0.6
26,452	Iron Mountain, Inc.	1,324,452	0.5
33,548	Johnson & Johnson	5,836,346	2.3
21,040	Johnson Controls International plc	1,216,954	0.5
53,158	Juniper Networks, Inc.	1,626,635	0.6
21,922	Kellogg Co.	1,684,048	0.7
30,436	Keurig Dr Pepper, Inc.	1,182,134	0.5
7,748	Kilroy Realty Corp.	331,149	0.1
2,228	Kimberly-Clark Corp.	277,297	0.1
97,557	Kinder Morgan, Inc.	1,767,733	0.7
3,843	Lamar Advertising Co.	354,440	0.1
7,455	Life Storage, Inc.	824,598	0.3
7,666	LKQ Corp.	426,536	0.2
605	Lockheed Martin Corp.	294,441	0.1
15,840	Loews Corp.	903,197	0.3
13,090	Manpowergroup, Inc.	1,025,471	0.4
19,595	Marathon Petroleum Corp.	2,226,384	0.9
12,067	Marsh & McLennan Cos., Inc.	1,948,700	0.8
15,712	MAXIMUS, Inc.	968,959	0.4
4,706	McKesson Corp.	1,832,375	0.7
22,086	MDU Resources Group, Inc.	629,009	0.2
41,840	Merck & Co., Inc.	4,234,208	1.6
26,064	Metlife, Inc.	1,908,145	0.7
17,570	MGIC Investment Corp.	239,830	0.1
1,511	Mid-America Apartment Communities, Inc.	237,907	0.1
13,858	Mondelez International, Inc.	851,990	0.3
8,226	Morgan Stanley	675,930	0.3
6,562	MSC Industrial Direct Co.	544,515	0.2
18,193	National Fuel Gas Co.	1,227,846	0.5

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
34,351	National Retail Properties, Inc.	$1,443,773	0.6
12,146	National Storage Affiliates Trust	518,148	0.2
14,876	NetApp, Inc.	1,030,461	0.4
43,193	NiSource, Inc.	1,109,628	0.4
65,490	Old Republic International Corp.	1,520,023	0.6
3,156	ONE Gas, Inc.	244,527	0.1
10,606	Packaging Corp. of America	1,274,947	0.5
39,612	Patterson Cos., Inc.	1,028,724	0.4
19,559	PepsiCo, Inc.	3,551,523	1.4
63,142	Pfizer, Inc.	2,939,260	1.1
29,857	Philip Morris International, Inc.	2,742,365	1.1
21,868	Phillips 66	2,280,614	0.9
10,689	Popular, Inc.	755,926	0.3
57,034	PPL Corp.	1,510,831	0.6
21,564	Premier, Inc.	752,152	0.3
32,286	Procter & Gamble Co.	4,347,956	1.7
20,633	Prosperity Bancshares, Inc.	1,476,704	0.6
19,108	Reynolds Consumer Products, Inc.	583,558	0.2
5,182	Ryder System, Inc.	417,203	0.2
8,140	Sempra Energy	1,228,652	0.5
20,957	Service Corp. International	1,270,204	0.5
8,355	Silgan Holdings, Inc.	395,693	0.2
6,010	Snap-On, Inc.	1,334,520	0.5
19,545	Sonoco Products Co.	1,213,354	0.5
17,849	Spirit Realty Capital, Inc.	693,077	0.3
10,440	Targa Resources Corp.	713,783	0.3
8,005	Texas Instruments, Inc.	1,285,843	0.5
10,883	Travelers Cos, Inc.	2,007,478	0.8
6,869	UGI Corp.	242,682	0.1
6,602	UMB Financial Corp.	549,418	0.2
6,640	United Parcel Service, Inc. - Class B	1,113,993	0.4
1,530	UnitedHealth Group, Inc.	849,379	0.3
19,172	Unum Group	874,051	0.3
42,384	US Bancorp	1,799,201	0.7
5,942	Valero Energy Corp.	746,018	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
7,448	Verisk Analytics, Inc.	$1,361,718	0.5
71,664	Verizon Communications, Inc.	2,678,084	1.0
15,740	Washington Federal, Inc.	609,138	0.2
9,487	WEC Energy Group, Inc.	866,448	0.3
8,400	Wells Fargo & Co.	386,316	0.1
12,624	Wendy’s Company	262,327	0.1
13,141	WestRock Co.	447,582	0.2
57,510	Williams Cos., Inc.	1,882,302	0.7
20,312	WP Carey, Inc.	1,549,806	0.6
		176,044,222	68.2
	Total Common Stock (Cost $248,797,830)	253,890,900	98.3

EXCHANGE-TRADED FUNDS: 1.1%
22,121	iShares MSCI EAFE Value Index ETF	913,376	0.4
12,735	iShares Russell 1000 Value ETF	1,906,939	0.7
	Total Exchange-Traded Funds
	(Cost $2,722,860)	2,820,315	1.1
	Total Long-Term Investments (Cost $251,520,690)	256,711,215	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Repurchase Agreements: 0.2%
637,695 (5)	Citigroup, Inc., Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $637,748, collateralized by various U.S. Government Securities, 3.375%-4.375%, Market Value plus accrued interest $650,449, due 10/31/24-08/15/42) (Cost $637,695)	637,695	0.2

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.7%
4,262,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 3.090% (Cost $4,262,000)	$4,262,000	1.7
	Total Short-Term Investments (Cost $4,899,695)	4,899,695	1.9
	Total Investments in Securities (Cost $256,420,385)	$261,610,910	101.3
	Liabilities in Excess of Other Assets	(3,401,785)	(1.3)
	Net Assets	$258,209,125	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(2)
Non-income producing security.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Security, or a portion of the security, is on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of October 31, 2022.

Sector Diversification	Percentage of Net Assets
Financials	20.2%
Health Care	17.3
Industrials	11.6
Consumer Staples	10.5
Energy	8.3
Information Technology	6.4
Utilities	6.2
Communication Services	5.6
Real Estate	4.8
Materials	4.4
Consumer Discretionary	3.0
Exchange-Traded Funds	1.1
Short-Term Investments	1.9
Liabilities in Excess of Other Assets	(1.3)
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Asset Table
Investments, at fair value
Common Stock
Australia	$378,462	$6,584,959	$—	$6,963,421
Belgium	—	274,716	—	274,716
Canada	9,687,653	—	—	9,687,653
China	—	405,503	—	405,503
Denmark	—	1,201,274	—	1,201,274
Finland	—	1,267,004	—	1,267,004
France	—	5,792,504	—	5,792,504
Germany	—	3,179,069	—	3,179,069
Hong Kong	522,120	3,609,561	—	4,131,681
Ireland	1,230,621	1,004,132	—	2,234,753
Italy	—	2,520,758	—	2,520,758
Japan	—	16,781,746	—	16,781,746
Netherlands	—	2,829,593	—	2,829,593
New Zealand	—	294,345	—	294,345
Spain	—	1,477,327	—	1,477,327
Switzerland	—	5,944,716	—	5,944,716
United Kingdom	1,690,587	11,170,028	—	12,860,615
United States	176,044,222	—	—	176,044,222
Total Common Stock	189,553,665	64,337,235	0	253,890,900
See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2022 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Exchange-Traded Funds	$2,820,315	$—	$—	$2,820,315
Short-Term Investments	4,262,000	637,695	—	4,899,695
Total Investments, at fair value	$196,635,980	$64,974,930	$—	$261,610,910

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $257,033,400.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$24,979,254
Gross Unrealized Depreciation	(20,401,288)
Net Unrealized Appreciation	$4,577,966
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.1%
521,954	iShares Global REIT ETF	$11,540,403	10.1
	Total Exchange-Traded Funds
	(Cost $12,472,374)	11,540,403	10.1
MUTUAL FUNDS: 89.9%
	Affiliated Investment Companies: 89.9%
1,575,713	Voya Global Bond Fund - Class R6	10,982,723	9.6
1,509,245	Voya GNMA Income Fund - Class R6	10,881,655	9.5
1,709,317	Voya High Yield Bond Fund - Class R6	11,384,050	10.0
1,267,199	Voya Investment Grade Credit Fund - Class R6	10,935,925	9.6
272,949	Voya Large-Cap Growth Fund - Class R6	11,461,118	10.0
714,236 (1)	Voya Mid Cap Research Enhanced Index Fund - Class I	12,213,433	10.7
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,366,392	Voya Multi-Manager Emerging Markets Equity Fund - Class I	$10,944,798	9.6
1,523,149	Voya Multi-Manager International Factors Fund - Class I	11,484,542	10.1
960,152 (1)	Voya Small Company Fund - Class R6	12,318,752	10.8
	Total Mutual Funds
	(Cost $130,444,386)	102,606,996	89.9
	Total Investments in Securities (Cost $142,916,760)	$114,147,399	100.0
	Liabilities in Excess of Other Assets	(2,074)	—
	Net Assets	$114,145,325	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$11,540,403	$—	$—	$11,540,403
Mutual Funds	102,606,996	—	—	102,606,996
Total Investments, at fair value	$114,147,399	$—	$—	$114,147,399

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2022 (continued)

The following table provides transactions during the period ended October 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 10/31/21	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 10/31/22	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$14,440,925	$2,066,159	$(2,410,081)	$(3,085,241)	$10,982,723	$117,048	$(302,716)	$—
Voya GNMA Income Fund - Class R6	14,415,967	2,144,546	(3,972,234)	(1,706,624)	10,881,655	259,424	(340,727)	—
Voya High Yield Bond Fund - Class R6	14,466,973	2,411,008	(3,086,885)	(2,407,046)	11,384,050	709,983	(176,145)	—
Voya Intermediate Bond Fund - Class R6	14,448,803	1,678,863	(16,407,860)	302,042	—	178,075	(2,037,455)	—
Voya Investment Grade Credit Fund - Class R6	—	13,892,738	(1,882,719)	(1,074,094)	10,935,925	179,498	(46,958)	—
Voya Large-Cap Growth Fund - Class R6	15,418,033	6,962,563	(5,424,046)	(5,495,432)	11,461,118	899	(753,410)	2,189,789
Voya Mid Cap Research Enhanced Index Fund - Class I	—	13,119,207	(1,070,297)	164,523	12,213,433	—	(30,640)	456
Voya MidCap Opportunities Fund - Class R6	15,226,445	4,893,875	(17,969,803)	(2,150,517)	—	—	(5,782,857)	2,571,449
Voya Multi-Manager Emerging Markets Equity Fund - Class I	14,377,050	5,917,089	(1,675,165)	(7,674,176)	10,944,798	304,136	(33,337)	2,041,397
Voya Multi-Manager International Factors Fund - Class I	14,833,455	4,133,303	(1,762,978)	(5,719,238)	11,484,542	622,850	346,261	1,474,493
Voya Small Company Fund - Class R6	14,936,850	4,873,724	(1,569,973)	(5,921,849)	12,318,752	—	527,815	3,019,444
	$132,564,501	$62,093,075	$(57,232,041)	$(34,767,652)	$102,606,996	$2,371,913	$(8,630,169)	$11,297,028
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At October 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $144,402,495.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$164,523
Gross Unrealized Depreciation	(30,419,620)
Net Unrealized Depreciation	$(30,255,097)
See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Australia: 9.1%
59,206	ADBRI Ltd.	$59,691	0.0
44,295 (1)	Alkane Resources Ltd.	19,381	0.0
125,895 (1)	Allkem Ltd.	1,163,231	0.6
33,892	Australian Clinical Labs Ltd.	73,356	0.0
12,310	Ava Risk Group Ltd.	1,844	0.0
108,434	Bank of Queensland Ltd.	510,648	0.3
310,498	Base Resources Ltd.	48,660	0.0
555,088	Beach Energy Ltd.	567,613	0.3
1,114,951	Beacon Minerals Ltd.	17,807	0.0
89,246	BlueScope Steel Ltd.	898,709	0.5
47,449	Charter Hall Group	393,868	0.2
8,967	Clinuvel Pharmaceuticals Ltd.	111,960	0.1
28,283	Cronos Australia Ltd.	15,648	0.0
176,829	CSR Ltd.	523,818	0.3
41,393	Data#3 Ltd.	182,351	0.1
58,854	Deterra Royalties Ltd.	154,430	0.1
12,368 (1)	DGL Group Ltd./Au	12,086	0.0
98,084	Elders Ltd.	817,759	0.4
11,478	Enero Group Ltd.	20,637	0.0
96,222	Estia Health Ltd.	140,946	0.1
106,443	Evolution Mining Ltd.	141,202	0.1
16,365	GR Engineering Services Ltd.	23,336	0.0
53,562	Grange Resources Ltd.	21,251	0.0
170,261	Healius Ltd.	372,977	0.2
156,949	Horizon Oil Ltd.	13,087	0.0
275,069	Iluka Resources Ltd.	1,524,034	0.8
122,226	Image Resources NL	11,727	0.0
488,560	Incitec Pivot Ltd.	1,174,967	0.6
17,778	JB Hi-Fi Ltd.	487,331	0.3
128,714	Jupiter Mines Ltd.	16,055	0.0
115,297	Macmahon Holdings Ltd.	10,318	0.0
71,541 (1)	Metals X Ltd.	11,659	0.0
20,594	Mineral Resources Ltd.	965,487	0.5
291,304	Myer Holdings Ltd.	118,206	0.1
295,658 (2)	New Hope Corp., Ltd.	1,074,031	0.5
338,279	Nine Entertainment Co. Holdings Ltd.	446,739	0.2
51,165	NRW Holdings Ltd.	83,495	0.0
100,021	Nufarm Ltd.	356,464	0.2
1,805	Objective Corp. Ltd.	17,132	0.0
185,179 (1)	OceanaGold Corp.	269,134	0.1
13,689 (1)	OFX Group Ltd.	23,281	0.0
57,402	OM Holdings Ltd.	23,154	0.0
66,622	Orica Ltd.	592,621	0.3
61,824	Orora Ltd.	119,972	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Australia (continued)
46,859	Pact Group Holdings Ltd.	$42,988	0.0
63,070 (1)	Perenti Global Ltd.	38,652	0.0
65,563	Perseus Mining Ltd.	76,362	0.0
63,683	Ramelius Resources Ltd.	29,889	0.0
84,304	Ridley Corp. Ltd.	112,684	0.1
72,961	Sandfire Resources Ltd.	162,491	0.1
37,762	Seven Group Holdings Ltd.	442,814	0.2
245,742	Shopping Centres Australasia Property Group	428,015	0.2
143,887 (1)	Sierra Rutile Holdings Ltd.	19,044	0.0
40,764	Sims Metal Management Ltd.	318,708	0.2
57,661	SRG Global Ltd.	25,747	0.0
190,786 (1)	Strandline Resources Ltd.	47,613	0.0
57,265	Super Retail Group Ltd.	376,530	0.2
8,248	Symbio Holdings Ltd.	16,878	0.0
80,229	Technology One Ltd.	617,205	0.3
279,560	Whitehaven Coal Ltd.	1,623,913	0.8
		18,011,636	9.1
	Austria: 0.4%
1,638	Addiko Bank AG	17,321	0.0
10,642	Andritz AG	494,603	0.3
2,747	Porr AG	28,342	0.0
12,406	Raiffeisen International Bank Holding AG	172,533	0.1
419	Schoeller-Bleckmann Oilfield Equipment AG	23,049	0.0
621	Zumtobel AG	3,751	0.0
		739,599	0.4
	Belgium: 0.1%
103 (1)	AGFA-Gevaert NV	312	0.0
533 (1)	Cie d’Entreprises CFE	5,659	0.0
533 (1)	Deme Group NV	59,382	0.1
7,585	Econocom Group SA/NV	20,614	0.0
2,052	Ion Beam Applications	28,633	0.0
258	Picanol	17,848	0.0
478	Sipef NV	26,961	0.0
651	Wereldhave Belgium Comm VA	31,299	0.0
		190,708	0.1
	Brazil: 0.8%
28,800	Cia de Saneamento do Parana	106,603	0.1
22,800	Melnick Even Desenvolvimento Imobiliario SA	18,671	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Brazil (continued)
181,400	Transmissora Alianca de Energia Eletrica SA	$1,410,323	0.7
		1,535,597	0.8
	Canada: 13.2%
2,700	A&W Revenue Royalties Income Fund	67,324	0.0
151,500 (1)	Advantage Energy Ltd.	1,145,411	0.6
4,117	AGF Management Ltd.	19,069	0.0
8,254	AirBoss of America Corp.	43,380	0.0
66,417	Alamos Gold, Inc.	524,082	0.3
2,800	Algoma Steel Group, Inc.	18,970	0.0
49,733	ARC Resources Ltd.	700,172	0.4
46,600	Artis Real Estate Investment Trust	326,663	0.2
2,889	Atco Ltd.	89,701	0.1
27,572 (1)	ATS Automation Tooling Systems, Inc.	872,282	0.4
17,088 (1)	AutoCanada, Inc.	266,665	0.1
14,064 (1)	Ballard Power Systems, Inc.	79,696	0.0
97,053	Birchcliff Energy Ltd.	754,425	0.4
19,409	Bird Construction, Inc.	87,475	0.0
22,700	Black Diamond Group Ltd.	72,481	0.0
37,102	Boardwalk Real Estate Investment Trust	1,320,296	0.7
200	Bridgemarq Real Estate Services	2,007	0.0
16,395	BRP, Inc.	1,096,209	0.6
68,250 (1)	Canfor Corp.	1,025,491	0.5
5,900 (1)	Canfor Pulp Products, Inc.	21,567	0.0
2,600	Capital Power Corp.	87,026	0.0
130,752 (1)	Capstone Copper Corp.	303,282	0.2
94,000	Cardinal Energy Ltd.	637,545	0.3
99,231 (1)	Celestica, Inc.	1,088,930	0.6
30,000	Centerra Gold, Inc.	139,392	0.1
46,178	CES Energy Solutions Corp.	97,281	0.1
2,369 (1)	Cipher Pharmaceuticals, Inc.	5,512	0.0
3,217	Colliers International Group, Inc.	301,924	0.2
117,400 (1)	Crew Energy, Inc.	518,771	0.3
8,631 (1)	Descartes Systems Group, Inc./The	595,525	0.3
1,100	DREAM Unlimited Corp.	20,065	0.0
88,358	Dundee Precious Metals, Inc.	400,817	0.2
46,800	ECN Capital Corp.	141,188	0.1
62,380	Element Financial Corp.	831,062	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Canada (continued)
32,300 (1)	Ensign Energy Services, Inc.	$82,745	0.0
10,508	Exco Technologies Ltd.	53,452	0.0
83,029	Finning International, Inc.	1,765,589	0.9
1,808	Guardian Capital Group Ltd.	34,505	0.0
73,600	H&R Real Estate Investment Trust	605,612	0.3
113,757 (1)	Headwater Exploration, Inc.	602,874	0.3
27,837	High Arctic Energy Services, Inc.	29,628	0.0
6,900 (1)	Indigo Books & Music, Inc.	11,497	0.0
1,532	Information Services Corp.	26,291	0.0
7,792 (1)	InPlay Oil Corp.	19,332	0.0
25,000 (1)	Interfor Corp.	444,086	0.2
14,671	Laurentian Bank of Canada	327,374	0.2
4,600	Leon’s Furniture Ltd.	57,570	0.0
6,000	Linamar Corp.	256,806	0.1
35,700 (1)	Major Drilling Group International	214,879	0.1
6,130 (1)	Mandalay Resources Corp.	7,694	0.0
14,400	Martinrea International, Inc.	92,276	0.1
2,200	Melcor Developments Ltd.	17,263	0.0
25,925	Methanex Corp.	904,858	0.5
800	Morguard Corp.	65,763	0.0
3,800	MTY Food Group, Inc.	154,025	0.1
10,159	Mullen Group Ltd.	102,086	0.1
11,268	Neo Performance Materials, Inc.	88,003	0.0
44,010 (1)	NuVista Energy Ltd.	436,433	0.2
200 (1)	O3 Mining, Inc.	176	0.0
45,838	Parex Resources, Inc.	699,170	0.4
10,300	Pason Systems, Inc.	109,400	0.1
1,300	Pet Valu Holdings Ltd.	35,011	0.0
23,900	PHX Energy Services Corp.	146,837	0.1
48,100	Pine Cliff Energy Ltd.	59,668	0.0
5,777	Polaris Renewable Energy, Inc.	70,392	0.0
263 (1)	Precision Drilling Corp.	19,401	0.0
36,218	Russel Metals, Inc.	750,227	0.4
24,130	Silvercorp Metals, Inc.	58,804	0.0
21,000	Stelco Holdings, Inc.	528,873	0.3
15,047	Stella-Jones, Inc.	453,172	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Canada (continued)
1,438	Tidewater Midstream and Infrastructure Ltd.	$1,214	0.0
23,200 (1)	Torex Gold Resources, Inc.	158,033	0.1
15,400	Total Energy Services, Inc.	88,623	0.0
43,233	TransAlta Corp.	380,810	0.2
76,535	Tricon Residential, Inc.	644,931	0.3
12,803 (1)	Uni-Select, Inc.	347,246	0.2
21,249	Vermilion Energy, Inc.	495,839	0.3
1,100	Wajax Corp.	14,889	0.0
15,900	Western Forest Products, Inc.	14,355	0.0
10,900	Westshore Terminals Investment Corp.	194,981	0.1
88,010	Whitecap Resources, Inc.	682,193	0.3
		26,056,572	13.2
	China: 1.0%
10,187	China Yuchai International Ltd.	72,633	0.1
111,072	Ever Reach Group Holdings Co. Ltd.	4,316	0.0
3,824	G-bits Network Technology Xiamen Co. Ltd. - A Shares	133,656	0.1
239,739 (1)	Goodbaby International Holdings Ltd.	15,289	0.0
909,897	Greenland Hong Kong Holdings Ltd.	46,919	0.0
631,200	Guangdong Zhongnan Iron & Steel Co. Ltd. - A Shares	232,955	0.1
469,001 (1)	Harbin Electric Co. Ltd. - H Shares	158,348	0.1
132,956	Henan Jinma Energy Co. Ltd. - H Shares	46,072	0.0
85,819 (1)	Lansen Pharmaceutical Holdings Ltd.	16,399	0.0
314,000	Natural Food International Holding Ltd.	15,201	0.0
78,689	Pacific Online Ltd.	8,020	0.0
84,953	Perfect World Co. Ltd./China - A Shares	132,523	0.1
39,574	Qingdao Gaoce Technology Co. Ltd. - A Shares	468,560	0.3
91,098	Shanghai ZJ Bio-Tech Co. Ltd. - A Shares	451,705	0.2
344,317	Ten Pao Group Holdings Ltd.	54,391	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
37,099	Xingfa Aluminium Holdings Ltd.	$33,982	0.0
319,000 (1)	Xiwang Special Steel Co. Ltd. - H Shares	3,980	0.0
119,814 (1)	Zengame Technology Holding Ltd. - H Shares	23,842	0.0
		1,918,791	1.0
	Denmark: 1.5%
55,400 (1)	ALK-Abello A/S	915,976	0.5
907	Chemometec A/S	85,494	0.0
10,522	D/S Norden	544,567	0.3
46,210	H Lundbeck A/S	172,904	0.1
34,333 (1)	ISS A/S	630,527	0.3
11,002 (1)	Jyske Bank	593,769	0.3
82	North Media A/S	702	0.0
1,521	Skjern Bank	21,935	0.0
564	Solar A/S	42,533	0.0
779	Sparekassen Sjaelland-Fyn AS	17,884	0.0
		3,026,291	1.5
	Egypt: 0.0%
234,266 (1)	Emaar Misr for Development SAE	24,793	0.0

	Finland: 0.9%
30	Alandsbanken Abp	948	0.0
1,202	Alma Media Oyj	9,955	0.0
1,699	Aspo Oyj	13,432	0.0
3,554	Digia Oyj	20,898	0.0
3,160	eQ Oyj	64,644	0.0
22,690 (1)	F-Secure Oyj	64,131	0.0
3,535	Marimekko Oyj	31,919	0.0
40,576	Oriola Oyj	73,622	0.1
391	Ponsse Oyj	9,718	0.0
11 (1)	QT Group Oyj	470	0.0
577 (2)	Rapala VMC Oyj	2,446	0.0
3	Relais Group Oyj	30	0.0
7,133	Taaleri Oyj	67,531	0.1
22,163	TietoEVRY Oyj	528,349	0.3
1,047	Titanium Oyj	13,701	0.0
1,217	Vaisala OYJ	47,372	0.0
30,739	Valmet OYJ	699,104	0.4
11,769 (1)	WithSecure Oyj	19,028	0.0
		1,667,298	0.9
	France: 7.3%
4,965	ABC arbitrage	32,090	0.0
7,806	Arkema SA	617,752	0.3
606	Assystem	22,225	0.0
1,451	Boiron SA	66,249	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
45,372 (2)	Catana Group	$224,990	0.1
5,282	CBO Territoria	18,792	0.0
21,966	Coface SA	244,529	0.1
27,855 (1)	Criteo SA ADR	710,302	0.4
5,142	Dassault Aviation SA	763,682	0.4
213	Delta Plus Group	12,903	0.0
3,156	Derichebourg SA	13,781	0.0
13,057	Edenred	669,383	0.4
11,582	Eiffage SA	1,047,265	0.5
2,328 (1)	Ekinops SAS	16,035	0.0
44,175	Elis SA	505,888	0.3
2,940	Eramet SLN	192,604	0.1
223	Esker SA	29,260	0.0
3,280 (1)	Euroapi SA	57,397	0.0
699 (1)	Eurobio Scientific SA	11,616	0.0
314	Fountaine Pajot SA	29,208	0.0
4,792 (1)	GL Events	74,524	0.0
342	Groupe Crit	19,897	0.0
16,767	Groupe SFPI	36,288	0.0
4,057	Guerbet	69,556	0.0
1,118	Infotel SA	55,906	0.0
15,313	Ipsen SA	1,573,684	0.8
8,498	Jacquet Metals SACA	132,172	0.1
42,788	Klepierre SA	859,964	0.4
14,548 (3)	La Francaise des Jeux SAEM	474,099	0.3
698	Neurones	24,212	0.0
6,534	Nexans SA	610,136	0.3
17,524	Nexity SA	351,010	0.2
610	Piscines Desjoyaux SA	8,737	0.0
12,037 (1)	Renault S.A.	370,610	0.2
87,784	Rexel SA	1,566,531	0.8
435	Savencia SA	24,117	0.0
5,476	Serge Ferrari SAS	54,658	0.0
489	Societe BIC S.A.	28,072	0.0
4,460 (1)	SOITEC	571,079	0.3
5,140	Sopra Steria Group SACA	680,343	0.4
29,031	SPIE SA	679,138	0.4
758	Stef SA	60,389	0.0
1,286	Synergie SE	34,750	0.0
74,130 (1)	Vallourec SA	788,721	0.4
566	Vetoquinol SA	47,041	0.0
157	Virbac SA	38,473	0.0
4	Wendel SE	313	0.0
		14,520,371	7.3
	Germany: 6.2%
22,386	Aixtron SE	550,106	0.3
955	Atoss Software AG	116,275	0.1
7,261	Aurubis AG	458,171	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany (continued)
17,967	Bechtle AG	$620,698	0.3
6,917	Carl Zeiss Meditec AG	837,256	0.4
670	Datagroup SE	36,483	0.0
7,103	Dermapharm Holding SE	270,059	0.1
66,303 (3)	Deutsche Pfandbriefbank AG	493,834	0.3
31,920	Encavis AG	594,278	0.3
8,439 (1)	Ernst Russ AG	38,161	0.0
35,567	Freenet AG	699,112	0.4
18,703	GEA Group AG	653,753	0.3
10,793	Gerresheimer AG	618,316	0.3
853	Gesco AG	21,229	0.0
3,585	GFT Technologies AG	116,879	0.1
4,270 (1)	H&R GmbH & Co. KGaA	27,682	0.0
89,863 (1)(2)	Heidelberger Druckmaschinen AG	124,036	0.1
3,455	Hornbach Holding AG & Co. KGaA	235,512	0.1
18,760	Hugo Boss AG	864,036	0.4
2,096	IVU Traffic Technologies AG	29,302	0.0
33,814	K+S AG	746,579	0.4
1,156	Krones AG	107,061	0.1
11,834	LANXESS AG	400,200	0.2
103	New Work SE	12,904	0.0
39	Paul Hartmann AG	8,942	0.0
471	Pfeiffer Vacuum Technology AG	66,538	0.0
51,579	ProSiebenSat.1 Media SE	350,511	0.2
1,299	PSI Software AG	29,691	0.0
5,290	Rheinmetall AG	859,899	0.4
4,921 (2)	Salzgitter AG	109,977	0.1
492	Stemmer Imaging AG	13,589	0.0
10,694	Suedzucker AG	136,283	0.1
118	Surteco SE	2,227	0.0
16,008	United Internet AG	299,239	0.2
737	USU Software AG	12,394	0.0
5,682	VERBIO Vereinigte BioEnergie AG	447,589	0.2
10,757 (1)	Vitesco Technologies Group AG	575,592	0.3
5,713	Wacker Chemie AG	665,139	0.3
		12,249,532	6.2
	Greece: 0.1%
5,809	Autohellas Tourist and Trading SA	64,928	0.0
40,973 (1)	National Bank of Greece SA	148,457	0.1
2,038	Piraeus Port Authority	32,318	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Greece (continued)
7,911	Thrace Plastics Holding and Co.	$29,520	0.0
		275,223	0.1
	Guernsey: 0.1%
229,217	Balanced Commercial Property Trust Ltd	219,494	0.1

	Hong Kong: 1.5%
106,000	Analogue Holdings Ltd.	14,999	0.0
51,600	ASMPT Ltd	283,826	0.1
225,772	Build King Holdings Ltd.	18,418	0.0
330,972	China Merchants Land Ltd.	23,190	0.0
80,000	Computer & Technologies Holdings Ltd.	23,441	0.1
1,703	Computime Group Ltd.	90	0.0
14,000	Fairwood Holdings Ltd.	16,120	0.0
771,406	Fountain SET Hldgs	73,689	0.0
62,715	FSE Lifestyle Services Ltd.	36,038	0.0
34,000	GDH Guangnan Holdings Ltd.	2,382	0.0
166,000	Gemdale Properties & Investment Corp. Ltd.	9,095	0.0
55,700	HKR International Ltd.	13,979	0.0
5,705	HKT Trust & HKT Ltd. - Stapled Security	6,452	0.0
232,000 (1)	Hop Fung Group Holdings Ltd.	2,135	0.0
165,000	Hysan Development Co., Ltd.	359,633	0.2
14,500	Johnson Electric Holdings Ltd.	14,938	0.0
371,449	K Wah International Holdings Ltd.	104,023	0.1
59,500	Lee’s Pharmaceutical Holdings Ltd.	10,460	0.0
402,500	LK Technology Holdings Ltd.	364,389	0.2
46,818	Luk Fook Holdings International Ltd.	101,707	0.1
35,701	Lung Kee Bermuda Holdings	10,898	0.0
244,000 (1)	Midland Holdings Ltd.	16,485	0.0
10,377	Million Hope Industries Holdings Ltd.	569	0.0
2,359,991	Pacific Basin Shipping Ltd.	571,361	0.3
415,000	PAX Global Technology Ltd.	326,156	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
112,340	Pico Far East Holdings Ltd.	$15,306	0.0
70,934	Plover Bay Technologies Ltd.	16,553	0.0
20,146 (1)	Renaissance Asia Silk Road Group Ltd.	513	0.0
23,000 (1)	Rich Goldman Holdings Ltd.	144	0.0
94,851	Road King Infrastructure	27,075	0.0
87,913 (1)(4)	S&C Engine Group Ltd.	—	—
196,229 (1)	Shun TAK Holdings Ltd.	25,481	0.0
1,298,000	Singamas Container Holdings Ltd.	99,185	0.1
3,797	Soundwill Holdings Ltd.	3,026	0.0
199,826	Sun Hung Kai & Co. Ltd.	69,779	0.0
321,180	Tang Palace China Holdings Ltd.	17,389	0.0
3,644,629 (1)	Tongda Group Holdings Ltd.	34,359	0.0
440,000	United Laboratories International Holdings Ltd.	184,415	0.1
212,000	Vedan International Holdings Ltd.	16,475	0.0
16,144	Wai Kee Holdings Ltd.	3,229	0.0
		2,917,402	1.5
	India: 0.2%
25,620 (1)(4)	Geodesic Ltd.	—	—
20,672	GHCL Ltd.	161,546	0.1
109,687	Gujarat State Fertilisers & Chemicals, Ltd.	163,309	0.1
4,037	LG Balakrishnan & Bros Ltd.	37,232	0.0
11,323	Orient Cement Ltd.	17,824	0.0
5,137	Sarda Energy & Minerals Ltd.	52,288	0.0
21,379 (1)(4)	Varun Industries Ltd.	—	—
1,464	WPIL Ltd.	23,685	0.0
		455,884	0.2
	Indonesia: 0.5%
87,400	Adaro Energy Indonesia Tbk PT	22,297	0.0
2,468,300 (1)	Alam Sutera Realty Tbk PT	27,530	0.0
312,800	Arwana Citramulia Tbk PT	18,350	0.0
354,600	Austindo Nusantara Jaya Tbk PT	17,051	0.0
830,900	Bank OCBC Nisp Tbk PT	39,998	0.0
121,600	Bumitama Agri Ltd.	51,029	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Indonesia (continued)
696,800 (1)	Champ Resto Indonesia Tbk PT	$84,210	0.0
1,837,700	Ciputra Development Tbk PT	110,751	0.1
34,300	Indo-Rama Synthetics Tbk PT	15,713	0.0
111,000 (1)	Map Aktif Adiperkasa PT	22,773	0.0
485,100 (1)	Mitrabahtera Segara Sejati Tbk PT	39,498	0.0
1,482,035 (1)	Mulia Industrindo Tbk PT	54,159	0.1
2,989,600	Panin Financial Tbk PT	121,767	0.1
672,600	Pelita Samudera Shipping Tbk PT	26,320	0.0
2,350,632	Perusahaan Gas Negara Tbk PT	297,848	0.2
39,000	Prima Andalan Mandiri Tbk PT	17,940	0.0
4,197,100	Puradelta Lestari Tbk PT	48,953	0.0
688,700	Salim Ivomas Pratama Tbk PT	18,738	0.0
392,600	Wismilak Inti Makmur Tbk PT	21,663	0.0
		1,056,588	0.5
	Ireland: 1.1%
151,599	Bank of Ireland Group PLC	1,091,608	0.6
124,189 (1)	Dalata Hotel Group PLC - DHGI	398,419	0.2
51,504	Glanbia Plc	594,833	0.3
		2,084,860	1.1
	Israel: 2.3%
1,583	Arad Ltd.	20,293	0.0
18,678 (1)	B Communications Ltd.	104,670	0.1
602	Dor Alon Energy in Israel 1988 Ltd.	20,806	0.0
177	Duniec Brothers Ltd.	9,161	0.0
1,685	FIBI Holdings Ltd.	79,453	0.1
856	First International Bank Of Israel Ltd.	36,963	0.0
641	FMS Enterprises Migun Ltd.	21,246	0.0
2,076	Ilex Medical Ltd.	52,416	0.0
33,392 (1)	Inmode Ltd.	1,146,014	0.6
20,422	Isracard Ltd.	60,385	0.1
854	Ituran Location and Control Ltd.	20,479	0.0
14,573 (1)	JFrog Ltd.	370,154	0.2
2,202	Kerur Holdings Ltd.	47,612	0.0
926	Levinstein Properties Ltd.	24,027	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Israel (continued)
14	Melisron Ltd.	$1,039	0.0
71,068 (1)	Perion Network Ltd.	1,618,218	0.8
17,927 (1)	RADWARE Ltd.	412,680	0.2
23,600	Sarine Technologies Ltd.	5,917	0.0
1,149 (1)	Silicom Ltd.	51,314	0.0
1,757 (1)	Taro Pharmaceuticals Industries, Ltd.	52,587	0.0
446	Telsys Ltd.	20,816	0.0
14,076 (2)	ZIM Integrated Shipping Services Ltd.	330,645	0.2
2,190	Zvi Sarfati & Sons Investments & Constructions 1992 Ltd.	16,931	0.0
		4,523,826	2.3
	Italy: 2.0%
1,156	ACEA SpA	14,566	0.0
2,706	Aquafil SpA	14,708	0.0
6,083	Banca IFIS SpA	71,828	0.0
185,887	Banco BPM SpA	562,404	0.3
29,402	Buzzi Unicem SpA	487,978	0.3
3,190	Danieli & C Officine Meccaniche SpA	43,816	0.0
6,704	El.En. SpA	82,004	0.0
24,715	Elica SpA	65,661	0.0
244,602	Iren SpA	363,499	0.2
155,195	Leonardo SpA	1,246,851	0.6
7,459	Orsero SpA	106,762	0.1
1,523	Pharmanutra SpA	102,064	0.1
6,498	Reply SpA	706,811	0.4
7,403 (1)	Servizi Italia SpA	8,687	0.0
29,520 (1)	Sogefi S.p.A.	24,071	0.0
697	Somec SpA	17,773	0.0
		3,919,483	2.0
	Japan: 19.9%
55,100	AEON Financial Service Co., Ltd.	539,242	0.3
786	Aichi Tokei Denki Co., Ltd.	6,863	0.0
1,000	Aiphone Co., Ltd.	13,457	0.0
2,900	Aisan Industry Co., Ltd.	13,746	0.0
2,900	Akatsuki, Inc.	42,128	0.0
30,900	Alps Alpine Co. Ltd.	265,449	0.1
24,000	Amada Co. Ltd.	168,806	0.1
1,300	Anabuki Kosan, Inc.	16,945	0.0
500	Arata Corp.	13,805	0.0
4,000	Arealink Co. Ltd.	50,754	0.0
11,600	Arisawa Manufacturing Co., Ltd.	97,981	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
17,700	Asahi Diamond Industrial Co., Ltd.	$88,412	0.1
1,400	ASKA Pharmaceutical Holdings Co. Ltd.	11,020	0.0
8,500	Astena Holdings Co. Ltd.	23,984	0.0
3,100	Ateam, Inc.	16,029	0.0
12,700	Avant Group Corp.	125,976	0.1
6,000	Bando Chemical Industries Ltd.	42,636	0.0
28,000	BayCurrent Consulting, Inc.	785,602	0.4
5,100	BML, Inc.	115,288	0.1
1,700	Business Brain Showa-Ota, Inc.	17,160	0.0
3,600	Business Engineering Corp.	50,262	0.0
3,200	Canon Marketing Japan, Inc.	67,526	0.0
2,000	Central Automotive Products Ltd.	30,172	0.0
1,100	Central Security Patrols Co., Ltd.	18,962	0.0
1,700	Chino Corp.	19,591	0.0
1,300	Chiyoda Integre Co., Ltd.	20,026	0.0
33,900	CKD Corp.	415,761	0.2
2,500	CMC Corp.	18,941	0.0
1,700	CONEXIO Corp.	13,011	0.0
1,800	Core Corp.	17,889	0.0
2,500	Corona Corp.	14,186	0.0
6,200	Cosmos Initia Co. Ltd.	22,901	0.0
2,700	Daihatsu Diesel Manufacturing Co., Ltd.	9,846	0.0
13,700	Daihen Corp.	353,279	0.2
2,800	Dai-Ichi Cutter Kogyo KK	22,812	0.0
15,000	Daikoku Denki Co., Ltd.	144,018	0.1
5,715	Daitron Co., Ltd.	81,642	0.1
1,300	Densan System Holdings Co. Ltd.	20,559	0.0
2,500	Digital Holdings, Inc.	19,302	0.0
28,700	DMG Mori Co. Ltd.	332,135	0.2
1,900	DMS, Inc.	15,780	0.0
9,900	Doshisha Co., Ltd.	100,629	0.1
22,382	DTS Corp.	532,124	0.3
13,000	Ebara Corp.	422,397	0.2
4,900	Ebase Co. Ltd.	18,122	0.0
2,200 (1)	E-Guardian, Inc.	44,953	0.0
58,700	Eiken Chemical Co., Ltd.	725,031	0.4
4,600	Elematec Corp.	47,948	0.0
19,400	en Japan, Inc.	336,996	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
14,200	Enigmo, Inc.	$52,406	0.0
1,200	Enplas Corp.	32,787	0.0
4,700	Entrust, Inc.	20,326	0.0
10,100	Exedy Corp.	118,407	0.1
2,160	FIDEA Holdings Co., Ltd.	18,805	0.0
5,900	FINDEX, Inc.	24,483	0.0
8,900	First Bank of Toyama Ltd./The	24,613	0.0
1,200	Foster Electric Co., Ltd.	6,271	0.0
2,100	Freund Corp.	9,906	0.0
1,700	Fudo Tetra Corp.	16,883	0.0
11,800	Fuji Corp.	155,809	0.1
1,400	Fuji Pharma Co. Ltd.	10,080	0.0
9,000	Fuji Soft, Inc.	489,621	0.3
7,900	Fujikura Kasei Co., Ltd.	20,751	0.0
150,600	Fujikura Ltd.	891,699	0.5
1,100	Fukuda Denshi Co., Ltd.	57,424	0.0
31,400	Fullcast Co., Ltd.	628,055	0.3
5,200	Fuso Pharmaceutical Industries Ltd.	72,091	0.0
6,600	Fuyo General Lease Co., Ltd.	366,804	0.2
2,300	Gecoss Corp.	12,339	0.0
5,600	Grandy House Corp.	20,846	0.0
41,900	GungHo Online Entertainment, Inc.	619,329	0.3
80,000	H.U. Group Holdings, Inc.	1,489,184	0.8
6,100 (2)	Hamee Corp.	34,944	0.0
2,200	Himaraya Co. Ltd.	13,507	0.0
7,200	Hisamitsu Pharmaceutical Co., Inc.	177,636	0.1
1,000	Hodogaya Chemical Co., Ltd.	19,239	0.0
4,500	Hyakujushi Bank Ltd.	50,450	0.0
1,500	Ichiken Co. Ltd.	18,111	0.0
19,100	Ichikoh Industries Ltd.	54,533	0.0
3,500	Ichimasa Kamaboko Co. Ltd.	17,317	0.0
4,500	Ichinen Holdings Co., Ltd.	38,532	0.0
3,100	ID Holdings Corp.	18,893	0.0
5,300	I-Net Corp.	47,619	0.0
23,600	Infocom Corp.	338,739	0.2
6,400	Infomart Corp.	20,704	0.0
73,500	INFRONEER Holdings, Inc.	509,525	0.3
2,600	Insource Co. Ltd.	52,500	0.0
62,000	Internet Initiative Japan, Inc.	973,179	0.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
1,215	Invincible Investment Corp.	$381,405	0.2
5,900	I-PEX, Inc.	50,749	0.0
10,000	IR Japan Holdings Ltd.	146,214	0.1
14,800	Itoki Corp.	42,225	0.0
4,200	Iwaki Co. Ltd.	39,876	0.0
40,600	J Front Retailing Co., Ltd.	328,171	0.2
2,100	JAC Recruitment Co. Ltd.	35,729	0.0
2,900	Japan Investment Adviser Co. Ltd.	27,169	0.0
3,900	Japan Lifeline Co. Ltd.	26,299	0.0
9,000	Japan System Techniques Co. Ltd.	90,908	0.1
5,300	Japan Transcity Corp.	17,635	0.0
3,400	JBCC Holdings, Inc.	44,326	0.0
10,200	Jeol Ltd.	373,250	0.2
1,400	JFE Systems, Inc.	21,021	0.0
28,800	JGC Holdings Corp.	346,394	0.2
2,100	JINUSHI Co. Ltd.	28,938	0.0
2,500	JK Holdings Co., Ltd.	18,309	0.0
7,400	JP-Holdings, Inc.	14,860	0.0
5,500	J-Stream, Inc.	22,245	0.0
400	JUTEC Holdings Corp.	2,801	0.0
600	Kakiyasu Honten Co. Ltd.	8,966	0.0
243	Kamei Corp.	1,809	0.0
19,300	Kaneka Corp.	478,587	0.3
2,100	Kaneko Seeds Co. Ltd.	20,604	0.0
1,600	Kawada Technologies, Inc.	38,969	0.0
152	Kenedix Office Investment Corp.	346,257	0.2
1,200	KFC Ltd.	12,246	0.0
2,260	Kimura Unity Co., Ltd.	11,762	0.0
3,700	Kita-Nippon Bank Ltd.	46,797	0.0
3,300	Kitz Corp.	19,564	0.0
20,500	Komeri Co., Ltd.	357,642	0.2
4,500	Komori Corp.	24,496	0.0
29,900	Konica Minolta, Inc.	91,104	0.1
5,900	Konoike Transport Co. Ltd.	62,090	0.0
1,500	KSK Co. Ltd./Inagi	22,052	0.0
3,100	Kuriyama Holdings Corp.	19,965	0.0
3,700	KYORIN Holdings, Inc.	45,783	0.0
2,200	Kyowa Electronics Instruments Co. Ltd.	4,908	0.0
1,400	Lifedrink Co., Inc.	17,870	0.0
2,900	Makino Milling Machine Co., Ltd.	89,606	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
1,600	Makiya Co. Ltd.	$7,556	0.0
3,300	MARUKA FURUSATO Corp.	81,992	0.1
2,600	Marvelous, Inc.	11,796	0.0
3,600	Matching Service Japan Co. Ltd.	19,700	0.0
184,800	Mebuki Financial Group, Inc.	359,378	0.2
6,500	Medical Data Vision Co. Ltd.	48,347	0.0
29,200 (1)(2)	MedPeer, Inc.	300,099	0.2
6,900	Megachips Corp.	118,110	0.1
3,400	Melco Holdings, Inc.	71,427	0.0
4,400	Micronics Japan Co. Ltd.	40,677	0.0
4,500	MIMAKI ENGINEERING CO Ltd.	22,228	0.0
63,400	Mirarth Holdings, Inc.	170,438	0.1
6,500	Mito Securities Co., Ltd.	10,048	0.0
6,300	Mitsuba Corp.	16,633	0.0
3,100	Mitsubishi Shokuhin Co. Ltd.	62,748	0.0
2,000	Mitsui-Soko Holdings Co. Ltd.	41,693	0.0
700	Miyaji Engineering Group, Inc.	15,435	0.0
9,800	Morinaga Milk Industry Co., Ltd.	278,029	0.2
800	Morishita Jintan Co. Ltd.	10,249	0.0
3,000	Morita Holdings Corp.	25,728	0.0
3,500	Morito Co. Ltd.	17,686	0.0
13,900	MRK Holdings, Inc.	9,817	0.0
7,000	Mugen Estate Co. Ltd.	22,115	0.0
1,900	Mutoh Holdings Co., Ltd.	23,104	0.0
200	Nadex Co., Ltd.	1,027	0.0
1,900	Naigai Trans Line Ltd.	26,288	0.0
10,287	Nakano Corp.	21,002	0.0
1,200	Nanyo Corp.	14,527	0.0
31,700	NEC Networks & System Integration Corp.	339,699	0.2
20,500	Nextage Co. Ltd.	395,127	0.2
5,600	Ngi Group, Inc.	49,102	0.0
1,600	Nichiban Co. Ltd.	18,274	0.0
42,500	Nichicon Corp.	400,089	0.2
3,700	Nichiha Corp.	70,065	0.0
1,600	Nihon Falcom Corp.	13,787	0.0
7,200	Nihon Kohden Corp.	161,223	0.1
2,700	Nihon Trim Co., Ltd.	42,434	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
90	Nippon Accommodations Fund, Inc.	$383,248	0.2
2,900	Nippon BS Broadcasting Corp.	17,485	0.0
187	Nippon Chemiphar Co., Ltd.	2,155	0.0
1,900	Nippon Concept Corp.	22,093	0.0
36,600	Nippon Electric Glass Co., Ltd.	633,751	0.3
127,000	Nippon Suisan Kaisha Ltd.	452,396	0.2
122,878	Niraku GC Holdings, Inc.	2,974	0.0
54,818	Nissan Tokyo Sales Holdings Co., Ltd.	102,768	0.1
8,531	Nisshin Group Holdings Co. Ltd.	24,675	0.0
26,700	Nisshinbo Holdings, Inc.	185,079	0.1
8,600	Nisso Corp.	32,598	0.0
5,100	Nitto Seiko Co., Ltd.	17,714	0.0
3,500	Nittoc Construction Co. Ltd.	20,612	0.0
3,400	NJS Co. Ltd.	47,389	0.0
7,200	Noritz Corp.	73,905	0.1
2,100	NSW, Inc./Japan	30,003	0.0
1,200	Ochi Holdings Co. Ltd.	9,680	0.0
1,300	Oita Bank Ltd.	15,765	0.0
8,100	Okabe Co., Ltd.	38,295	0.0
700	Okamoto Machine Tool Works Ltd.	22,238	0.0
3,400	Okuma Corp.	113,814	0.1
1,800 (1)	One Career, Inc.	41,286	0.0
4,700 (1)	Optim Corp.	28,509	0.0
1,000	Origin Co. Ltd.	8,724	0.0
6,100	Oro Co. Ltd.	68,697	0.0
2,100	Osaka Organic Chemical Industry Ltd.	28,060	0.0
1,600	Oyo Corp.	24,291	0.0
16,000	Parker Corp.	53,078	0.0
1,800	Pasco Corp.	15,585	0.0
9,200	PC Depot Corp.	17,259	0.0
5,700	Pegasus Sewing Machine Manufacturing Co., Ltd.	33,189	0.0
3,400	Pickles Holdings Co. Ltd.	23,573	0.0
100	Pronexus, Inc.	644	0.0
6,100	Punch Industry Co. Ltd.	16,476	0.0
11,000	Relia, Inc.	73,817	0.1
102,400	Rengo Co., Ltd.	568,895	0.3
30,600	Resorttrust, Inc.	470,980	0.3
900	Rhythm Co. Ltd.	9,996	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
2,100	Ride On Express Holdings Co. Ltd.	$14,563	0.0
1,700	Riken Corp.	25,909	0.0
6,200	Riken Technos Corp.	21,495	0.0
7,300	Rinnai Corp.	496,877	0.3
1,000	Saison Information Systems Co. Ltd.	11,875	0.0
1,400	San Holdings, Inc.	15,622	0.0
5,100	Sanken Electric Co., Ltd.	174,697	0.1
14,900	Sankyo Co., Ltd.	492,026	0.3
1,519	Sankyo Frontier Co. Ltd.	35,639	0.0
12,200	Sankyu, Inc.	363,764	0.2
12,800	Sansha Electric Manufacturing Co. Ltd.	77,742	0.1
31,600	Santen Pharmaceutical Co., Ltd.	216,239	0.1
49,100	Sanwa Holdings Corp.	422,953	0.2
1,300	Sanyo Denki Co. Ltd.	47,586	0.0
4,300	Sanyo Trading Co. Ltd.	30,000	0.0
11,900	Sawai Group Holdings Co. Ltd.	343,496	0.2
1,900	Saxa Holdings, Inc.	15,929	0.0
1,400	Screen Holdings Co. Ltd.	76,842	0.1
3,600	Seed Co. Ltd./Tokyo	12,024	0.0
1,500	Seika Corp.	16,497	0.0
6,700	Seino Holdings Co. Ltd.	51,482	0.0
1,800	Sekisui Jushi Corp.	20,611	0.0
6,600	Sekisui Plastics Co., Ltd.	17,178	0.0
5,000 (2)	SERAKU Co. Ltd.	40,413	0.0
800	Shibaura Mechatronics Corp.	52,518	0.0
1,400	Shibusawa Warehouse Co., Ltd.	19,274	0.0
6,100	Shimamura Co., Ltd.	493,291	0.3
2,100	Shin Maint Holdings Co. Ltd.	18,039	0.0
40,300	Shinko Electric Industries	968,461	0.5
3,600	SIGMAXYZ Holdings, Inc.	28,914	0.0
3,700	Sinfonia Technology Co. Ltd.	33,662	0.0
1,700	SK-Electronics Co., Ltd.	14,343	0.0
900	SMK Corp.	16,016	0.0
4,800	Sodick Co., Ltd.	24,947	0.0
7,400	Softcreate Holdings Corp.	168,266	0.1
6,669	Soken Chemical & Engineering Co. Ltd.	85,353	0.1
4,600	Soliton Systems KK	32,765	0.0
2,400	Space Co. Ltd.	14,171	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
4,400	SPK Corp.	$41,900	0.0
2,600	Sprix Ltd.	17,339	0.0
4,800	Star Mica Holdings Co. Ltd.	45,241	0.0
3,300	Star Micronics Co., Ltd.	37,802	0.0
16,800	Starts Corp., Inc.	296,746	0.2
36,700	Sumitomo Forestry Co., Ltd.	574,119	0.3
18,600	Sumitomo Pharma Co. Ltd.	129,566	0.1
5,300	Sun Frontier Fudousan Co., Ltd.	40,921	0.0
24,200	Suzuken Co., Ltd.	538,783	0.3
900	T RAD Co., Ltd.	16,436	0.0
2,690	Tachikawa Corp.	19,129	0.0
2,200	Takaoka Toko Co. Ltd.	27,153	0.0
1,500	Takasago International Corp.	28,184	0.0
24,000	Takeuchi Manufacturing Co. Ltd.	484,007	0.3
2,400	Tanabe Consulting Co. Ltd.	9,962	0.0
800	Techno Medica Co. Ltd.	8,770	0.0
21,000	TechnoPro Holdings, Inc.	503,797	0.3
13,900	TOA Road Corp.	562,325	0.3
22,900	Tochigi Bank Ltd.	46,625	0.0
3,300 (2)	Toell Co. Ltd.	16,383	0.0
2,700	Togami Electric Manufacturing Co. Ltd.	30,953	0.0
1,100	Toho Holdings Co., Ltd.	14,959	0.0
12,300	Tokyo Ohka Kogyo Co., Ltd.	530,274	0.3
12,900	Tokyo Seimitsu Co., Ltd.	387,962	0.2
33,700	Tokyo Tatemono Co., Ltd.	463,454	0.2
9,700	Tokyotokeiba Co., Ltd.	270,060	0.2
15,300	TOMONY Holdings, Inc.	33,242	0.0
1,800	Tonami Holdings Co., Ltd.	42,685	0.0
5,200	Tosei Corp.	49,593	0.0
9,900	Tosho Co. Ltd.	75,814	0.1
8,400	Towa Bank Ltd.	29,346	0.0
5,100	Towa Pharmaceutical Co., Ltd.	76,765	0.1
3,700	Toyo Denki Seizo - Toyo Electric Manufacturing Co. Ltd.	21,161	0.0
9,200	Toyo Suisan Kaisha Ltd.	345,158	0.2
50,000	Toyo Tire & Rubber Co., Ltd.	586,574	0.3
2,500	TPR Co., Ltd.	20,986	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
6,600	Transcosmos, Inc.	$151,729	0.1
6,600	Trusco Nakayama Corp.	88,404	0.1
800	Tsubakimoto Kogyo Co., Ltd.	20,563	0.0
5,500	Tsuburaya Fields Holdings, Inc.	76,716	0.1
1,800	Uchida Yoko Co., Ltd.	54,914	0.0
1,500	UNIRITA, Inc.	18,007	0.0
3,100	User Local inc	33,520	0.0
40,400	Ushio, Inc.	419,529	0.2
10,900	UT Group Co. Ltd.	177,683	0.1
1,800 (1)	Valtes Co. Ltd.	30,977	0.0
6,600	ValueCommerce Co. Ltd.	96,280	0.1
11,700	Vector, Inc.	86,947	0.1
4,200	VINX Corp.	44,787	0.0
5,300 (1)	Visional, Inc.	360,267	0.2
600	WDB coco Co. Ltd.	16,953	0.0
13,200	West Holdings Corp.	394,464	0.2
5,500	Will Group, Inc.	52,656	0.0
4,200	Xebio Holdings Co., Ltd.	28,485	0.0
3,900	Yachiyo Industry Co. Ltd	16,781	0.0
2,300	YAMADA Consulting Group Co. Ltd.	18,843	0.0
2,300	Yamaichi Electronics Co., Ltd.	33,030	0.0
3,500	Yamato Corp.	15,734	0.0
1,700	Yondenko Corp.	20,678	0.0
3,000	Yossix Co. Ltd.	43,293	0.0
3,400	Yushin Precision Equipment Co., Ltd.	16,069	0.0
1,700	Zaoh Co. Ltd.	18,754	0.0
11,900	Zenkoku Hosho Co. Ltd.	392,663	0.2
46,000	Zeon Corp.	387,746	0.2
9,400	ZIGExN Co. Ltd.	23,124	0.0
		39,360,654	19.9
	Luxembourg: 0.0%
1,125	Stabilus SE	61,717	0.0

	Malaysia: 0.1%
57,500	AFFIN Bank Bhd	27,274	0.0
10,900	Allianz Malaysia Bhd	30,668	0.0
174,800	Berjaya Food Bhd	34,721	0.1
78,900	CSC Steel Holdings Bhd	19,720	0.0
47,000	Deleum Bhd	6,846	0.0
70,800	IGB Real Estate Investment Trust	23,508	0.0
97,800 (1)	KSL Holdings BHD	15,329	0.0
20,754	Kumpulan Fima BHD	8,886	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Malaysia (continued)
210,000	Media Chinese International Ltd.	$5,585	0.0
82,400	MKH Bhd	20,235	0.0
3,245	Nylex Malaysia BHD	134	0.0
30,700	Sarawak Plantation Bhd	14,480	0.0
42,900	Syarikat Takaful Malaysia Keluarga Bhd	29,956	0.0
		237,342	0.1
	Malta: 0.0%
58	Kindred Group PLC - SDR	503	0.0

	Mauritius: 0.0%
21,280	Capital Ltd.	20,011	0.0

	Mexico: 0.4%
63,673 (1)	Vista Energy SAB de CV ADR	842,394	0.4

	Netherlands: 2.9%
11,435	Aalberts NV	396,699	0.2
1,095 (1)	Argenx SE ADR	424,783	0.2
21,543	ASR Nederland NV	948,601	0.5
7,697	BE Semiconductor Industries NV	392,276	0.2
13,733	Brunel International NV	126,498	0.1
47,320 (1)	Fugro NV	614,648	0.3
2,537	IMCD NV	329,035	0.2
2,520	Kendrion NV	36,447	0.0
608	Nedap N.V.	32,687	0.0
39,150	OCI NV	1,497,405	0.8
47,698 (1)(2)	Pharming Group NV	49,348	0.0
24,723 (3)	Signify NV	684,955	0.3
478,561 (1)(2)(4)	SNS Reaal NV	—	—
5,776	TKH Group NV	204,252	0.1
2,194	Vastned Retail NV	44,557	0.0
		5,782,191	2.9
	New Zealand: 0.1%
26,351 (1)	Bathurst Resources Ltd.	15,159	0.0
447	Mainfreight Ltd.	19,755	0.0
46,881	NZME Ltd.	30,416	0.0
8,701	PGG Wrightson Ltd.	20,741	0.0
8,037	Scales Corp. Ltd.	22,126	0.0
61,716	Sky Network Television Ltd.	77,807	0.1
		186,004	0.1
	Norway: 1.1%
32,008	ABG Sundal Collier Holding ASA	16,995	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Norway (continued)
12,899	AMSC ASA	$47,001	0.0
4,839 (1)	ArcticZymes Technologies ASA	31,177	0.0
74,984	Belships ASA	104,872	0.1
170	Bouvet ASA	899	0.0
260,757	DNO ASA	339,175	0.2
1,039	Golden Ocean Group Ltd.	8,529	0.0
25,220 (2)	Golden Ocean Group Ltd. - ADR	210,083	0.1
18,256	Grieg Seafood ASA	126,423	0.1
27,014	Hoegh Autoliners ASA	151,750	0.1
320	Medistim ASA	7,418	0.0
242,488	MPC Container Ships ASA	382,524	0.2
6,522	Pareto Bank ASA	29,508	0.0
47,130 (1)	Petroleum Geo-Services ASA	30,372	0.0
11,332 (1)	Petronor E&P ASA	877	0.0
3,770	Protector Forsikring ASA	44,887	0.0
1,938	Sparebank 1 Nord Norge	16,081	0.0
3,785	Sparebanken More	26,552	0.0
34,513	Sparebanken Vest	306,417	0.2
5,034	TGS Nopec Geophysical Co. ASA	68,537	0.0
23,465	Wallenius Wilhelmsen ASA	166,826	0.1
10,282 (2)	Western Bulk Chartering AS	37,175	0.0
2,084	Wilh Wilhelmsen Holding ASA	48,486	0.0
		2,202,564	1.1
	Philippines: 0.0%
31,770	Ginebra San Miguel, Inc.	58,895	0.0

	Poland: 0.2%
2,061	Asseco South Eastern Europe SA	18,119	0.0
12	Budimex SA	603	0.0
31,188 (1)(2)	Jastrzebska Spolka Weglowa SA	270,481	0.2
10,092 (1)	PGE Polska Grupa Energetyczna SA	11,502	0.0
335	PlayWay SA	19,792	0.0
317 (2)	Stalprodukt SA	14,686	0.0
2,480	Tim SA/Siechnice	14,052	0.0
10,560 (1)	Zespol Elektrowni Patnow Adamow Konin SA	60,469	0.0
		409,704	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Portugal: 0.0%
56,765	Sonae SGPS SA	$54,517	0.0

	Qatar: 0.0%
54,497	Doha Bank QPSC	33,012	0.0

	Singapore: 1.3%
3,502	Boustead Singapore Ltd.	1,942	0.0
28,300	China Aviation Oil Singapore Corp. Ltd.	13,295	0.0
115,934	China Sunsine Chemical Holdings Ltd.	34,468	0.0
38,400	CSE Global Ltd.	9,505	0.0
112,600	First Resources Ltd.	118,301	0.1
30,600	Frasers Centrepoint Ltd.	19,347	0.0
683,400	Frasers Logistics & Commercial Trust	531,129	0.3
559,000	Golden Agri-Resources Ltd.	114,628	0.1
1,986	Grindrod Shipping Holdings Ltd.	51,225	0.0
9	Ho Bee Land Ltd.	15	0.0
26,200	Hour Glass Ltd./The	36,120	0.0
553,000 (1)	IGG, Inc.	143,769	0.1
616,900	Jiutian Chemical Group Ltd.	33,967	0.0
46,700	LHN Ltd.	8,577	0.0
114,100	Pacific Century Regional Developments Ltd.	30,629	0.1
37,300	Riverstone Holdings Ltd.	14,213	0.0
563,100	SembCorp Industries Ltd.	1,157,538	0.6
83,600	Sing Holdings Ltd.	21,032	0.0
13,300	Sing Investments & Finance Ltd.	13,811	0.0
70,892	Tai Sin Electric Ltd.	20,282	0.0
67,951	Tiong Woon Corp. Holding Ltd.	21,704	0.0
57,500	Wing Tai Holdings Ltd.	61,821	0.0
		2,457,318	1.3
	South Africa: 0.6%
46,167 (1)	ArcelorMittal South Africa Ltd.	11,838	0.0
32,769	Emira Property Fund Ltd.	18,731	0.0
55,445 (1)	Petra Diamonds Ltd.	72,625	0.0
27,924 (1)	Sappi Ltd.	86,029	0.1
62,569	Sylvania Platinum Ltd.	66,115	0.0
58,815	Thungela Resources Ltd.	898,423	0.5
		1,153,761	0.6
	South Korea: 3.5%
2	Asia Holdings Co., Ltd.	153	0.0
7,057	Coway Co. Ltd.	273,642	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
2,725	Cuckoo Holdings Co. Ltd.	$31,053	0.0
33,171	Dae Hyun Co. Ltd.	49,150	0.0
23,318	Daeduck Electronics Co. Ltd. / New	401,379	0.2
13,455	Daewon San Up Co. Ltd.	51,987	0.0
3,213	Daewoong Pharmaceutical Co., Ltd.	363,752	0.2
8,000	Dentium Co. Ltd.	427,607	0.2
3,782	DY Corp.	14,402	0.0
8,077	Eusu Holdings Co. Ltd.	39,106	0.0
1,300	Fursys, Inc.	24,997	0.0
6,033	Hanyang Securities Co. Ltd.	36,712	0.0
1,062	HL Holdings Corp.	23,457	0.0
2,040	IDIS Holdings Co. Ltd.	15,676	0.0
5,550	JB Financial Group Co. Ltd.	27,947	0.0
12,931	JYP Entertainment Corp.	502,687	0.3
1,498	KCC Corp.	255,844	0.1
3,015	Kolon Corp.	47,734	0.0
58,293	Korea Asset In Trust Co. Ltd.	118,604	0.1
11,037	Korea Real Estate Investment Trust Co.	10,564	0.0
467	KPX Chemical Co. Ltd.	15,647	0.0
3,470	LEADCORP, Inc./The	18,416	0.0
3,874	LEENO Industrial, Inc.	371,159	0.2
1,744	LF Corp.	18,152	0.0
2,515	LG Innotek Co. Ltd.	521,773	0.3
15,961	Lock&Lock Co. Ltd.	68,264	0.1
4,062	Lotte Chilsung Beverage Co., Ltd.	400,001	0.2
8,319	LOTTE Fine Chemical Co. Ltd.	327,132	0.2
6,621	LX International Corp.	188,588	0.1
7,504	LX Semicon Co. Ltd.	435,380	0.2
685	Nice Information & Telecommunication, Inc.	12,726	0.0
5,638	Osstem Implant Co. Ltd.	419,822	0.2
4,305	PHA Co. Ltd.	18,413	0.0
3,023	Rayence Co. Ltd.	20,342	0.0
8,006	Sam Young Electronics Co. Ltd.	55,043	0.0
3,844	Sambo Corrugated Board Co. Ltd.	27,084	0.0
38,469 (1)	Samsung Engineering Co. Ltd.	642,637	0.3
9,193	Seah Besteel Holdings Corp.	107,950	0.1
298	SeAH Holdings Corp.	21,229	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
1,354	Shinsegae Engineering & Construction Co. Ltd.	$15,472	0.0
10,720	SNT Dynamics Co., Ltd.	64,964	0.1
126	Taekwang Industrial Co. Ltd.	62,141	0.0
10,726	Youngone Corp.	355,518	0.2
		6,904,306	3.5
	Spain: 2.5%
60,883	Acerinox S.A.	533,582	0.3
8,523	Almirall SA	79,413	0.0
53,006	Applus Services SA	313,003	0.2
148,381	Bankinter S.A.	897,550	0.5
29,988	Cia de Distribucion Integral Logista Holdings SA	620,196	0.3
13,001	Corp ACCIONA Energias Renovables SA	511,211	0.3
47,702	Ence Energia y Celulosa S.A	163,373	0.1
101,419	Faes Farma SA	382,805	0.2
19,059	Laboratorios Farmaceuticos Rovi SA	866,846	0.4
50,670	Merlin Properties Socimi SA	429,508	0.2
7,389	Naturhouse Health SAU	11,501	0.0
1,482	Pharma Mar SA	88,798	0.0
		4,897,786	2.5
	Sweden: 2.1%
5,543 (1)	Arise AB	24,732	0.0
23,864	Avanza Bank Holding AB	476,016	0.2
5,213	B3 Consulting Group AB	70,113	0.1
96	Beijer Alma AB	1,342	0.0
11,877	Betsson AB	86,372	0.0
17,650	BioGaia AB	139,874	0.1
34,964	Biotage AB	573,879	0.3
684	Bjorn Borg AB	1,716	0.0
5,180	Boule Diagnostics AB	7,603	0.0
674	BTS Group AB	17,693	0.0
2 (1)	Careium AB	2	0.0
3,703	Catella AB	13,302	0.0
22,839	Cibus Nordic Real Estate AB	311,966	0.2
2,928	Clas Ohlson AB	19,553	0.0
6,300 (1)	Doro AB	9,129	0.0
5,393 (2)	FM Mattsson Mora Group AB	26,243	0.0
12,512	Hanza AB	54,394	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden (continued)
959	HMS Networks AB	$24,674	0.0
21,479	Intrum AB	270,253	0.1
10,089	Inwido AB	90,630	0.1
1,390	MEKO AB	13,135	0.0
274 (1)	Micro Systemation AB	968	0.0
166,960 (1)	Net Insight AB	88,228	0.1
8,519	New Wave Group AB	118,400	0.1
11,078	Nilorngruppen AB	75,478	0.0
4,168	OEM International AB	20,793	0.0
354	Probi AB	6,957	0.0
5,165 (1)	RaySearch Laboratories AB	26,851	0.0
16,499	Rottneros AB	19,157	0.0
10,581	Saab AB	373,870	0.2
10,346	Softronic AB	21,505	0.0
10,025 (1)	Tobii AB	16,591	0.0
24,559	Trelleborg AB	540,766	0.3
68,327 (1)(2)	Truecaller AB	250,087	0.1
2,640	Volati AB	24,150	0.0
52,956	Wihlborgs Fastigheter AB	346,927	0.2
		4,163,349	2.1
	Switzerland: 4.2%
2,577	Ascom Holding AG	15,846	0.0
1,929	Bucher Industries AG	650,392	0.3
158	Burckhardt Compression Holding AG	68,351	0.0
558	Burkhalter Holding AG	43,465	0.0
501	Calida Holding AG	21,267	0.0
21	Carlo Gavazzi Holding AG	5,515	0.0
16,481	Coca-Cola HBC AG	360,001	0.2
2,007	Comet Holding AG	319,510	0.2
289	Forbo Holding AG	349,841	0.2
10,766 (3)	Galenica AG	773,516	0.4
663	Huber & Suhner AG	59,054	0.0
13,870	Julius Baer Group Ltd.	665,467	0.3
7,152	Kudelski SA	19,500	0.0
353	Leonteq AG	14,239	0.0
5,940	Meier Tobler Group AG	187,620	0.1
17	Metall Zug AG	31,493	0.0
2,028	Mikron Holding AG	17,778	0.0
8,174	Mobilezone Holding AG	129,637	0.1
52,198	OC Oerlikon Corp. AG	337,153	0.2
47	Phoenix Mecano AG	15,381	0.0
8,490	PSP Swiss Property AG	906,985	0.5
817	Siegfried Holding AG	486,342	0.3
7,826	Sulzer AG	521,953	0.3
4,014	Swissquote Group Holding SA	475,463	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
3,549	Tecan Group AG	$1,301,892	0.7
732	u-blox Holding AG	74,945	0.0
8,413	Vontobel Holding AG	473,405	0.2
		8,326,011	4.2
	Taiwan: 0.3%
8,000	Acter Group Corp. Ltd.	23,323	0.0
132,000	Chien Kuo Construction Co. Ltd.	44,603	0.0
71,000	Everlight Electronics Co., Ltd.	75,297	0.1
18,000	General Interface Solution Holding Ltd.	43,357	0.0
15,000	Global Mixed Mode Technology, Inc.	59,792	0.1
2,200	Kedge Construction Co. Ltd.	3,115	0.0
139,107	Kindom Construction Co.	103,861	0.1
20,000	Lida Holdings Ltd.	17,715	0.0
50,000	Rechi Precision Co. Ltd.	24,556	0.0
19,000	Rich Honour International Designs Co. Ltd.	26,193	0.0
43,000	Taiwan Fire & Marine Insurance Co. Ltd.	26,412	0.0
23,100	Userjoy Technology Co. Ltd.	49,565	0.0
		497,789	0.3
	Thailand: 0.2%
542,300	BTS Rail Mass Transit Growth Infrastructure Fund	56,438	0.0
24,000 (2)	Haad Thip PCL	17,954	0.0
161,000 (2)	LPN Development PCL	17,526	0.0
35,700	MK Restaurants Group PCL	54,720	0.0
98,900	Pruksa Holding PCL	31,260	0.0
215,800	Ratchaphruek Hospital PCL	34,510	0.0
56,900 (2)	Regional Container Lines PCL	39,686	0.0
105,400	Supalai PCL	58,163	0.1
24,900 (2)	Thai Stanley Electric PCL - NVDR	119,240	0.1
153,800	Thailand Future Fund	29,710	0.0
		459,207	0.2
	Ukraine: 0.0%
2,452 (1)	Astarta Holding NV	9,984	0.0

	United Arab Emirates: 0.1%
23,964	Commercial Bank of Dubai PSC	32,036	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Arab Emirates (continued)
98,080 (1)	Emaar Development PJSC	$114,217	0.1
7,129	Orascom Construction PLC	20,286	0.0
164,415	Sharjah Islamic Bank	87,722	0.0
		254,261	0.1
	United Kingdom: 10.1%
40,723 (1)	Abcam PLC	630,367	0.3
3,244 (1)	accesso Technology Group PLC	23,065	0.0
2,565	AG Barr PLC	13,218	0.0
291,847 (3)	Airtel Africa PLC	377,769	0.2
4,660	Anglo-Eastern Plantations PLC	42,753	0.0
9,959	Animalcare Group PLC	25,412	0.0
117,821	Balfour Beatty PLC	403,460	0.2
10,742	Belvoir Group PLC	25,254	0.0
20,148	Brickability Group PLC	17,098	0.0
825,444	Centrica Plc	725,328	0.4
7,956	Cerillion PLC	110,323	0.1
2,399	Character Group PLC/The	10,289	0.0
5,100	Chesnara PLC	15,562	0.0
38,863	Computacenter PLC	806,356	0.4
3,539	Craneware PLC	75,083	0.1
11,604	Cranswick PLC	396,184	0.2
26,505	CVS Group PLC	572,928	0.3
61,412	Drax Group PLC	366,730	0.2
2,897 (1)	Eagle Eye Solutions Group PLC	18,688	0.0
3,067 (1)	Endava PLC ADR	233,828	0.1
25,180	Endeavour Mining PLC	447,837	0.2
8,545 (1)	Ergomed PLC	120,079	0.1
4,087	FDM Group Holdings PLC	29,488	0.0
14,872	Finsbury Food Group PLC	15,588	0.0
156,120	Firstgroup PLC	187,435	0.1
11,011 (1)	Frasers Group PLC	81,704	0.0
26,538	Future PLC	371,921	0.2
85,471	Gem Diamonds Ltd.	29,307	0.0
11,233	Gulf Keystone Petroleum Ltd.	26,929	0.0
580	Halfords Group PLC	1,173	0.0
116,568	Harbour Energy PLC	505,887	0.3
1,061	Hargreaves Services PLC	4,502	0.0
33,200	Hikma Pharmaceuticals PLC	476,595	0.2
58,094	IG Group Holdings PLC	529,892	0.3
25,861	IMI PLC	364,301	0.2
462 (1)	Immunocore Holdings PLC ADR	26,399	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
75,536	Inchcape PLC	$644,392	0.3
17,852 (1)	Indivior PLC	338,149	0.2
27,150 (2)	International Game Technology PLC	544,358	0.3
75,967	International Personal Finance PLC	67,802	0.0
102,043	Investec PLC - INP - ZAR	511,364	0.3
46,449	Investec PLC - INVP - GBP	232,789	0.1
350	Judges Scientific PLC	27,856	0.0
26,179	Just Group PLC	17,389	0.0
3,215	Keystone Law Group PLC	17,916	0.0
2,546 (1)	Kooth Plc	3,285	0.0
214,569	LondonMetric Property PLC	459,901	0.3
24,278	Macfarlane Group PLC	27,070	0.0
279,928	Man Group PLC/Jersey	696,353	0.4
288,482 (1)	Marks & Spencer Group PLC	349,375	0.2
31,691	Mears Group PLC	69,052	0.1
5,425	Morgan Sindall PLC	95,725	0.0
3,725	MP Evans Group PLC	34,687	0.0
2,776	Next Fifteen Communications Group PLC	27,951	0.0
14,527	Ninety One PLC	33,919	0.0
18,017	Norcros PLC	37,132	0.0
13,291	Numis Corp. PLC	27,619	0.0
136,957	OSB Group PLC	652,680	0.3
39,873 (1)	Oxford Biomedica PLC	147,925	0.1
30,578	Oxford Metrics PLC	28,755	0.0
40,963	Pagegroup PLC	197,580	0.1
26,072	Pan African Resources PLC	5,049	0.0
107,198	Pets at Home Group Plc	354,443	0.2
71,724 (1)	Playtech Ltd.	426,196	0.2
15,419	Polar Capital Holdings PLC	74,355	0.1
110,328	QinetiQ PLC	454,758	0.2
32,239 (1)	Rank Group PLC	19,373	0.0
100,424	Redrow PLC	483,244	0.2
2,983	Robert Walters PLC	17,105	0.0
55,604	RS GROUP PLC	611,836	0.3
66,957	Safestore Holdings PLC	693,702	0.3
33,839	Savills PLC	319,712	0.2
371,680	Serco Group PLC	695,147	0.4
46,641	Speedy Hire PLC	20,700	0.0
164,973	Spirent Communications PLC	489,706	0.2
44,248	SThree PLC	188,767	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
5,460	Stolt-Nielsen Ltd.	$130,952	0.1
32,300 (1)	Sureserve Group PLC	28,893	0.0
49,836	Tate & Lyle PLC	400,443	0.2
5,909	Telecom Plus PLC	143,649	0.1
166,283	Tritax Big Box REIT Plc	267,374	0.1
225,573	Virgin Money UK PLC - VMUKL - GBP	351,575	0.2
22,583	Virgin Money UK PLC - VUK - AUD	35,021	0.0
48,097	Vistry Group PLC	332,601	0.2
1,875	Vp PLC	15,439	0.0
		19,959,796	10.1
	United States: 0.7%
21,770 (1)	Civeo Corp.	674,870	0.3
15,100 (1)	Hamilton Thorne Ltd.	18,066	0.0
7,259 (1)	MeiraGTx Holdings plc	52,773	0.0
7,362 (1)	Nova Ltd.	542,653	0.3
57,788 (1)	Venator Materials PLC	53,165	0.0
15,189 (1)	Viemed Healthcare, Inc.	99,339	0.1
		1,440,866	0.7
	Total Common Stock (Cost $228,868,695)	195,167,890	98.6
EXCHANGE-TRADED FUNDS: 0.1%
6,830	Vanguard FTSE Developed Markets ETF	263,433	0.1
	Total Exchange-Traded Funds (Cost $350,573)	263,433	0.1
PREFERRED STOCK: 0.2%
	Brazil: 0.0%
32,700	Metalurgica Gerdau SA	71,154	0.0

	Germany: 0.2%
3,731	Draegerwerk AG & Co. KGaA	150,125	0.1
116	KSB SE & Co. KGaA	36,798	0.0
8,138 (2)	Schaeffler AG	41,815	0.1
116	STO AG	14,942	0.0
1,593	Villeroy & Boch AG	26,604	0.0
		270,284	0.2
	South Africa: 0.0%
776	Absa Bank Ltd.	40,429	0.0
	Total Preferred Stock (Cost $522,634)	381,867	0.2
	Total Long-Term Investments (Cost $229,741,902)	195,813,190	98.9

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Repurchase Agreements: 1.8%
1,000,000 (5)	Bank of America Inc., Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $1,000,084, collateralized by various U.S. Government Agency Obligations, 0.010%-5.500%, Market Value plus accrued interest $1,020,000, due 02/25/32-01/01/61)	$1,000,000	0.5
506,059 (5)	Citigroup, Inc., Repurchase Agreement dated 10/31/22, 3.00%, due 11/01/22 (Repurchase Amount $506,101, collateralized by various U.S. Government Securities, 0.125%-4.375%, Market Value plus accrued interest $516,483, due 11/15/31-02/15/52)	506,059	0.3
1,000,000 (5)	Deutsche Bank Securities Inc., Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $1,000,084, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $1,020,000, due 12/31/22-11/15/43)	1,000,000	0.5
1,000,000 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $1,000,084, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.500%-5.000%, Market Value plus accrued interest $1,020,000, due 02/28/26-10/20/52)	1,000,000	0.5
	Total Repurchase Agreements (Cost $3,506,059)	3,506,059	1.8
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.5%
1,032,485	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.870% (Cost $1,032,485)	$1,032,485	0.5
		Total Short-Term Investments (Cost $4,538,544)	4,538,544	2.3
		Total Investments in Securities (Cost $234,280,446)	$200,351,734	101.2
		Liabilities in Excess of Other Assets	(2,418,469)	(1.2)
		Net Assets	$197,933,265	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt
(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of October 31, 2022.

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

Sector Diversification	Percentage of Net Assets
Industrials	21.8%
Materials	12.8
Health Care	11.1
Information Technology	11.0
Consumer Discretionary	8.8
Financials	8.1
Energy	7.4
Real Estate	7.0
Communication Services	4.3
Sector Diversification	Percentage of Net Assets
Utilities	3.5
Consumer Staples	3.0
Exchange-Traded Funds	0.1
Short-Term Investments	2.3
Liabilities in Excess of Other Assets	(1.2)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Asset Table
Investments, at fair value
Common Stock
Australia	$486,522	$17,525,114	$—	$18,011,636
Austria	45,663	693,936	—	739,599
Belgium	77,780	112,928	—	190,708
Brazil	1,535,597	—	—	1,535,597
Canada	26,056,572	—	—	26,056,572
China	189,741	1,729,050	—	1,918,791
Denmark	702	3,025,589	—	3,026,291
Egypt	—	24,793	—	24,793
Finland	345,435	1,321,863	—	1,667,298
France	1,098,593	13,421,778	—	14,520,371
Germany	75,334	12,174,198	—	12,249,532
Greece	—	275,223	—	275,223
Guernsey	219,494	—	—	219,494
Hong Kong	97,313	2,820,089	—	2,917,402
India	—	455,884	—	455,884
Indonesia	310,573	746,015	—	1,056,588
Ireland	—	2,084,860	—	2,084,860
Israel	4,002,091	521,735	—	4,523,826
Italy	14,708	3,904,775	—	3,919,483
Japan	69,062	39,291,592	—	39,360,654
Luxembourg	—	61,717	—	61,717
Malaysia	—	237,342	—	237,342
Malta	—	503	—	503
Mauritius	20,011	—	—	20,011
Mexico	842,394	—	—	842,394
Netherlands	502,027	5,280,164	—	5,782,191
New Zealand	20,741	165,263	—	186,004
Norway	719,215	1,483,349	—	2,202,564
Philippines	—	58,895	—	58,895
Poland	14,052	395,652	—	409,704
Portugal	—	54,517	—	54,517
Qatar	33,012	—	—	33,012
See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2022 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Singapore	$94,588	$2,362,730	$—	$2,457,318
South Africa	928,992	224,769	—	1,153,761
South Korea	—	6,904,306	—	6,904,306
Spain	11,501	4,886,285	—	4,897,786
Sweden	320,422	3,842,927	—	4,163,349
Switzerland	74,958	8,251,053	—	8,326,011
Taiwan	—	497,789	—	497,789
Thailand	—	459,207	—	459,207
Ukraine	9,984	—	—	9,984
United Arab Emirates	20,286	233,975	—	254,261
United Kingdom	3,502,277	16,457,519	—	19,959,796
United States	1,440,866	—	—	1,440,866
Total Common Stock	43,180,506	151,987,384	—	195,167,890
Exchange-Traded Funds	263,433	—	—	263,433
Preferred Stock	111,583	270,284	—	381,867
Short-Term Investments	1,032,485	3,506,059	—	4,538,544
Total Investments, at fair value	$44,588,007	$155,763,727	$—	$200,351,734

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$6,643
Total	$6,643
At October 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $236,716,945.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$11,351,225
Gross Unrealized Depreciation	(47,591,564)
Net Unrealized Depreciation	$(36,240,339)
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2022 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Bond Fund
Class A	ROC	$0.3249
Class C	ROC	$0.2611
Class I	ROC	$0.3440
Class P3	ROC	$0.3990
Class R	ROC	$0.2933
Class R6	ROC	$0.3473
Class W	ROC	$0.3294
Voya Global High Dividend Low Volatility Fund
Class A	NII	$0.9643
Class C	NII	$0.6856
Class I	NII	$1.0607
Class R6	NII	$1.0740
Class W	NII	$1.0615
Voya Global Perspectives® Fund
Class A	NII	$0.6795
Class C	NII	$0.5789
Fund Name	Type	Per Share Amount
Voya Global Perspectives® Fund (continued)
Class I	NII	$0.7058
Class R	NII	$0.6361
Class W	NII	$0.6943
All Classes	STCG	$0.1619
All Classes	LTCG	$0.6568
Voya Multi-Manager International Small Cap Fund
Class A	NII	$0.9688
Class C	NII	$0.7131
Class I	NII	$1.1979
Class W	NII	$1.1225
All Classes	STCG	$2.4746
All Classes	LTCG	$4.3787

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended October 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Global High Dividend Low Volatility Fund	53.35%
Voya Global Perspectives® Fund	4.29%
For the year ended October 31, 2022, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Global High Dividend Low Volatility Fund	100.00%
Voya Global Perspectives® Fund	12.93%
Voya Multi-Manager International Small Cap Fund	38.58%
The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Global Perspectives® Fund	$7,643,503
Voya Multi-Manager International Small Cap Fund	$13,284,528
The Funds designate the following amount as Section 199A dividends:
Voya Global Perspectives® Fund	$95,635

TAX INFORMATION (Unaudited) (continued)

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Global Perspectives® Fund	$96,933	$0.0077	8.25%
Voya Multi-Manager International Small Cap Fund	$791,202	$0.1922	41.14%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	129	RSR Partners, Inc, (2016 – Present); board member of other investment companies in the Fund Complex (July 2007 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	129	Board member of other investment companies in the Fund Complex (November 1997 – Present).
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	129	The Royce Funds (22 funds) (December 2009 – Present); board member of other investment companies in the Voya family of funds (January 2006 – Present); Wisconsin Energy Corporation (June 2006 – Present); AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 – Present	Retired.	129	Board member of other investment companies in the Voya family of funds (August 2015 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	129	Board member of other investment companies in the Voya family of funds (January 2003 – Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	129	Centerra Gold Inc. (May 2008 – Present); board member of other investment companies in the Voya family of funds (January 2006 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 – Present	Retired.	129	Board member of other investment companies in the Voya family of funds (October 2015 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Trustee	July 2018 – Present	President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Chief Executive Officer, Voya family of funds (September 2022 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); President, Voya family of funds (March 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – September 2022); Director, Voya Funds Services, LLC (March 2018 – September 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	129	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2022.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Chief Executive Officer President	September 2022 – Present March 2018 – Present	President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Chief Executive Officer, Voya family of funds (September 2022 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); President, Voya family of funds (March 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – September 2022); Director, Voya Funds Services, LLC (March 2018 – September 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya family of funds and Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Executive Vice President, Voya family of funds (March 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022 – Present	Chief Compliance Officer, Voya family of funds (December 2022 – Present); Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Brighthouse Financial, Inc. – Head of Funds Compliance; Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present); Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary, Voya family of funds (March 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present); Senior Vice President, Voya family of funds (November 2003 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 – Present	Senior Vice President, Voya family of funds (June 2022 – Present); Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya family of funds (September 2014 – June 2022); Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Senior Vice President, Voya family of funds (June 2022 – Present); Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present);. Formerly, Vice President, Voya family of funds (March 2018 – June 2022); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Voya family of funds (May 2006 – President); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President, Voya family of funds (June 2022 – Present); Secretary, Voya family of funds (September 2020 – Present); Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Assistant Secretary, Voya family of funds (January 2020 – September 2020); Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Principal Accounting Officer and Treasurer, Voya family of funds (September 2012 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present), Voya family of funds and Voya Funds Services, LLC (September 2004 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	May 1999 – Present	Vice President, Voya family of funds (November 1997 – Present); Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya family of funds (September 2012 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:50	Vice President	June 2022 – Present	Vice President, Voya family of funds (June 2022 – Present); Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present); Vice President, Voya family of funds (May 2013 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Assistant Secretary, Voya family of funds (June 2022 – Present); Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Assistant Secretary, Voya family of funds (June 2022 – Present); Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya family of funds (June 2018 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present);. Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166211         (1022-122222)

Annual Report
October 31, 2022
Classes A, C, I, P, P3, R, R6, and W
■
Voya International High Dividend Low Volatility Fund

■
Voya Multi-Manager Emerging Markets Equity Fund

■
Voya Multi-Manager International Equity Fund

■
Voya Multi-Manager International Factors Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from each fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
MSCI All Country World (ex-U.S.) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Value Index	The index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada.
1

Portfolio Managers’ Report	Voya International High Dividend Low Volatility Fund

Geographic Diversification as of October 31, 2022 (as a percentage of net assets)

Japan	22.6%
United Kingdom	18.4%
Switzerland	9.2%
Australia	8.7%
Germany	7.2%
France	5.8%
Hong Kong	4.0%
Italy	4.0%
Netherlands	3.9%
Denmark	2.9%
Countries between 0.2% – 2.6%^	11.3%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 9 countries, which each represents 0.2% – 2.6% of net assets.
Portfolio holdings are subject to change daily.
Voya International High Dividend Low Volatility Fund (the “Fund”) seeks maximum total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Kai Yee Wong, and Peg DiOrio, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -17.72% compared to the MSCI EAFE® Value IndexSM (the “Index” or “MSCI EAFE® Value”) which returned -16.35%.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index. In terms of the Fund’s performance, the core model detracted along with the smaller market capitalization tilt while the higher dividend yield and lower beta positioning contributed. Within the stock ranking model, the primary detractor was the operations indicator.
On the regional level, portfolio holdings within Japan was additive. By contrast, portfolio holdings within Europe had the largest negative impact on performance.
On the sector level, portfolio holdings in the financials and utilities sectors had the largest positive impact on performance. The underweight to consumer discretionary also had a positive impact. Conversely, the largest detractor from performance came from the underweight and selection in the energy sector and stock selection in the materials sector.
At the individual stock level, the overweight position in BAE Systems plc, not owning Enel SpA and the underweight position in Vonovia SE were among the key contributors for the period. The key detractors for the period included the underweight
Top Ten Holdings as of October 31, 2022 (as a percentage of net assets)

Novartis AG	3.3%
BP PLC	2.3%
HSBC Holdings PLC	2.0%
British American Tobacco PLC	1.9%
Sanofi	1.8%
Zurich Insurance Group AG	1.5%
GSK PLC	1.4%
Mitsubishi UFJ Financial Group, Inc.	1.3%
Woodside Energy Group Ltd.	1.3%
Glencore PLC	1.3%
Portfolio holdings are subject to change daily.
positions in Shell Plc, TotalEnergies SE and the overweight to Evraz PLC.
Current Strategy and Outlook: This is an actively managed investment strategy designed to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. The investment process creates a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is optimized to achieve its dividend, alpha and volatility objectives.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
2

Voya International High Dividend Low Volatility Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2022
	1 Year	5 Year	Since Inception of Classes A & I December 6, 2016
Including Sales Charge:
Class A(1)	-22.44%	-2.76%	0.37%
Class I	-17.56%	-1.31%	1.67%
Class R6(2)	-17.42%	-1.31%	1.68%
Excluding Sales Charge:
Class A	-17.72%	-1.59%	1.38%
Class I	-17.56%	-1.31%	1.67%
Class R6(2)	-17.42%	-1.31%	1.68%
MSCI EAFE® Value	-16.35%	-1.67%	1.77%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya International High Dividend Low Volatility Fund against the indices indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Class R6 incepted on February 28, 2020. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

3

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Geographic Diversification as of October 31, 2022 (as a percentage of net assets)

China	19.5%
India	16.5%
Taiwan	13.3%
South Korea	12.1%
Brazil	11.2%
Mexico	5.8%
Indonesia	3.0%
Turkey	2.4%
South Africa	1.9%
Philippines	1.2%
Countries between 0.0% – 1.2%^	12.7%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 23 countries, which each represents 0.0% – 1.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Voya Investment Management Co. LLC (“Voya IM”), Van Eck Associates Corporation (“Van Eck”), and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by Van Eck; Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.
Performance: For the year ended October 31, 2022, the Fund’s Class A shares provided a total return of -33.68%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned -31.03% for the same period.
Portfolio Specifics: Delaware Sleeve — The Sleeve underperformed the MSCI EM IndexSM for the year ended October 31, 2022. The sleeve’s holdings in Russia detracted the most from relative performance. In the wake of Russia’s incursion into Ukraine and the swift application of sanctions against certain Russian entities, trading in Russian equities has effectively been frozen since the beginning of March 2022. Under fair valuation protocols, the Sleeve’s Russian securities are fair valued at $0.
In Taiwan, the sleeve’s holdings in MediaTek Inc. and Taiwan Semiconductor Manufacturing Company, Ltd. underperformed. Consumer demand for technology products disappointed due to factors including rising inflation in the U.S. and Europe and
Top Ten Holdings as of October 31, 2022 (as a percentage of net assets)

Reliance Industries Ltd.	5.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.7%
Samsung Electronics Co., Ltd. 005930	3.3%
SK Hynix, Inc.	2.2%
MediaTek, Inc.	2.1%
Tencent Holdings Ltd.	1.9%
Wuliangye Yibin Co. Ltd. - A Shares	1.3%
Alibaba Group Holding Ltd.	1.2%
HDFC Bank Ltd.	1.2%
Kweichow Moutai Co. Ltd. - A Shares (Shanghai)	1.2%
Portfolio holdings are subject to change daily.
COVID-19 lockdowns in China.
The sleeve’s lack of exposure to the Middle East (Saudi Arabia, United Arab Emirates, Qatar, and Kuwait) was unfavorable in terms of asset allocation. In the wake of sanctions imposed on Russia, rising energy prices benefited equity performance in Middle Eastern markets with greater economic exposure to upstream energy.
On the positive side, the sleeve’s underweight position in China was favorable in terms of asset allocation. The country’s restrictive stance toward managing COVID-19 weighed on economic growth, while rising geopolitical tensions and concerns about debt repayment in the property sector dampened investor sentiment.
Among individual stocks, Reliance Industries Ltd. in India contributed the most to relative performance. The company’s downstream energy business benefited from strength in refining margins, while the retail business benefited from resilience in India’s domestic economy. In contrast, shares of SK Square Co. Ltd. in South Korea detracted from performance. SK Square’s largest investment, SK Hynix, declined in value as weakness in technology end-demand contributed to declining memory chip prices. Furthermore, SK Square was unable to monetize other portfolio investments due to poor capital market conditions.
Van Eck Sleeve — The Sleeve underperformed the MSCI EM IndexSM for the year ended October 31, 2022. The Sleeve was impacted by the tsunami of factor headwinds and market structure churn. On a sector level, industrials and energy contributed to relative performance, whereas consumer discretionary, financials and communication services detracted. On a country level, Turkey, Georgia and Mexico contributed to relative performance, while Russia, China and the Taiwan Region detracted. On an issuer level, Vamos Locacao de Caminhoes, Maquinas e Equipamentos SA, MLP Saglik Hizmetleri AS Class B and Bank of Georgia Group Plc contributed to absolute performance, whereas Taiwan Semiconductor Manufacturing Co., Ltd., Sberbank Russia PJSC Sponsored ADR and A-Living Smart City Services Co., Ltd. Class H detracted.
Voya IM Sleeve — The Sleeve outperformed the MSCI EM IndexSM for the year ended October 31, 2022. The Voya IM sleeve employs a “passive management” approach designed to track the performance of the FTSE Emerging Plus Korea Select Factor Index (“FTSE Index”). Generally, the Voya IM sleeve will invest in all of the securities in the FTSE index in weightings consistent with that of the FTSE index. The Fund’s portfolio may not always hold all of the same securities as the FTSE index.

4

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Among the most significant contributors to outperformance were security selection and asset allocation within the consumer discretionary, communication services and energy sectors. By contrast, allocation within the financial services sector detracted from relative results. The top contributing stocks included underweights of Alibaba Group Holding Ltd., Tencent Holdings Ltd. and Taiwan Semiconductor Manufacturing Co., Ltd. The biggest detractors included underweights of Baidu, Inc., a non-index position in Magnit PJSC and an underweight of Reliance Industries Limited.
The Sleeve utilizes derivatives such as futures on individual securities and indexes, to maintain its passive strategy of mirroring the FTSE Index while benchmarking itself against the MSCI EM IndexSM. During the reporting period, the Sleeve’s use of futures contributed slightly to results.
Current Strategy & Outlook: Delaware Sleeve — The prevailing sources of uncertainty — including inflation, rising interest rates, energy markets, and a potential slowdown of global growth — are unlikely to abate in the near term, in our view. As such, we expect market conditions to remain volatile. Nonetheless, we do not believe these uncertainties have derailed long-term growth opportunities underpinned by secular trends such as digitalization and consumption premiumization. Furthermore, we believe that equity valuations across several pockets of the emerging markets universe appear attractive. Our strategy remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects, and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we believe could benefit from long-term changes in how people in emerging markets live and work.
Among countries, we currently hold overweight positions in South Korea, Brazil, and Mexico. Conversely, we are currently underweight relative to the benchmark in the Middle East, Southeast Asia, South Africa, and China. Sectors we currently favor include technology (particularly leading-edge semiconductor manufacturing), consumer staples (concentrated in China), and energy (largely due to Reliance Industries). The Fund is most underweight financials and industrials.
Van Eck Sleeve — The year has been a perfect storm of heightened inflation and interest rate expectations, unreasonable China regulatory fear and China COVID-19 resurgence, topped off with the commodity rally driven by the Russia-Ukraine conflict. As we go through these, one by one, we believe we see a strong argument for some, or all of them, changing in a positive way for the Sleeve. Selectivity continues to be key in the space. Operationally, investee companies are doing well, but the valuation collapse has opened up, in our opinion, a tremendous opportunity. We think that this adds up to a bright outlook for a structural growth Sleeve that sticks to its discipline, as we have done over time.
Voya IM Sleeve — The Sleeve invests principally in equity securities and employs a “passive management” approach designed to track the performance of the FTSE Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
5

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Average Annual Total Returns for the Periods Ended October 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-37.50%	-6.00%	-0.54%	—
Class C(2)	-34.80%	-5.62%	-0.71%	—
Class I	-33.46%	-4.56%	0.40%	—
Class P(3)	-32.81%	-3.87%	0.76%	—
Class P3	-32.74%	—	—	-3.91%
Class R	-33.89%	-5.15%	-0.21%	—
Class W	-33.56%	-4.67%	0.30%	—
Excluding Sales Charge:
Class A	-33.68%	-4.89%	0.05%	—
Class C	-34.24%	-5.62%	-0.71%	—
Class I	-33.46%	-4.56%	0.40%	—
Class P(3)	-32.81%	-3.87%	0.76%	—
Class P3	-32.74%	—	—	-3.91%
Class R	-33.89%	-5.15%	-0.21%	—
Class W	-33.56%	-4.67%	0.30%	—
MSCI EM IndexSM	-31.03%	-3.09%	0.79%	-3.92%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The
Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(3)
Class P incepted on February 28, 2019. The Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective August 24, 2015, one new sub-adviser was added to the Fund. Effective August 9, 2019, one sub-adviser was removed from the Fund and replaced with a different sub-adviser. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

6

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2022 (as a percentage of net assets)

United Kingdom	16.8%
Japan	14.3%
Canada	8.0%
Germany	7.1%
France	6.5%
Switzerland	5.8%
China	4.5%
South Korea	4.3%
Netherlands	3.6%
Sweden	3.4%
Countries between 0.0% – 2.6%^	21.4%
Assets in Excess of Other Liabilities*	4.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 22 countries, which each represents 0.0% – 2.6% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by three sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Polaris Capital Management, LLC (“Polaris”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Stephen Paice & Milena Mileva, Portfolio Managers of the Sleeve that is managed by Baillie Gifford*; Bernard R. Horn, Jr., Sumanta Biswas, CFA, Jason Crawshaw and Bin Xiao, CFA, Portfolio Managers of the Sleeve that is managed by Polaris; and Nicolas M. Choumenkovitch and Tara Connolly Stillwell, CFA, Portfolio Managers of the Sleeve that is managed by Wellington.
Performance: For the year ended October 31, 2022, the Fund’s Class I shares provided a total return of -30.30% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned -23.00% and -24.73%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve underperformed the MSCI EAFE® for the year ended October 31, 2022. The investment environment over the last year has, undoubtedly, been challenging. Growth stocks (both rapid growth and quality growth) have been out of favor, inflation has been running high, supply chain bottlenecks have persisted, and cost of living pressures in many
Top Ten Holdings as of October 31, 2022 (as a percentage of net assets)

Novartis AG	1.9%
United Overseas Bank Ltd.	1.7%
Deutsche Telekom AG	1.6%
Linde PLC	1.4%
Canadian Pacific Railway Ltd.	1.3%
Sony Group Corp.	1.2%
AstraZeneca PLC	1.1%
Lonza Group AG	1.1%
Samsung Electronics Co., Ltd. 005930	1.0%
iShares MSCI ACWI ex US ETF	1.0%
Portfolio holdings are subject to change daily.
countries have been prevalent. Furthermore, the Fed and other central banks have been hiking rates, the dollar has continued to strengthen, and the war in Ukraine has cast a gloomy shadow of uncertainty over the world. However, our focus has remained resolutely on bottom-up, long-term analysis. We would advocate that it is paramount to have a healthy balance between growth, resilience, and quality across the sleeve, ensuring that the holdings remain well-placed to deliver long-term growth whilst being able to weather the storm over the short term.
Against that backdrop, the Sleeve meaningfully underperformed MSCI EAFE® over the 12-month period, with the largest regional detractors being Europe and Developed Asia Pacific. At the sector level, consumer discretionary and information technology were the largest relative detractors. It is also worth noting that a lack of energy companies (in a rising oil price environment) had a negative impact on performance. At the stock level, three online platforms, Zalando (apparel), Shopify (e-commerce), and Spotify (audio streaming) were the worst relative performers. These are all high-growth businesses that we believe are well-positioned to benefit from structural shifts but have seen their share prices fall dramatically as the market has discounted long-duration companies.
Polaris Sleeve — The Sleeve underperformed the MSCI EAFE® for the year ended October 31, 2022. Underperformance was attributable to overweight positions in economically-sensitive sectors, including consumer discretionary, materials and financials. Positions in real estate, health care and communication services helped to dampen losses on an absolute basis. Holdings in Greece, the Netherlands, Switzerland and Singapore added to gains, while stocks in the U.K., South Korea, Germany and Canada detracted.
Rising inflation had a deleterious effect on consumer discretionary stocks, as limited purchasing power traded down to staples. TV and electronics sales slowed, impacting LG Electronics and Sony Group Corp. U.K. homebuilders declined on concerns that higher local interest rates may depress housing markets.
Among materials, methanol prices remained resilient throughout much of 2022 with increasing applications across varied industries. Methanex Corp. was a leading beneficiary of this trend; nevertheless, the stock dropped on higher U.S. natural gas prices, which have yet to materially impinge Methanex’s net income. Copper prices were down across the industry, with Antofagasta and Lundin Mining Corp. falling in lock step with its competitors. Lundin also took a hit on news of a sinkhole near its Candelaria mine.
Top contributors were diversified across country and sector, including Swedish cash handling company, Loomis AB; D’Ieteren Group, the Belgian Volkswagen distributor with a dominant position in the Safelite auto glass repair business; Germany’s Deutsche Telekom (DT); and Irish biopharma, Jazz Pharmaceuticals. In particular, DT posted strong earnings and guidance on the back of its U.S. T-Mobile

7

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

business and $22 billion sale of its German/Austrian cell tower portfolio. The market approved of Jazz’s detailed five-year drug pipeline plan, following on the swift adoption of its new narcolepsy drug.
Wellington Sleeve — The Sleeve underperformed the MSCI ACWI ex-USSM for the year ended October 31, 2022. Security selection was the main driver of underperformance during the period. Sector allocation, a residual of our bottom-up stock selection process, contributed.
Weak stock selection in financials was partially offset by stronger selection in energy. Sector allocation effects contributed to relative performance primarily as a result of our overweight position to energy. An underweight position to the financials sector detracted from relative performance.
The top individual detractors from relative performance during the period were Sweden-based REIT Fastighets AB Balder, United Kingdom-based asset manager Intermediate Capital Group, and Hong Kong-based multinational tool company Techtronic Industries. Top contributors to relative performance during the period included Canada-based integrated oil and natural gas company Cenovus Energy, United Kingdom-based multinational oil and gas company Shell, and Brazil-based car rental company Localiza Rent A Car.
Current Strategy and Outlook: Baillie Gifford Sleeve — Macroeconomic forecasting is not an area where we think we can add value. Rather, our strength is an ability to identify companies that, we believe, have the right combination of competitive advantage, vision, and culture, and secondly, having the resolve to hold them during inevitable periods of weak performance. Many companies within the Sleeve have been re-investing in their business, strengthening their positions. We cannot predict when market sentiment will change, but when it does, we believe that the holdings in the Sleeve may emerge strongly.
Polaris Sleeve — As interest rates rise to temper inflation, we believe economic growth may falter. We have seen downward revisions of global gross domestic product, and we expect tepid economic conditions for the next few quarters. Since early 2022, we added more defensive and traditionally recession-proof stocks likely to provide ballast against ongoing market volatility. That said, markets have likely calculated the macro risks, pricing in the probability that a global recession is on the horizon. As cautious value investors, we will rebalance holdings as the economy progresses and seek to uncover companies that we believe will benefit in the next three to five years.
Wellington Sleeve — Dispersion of returns will likely be wide going forward following the fairly indiscriminate selloff in the equity markets that we’ve seen this year. We think this sets us up well as active managers to add value in the companies that we believe are best positioned to navigate this environment and come out of it strongly. While markets remain choppy and the current outlook is uncertain, we do believe our opportunistic investment style will help generate a lot of interesting ideas that are being heavily discounted by the market’s lack of conviction on where the global economy is headed.
With these guideposts and our continued focus on our philosophy and process, the Sleeve ended the period with overweight exposures to the health care, industrials, and energy sectors. The Sleeve was most underweight to the financials and communication services sectors. Regionally, the Sleeve ended the period most overweight to the United Kindgom and North America and most underweight to Emerging Markets.

*
Effective July 29, 2022, Moritz Sitte no longer serves as portfolio manager for the Fund’s Baillie Gifford sleeve and Stephen Paice was added as a portfolio manager. Effective May 2022, Milena Mileva was added as a portfolio manager for the Fund’s Baillie Gifford sleeve.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
8

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Class I	-30.30%	-1.52%	2.85%	—
Class P3	-29.66%	—	—	-1.36%
MSCI EAFE®	-23.00%	-0.09%	4.13%	-0.42%
MSCI ACWI ex-U.S.SM	-24.73%	-0.60%	3.27%	-1.02%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
Effective July 1, 2013, two new sub-advisers were added to the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and two sub-advisers were removed. Effective July 27, 2020, one of the four sub-advisers was removed from the Fund. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

9

Portfolio Managers’ Report	Voya Multi-Manager International Factors Fund

Geographic Diversification as of October 31, 2022 (as a percentage of net assets)

Japan	22.3%
United Kingdom	12.4%
Australia	9.0%
Switzerland	7.4%
France	6.0%
Canada	5.6%
Netherlands	4.6%
Sweden	4.5%
Germany	4.2%
Singapore	2.3%
Countries between 0.0% – 2.1%^	19.7%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 26 countries, which each represents 0.0% – 2.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Factors Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC. (“Voya IM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Jamie Lee, Ph. D. and George D. Mussalli, CFA, Portfolio Managers of the Sleeve that is managed by PanAgora; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.
Performance: For the year ended October 31, 2022, the Fund’s Class I shares provided a total return of -22.48% compared to the MSCI EAFE® Index (“MSCI EAFE®”), the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”) and the 60% MSCI EAFE® Index/40% MSCI ACWI ex-U.S.SM (“Blended Index”), which returned -23.00%, -24.73% and -23.69%, respectively, for the same period.
Portfolio Specifics: PanAgora Sleeve — The Sleeve outperformed the Blended Index for the year ended October 31, 2022. The Dynamic Equity Alpha model performed well due to the performance achieved in both the top and bottom alpha quintile names (top alpha names is where the portfolio achieves majority of its weight). All factor composites were positive. Top performers were ESG/Management, Momentum, and Competitiveness.
Top Ten Holdings as of October 31, 2022* (as a percentage of net assets)

Roche Holding AG-GENUSSCHEIN	1.3%
Nestle SA	1.2%
Novartis AG	1.2%
Novo Nordisk A/S	1.1%
Rio Tinto PLC	1.1%
Imperial Brands PLC	1.0%
Investor AB-B SHS	1.0%
Rio Tinto Ltd.	1.0%
BHP Group Ltd. Australian	0.9%
Shell PLC	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
On a country basis, Japan and the Netherlands were the largest contributors. Japan contributed due to strong stock selection mainly in the Industrials sector. The largest security contributor in Japan was the overweight position, Mitsubishi Heavy Industries Ltd. In the Netherlands, Consumer Discretionary was the largest sector contributor. Within Consumer Discretionary in the Netherlands, not held position Prosus was a top contributor. The top country detractor for the period was Finland due to stock selection. The top detractor in Finland was overweight position, Kesko OYJ.
On a sector basis, the sleeve benefitted from stock selection within Industrials and Consumer Discretionary. In the Industrials sector, performance was strongest in Japan, France, and Denmark. Within Consumer Discretionary, Japan, Germany, and the Netherlands were the top contributors. Heath Care was the top sector detractor due to stock selection within the United Kingdom.
Securities that contributed most were overweight positions in: Thales SA, BP PLC, Mitsubishi Heavy Industries Ltd, Imperial Brands PLC, Bank Leumi Le-Israel BM. Securities that detracted most were overweight positions Uniper SE, I-Mab, and Getinge AB as well as underweight positions, Daiichi Sankyo Co Ltd and British American Tobacco PLC.
Voya IM Sleeve — The portfolio employs a “passive management” approach designed to track the performance of the FTSE index. The sleeve outperformed the MSCI EAFE® for the year ended October 31, 2022. The sleeve employs a passive management approach designed to track the performance of a custom index, the FTSE Developed ex-US Select Factor index (“FTSE index”). The sleeve closely tracked the FTSE index for the reporting period.
Relative to the MSCI EAFE®, the sleeve benefited from a lower allocation and selection in the technology sector as well as selection in the communication services sector. The average sector returns in the MSCI EAFE® were mostly lower than those in the sleeve, especially within the technology and consumer discretionary sectors. Sector allocations and returns reflected differences between the FTSE index and MSCI EAFE®.

10

Voya Multi-Manager International Factors Fund	Portfolio Managers’ Report

Current Strategy and Outlook: PanAgora Sleeve — As of the end of October, names that hold the largest active overweight are, BP PLC, Thales SA, and Imperial Brands PLC. Names that hold the largest active underweight are: Schneider Electric SE, Air Liquide SA, National Australia Bank Ltd. On a country basis, Finland is the largest active overweight while France is the largest underweight. We believe the Dynamic Equity Alpha model has diversified allocations to factors that should protect the sleeve in the event of market losses. We remain confident in the ability of the strategy to outperform and believe that the portfolio is well positioned.
Voya IM Sleeve — The Sleeve invests principally in equity securities and employs a “passive management” approach designed to track the performance of the FTSE Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
11

Portfolio Managers’ Report	Voya Multi-Manager International Factors Fund

Average Annual Total Returns for the Periods Ended October 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Class I	-22.48%	-0.81%	3.74%	—
Class P3	-21.92%	—	—	-0.74%
Class W	-22.41%	-0.79%	3.74%	—
MSCI EAFE®	-23.00%	-0.09%	4.13%	-0.42%
MSCI ACWI ex-U.S.SM	-24.73%	-0.60%	3.27%	-1.02%
60% MSCI EAFE® Index/40% MSCI ACWI ex-U.S.SM	-23.69%	-0.29%	3.79%	-0.66%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Factors Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
Effective close of business on November 22, 2013, one of the two sub-advisers was removed from the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and one sub-adviser was removed. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

12

shareholder expense examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2022*	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2022*
Voya International High Dividend Low Volatility Fund
Class A	$1,000.00	$875.20	0.90%	$4.25	$1,000.00	$1,020.67	0.90%	$4.58
Class I	1,000.00	876.60	0.65	3.07	1,000.00	1,021.93	0.65	3.31
Class R6	1,000.00	877.50	0.62	2.93	1,000.00	1,022.08	0.62	3.16
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$832.50	1.50%	$6.93	$1,000.00	$1,017.64	1.50%	$7.63
Class C	1,000.00	828.20	2.25	10.37	1,000.00	1,013.86	2.25	11.42
Class I	1,000.00	833.90	1.15	5.32	1,000.00	1,019.41	1.15	5.85
Class P	1,000.00	837.20	0.15	0.69	1,000.00	1,024.45	0.15	0.77
Class P3	1,000.00	837.90	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Class R	1,000.00	830.40	1.75	8.07	1,000.00	1,016.38	1.75	8.89
Class W	1,000.00	832.50	1.25	5.77	1,000.00	1,018.90	1.25	6.36
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$858.10	0.93%	$4.36	$1,000.00	$1,020.52	0.93%	$4.74
Class P3	1,000.00	861.50	0.00	0.00	1,000.00	1,025.21	0.00	0.00
13

shareholder expense examples (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2022*	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2022*
Voya Multi-Manager International Factors Fund
Class I	$1,000.00	$856.80	0.73%	$3.42	$1,000.00	$1,021.53	0.73%	$3.72
Class P3	1,000.00	859.50	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Class W	1,000.00	856.80	0.73	3.42	1,000.00	1,021.53	0.73	3.72

*
Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund and the Board of Trustees of Voya Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund (collectively referred to as the “Funds”) (four of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (four of the funds constituting Voya Mutual Funds) at October 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the two-year period ended October 31, 2019, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
December 22, 2022
15

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2022

	Voya International High Dividend Low Volatility Fund	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund	Voya Multi- Manager International Factors Fund
ASSETS:
Investments in securities at fair value+*	$9,017,392	$332,473,915	$311,780,739	$330,668,153
Short-term investments at fair value†	22,000	3,813,338	1,075,443	12,536,665
Cash	4,292	42,369	14,504,402	561,471
Cash collateral for futures contracts	—	—	—	207,805
Foreign currencies at value‡	5,497	1,813,962	428,679	413,533
Receivables:
Investment securities and currencies sold	—	47,300,822	6,598,369	4,422,418
Fund shares sold	19	97,138	94,568	105,339
Dividends	40,483	591,809	581,086	1,249,401
Interest	—	656	1,109	—
Foreign tax reclaims	22,791	10,484	1,403,760	1,162,781
Variation margin on futures contracts	—	5,505	—	—
Unrealized appreciation on forward foreign currency contracts	—	12,034	—	—
Prepaid expenses	14,043	15,915	13,755	24,557
Reimbursement due from Investment Adviser	10,176	67,289	17,622	146,426
Other assets	155	10,806	15,230	11,925
Total assets	9,136,848	386,256,042	336,514,762	351,510,474
LIABILITIES:
Payable for investment securities and currencies purchased	—	10,631,018	13,341,508	8,399,653
Payable for fund shares redeemed	—	186,097	25,882	67,610
Payable upon receipt of securities loaned	—	3,813,338	—	6,065,665
Unrealized depreciation on forward foreign currency contracts	—	1,907	—	64
Variation margin payable on futures contracts	—	—	—	32,800
Payable for investment management fees	3,762	197,757	240,522	197,100
Payable for distribution and shareholder service fees	950	3,211	—	—
Payable to trustees under the deferred compensation plan (Note 6)	155	10,806	15,230	11,925
Payable for trustee fees	27	1,129	1,171	1,112
Payable for borrowings against line of credit	—	35,867,000	—	—
Payable for foreign capital gains tax	—	946,422	62,864	—
Other accrued expenses and liabilities	39,930	527,037	226,681	537,265
Total liabilities	44,824	52,185,722	13,913,858	15,313,194
NET ASSETS	$9,092,024	$334,070,320	$322,600,904	$336,197,280
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$11,064,440	$468,834,266	$396,600,543	$416,516,276
Total distributable loss	(1,972,416)	(134,763,946)	(73,999,639)	(80,318,996)
NET ASSETS	$9,092,024	$334,070,320	$322,600,904	$336,197,280
+ Including securities loaned at value	$—	$3,694,529	$—	$5,766,238
* Cost of investments in securities	$10,018,015	$433,444,039	$367,186,654	$377,125,683
† Cost of short-term investments	$22,000	$3,813,338	$1,075,443	$12,536,665
‡ Cost of foreign currencies	$5,524	$1,833,721	$428,821	$409,728
See Accompanying Notes to Financial Statements
16

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2022 (continued)

	Voya International High Dividend Low Volatility Fund	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund	Voya Multi- Manager International Factors Fund
Class A
Net assets	$4,568,004	$14,137,950	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$—	$—	n/a	n/a
Shares outstanding	557,519	1,768,225	n/a	n/a
Net asset value and redemption price per share†	$8.19	$8.00	n/a	n/a
Maximum offering price per share (5.75%)(1)	$8.69	$8.49	n/a	n/a
Class C
Net assets	n/a	$157,564	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	19,688	n/a	n/a
Net asset value and redemption price per share	n/a	$8.00	n/a	n/a
Class I
Net assets	$4,510,468	$148,388,520	$301,160,529	$275,219,439
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	549,265	18,485,416	37,456,365	36,515,134
Net asset value and redemption price per share	$8.21	$8.03	$8.04	$7.54
Class P
Net assets	n/a	$119,306,078	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	14,233,153	n/a	n/a
Net asset value and redemption price per share	n/a	$8.38	n/a	n/a
Class P3
Net assets	n/a	$14,629,906	$21,440,375	$21,743,947
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$—	$—	$—
Shares outstanding	n/a	1,715,168	2,534,245	2,775,775
Net asset value and redemption price per share	n/a	$8.53	$8.46	$7.83
Class R
Net assets	n/a	$42,255	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	5,261	n/a	n/a
Net asset value and redemption price per share	n/a	$8.03	n/a	n/a
Class R6
Net assets	$13,552	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	1,649	n/a	n/a	n/a
Net asset value and redemption price per share	$8.22	n/a	n/a	n/a
Class W
Net assets	n/a	$37,408,047	n/a	$39,233,894
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	4,676,721	n/a	5,206,012
Net asset value and redemption price per share	n/a	$8.00	n/a	$7.54

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
17

STATEMENTS OF OPERATIONS for the year ended October 31, 2022

	Voya International High Dividend Low Volatility Fund	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund	Voya Multi- Manager International Factors Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$496,629	$13,847,719	$9,804,415	$15,482,261
Interest	—	4,565	702	1,478
Securities lending income, net	237	39,826	3,013	87,275
Total investment income	496,866	13,892,110	9,808,130	15,571,014
EXPENSES:
Investment management fees	52,223	4,450,757	3,980,309	2,892,550
Distribution and shareholder service fees:
Class A	13,292	46,731	—	—
Class C	—	2,230	—	—
Class R	—	223	—	—
Transfer agent fees:
Class A	2,077	45,918	—	—
Class C	—	545	—	—
Class I	6,141	19,397	2,091	5,573
Class P(1)	—	561	38	38
Class P3(2)	37	282	425	426
Class R	—	108	—	—
Class R6	106	—	—	—
Class W	—	125,536	—	96,055
Shareholder reporting expense	762	18,869	2,414	16,955
Registration fees	65,171	97,128	50,387	63,112
Professional fees	12,410	110,349	65,725	53,275
Custody and accounting expense	39,813	618,266	270,450	362,424
Trustee fees	261	11,293	11,707	11,125
Licensing fee (Note 7)	—	40,681	—	71,175
Miscellaneous expense	9,698	20,464	23,824	37,673
Interest expense	—	13,852	3,239	5,194
Total expenses	201,991	5,623,190	4,410,609	3,615,575
Waived and reimbursed fees	(120,599)	(1,958,393)	(221,700)	(527,742)
Brokerage commission recapture	—	—	(685)	—
Net expenses	81,392	3,664,797	4,188,224	3,087,833
Net investment income	415,474	10,227,313	5,619,906	12,483,181
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	(415,207)	(27,657,270)	(17,390,698)	(35,590,513)
Forward foreign currency contracts	—	135,824	5,415	(111,135)
Foreign currency related transactions	(9,887)	(664,551)	(173,929)	(346,291)
Futures	—	(1,022,556)	—	(944,878)
Payment by affiliate (Note 6)	—	—	—	98,000
Net realized loss	(425,094)	(29,208,553)	(17,559,212)	(36,894,817)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	(1,974,330)	(164,714,978)	(158,346,377)	(91,094,578)
Forward foreign currency contracts	—	(3,948)	—	(64)
Foreign currency related transactions	(3,010)	(5,050)	(228,758)	(188,864)
Futures	—	(16,360)	—	5,754
Net change in unrealized appreciation (depreciation)	(1,977,340)	(164,740,336)	(158,575,135)	(91,277,752)
Net realized and unrealized loss	(2,402,434)	(193,948,889)	(176,134,347)	(128,172,569)
Decrease in net assets resulting from operations	$(1,986,960)	$(183,721,576)	$(170,514,441)	$(115,689,388)
* Foreign taxes withheld	$58,887	$1,730,328	$1,191,716	$1,756,479
^ Foreign capital gains taxes withheld	$—	$876,585	$83,136	$—
# Change in foreign capital gains taxes accrued	$—	$1,337,347	$276,249	$—

(1)
Class P of Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund was fully redeemed on September 9, 2022.

(2)
Class P3 of Voya International High Dividend Low Volatility Fund was fully redeemed on September 9, 2022.

See Accompanying Notes to Financial Statements
18

STATEMENTS OF CHANGES IN NET ASSETS

	Voya International High Dividend Low Volatility Fund		Voya Multi-Manager Emerging Markets Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
FROM OPERATIONS:
Net investment income	$415,474	$303,231	$10,227,313	$5,438,065
Net realized gain (loss)	(425,094)	1,036,433	(29,208,553)	70,324,988
Net change in unrealized appreciation (depreciation)	(1,977,340)	1,057,236	(164,740,336)	(5,770,012)
Increase (decrease) in net assets resulting from operations	(1,986,960)	2,396,900	(183,721,576)	69,993,041
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(206,138)	(126,846)	(3,734,111)	(902,550)
Class C	—	—	(43,062)	(17,785)
Class I	(209,791)	(136,185)	(39,152,939)	(12,613,495)
Class P	—	—	(24,602,846)	(4,176,948)
Class P3(1)	(88)	(85)	(1,858,199)	(583,065)
Class R	—	—	(7,825)	(758)
Class R6	(414)	(336)	—	—
Class W	—	—	(10,092,252)	(1,395,679)
Total distributions	(416,431)	(263,452)	(79,491,234)	(19,690,280)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	375,759	128,297	155,129,394	259,909,789
Reinvestment of distributions	416,431	263,452	79,323,388	19,649,260
	792,190	391,749	234,452,782	279,559,049
Cost of shares redeemed	(402,257)	(68,349)	(139,535,073)	(279,213,527)
Net increase in net assets resulting from capital share transactions	389,933	323,400	94,917,709	345,522
Net increase (decrease) in net assets	(2,013,458)	2,456,848	(168,295,101)	50,648,283
NET ASSETS:
Beginning of year or period	11,105,482	8,648,634	502,365,421	451,717,138
End of year or period	$9,092,024	$11,105,482	$334,070,320	$502,365,421

(1)
Class P3 of Voya International High Dividend Low Volatility Fund was fully redeemed on September 9, 2022.

See Accompanying Notes to Financial Statements
19

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Equity Fund		Voya Multi-Manager International Factors Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
FROM OPERATIONS:
Net investment income	$5,619,906	$5,316,570	$12,483,181	$9,563,549
Net realized gain (loss)	(17,559,212)	101,531,535	(36,894,817)	95,562,839
Net change in unrealized appreciation (depreciation)	(158,575,135)	57,658,353	(91,277,752)	17,769,879
Increase (decrease) in net assets resulting from operations	(170,514,441)	164,506,458	(115,689,388)	122,896,267
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(102,537,384)	(25,150,079)	(54,413,228)	(12,383,878)
Class P(1)	(770)	(147)	(532)	(94)
Class P3	(3,295,556)	(1,221,661)	(2,477,704)	(673,192)
Class W	—	—	(8,986,569)	(969,663)
Total distributions	(105,833,710)	(26,371,887)	(65,878,033)	(14,026,827)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	121,316,987	117,913,087	152,663,257	135,374,247
Reinvestment of distributions	105,772,336	26,359,247	65,878,033	14,026,827
	227,089,323	144,272,334	218,541,290	149,401,074
Cost of shares redeemed	(197,609,660)	(286,853,527)	(176,832,812)	(229,120,046)
Net increase (decrease) in net assets resulting from capital share transactions	29,479,663	(142,581,193)	41,708,478	(79,718,972)
Net increase (decrease) in net assets	(246,868,488)	(4,446,622)	(139,858,943)	29,150,468
NET ASSETS:
Beginning of year or period	569,469,392	573,916,014	476,056,223	446,905,755
End of year or period	$322,600,904	$569,469,392	$336,197,280	$476,056,223

(1)
Class P of Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund was fully redeemed on September 9, 2022.

See Accompanying Notes to Financial Statements
20

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International High Dividend Low Volatility Fund
Class A
10-31-22	10.35	0.37•	(2.16)	(1.79)	0.37	—	—	0.37	—	8.19	(17.72)	2.02	0.90	0.90	3.87	4,568	72
10-31-21	8.31	0.28•	2.00	2.28	0.24	—	—	0.24	—	10.35	27.49	1.95	0.90	0.90	2.74	5,620	71
10-31-20	9.75	0.18	(1.36)	(1.18)	0.26	—	—	0.26	—	8.31	(12.22)	1.97	0.90	0.90	2.06	4,351	59
10-31-19	10.10	0.30	0.39	0.69	0.31	0.73	—	1.04	—	9.75	7.72	1.73	0.89	0.89	3.18	4,860	60
10-31-18	11.73	0.32	(1.06)	(0.74)	0.58	0.31	—	0.89	—	10.10	(6.95)	1.72	0.85	0.85	2.85	4,470	129
Class I
10-31-22	10.38	0.39•	(2.17)	(1.78)	0.39	—	—	0.39	—	8.21	(17.56)	1.85	0.65	0.65	4.09	4,510	72
10-31-21	8.33	0.30•	2.01	2.31	0.26	—	—	0.26	—	10.38	27.86	1.78	0.65	0.65	2.98	5,472	71
10-31-20	9.75	0.21	(1.35)	(1.14)	0.28	—	—	0.28	—	8.33	(11.78)	1.82	0.65	0.65	2.31	4,292	59
10-31-19	10.10	0.33•	0.39	0.72	0.34	0.73	—	1.07	—	9.75	8.02	1.58	0.64	0.64	3.44	4,851	60
10-31-18	11.76	0.35	(1.07)	(0.72)	0.63	0.31	—	0.94	—	10.10	(6.80)	1.57	0.60	0.60	3.10	4,463	129
Class R6
10-31-22	10.37	0.38•	(2.14)	(1.76)	0.39	—	—	0.39	—	8.22	(17.42)	2.74	0.62	0.62	4.03	14	72
10-31-21	8.32	0.31•	2.00	2.31	0.26	—	—	0.26	—	10.37	27.81	2.53	0.62	0.62	3.06	10	71
02-28-20(4) - 10-31-20	8.98	0.17•	(0.65)	(0.48)	0.18	—	—	0.18	—	8.32	(5.31)	2.93	0.62	0.62	3.04	3	59
Voya Multi-Manager Emerging Markets Equity Fund
Class A
10-31-22	14.39	0.16•	(4.31)	(4.15)	0.24	2.00	—	2.24	—	8.00	(33.68)	1.69	1.50	1.50	1.60	14,138	53
10-31-21	13.00	0.05•	1.87	1.92	0.09	0.44	—	0.53	—	14.39	14.76	1.64	1.50	1.50	0.36	24,177	59
10-31-20	12.31	0.05	0.88	0.93	0.17	0.07	—	0.24	—	13.00	7.58	1.63	1.50	1.50	0.37	22,843	60
10-31-19	10.64	0.07	1.66	1.73	0.06	—	—	0.06	—	12.31	16.36	1.76	1.57	1.57	0.58	22,672	71
10-31-18	13.17	0.09	(2.48)	(2.39)	0.14	—	—	0.14	—	10.64	(18.31)	1.77	1.57	1.57	0.60	21,470	53
Class C
10-31-22	14.26	0.09•	(4.33)	(4.24)	0.02	2.00	—	2.02	—	8.00	(34.24)	2.44	2.25	2.25	0.85	158	53
10-31-21	12.90	(0.05)•	1.85	1.80	—	0.44	—	0.44	—	14.26	13.94	2.39	2.25	2.25	(0.37)	487	59
10-31-20	12.21	(0.06)•	0.87	0.81	0.05	0.07	—	0.12	—	12.90	6.66	2.38	2.25	2.25	(0.52)	542	60
10-31-19	10.56	(0.04)•	1.69	1.65	—	—	—	—	—	12.21	15.63	2.51	2.32	2.32	(0.31)	2,521	71
10-31-18	13.09	(0.02)	(2.45)	(2.47)	0.06	—	—	0.06	—	10.56	(18.97)	2.52	2.32	2.32	(0.18)	3,581	53
Class I
10-31-22	14.45	0.20•	(4.32)	(4.12)	0.30	2.00	—	2.30	—	8.03	(33.46)	1.20	1.15	1.15	1.94	148,389	53
10-31-21	13.04	0.12•	1.86	1.98	0.13	0.44	—	0.57	—	14.45	15.23	1.18	1.15	1.15	0.80	245,082	59
10-31-20	12.35	0.10	0.88	0.98	0.22	0.07	—	0.29	—	13.04	7.93	1.18	1.15	1.15	0.72	287,527	60
10-31-19	10.68	0.12	1.66	1.78	0.11	—	—	0.11	—	12.35	16.79	1.30	1.22	1.22	1.01	315,161	71
10-31-18	13.22	0.14•	(2.49)	(2.35)	0.19	—	—	0.19	—	10.68	(18.06)	1.32	1.22	1.22	1.11	269,739	53
Class P
10-31-22	14.85	0.30•	(4.47)	(4.17)	0.30	2.00	—	2.30	—	8.38	(32.81)	1.19	0.15	0.15	2.90	119,306	53
10-31-21	13.26	0.26•	1.90	2.16	0.13	0.44	—	0.57	—	14.85	16.37	1.18	0.15	0.15	1.67	156,796	59
10-31-20	12.44	0.24•	0.86	1.10	0.21	0.07	—	0.28	—	13.26	8.93	1.18	0.15	0.15	1.87	94,157	60
02-28-19(4) - 10-31-19	12.00	0.18•	0.26	0.44	—	—	—	—	—	12.44	6.05	1.96	0.15	0.15	2.27	3	71
See Accompanying Notes to Financial Statements
21

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class P3
10-31-22	15.06	0.31•	(4.54)	(4.23)	0.30	2.00	—	2.30	—	8.53	(32.74)	1.19	0.00*	0.00*	3.02	(14,630)	53
10-31-21	13.42	0.28•	1.93	2.21	0.13	0.44	—	0.57	—	15.06	16.55	1.18	0.00*	0.00*	1.82	10,671	59
10-31-20	12.56	0.22•	0.93	1.15	0.22	0.07	—	0.29	—	13.42	9.18	1.18	0.00*	0.00*	1.79	13,464	60
10-31-19	10.73	0.29•	1.65	1.94	0.11	—	—	0.11	—	12.56	18.22	1.30	0.00*	0.00*	2.46	9,275	71
06-01-18(4) - 10-31-18	12.95	0.15•	(2.37)	(2.22)	—	—	—	—	—	10.73	(17.14)	1.31	0.00*	0.00*	2.98	3,456	53
Class R
10-31-22	14.44	0.13•	(4.33)	(4.20)	0.21	2.00	—	2.21	—	8.03	(33.89)	1.94	1.75	1.75	1.30	42	53
10-31-21	12.99	0.02•	1.87	1.89	—	0.44	—	0.44	—	14.44	14.55	1.89	1.75	1.75	0.15	51	59
10-31-20	12.32	0.00*•	0.89	0.89	0.15	0.07	—	0.22	—	12.99	7.20	1.88	1.75	1.75	0.03	22	60
10-31-19	10.66	0.04	1.66	1.70	0.04	—	—	0.04	—	12.32	16.05	2.01	1.82	1.82	0.44	139	71
10-31-18	13.20	0.04	(2.46)	(2.42)	0.12	—	—	0.12	—	10.66	(18.51)	2.02	1.82	1.82	0.39	101	53
Class W
10-31-22	14.41	0.19•	(4.32)	(4.13)	0.28	2.00	—	2.28	—	8.00	(33.56)	1.44	1.25	1.25	1.84	37,408	53
10-31-21	13.00	0.10•	1.87	1.97	0.12	0.44	—	0.56	—	14.41	15.15	1.39	1.25	1.25	0.64	65,102	59
10-31-20	12.33	0.08•	0.86	0.94	0.20	0.07	—	0.27	—	13.00	7.67	1.38	1.25	1.25	0.69	33,162	60
10-31-19	10.66	0.10	1.67	1.77	0.10	—	—	0.10	—	12.33	16.70	1.51	1.32	1.32	0.83	61,726	71
10-31-18	13.19	0.10	(2.46)	(2.36)	0.17	—	—	0.17	—	10.66	(18.10)	1.52	1.32	1.32	0.86	57,026	53
Voya Multi-Manager International Equity Fund
Class I
10-31-22	14.24	0.12•	(3.69)	(3.57)	0.20	2.43	—	2.63	—	8.04	(30.30)	0.94	0.93	0.93	1.16	301,161	63
10-31-21	11.35	0.12•	3.31	3.43	0.12	0.42	—	0.54	—	14.24	30.69	0.96	0.96	0.96	0.87	554,017	49
10-31-20	11.47	0.10	0.01	0.11	0.23	—	—	0.23	—	11.35	0.89	0.92	0.92	0.92	0.86	549,329	71
10-31-19	10.98	0.18	0.89	1.07	0.18	0.40	—	0.58	—	11.47	10.53	0.96	0.96	0.96	1.69	592,938	51
10-31-18	12.32	0.16	(1.22)	(1.06)	0.21	0.07	—	0.28	—	10.98	(8.83)	0.97	0.97	0.97	1.36	492,439	45
Class P3
10-31-22	14.73	0.22•	(3.86)	(3.64)	0.20	2.43	—	2.63	—	8.46	(29.66)	0.94	0.00*	0.00*	2.16	21,440	63
10-31-21	11.62	0.24•	3.41	3.65	0.12	0.42	—	0.54	—	14.73	31.92	0.96	0.00*	0.00*	1.71	15,448	49
10-31-20	11.63	0.20•	0.02	0.22	0.23	—	—	0.23	—	11.62	1.84	0.92	0.00*	0.00*	1.79	24,584	71
10-31-19	11.03	0.30•	0.88	1.18	0.18	0.40	—	0.58	—	11.63	11.52	0.96	0.00*	0.00*	2.74	14,658	51
06-01-18(4) - 10-31-18	12.35	0.09•	(1.41)	(1.32)	—	—	—	—	—	11.03	(10.69)	0.97	0.00*	0.00*	1.85	5,078	45
Voya Multi-Manager International Factors Fund
Class I
10-31-22	11.30	0.25•	(2.45)	(2.20)	0.46	1.10	—	1.56	—	7.54	(22.48)(5)	0.79	0.73	0.73	2.78	275,219	91
10-31-21	8.99	0.21•	2.39	2.60	0.29	—	—	0.29	—	11.30	29.27	0.77	0.74	0.74	1.98	394,315	106
10-31-20	9.64	0.19	(0.53)	(0.34)	0.31	—	—	0.31	—	8.99	(3.77)	0.76	0.74	0.74	1.97	396,906	89
10-31-19	9.57	0.26•	0.46	0.72	0.26	0.39	—	0.65	—	9.64	8.25	0.81	0.75	0.75	2.76	403,512	58
10-31-18	11.06	0.24	(1.08)	(0.84)	0.33	0.32	—	0.65	—	9.57	(8.02)	0.84	0.75	0.75	2.31	326,126	55
See Accompanying Notes to Financial Statements
22

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Factors Fund (continued)
Class P3
10-31-22	11.60	0.32•	(2.53)	(2.21)	0.46	1.10	—	1.56	—	7.83	(21.92)(5)	0.79	0.00*	0.00*	3.58	21,744	91
10-31-21	9.17	0.27•	2.45	2.72	0.29	—	—	0.29	—	11.60	30.02	0.77	0.00*	0.00*	2.47	15,088	106
10-31-20	9.75	0.25•	(0.52)	(0.27)	0.31	—	—	0.31	—	9.17	(2.98)	0.76	0.00*	0.00*	2.73	19,226	89
10-31-19	9.60	0.33•	0.47	0.80	0.26	0.39	—	0.65	—	9.75	9.11	0.81	0.00*	0.00*	3.51	13,902	58
06-01-18(4) - 10-31-18	10.66	0.10•	(1.16)	(1.06)	—	—	—	—	—	9.60	(9.94)	0.84	0.00*	0.00*	2.27	5,242	55
Class W
10-31-22	11.29	0.24•	(2.43)	(2.19)	0.46	1.10	—	1.56	—	7.54	(22.41)(5)	0.97	0.73	0.73	2.67	39,234	91
10-31-21	8.99	0.24•	2.35	2.59	0.29	—	—	0.29	—	11.29	29.15	0.95	0.74	0.74	2.21	66,649	106
10-31-20	9.64	0.17•	(0.51)	(0.34)	0.31	—	—	0.31	—	8.99	(3.77)	0.94	0.74	0.74	1.87	30,770	89
10-31-19	9.57	0.26	0.46	0.72	0.26	0.39	—	0.65	—	9.64	8.25	0.99	0.75	0.75	2.77	60,559	58
10-31-18	11.05	0.24	(1.07)	(0.83)	0.33	0.32	—	0.65	—	9.57	(7.93)	0.96	0.75	0.75	2.29	56,210	55

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(5)
Excluding a payment by affiliate in the fiscal year ended May 31, 2021, the total return for Multi-Manager International Factors would have been -22.51%, -21.95% and -22.44% on Classes I, P3 and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
23

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are ten separate active investment series, four of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya International High Dividend Low Volatility Fund (“International High Dividend Low Volatility”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”), Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”) and Voya Multi-Manager International Factors Fund (“Multi-Manager International Factors”). Each Fund is a diversified series of the Trust.
Each Fund offers at least two or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees, and transfer agent fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to International High Dividend Low Volatility. Voya IM also serves as one of the multiple sub-advisers for Multi-Manager Emerging Markets Equity and
Multi-Manager International Factors. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which a Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation

24

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

designee, to make fair value determinations in good faith. In determining the fair value of each Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine a Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
The Funds’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Fund’s investments under these levels of classification is included within the Portfolio of Investments.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

25

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the

26

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of October 31, 2022, the maximum amount of loss that Multi-Manager Emerging Markets Equity would incur if the counterparty to its derivative transactions failed to perform would be $12,034 on open forward foreign currency contracts. No cash collateral was pledged by any counterparty to the Fund as of October 31, 2022.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had a liability position of $1,907 and $64, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2022, the Funds could have been required to pay those amounts in cash to their counterparties. The Funds did not post any cash collateral as of October 31, 2022.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and

27

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. During the year ended October 31, 2022, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below.
	Buy	Sell
Multi-Manager Emerging Markets Equity	$—	$760,424
Multi-Manager International Equity	—	620,484
Multi-Manager International Factors	801,823	1,536,030
Please refer to the tables within the Portfolio of Investments for Multi-Manager Emerging Markets Equity and Multi-Manager International Factors for open forward foreign currency contracts at October 31, 2022. Multi-Manager International Equity did not have open forward foreign currency contracts at October 31, 2022.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities.Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Fund’s Statement of Operations. Realized gains (losses) are reported in each Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2022, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2022, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had an average notional value on futures contracts purchased as disclosed below.
Purchased
Multi-Manager Emerging Markets Equity	$2,376,024
Multi-Manager International Factors	2,850,369
Please refer to the tables within the Portfolios of Investments for Multi-Manager Emerging Markets Equity and Multi-Manager International Factors for open futures contracts at October 31, 2022.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except for International High Dividend Low Volatility, which pay dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in

28

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
International High Dividend Low Volatility	$7,808,824	$7,391,387
Multi-Manager Emerging Markets Equity	270,616,948	233,706,172
Multi-Manager International Equity	286,363,396	357,187,810
Multi-Manager International Factors	395,804,820	407,324,837
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business

29

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments, the Investment Adviser to Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, may, from time to time, directly manage a portion of each Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
International High Dividend Low Volatility	0.50%
Multi-Manager Emerging Markets Equity(1)	Direct Investments 1.10%; Passively Managed Assets 0.70%
Multi-Manager International Equity(2)	0.85%
Multi-Manager International Factors(2)	0.65%

(1)
The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Multi-Manager Emerging Markets Equity through March 1, 2023. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
The Investment Adviser has contractually agreed to waive 0.01% of the management fee for Multi-Manager International Factors and 0.007% of the management fee for Multi-Manager International Equity. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
International High Dividend Low Volatility	Voya IM*
Multi-Manager Emerging Markets Equity	Delaware Investments Fund Advisers, Van Eck Associates Corporation and Voya IM*
Multi-Manager International Equity	Baillie Gifford Overseas Limited, Polaris Capital Management, LLC and Wellington Management Company LLP
Multi-Manager International Factors	PanAgora Asset Management, Inc. and Voya IM*
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A, Class C and Class R shares of each respective Fund has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class C	Class R
International High Dividend Low Volatility	0.25%	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2022, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
International High Dividend Low Volatility	$114	$—
Multi-Manager Emerging Markets Equity	297	—
Contingent Deferred Sales Charges:
Multi-Manager Emerging Markets Equity	$—	$7
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Multi-Manager International Equity	6.36%
	Multi-Manager International Factors	10.50
Voya Investment Management Co. LLC	International High Dividend Low Volatility	96.29

30

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated investment Company	Fund	Percentage
Voya Investment Trust Co.	Multi-Manager Emerging Markets Equity	34.81
Voya Solution 2025 Portfolio	Multi-Manager International Equity	5.60
	Multi-Manager International Factors	6.70
Voya Solution 2035 Portfolio	Multi-Manager Emerging Markets Equity	6.33
	Multi-Manager International Equity	9.71
	Multi-Manager International Factors	10.84
Voya Solution 2045 Portfolio	Multi-Manager Emerging Markets Equity	6.13
	Multi-Manager International Equity	11.29
	Multi-Manager International Factors	10.81
Voya Solution Moderately Aggressive Portfolio	Multi-Manager International Factors	5.35
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended October 31, 2022, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
International High Dividend Low Volatility	$—
Multi-Manager Emerging Markets Equity	583
Multi-Manager International Equity	—
Multi-Manager International Factors	—
For the year ended October 31, 2022, the Investment Adviser reimbursed Multi-Manager International Factors $98,000 for an incorrect trading order.
NOTE 7 — LICENSING FEE
Multi-Manager Emerging Markets Equity and Multi-Manager International Factors pay an annual licensing fee to FTSE International Limited.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class C	Class I	Class P	Class P3	Class R	Class R6	Class W
International High Dividend Low Volatility	0.90%	N/A	0.65%	N/A	N/A	N/A	0.62%	N/A
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.35%	0.15%	0.00%	1.85%	N/A	1.35%
Multi-Manager International Equity	N/A	N/A	0.97%	N/A	0.00%	N/A	N/A	N/A
Multi-Manager International Factors	N/A	N/A	0.75%	N/A	0.00%	N/A	N/A	0.75%
Pursuant to side letter agreements, through March 1, 2023, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Fund	Class A	Class C	Class I	Class R	Class W
Multi-Manager Emerging Markets Equity	1.50%	2.25%	1.15%	1.75%	1.25%
Multi-Manager International Factors(1)	N/A	N/A	0.73%	N/A	0.73%

(1)
Effective January 1, 2022, the Board approved a new non-recoupable side letter agreement.

Unless otherwise specified above, and with the exception of the non-recoupable management fee waiver for Multi-Manager Emerging Markets Equity, the Investment

31

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities. As of October 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates, are as follows:
	October 31,
	2023	2024	2025	Total
International High Dividend Low Volatility	$97,137	$110,742	$116,344	$324,223
Multi-Manager Emerging Markets Equity	197,986	278,938	402,241	879,165
Multi-Manager International Equity	180,635	212,473	188,858	581,966
Multi-Manager International Factors	158,473	230,878	65,103	454,454
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of October 31, 2022, are as follows:
	October 31,
	2023	2024	2025	Total
International High Dividend Low Volatility
Class I	$4,215	$4,316	$4,156	$12,687
Class R6	27	97	99	223
Multi-Manager Emerging Markets Equity
Class A	24,672	30,473	24,292	79,437
Class C	1,098	654	280	2,032
Class I	16,932	20,055	—	36,987
Class P	—	—	423	423
Class R	88	44	59	191
Class W	49,440	62,619	66,245	178,304
Multi-Manager International Factors
Class W	77,231	97,349	19,659	194,239
For Multi-Manager International Factors, the amounts subject to possible recoupment listed in the tables above were waived or reimbursed prior to January 1, 2022, which was the effective date of the non-recoupable side letter agreement.
The Expense Limitation Agreements are contractual through March 1, 2023 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2022:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Emerging Markets Equity(1)	26	$5,865,231	3.27%
Multi-Manager International Equity	3	11,233,000	3.46
Multi-Manager International Factors	15	3,571,600	3.49

(1)
As of October 31, 2022, Multi-Manager Emerging Markets Equity had an outstanding balance of $35,867,000.

32

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
International High Dividend Low Volatility
Class A
10/31/2022	36,637	—	21,913	(43,882)	—	14,668	364,868	—	206,138	(390,049)	—	180,957
10/31/2021	10,163	—	12,483	(3,424)	—	19,222	103,004	—	126,846	(34,686)	—	195,164
Class I
10/31/2022	84	—	22,269	(462)	—	21,891	771	—	209,791	(4,814)	—	205,748
10/31/2021	1,018	—	13,392	(2,447)	—	11,963	10,000	—	136,185	(22,908)	—	123,277
Class P3(1)
10/31/2022	—	—	9	(343)	—	(334)	—	—	88	(3,056)	—	(2,968)
10/31/2021	—	—	8	—	—	8	—	—	85	—	—	85
Class R6
10/31/2022	1,118	—	45	(436)	—	727	10,120	—	414	(4,338)	—	6,196
10/31/2021	1,602	—	33	(1,054)	—	581	15,293	—	336	(10,755)	—	4,874
Multi-Manager Emerging Markets Equity
Class A
10/31/2022	72,498	—	307,100	(291,244)	—	88,354	773,745	—	3,568,502	(3,064,350)	—	1,277,897
10/31/2021	135,167	—	60,472	(273,398)	—	(77,759)	2,075,713	—	861,733	(4,069,853)	—	(1,132,407)
Class C
10/31/2022	814	—	3,672	(18,939)	—	(14,453)	8,920	—	43,002	(247,983)	—	(196,061)
10/31/2021	1,217	—	1,249	(10,360)	—	(7,894)	18,385	—	17,747	(151,121)	—	(114,989)
Class I
10/31/2022	6,794,624	—	3,366,399	(8,637,830)	—	1,523,193	70,055,518	—	39,151,216	(76,199,155)	—	33,007,579
10/31/2021	8,415,186	—	884,533	(14,390,436)	—	(5,090,717)	126,867,305	—	12,613,440	(214,864,771)	—	(75,384,026)
Class P
10/31/2022	5,490,428	—	2,043,426	(3,858,354)	—	3,675,500	58,228,348	—	24,602,846	(36,429,209)	—	46,401,985
10/31/2021	5,370,094	—	287,471	(2,199,802)	—	3,457,763	82,039,523	—	4,176,948	(34,302,019)	—	51,914,452
Class P3
10/31/2022	1,500,104	—	151,814	(645,442)	—	1,006,476	16,322,124	—	1,858,199	(6,885,155)	—	11,295,168
10/31/2021	570,280	—	39,637	(904,736)	—	(294,819)	8,872,156	—	583,065	(14,439,286)	—	(4,984,065)
Class R
10/31/2022	1,407	—	669	(313)	—	1,763	12,952	—	7,825	(2,770)	—	18,007
10/31/2021	2,532	—	53	(773)	—	1,812	39,048	—	758	(11,916)	—	27,890
Class W
10/31/2022	964,040	—	869,983	(1,676,179)	—	157,844	9,727,787	—	10,091,798	(16,706,451)	—	3,113,134
10/31/2021	2,634,838	—	98,072	(764,498)	—	1,968,412	39,997,659	—	1,395,569	(11,374,561)	—	30,018,667
Multi-Manager International Equity
Class I
10/31/2022	9,053,830	—	9,149,644	(19,659,044)	—	(1,455,570)	87,756,140	—	102,476,010	(177,112,766)	—	13,119,384
10/31/2021	7,322,057	—	1,936,629	(18,725,600)	—	(9,466,914)	101,766,361	—	25,137,439	(253,520,020)	—	(126,616,220)
Class P(2)
10/31/2022	—	—	67	(359)	—	(292)	—	—	770	(3,170)	—	(2,400)
10/31/2021	—	—	11	—	—	11	—	—	147	—	—	147
Class P3
10/31/2022	3,193,336	—	281,912	(1,989,984)	—	1,485,264	33,560,847	—	3,295,556	(20,493,724)	—	16,362,679
10/31/2021	1,140,241	—	91,785	(2,298,325)	—	(1,066,299)	16,146,726	—	1,221,661	(33,333,507)	—	(15,965,120)
Multi-Manager International Factors
Class I
10/31/2022	12,929,742	—	5,650,387	(16,974,161)	—	1,605,968	114,631,514	—	54,413,228	(135,677,629)	—	33,367,113
10/31/2021	7,514,164	—	1,231,002	(17,965,910)	—	(9,220,744)	80,913,427	—	12,383,878	(190,364,498)	—	(97,067,193)
Class P(2)
10/31/2022	—	—	54	(397)	—	(343)	—	—	532	(3,219)	—	(2,687)
10/31/2021	—	—	9	—	—	9	—	—	94	—	—	94
Class P3
10/31/2022	3,574,375	—	249,266	(2,348,682)	—	1,474,959	33,646,936	—	2,477,704	(22,028,863)	—	14,095,777
10/31/2021	1,577,753	—	65,549	(2,440,144)	—	(796,842)	17,486,975	—	673,192	(27,355,041)	—	(9,194,874)
Class W
10/31/2022	515,712	—	933,185	(2,144,950)	—	(696,053)	4,384,807	—	8,986,569	(19,123,101)	—	(5,751,725)
10/31/2021	3,436,208	—	96,388	(1,052,081)	—	2,480,515	36,973,845	—	969,663	(11,400,507)	—	26,543,001

(1)
Class P3 of Voya International High Dividend Low Volatility Fund was fully redeemed on September 9, 2022.

(2)
Class P of Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factor Fund was fully redeemed on September 9, 2022.

33

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2022:
Multi-Manager Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$492,712	$(492,712)	$—
J.P. Morgan Securities LLC	687,657	(687,657)	—
Morgan Stanley & Co. LLC	303,301	(303,301)	—
State Street Bank and Trust Company	627,966	(627,966)	—
UBS AG	1,284,087	(1,284,087)	—
UBS Securities LLC	298,806	(298,806)	—
Total	$3,694,529	$(3,694,529)	$—

(1)
Cash collateral with a fair value of $3,813,338 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Factors
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$189,182	$(189,182)	$—
Goldman Sachs International	1,612,253	(1,612,253)	—
JP Morgan Securities LLC	513,744	(513,744)	—
JP Morgan Securities PLC	2,048,785	(2,048,785)	—
Merrill Lynch International	1,285,442	(1,285,442)	—
State Street Bank and Trust Company	116,832	(116,832)	—
Total	$5,766,238	$(5,766,238)	$—

(1)
Cash collateral with a fair value of $6,065,665 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), capital loss carryforwards and wash sale deferrals.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

34

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
International High Dividend Low Volatility	$416,431	$—	$263,452	$—
Multi-Manager Emerging Markets Equity	25,785,148	53,706,086	5,869,931	13,820,349
Multi-Manager International Equity	51,140,911	54,692,799	5,912,603	20,459,284
Multi-Manager International Factors	32,342,195	33,535,838	14,026,827	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2022 were:
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/(Loss)
			Amount	Character	Expiration
International High Dividend Low Volatility	$100,745	$(1,053,527)	$(439,619)	Short-term	None	$(17,480)	$(1,972,416)
			(562,535)	Long-term	None
			$(1,002,154)
Multi-Manager Emerging Markets Equity	11,783,232	(120,422,736)	(15,445,407)	Short-term	None	(946,422)	(134,763,946)
			(9,732,613)	Long-term	None
			$(25,178,020)
Multi-Manager International Equity	3,595,195	(65,821,312)	(11,114,393)	Short-term	None	(659,129)	(73,999,639)
Multi-Manager International Factors	11,494,537	(54,241,745)	(34,650,930)	Short-term	None	(533,594)	(80,318,996)
			(2,387,264)	Long-term	None
			$(37,038,194)
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2022, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage

35

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 14 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2022, the following Funds paid dividends and distributions per share of:
	Net Investment Income	Payable Date	Record Date
Multi-Manager Emerging Markets Equity
Class A	$0.3603	December 16, 2022	December 14, 2022
Class C	$0.3559	December 16, 2022	December 14, 2022
Class I	$0.3625	December 16, 2022	December 14, 2022
Class P	$0.3625	December 16, 2022	December 14, 2022
Class P3	$0.3708	December 16, 2022	December 14, 2022
Class R	$0.3590	December 16, 2022	December 14, 2022
Class W	$0.3617	December 16, 2022	December 14, 2022
Multi-Manager International Equity
Class I	$0.1028	December 16, 2022	December 14, 2022
Class P3	$0.1092	December 16, 2022	December 14, 2022
Multi-Manager International Factors
Class I	$0.2905	December 16, 2022	December 14, 2022
Class P3	$0.2947	December 16, 2022	December 14, 2022
Class W	$0.2905	December 16, 2022	December 14, 2022
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.
36

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.5%
	Australia: 8.7%
21,537	Aurizon Holdings Ltd.	$49,909	0.5
6,322	Australia & New Zealand Banking Group Ltd.	103,578	1.1
6,150	Brambles Ltd.	46,044	0.5
4,908	Coles Group Ltd.	51,317	0.6
19,135	GPT Group	52,881	0.6
8,809	Insurance Australia Group Ltd.	27,651	0.3
25,350	Medibank Pvt Ltd.	45,647	0.5
1,636	Rio Tinto Ltd.	92,843	1.0
6,608	Suncorp Group Ltd.	48,338	0.5
3,205	Transurban Group - Stapled Security	27,188	0.3
1,277	Washington H Soul Pattinson & Co. Ltd.	22,853	0.3
864	Wesfarmers Ltd.	25,072	0.3
5,129	Westpac Banking Corp.	79,197	0.9
4,954	Woodside Energy Group Ltd.	114,529	1.3
		787,047	8.7
	Belgium: 1.4%
1,169	Ageas SA/NV	40,469	0.4
206	Elia Group SA/NV	26,045	0.3
440	Groupe Bruxelles Lambert NV	32,440	0.4
2,771	Proximus SADP	29,050	0.3
		128,004	1.4
	China: 0.7%
20,500	BOC Hong Kong Holdings Ltd.	63,700	0.7

	Denmark: 2.9%
34	AP Moller - Maersk A/S - Class B	71,032	0.8
305	Chr Hansen Holding A/S	16,940	0.2
4,463	Danske Bank A/S	71,993	0.8
979	Novozymes A/S	51,388	0.5
2,618	Tryg A/S	56,625	0.6
		267,978	2.9
	Finland: 2.1%
844	Elisa OYJ	40,788	0.4
971	Kone Oyj	39,758	0.4
748	Orion Oyj	34,422	0.4
1,766	Sampo OYJ	80,755	0.9
		195,723	2.1
	France: 5.8%
432	Air Liquide SA	56,511	0.6
737	BNP Paribas	34,561	0.4
1,990	Bouygues SA	56,777	0.6
749	Bureau Veritas SA	18,530	0.2
541	Carrefour S.A.	8,708	0.1
2,671	Cie Generale des Etablissements Michelin SCA	68,068	0.7
150	Ipsen SA	15,415	0.2
7,753	Orange SA	73,870	0.8
1,895	Sanofi	163,080	1.8
605	TotalEnergies SE	33,005	0.4
		528,525	5.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany: 6.7%
1,161	Bayerische Motoren Werke AG	$91,129	1.0
301	Deutsche Boerse AG	48,948	0.5
2,252	Deutsche Post AG	79,608	0.9
4,455	Deutsche Telekom AG	84,090	0.9
1,214	E.ON AG	10,166	0.1
2,403	Evonik Industries AG	44,267	0.5
482	GEA Group AG	16,848	0.2
286	Hannover Rueck SE	46,539	0.5
1,363	Mercedes-Benz Group AG	78,893	0.9
180	Muenchener Rueckversicherungs- Gesellschaft AG	47,516	0.5
422	Symrise AG	43,075	0.5
10,518	Telefonica Deutschland Holding AG	22,918	0.2
		613,997	6.7
	Hong Kong: 4.0%
3,000	CK Infrastructure Holdings Ltd.	14,252	0.2
8,500	CLP Holdings Ltd.	57,050	0.6
11,000	HK Electric Investments & HK Electric Investments Ltd. - Stapled Security	6,994	0.1
20,000	HKT Trust & HKT Ltd. - Stapled Security	22,619	0.3
9,900	Link REIT	58,515	0.6
4,500	MTR Corp.	19,801	0.2
12,000	New World Development Co. Ltd.	24,546	0.3
8,500	Power Assets Holdings Ltd.	40,643	0.5
24,000	SITC International Holdings Co. Ltd.	39,307	0.4
6,000	Sun Hung Kai Properties Ltd.	64,478	0.7
6,600	Swire Properties Ltd.	12,685	0.1
		360,890	4.0
	Ireland: 0.9%
912	CRH PLC	32,848	0.4
850	DCC PLC	47,176	0.5
		80,024	0.9
	Israel: 1.1%
8,046	Bank Leumi Le-Israel BM	76,757	0.9
1,264	ICL Group Ltd.	11,398	0.1
235	Mizrahi Tefahot Bank Ltd.	8,883	0.1
		97,038	1.1
	Italy: 4.0%
451	Atlantia S.p.A	10,061	0.1
7,941	ENI S.p.A.	104,295	1.2
6,816	Mediobanca Banca di Credito Finanziario SpA	61,750	0.7
5,568 (1)	Poste Italiane SpA	48,521	0.5
764	Recordati Industria Chimica e Farmaceutica SpA	28,704	0.3
10,741	Snam SpA	47,760	0.5

See Accompanying Notes to Financial Statements
37

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Italy (continued)
8,878	Terna - Rete Elettrica Nazionale	$58,876	0.7
		359,967	4.0
	Japan: 22.6%
2,300	Bridgestone Corp.	83,183	0.9
1,500	Dai Nippon Printing Co., Ltd.	30,046	0.3
1,200	Daiwa House Industry Co., Ltd.	24,177	0.3
20,400	ENEOS Holdings, Inc.	67,293	0.7
2,600	Idemitsu Kosan Co., Ltd.	56,889	0.6
8,200	Japan Post Bank Co. Ltd.	54,638	0.6
6,000	Japan Post Holdings Co. Ltd.	40,347	0.5
4,900	Japan Tobacco, Inc.	82,062	0.9
1,500	McDonald’s Holdings Co. Japan Ltd.	52,076	0.6
2,200	Mitsubishi Chemical Holdings Corp.	9,938	0.1
11,400	Mitsubishi HC Capital, Inc.	48,918	0.5
25,400	Mitsubishi UFJ Financial Group, Inc.	119,986	1.3
1,900	Mitsui OSK Lines Ltd.	37,611	0.4
8,300	Mizuho Financial Group, Inc.	89,768	1.0
2,600	MS&AD Insurance Group Holdings, Inc.	68,851	0.8
1,000	Nintendo Co., Ltd.	40,599	0.5
3,500	Nippon Steel Corp.	48,015	0.5
1,300	Nippon Telegraph & Telephone Corp.	35,855	0.4
2,400	Nippon Yusen KK	43,475	0.5
300	Nitto Denko Corp.	15,806	0.2
900	Nomura Real Estate Holdings, Inc.	20,343	0.2
7,200	Obayashi Corp.	46,214	0.5
2,400	Ono Pharmaceutical Co., Ltd.	56,481	0.6
1,300	Otsuka Holdings Co. Ltd.	41,671	0.5
1,000	Secom Co., Ltd.	56,970	0.6
3,500	Sekisui House Ltd.	58,110	0.6
9,200	SoftBank Corp.	90,752	1.0
1,600	Sompo Holdings, Inc.	66,708	0.7
2,100	Subaru Corp.	32,825	0.4
4,300	Sumitomo Chemical Co., Ltd.	14,479	0.2
5,100	Sumitomo Corp.	64,840	0.7
3,600	Sumitomo Mitsui Financial Group, Inc.	101,094	1.1
2,300	Sumitomo Mitsui Trust Holdings, Inc.	66,169	0.7
4,100	Takeda Pharmaceutical Co., Ltd.	108,277	1.2
2,400	Tokio Marine Holdings, Inc.	43,452	0.5
4,200	Tosoh Corp.	45,694	0.5
1,100	Trend Micro, Inc.	55,466	0.6
2,500	Yamato Holdings Co., Ltd.	37,023	0.4
		2,056,101	22.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands: 3.9%
3,215	Koninklijke Ahold Delhaize NV	$89,661	1.0
20,979	Koninklijke KPN NV	58,681	0.6
1,546	NN Group NV	65,461	0.7
1,561	OCI NV	59,705	0.7
904	Shell PLC	25,042	0.3
547	Wolters Kluwer NV	58,124	0.6
		356,674	3.9
	New Zealand: 0.2%
5,898	Spark New Zealand Ltd.	17,557	0.2

	Norway: 1.2%
1,223	Aker BP ASA	38,850	0.4
5,481	Telenor ASA	49,811	0.5
528	Yara International ASA	23,565	0.3
		112,226	1.2
	Portugal: 1.1%
5,710	Galp Energia SGPS SA	57,974	0.6
1,941	Jeronimo Martins SGPS SA	40,165	0.5
		98,139	1.1
	Spain: 2.6%
1,779	ACS Actividades de Construccion y Servicios SA	45,651	0.5
2,992	Enagas	48,572	0.5
1,415	Iberdrola S.A. - IBEE	14,390	0.2
3,604	Red Electrica Corp. SA	58,297	0.7
4,851	Repsol SA	65,995	0.7
		232,905	2.6
	Switzerland: 9.2%
279	Baloise Holding AG	38,118	0.4
19,883	Glencore PLC	113,991	1.3
1,488	Holcim AG	67,603	0.7
267	Nestle SA	29,065	0.3
3,668	Novartis AG	296,707	3.3
150	Roche Holding AG-GENUSSCHEIN	49,770	0.6
385	Swiss Prime Site AG	31,067	0.3
144	Swisscom AG	71,106	0.8
329	Zurich Insurance Group AG	140,211	1.5
		837,638	9.2
	United Kingdom: 18.4%
14,540	Aviva PLC	69,743	0.8
10,319	BAE Systems PLC	96,520	1.1
37,580	BP PLC	207,916	2.3
4,345	British American Tobacco PLC	171,599	1.9
8,068	GSK PLC	132,163	1.4
1,338	Hikma Pharmaceuticals PLC	19,207	0.2
36,301	HSBC Holdings PLC	186,299	2.0
3,811	Imperial Brands PLC	92,833	1.0
23,132	Legal & General Group PLC	61,884	0.7
9,347	National Grid PLC	101,837	1.1
12,776	NatWest Group PLC	34,410	0.4
8,310	Phoenix Group Holdings PLC	51,721	0.6
1,174	Reckitt Benckiser Group PLC	77,911	0.9

See Accompanying Notes to Financial Statements
38

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
1,663	Relx PLC (GBP Exchange)	$44,669	0.5
1,747	Severn Trent PLC	50,139	0.5
25,691	Tesco PLC	63,454	0.7
7,714	The Sage Group PLC	64,294	0.7
915	Unilever PLC	41,763	0.5
1,014	Unilever PLC - ULVRL	46,091	0.5
5,310	United Utilities Group PLC	57,222	0.6
		1,671,675	18.4
	Total Common Stock (Cost $9,846,184)	8,865,808	97.5

EXCHANGE-TRADED FUNDS: 1.2%
2,504	iShares MSCI EAFE Value Index ETF	103,390	1.2
	Total Exchange-Traded Funds (Cost $103,299)	103,390	1.2

PREFERRED STOCK: 0.5%
	Germany: 0.5%
765	Henkel AG & Co. KGaA	48,194	0.5
	Total Preferred Stock (Cost $68,532)	48,194	0.5
	Total Long-Term Investments (Cost $10,018,015)	9,017,392	99.2
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
22,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 3.090% (Cost $22,000)	22,000	0.2
	Total Short-Term Investments (Cost $22,000)	22,000	0.2
	Total Investments in Securities (Cost $10,040,015)	$9,039,392	99.4
	Assets in Excess of Other Liabilities	52,632	0.6
	Net Assets	$9,092,024	100.0

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Rate shown is the 7-day yield as of October 31, 2022.

Sector Diversification	Percentage of Net Assets
Financials	26.1%
Industrials	11.9
Health Care	10.4
Consumer Staples	9.2
Energy	8.8
Materials	8.2
Communication Services	7.0
Utilities	6.5
Consumer Discretionary	5.4
Real Estate	3.2
Information Technology	1.3
Exchange-Traded Funds	1.2
Short-Term Investments	0.2
Assets in Excess of Other Liabilities	0.6
Net Assets	100.0%
Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements
39

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$787,047	$—	$787,047
Belgium	—	128,004	—	128,004
China	—	63,700	—	63,700
Denmark	—	267,978	—	267,978
Finland	—	195,723	—	195,723
France	—	528,525	—	528,525
Germany	—	613,997	—	613,997
Hong Kong	—	360,890	—	360,890
Ireland	—	80,024	—	80,024
Israel	—	97,038	—	97,038
Italy	—	359,967	—	359,967
Japan	—	2,056,101	—	2,056,101
Netherlands	—	356,674	—	356,674
New Zealand	—	17,557	—	17,557
Norway	—	112,226	—	112,226
Portugal	—	98,139	—	98,139
Spain	—	232,905	—	232,905
Switzerland	—	837,638	—	837,638
United Kingdom	—	1,671,675	—	1,671,675
Total Common Stock	—	8,865,808	—	8,865,808
Exchange-Traded Funds	103,390	—	—	103,390
Preferred Stock	—	48,194	—	48,194
Short-Term Investments	22,000	—	—	22,000
Total Investments, at fair value	$125,390	$8,914,002	$—	$9,039,392

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $10,094,769.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$274,106
Gross Unrealized Depreciation	(1,327,633)
Net Unrealized Depreciation	$(1,053,527)
See Accompanying Notes to Financial Statements
40

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.0%
	Argentina: 1.1%
50,102	Arcos Dorados Holdings, Inc.	$377,769	0.1
32,250 (1)	Cresud SACIF y A ADR	172,537	0.1
34,992 (1)	IRSA Inversiones y Representaciones SA ADR	149,416	0.0
3,335 (1)	MercadoLibre, Inc.	3,006,903	0.9
		3,706,625	1.1
	Australia: 0.2%
13,346 (2)	BHP Group Ltd. ADR	638,206	0.2

	Brazil: 9.4%
86,926	Ambev SA	269,419	0.1
361,033	Americanas SA	1,084,742	0.3
54,817	Atacadao Distribuicao Comercio e Industria Ltd.	206,724	0.1
241,860	B3 SA - Brasil Bolsa Balcao	702,333	0.2
565,100	Banco Bradesco SA ADR	2,141,729	0.6
87,810 (2)	Banco Santander Brasil S.A. ADR	500,517	0.2
113,494	BB Seguridade Participacoes SA	651,676	0.2
223,639 (1)(2)	BRF SA ADR	536,734	0.2
22,138	Cia de Saneamento Basico do Estado de Sao Paulo	257,830	0.1
505,700 (1)	Clear Sale SA	601,103	0.2
78,531	EDP - Energias do Brasil S.A.	350,733	0.1
50,667	Energisa SA - Unit	476,508	0.2
71,358	Equatorial Energia SA	414,707	0.1
219,000	Fleury SA	786,458	0.2
10,349 (2)	Getnet Adquirencia e Servicos para Meios de Pagamento SA ADR	18,939	0.0
238,700 (1)	Infracommerce CXAAS SA	268,945	0.1
415,056	Itau Unibanco Holding SA ADR	2,415,626	0.7
133,553	JBS SA	645,595	0.2
1,280,400	JSL SA	1,886,331	0.6
67,531	Klabin SA - Unit	283,041	0.1
489,400 (1)(3)	Locaweb Servicos de Internet SA	1,031,762	0.3
545,000	Movida Participacoes SA	1,433,850	0.4
113,369	Petroleo Brasileiro SA ADR	1,453,391	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Brazil (continued)
49,933	Petroleo Brasileiro SA	$321,222	0.1
161,300 (3)	Rede D’Or Sao Luiz SA	1,005,490	0.3
57,232	Rumo SA	246,079	0.1
92,578	Telefonica Brasil SA-VIV ADR	739,698	0.2
49,458	Telefonica Brasil SA-VIVT3	396,679	0.1
358,446	TIM SA/Brazil	917,366	0.3
41,945	Transmissora Alianca de Energia Eletrica SA	326,108	0.1
131,786	Ultrapar Participacoes SA	343,401	0.1
184,059	Vale SA ADR	2,381,723	0.7
151,864	Vale SA	1,970,366	0.6
1,096,000	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	3,413,927	1.0
55,804 (1)	Vasta Platform Ltd.	305,806	0.1
82,212	Vibra Energia SA	291,096	0.1
298,100 (1)	Westwing Comercio Varejista Ltd.a	65,212	0.0
6,948 (1)	XP, Inc.	127,357	0.0
		31,270,223	9.4
	Chile: 0.9%
233,249	Cencosud SA	313,965	0.1
2,840,487	Cia Sud Americana de Vapores SA	197,194	0.0
51,334	Empresas COPEC SA	353,761	0.1
93,425	Quinenco SA	248,440	0.1
20,634	Sociedad Quimica y Minera de Chile SA ADR	1,932,993	0.6
		3,046,353	0.9
	China: 19.5%
533,900 (1)	Alibaba Group Holding Ltd.	4,151,023	1.2
942,750 (3)	A-Living Smart City Services Co. Ltd - H Shares	534,971	0.2
62,000	Anhui Conch Cement Co., Ltd. - H Shares	159,584	0.0
274,000	Anhui Expressway Co. - H Shares	175,121	0.1
87,800	Anta Sports Products Ltd.	771,904	0.2
19,286 (1)	Baidu, Inc. ADR	1,476,729	0.4
4,033 (1)(2)	BeiGene Ltd. ADR	681,134	0.2
105,500	Beijing Enterprises Holdings Ltd.	267,643	0.1
3,065,000 (3)	CGN Power Co. Ltd. - H Shares	620,870	0.2

See Accompanying Notes to Financial Statements
41

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
316,000	China Coal Energy Co. - H Shares	$232,388	0.1
456,000	China Communications Services Corp., Ltd. - H Shares	127,240	0.0
110,000 (1)	China Conch Environment Protection Holdings Ltd.	32,433	0.0
314,000	China Construction Bank - H Shares	166,636	0.1
2,627,000	China Education Group Holdings Ltd.	1,538,028	0.5
271,000	China Life Insurance Co., Ltd. - H Shares	295,514	0.1
172,236	China Merchants Port Holdings Co. Ltd.	201,929	0.1
217,500	China Overseas Land & Investment Ltd.	415,625	0.1
2,819,650	China Petroleum & Chemical Corp. - H Shares	1,117,502	0.3
846,000	China Railway Group Ltd. - H Shares	367,854	0.1
36,000	China Resources Beer Holdings Co Ltd.	169,868	0.1
51,700	China Resources Gas Group Ltd.	132,412	0.0
64,000	China Resources Land Ltd.	200,242	0.1
149,000	China Shenhua Energy Co., Ltd. - H Shares	391,402	0.1
166,100	COSCO Shipping Holdings Co., Ltd. - H Shares	179,001	0.1
272,800	CSPC Pharmaceutical Group Ltd.	280,210	0.1
23,000 (1)	DiDi Global, Inc. ADR	44,850	0.0
39,200	ENN Energy Holdings Ltd.	389,728	0.1
1,056,000	Fu Shou Yuan International Group Ltd.	527,559	0.2
76,000	Ganfeng Lithium Co. Ltd. - A Shares	822,832	0.2
139,600 (1)	GDS Holdings Ltd.	155,815	0.0
126,000	GoerTek, Inc. - A Shares	374,042	0.1
230,000	Guangzhou Automobile Group Co. Ltd. - H Shares	140,162	0.0
110,600	Haier Smart Home Co. Ltd. - H Shares	276,830	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
224,500	Hengan International Group Co., Ltd.	$870,443	0.3
226,960 (1)	Inner Mongolia ERDOS Resources Co., Ltd.	396,373	0.1
570,700 (1)	Inner Mongolia Yitai Coal Co. - A Shares	807,543	0.2
25,068 (1)	iQIYI, Inc. ADR	50,637	0.0
83,024	JD.com, Inc. ADR	3,095,965	0.9
31,532	JD.com, Inc. - Class A	574,214	0.2
286,000	Jiangsu Expressway Co. Ltd. - H Shares	201,728	0.1
500,000 (3)	Jinxin Fertility Group Ltd.	246,473	0.1
66,000	Kingboard Holdings Ltd.	162,932	0.0
1,552,000	Kunlun Energy Co. Ltd.	927,584	0.3
21,400	Kweichow Moutai Co. Ltd. - A Shares (Shanghai)	3,966,576	1.2
11,100 (1)(3)	Meituan Class B	177,717	0.1
83,850	NetEase, Inc.	930,337	0.3
952,000	Peoples Insurance Co. Group of China Ltd. - H Shares	263,095	0.1
4,444,000	PetroChina Co., Ltd. - H Shares	1,699,951	0.5
177,900 (3)	Pharmaron Beijing Co. Ltd. - H Shares	599,846	0.2
462,000	PICC Property & Casualty Co., Ltd. - H Shares	426,108	0.1
864,871	Ping An Bank Co. Ltd. - A Shares	1,227,722	0.4
165,000	Ping An Insurance Group Co. of China Ltd. - H Shares	660,559	0.2
63,410	Prosus NV	2,741,955	0.8
84,000	Shaanxi Coal Industry Co. Ltd. - A Shares	228,306	0.1
119,199	Shandong Head Co. Ltd. - A Shares	391,381	0.1
306,975	Shanghai Baosight Software Co. Ltd. - A Shares	1,787,422	0.5
100,990	Shanghai Baosight Software Co. Ltd. - B Shares	304,605	0.1
173,000	Shanghai Industrial Holdings Ltd.	168,817	0.1
224,000	Shenzhen Expressway Co. Ltd. - H Shares	160,808	0.0

See Accompanying Notes to Financial Statements
42

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
122,926	Shenzhen Inovance Technology Co. Ltd. - A Shares	$1,126,231	0.3
45,000	Shenzhou International Group Holdings Ltd.	312,435	0.1
904,000	Shougang Fushan Resources Group Ltd.	244,890	0.1
43,595 (1)	Sohu.com Ltd. ADR	617,305	0.2
93,927	Sungrow Power Supply Co. Ltd. - A Shares	1,687,543	0.5
235,000	Tencent Holdings Ltd.	6,175,047	1.9
476,000	Tingyi Cayman Islands Holding Corp.	744,035	0.2
542,000 (3)	Topsports International Holdings Ltd. - H Shares	273,297	0.1
27,211 (1)	Trip.com Group Ltd. ADR	615,785	0.2
256,000	Tsingtao Brewery Co., Ltd. - H Shares	1,792,281	0.5
1,073,600	Uni-President China Holdings Ltd.	792,875	0.2
24,072 (1)	Weibo Corp. ADR	272,495	0.1
8,520 (1)	Weibo Corp.	97,928	0.0
229,600	Wuliangye Yibin Co. Ltd. - A Shares	4,208,274	1.3
235,500 (1)(3)	Wuxi Biologics Cayman, Inc.	1,059,666	0.3
63,620	Wuxi Shangji Automation Co. Ltd. - A Shares	1,069,387	0.3
70,000	Yankuang Energy Group Co. Ltd. - H Shares	196,806	0.1
79,927	Yifeng Pharmacy Chain Co. Ltd. - A Shares	615,152	0.2
35,550	Yum China Holdings, Inc. - HKD	1,439,022	0.4
127,500 (1)	Zai Lab Ltd.	293,091	0.1
63,600	Zhejiang Huayou Cobalt Co. Ltd. - A Shares	475,629	0.1
30,000	Zhejiang Supcon Technology Co. Ltd. - A Shares	397,483	0.1
8,950	ZTO Express Cayman, Inc.	152,277	0.0
		65,147,112	19.5
	Czech Republic: 0.1%
8,378	CEZ AS	273,990	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Egypt: 0.5%
3,203,268 (1)	Cleopatra Hospital	$514,679	0.2
625,778	Commercial International Bank Egypt SAE	838,834	0.2
171,626 (1)	Egypt Kuwait Holding Co SAE	198,587	0.1
		1,552,100	0.5
	Georgia: 0.7%
92,572	Bank of Georgia Group PLC	2,255,938	0.7

	Germany: 0.3%
32,900 (1)(3)	Delivery Hero SE	1,082,703	0.3

	Greece: 0.4%
32,943	Hellenic Telecommunications Organization SA	517,355	0.1
25,736	Jumbo SA	365,544	0.1
17,300	Motor Oil Hellas Corinth Refineries SA	297,335	0.1
16,708	OPAP S.A.	204,726	0.1
		1,384,960	0.4
	Hungary: 0.5%
193,013	MOL Hungarian Oil & Gas PLC	1,158,868	0.3
28,900	OTP Bank Nyrt	630,478	0.2
		1,789,346	0.5
	India: 16.5%
9,278	ACC Ltd.	268,255	0.1
49,856	Ambuja Cements Ltd.	321,267	0.1
8,474	Asian Paints Ltd.	318,987	0.1
5,199	Bajaj Auto Ltd.	230,850	0.1
246,863	Bharat Electronics Ltd.	318,582	0.1
87,666	Bharat Petroleum Corp. Ltd.	321,846	0.1
5,313	Britannia Industries Ltd.	241,918	0.1
87,000	Cholamandalam Investment and Finance Co. Ltd.	746,248	0.2
29,831	Cipla Ltd.	420,884	0.1
311,273	Coal India Ltd.	924,035	0.3
25,089	Coromandel International Ltd.	291,662	0.1
16,823	Cummins India Ltd.	273,930	0.1
162,561 (1)	Delhivery Ltd.	675,690	0.2
4,095	Dr Reddys Laboratories Ltd.	220,421	0.1
8,151	Eicher Motors Ltd.	379,783	0.1
104,022	Exide Industries Ltd.	208,413	0.1

See Accompanying Notes to Financial Statements
43

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
410,306	GAIL India Ltd.	$452,284	0.1
16,056	Grasim Industries Ltd.	334,684	0.1
158,849	HCL Technologies Ltd.	1,999,692	0.6
227,210	HDFC Bank Ltd.	4,123,511	1.2
34,700	HDFC Bank Ltd. ADR	2,162,157	0.7
11,488	Hero Motocorp Ltd.	371,847	0.1
87,610	Hindalco Industries Ltd.	429,208	0.1
9,538	Hindustan Aeronautics Ltd.	291,229	0.1
123,690	Hindustan Petroleum Corp. Ltd.	319,839	0.1
5,840	Hindustan Unilever Ltd.	180,185	0.0
605,240	Indian Oil Corp. Ltd.	499,167	0.1
168,316	Infosys Ltd.	3,137,086	0.9
90,684	ITC Ltd.	382,354	0.1
54,733	JSW Steel Ltd.	445,946	0.1
15,356	Larsen & Toubro Ltd.	375,963	0.1
34,774	Mahindra & Mahindra Ltd.	567,548	0.2
30,787	Marico Ltd.	195,318	0.1
4,033	Maruti Suzuki India Ltd.	464,966	0.1
1,032	Nestle India Ltd.	254,130	0.1
186,371 (1)	NMDC Ltd.	83,417	0.0
186,371	NMDC Ltd. INR1	224,521	0.1
382,131	NTPC Ltd.	799,924	0.2
71,000	Oberoi Realty Ltd.	794,659	0.2
356,004	Oil & Natural Gas Corp., Ltd.	575,082	0.2
542	Page Industries Ltd.	326,062	0.1
5,681	Persistent Systems Ltd.	253,491	0.1
156,360	Petronet LNG Ltd.	388,429	0.1
70,465	Phoenix Mills Ltd.	1,215,965	0.4
7,689	Pidilite Industries Ltd.	240,448	0.1
225,389	Power Grid Corp. of India Ltd.	621,865	0.2
607,367	Reliance Industries Ltd.	18,741,390	5.6
84,000 (1)	ReNew Energy Global PLC	488,040	0.1
5,555	Schaeffler India Ltd.	184,968	0.1
6,045	Siemens, Ltd.	213,869	0.1
7,810	SRF Ltd.	241,715	0.1
28,725	Sun Pharmaceutical Industries Ltd.	352,937	0.1
65,026	Tata Consultancy Services Ltd.	2,509,488	0.7
90,583	Tata Consumer Products Ltd.	843,529	0.2
3,307	Tata Elxsi Ltd.	279,528	0.1
75,375	Tata Power Co. Ltd.	206,063	0.1
546,953	Tata Steel Ltd.	670,845	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
38,247	Tech Mahindra Ltd.	$491,891	0.1
7,148	Tube Investments of India Ltd.	236,843	0.1
2,810	Ultratech Cement Ltd.	228,280	0.1
26,353	UPL Ltd.	232,648	0.1
132,551	Vedanta Ltd.	449,158	0.1
46,277	Zee Entertainment Enterprises Ltd.	147,014	0.0
		55,191,954	16.5
	Indonesia: 3.0%
1,330,400	Adaro Energy Indonesia Tbk PT	339,410	0.1
8,264,500	Astra International Tbk PT	3,531,674	1.1
9,750,000	Bank BTPN Syariah Tbk PT	1,844,817	0.5
3,722,300	Bank Central Asia Tbk PT	2,104,133	0.6
1,140,500	Bukit Asam Tbk PT	285,628	0.1
576,500	Indofood Sukses Makmur Tbk PT	238,535	0.1
2,031,100	Sumber Alfaria Trijaya Tbk PT	367,021	0.1
2,935,300	Telkom Indonesia Persero Tbk PT	824,382	0.2
313,700	United Tractors Tbk PT	648,900	0.2
		10,184,500	3.0
	Kazakhstan: 0.7%
33,280	Kaspi.KZ JSC GDR	2,178,018	0.7

	Kuwait: 0.5%
88,387	Humansoft Holding Co. KSC	959,420	0.3
147,528	Mobile Telecommunications Co. KSCP	285,153	0.1
75,667	National Bank of Kuwait SAKP	263,330	0.1
		1,507,903	0.5
	Malaysia: 0.9%
169,100	CIMB Group Holdings Bhd	197,530	0.1
229,800	Gamuda BHD	186,976	0.0
362,500	IOI Corp. Bhd	312,835	0.1
43,700	Kuala Lumpur Kepong Bhd	200,075	0.1
366,900	Petronas Chemicals Group Bhd	676,426	0.2
40,900	Petronas Dagangan BHD	187,545	0.0
64,100	Petronas Gas BHD	231,834	0.1
459,800	Sime Darby Bhd	218,935	0.1

See Accompanying Notes to Financial Statements
44

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Malaysia (continued)
346,400	Sime Darby Plantation Bhd	$322,505	0.1
224,100	Tenaga Nasional BHD	399,082	0.1
364,287 (1)	UEM Sunrise Bhd	15,806	0.0
		2,949,549	0.9
	Mexico: 5.8%
606,788	Alfa SA de CV	403,035	0.1
69,703	America Movil SAB de CV-AMX ADR	1,311,113	0.4
481,644	America Movil SAB de CV-AMXL	454,588	0.1
47,546	Arca Continental SAB de CV	388,422	0.1
165,124	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	962,673	0.3
231,416 (1)	Cemex SAB de CV ADR	893,266	0.3
21,314	Coca-Cola Femsa SA de CV ADR	1,338,306	0.4
80,707	Coca-Cola Femsa SAB de CV - Unit	507,632	0.1
53,998	El Puerto de Liverpool SAB de CV	275,890	0.1
26,250	Fomento Economico Mexicano SAB de CV ADR	1,880,025	0.6
53,744	Fomento Economico Mexicano SAB de CV - Unit	385,564	0.1
22,258	Gruma SAB de CV	256,866	0.1
46,199	Grupo Aeroportuario del C	368,417	0.1
35,013	Grupo Aeroportuario del Pacifico SA de CV	543,070	0.2
22,984	Grupo Aeroportuario del Sureste SA de CV	539,387	0.2
160,536	Grupo Bimbo SAB de CV	622,358	0.2
83,057	Grupo Comercial Chedraui, S.A. de C.V.	335,741	0.1
219,463	Grupo Financiero Banorte	1,786,564	0.5
134,826 (1)	Grupo Financiero Inbursa SA	247,903	0.1
124,973	Grupo Mexico SA de CV Series B	450,175	0.1
236,872	Grupo Televisa SAB ADR	1,243,578	0.4
53,882	Industrias Bachoco SAB de CV	220,064	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Mexico (continued)
121,323	Orbia Advance Corp. SAB de CV	$204,093	0.0
186,171	Prologis Property Mexico SA de CV	478,089	0.1
33,470	Promotora y Operadora de Infraestructura SAB de CV	251,772	0.1
104,100	Qualitas Controladora SAB de CV	408,508	0.1
327,000	Regional SAB de CV	2,279,246	0.7
103,964 (1)	Sitios Latinoamerica SAB de CV	30,801	0.0
90,495	Wal-Mart de Mexico SAB de CV	349,593	0.1
		19,416,739	5.8
	Peru: 0.2%
98,317	Cia de Minas Buenaventura SAA ADR	682,320	0.2

	Philippines: 1.2%
7,168,000 (1)	Bloomberry Resorts Corp.	871,562	0.2
1,566,100	DMCI Holdings, Inc.	258,161	0.1
419	Globe Telecom, Inc.	16,892	0.0
799,130	International Container Terminal Services, Inc.	2,395,527	0.7
42,180	Manila Electric Co.	219,922	0.1
14,385	PLDT, Inc.	405,656	0.1
		4,167,720	1.2
	Poland: 0.2%
127,300 (1)	InPost SA	811,489	0.2

	Qatar: 0.7%
142,601	Commercial Bank PQSC	246,490	0.1
94,021	Industries Qatar QSC	407,019	0.1
95,777	Ooredoo QPSC	256,778	0.1
103,219	Qatar Fuel QSC	540,771	0.1
185,222	Qatar Gas Transport Co. Ltd.	208,533	0.1
45,142	Qatar Islamic Bank SAQ	302,064	0.1
91,969	Qatar Navigation QSC	258,601	0.1
		2,220,256	0.7
	Romania: 0.1%
5,236,720	OMV Petrom SA	476,399	0.1

	Russia: —%
164,710 (4)	Alrosa PJSC	—	—
951,000 (3)(4)	Detsky Mir PJSC	—	—

See Accompanying Notes to Financial Statements
45

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Russia (continued)
342,800 (4)	Fix Price Group Ltd. GDR	$—	—
1,037,141 (4)	Gazprom PJSC	—	—
25,468 (4)	Lukoil PJSC	—	—
14,210 (4)	Magnit OJSC	—	—
271,070 (4)	Magnitogorsk Iron & Steel Works PJSC	—	—
1,179 (4)	MMC Norilsk Nickel OJSC	—	—
91,474 (4)	Mobile Telesystems OJSC	—	—
83,570 (4)	Novolipetsk Steel PJSC	—	—
4,078 (4)	PhosAgro PJSC	—	—
453,015 (4)	Rosneft Oil Co. PJSC	—	—
1,076,340 (1)(4)(5)	Sberbank of Russia PJSC	—	—
16,184 (4)	Severstal PAO	—	—
34,543 (4)	Tatneft PJSC	—	—
18,262 (1)(4)	VK Co. Ltd. GDR	—	—
59,681 (1)(4)	Yandex NV	—	—
		—	—
	Saudi Arabia: 0.9%
4,443	Bupa Arabia for Cooperative Insurance Co.	228,194	0.0
4,326	Dr Sulaiman Al Habib Medical Services Group Co.	260,957	0.1
30,907	Etihad Etisalat Co.	300,898	0.1
6,088	Jarir Marketing Co.	265,550	0.1
5,094	Mouwasat Medical Services Co.	296,538	0.1
12,290	SABIC Agri-Nutrients Co.	519,276	0.1
54,131	Sahara International Petrochemical Co.	582,768	0.2
25,155 (3)	Saudi Arabian Oil Co.	233,451	0.1
8,930	Saudi Basic Industries Corp.	209,681	0.0
32,846	Saudi Electricity Co.	235,850	0.1
		3,133,163	0.9
	Singapore: 0.4%
749,200 (1)	Yangzijiang Financial Holding Ltd.	164,054	0.0
1,413,100	Yangzijiang Shipbuilding Holdings Ltd.	1,197,922	0.4
		1,361,976	0.4
	South Africa: 1.9%
24,927	African Rainbow Minerals Ltd.	351,010	0.1
25,724	Bid Corp. Ltd.	413,909	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Africa (continued)
48,121	Bidvest Group Ltd.	$556,638	0.2
1,939	Capitec Bank Holdings Ltd.	200,777	0.0
20,231	Clicks Group Ltd.	342,805	0.1
47,956	Exxaro Resources Ltd.	534,384	0.2
49,654	MTN Group Ltd.	350,928	0.1
32,939	MultiChoice Group	215,239	0.1
130,019	Rand Merchant Investment Holdings Ltd.	201,872	0.0
29,253	Reinet Investments SCA	470,023	0.1
48,094	Shoprite Holdings Ltd.	612,168	0.2
23,513	Standard Bank Group Ltd.	219,499	0.1
25,198	Tiger Brands Ltd.	255,193	0.1
433,110	Transaction Capital Ltd.	968,846	0.3
38,661	Vodacom Group Pty Ltd.	263,340	0.1
80,639	Woolworths Holdings Ltd./South Africa	276,527	0.1
		6,233,158	1.9
	South Korea: 11.3%
25,700 (1)	Doosan Fuel Cell Co. Ltd.	490,441	0.1
8,045	GS Holdings Corp.	259,496	0.1
3,180	Hyundai Glovis Co., Ltd.	387,602	0.1
2,389	Hyundai Mobis Co. Ltd.	366,423	0.1
6,690	KB Financial Group, Inc.	225,112	0.1
12,082	Kia Corp.	561,460	0.2
783	Korea Zinc Co., Ltd.	351,138	0.1
9,462	KT&G Corp.	635,483	0.2
6,283	LG Chem Ltd.	2,757,225	0.8
6,215	LG Corp.	345,013	0.1
33,482	LG Display Co., Ltd.	298,803	0.1
2,599	LG Electronics, Inc.	148,456	0.0
2,836	LG Innotek Co. Ltd.	588,369	0.2
139,273	LG Uplus Corp.	1,118,402	0.3
983	Lotte Confectionery Co. Ltd.	89,634	0.0
4,523	Lotte Corp.	103,365	0.0
4,316	NAVER Corp.	511,957	0.1
3,283	POSCO Holdings, Inc.	572,197	0.2
3,771	Samsung C&T Corp.	313,037	0.1
3,239	Samsung Electro-Mechanics Co. Ltd.	274,316	0.1
262,969	Samsung Electronics Co., Ltd. 005930	10,944,731	3.3

See Accompanying Notes to Financial Statements
46

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
13,829	Samsung Life Insurance Co. Ltd.	$653,528	0.2
2,995	Samsung SDS Co. Ltd.	262,389	0.1
14,448	Shinhan Financial Group Co., Ltd.	367,218	0.1
128,352	SK Hynix, Inc.	7,430,497	2.2
125,070 (1)	SK Square Co. Ltd.	3,233,810	1.0
42,415	SK Telecom Co. Ltd. ADR	829,637	0.3
82,225	SK Telecom Co., Ltd.	2,889,527	0.9
1,320	SK, Inc.	197,800	0.0
3,497	S-Oil Corp.	212,039	0.1
24,961	Woori Financial Group, Inc.	205,978	0.1
		37,625,083	11.3
	Taiwan: 13.3%
655,000	Acer, Inc.	448,178	0.1
34,794	Advantech Co. Ltd.	315,221	0.1
236,000	ASE Technology Holding Co. Ltd.	582,720	0.2
157,000	Asia Cement Corp.	181,537	0.1
208,000	Asustek Computer, Inc.	1,520,743	0.5
1,602,800	AUO Corp.	836,479	0.2
258,000	Chicony Electronics Co. Ltd.	640,079	0.2
331,000	China Airlines Ltd.	173,272	0.0
544,000	China Development Financial Holding Corp.	197,949	0.1
676,000	China Steel Corp.	562,716	0.2
151,500	Chroma ATE, Inc.	827,134	0.2
126,000	Chunghwa Telecom Co., Ltd.	434,437	0.1
377,000	Compal Electronics, Inc.	246,584	0.1
81,000	Delta Electronics, Inc.	644,502	0.2
179,000	Eva Airways Corp.	129,260	0.0
366,000	Far Eastern New Century Corp.	364,795	0.1
164,000	Far EasTone Telecommunications Co., Ltd.	359,587	0.1
1,097,000 (1)(3)	FIT Hon Teng Ltd.	128,395	0.0
169,000	Formosa Chemicals & Fibre Co.	364,276	0.1
231,000	Formosa Plastics Corp.	595,151	0.2
197,000	HON HAI Precision Industry Co., Ltd.	625,687	0.2
912,940	Innolux Corp.	334,804	0.1
3,000	Largan Precision Co. Ltd.	171,636	0.0
396,000	Lite-On Technology Corp.	784,171	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
393,000	MediaTek, Inc.	$7,163,683	2.1
158,000	Micro-Star International Co., Ltd.	535,178	0.2
314,000	Nan Ya Plastics Corp.	665,316	0.2
113,000	Nanya Technology Corp.	190,499	0.1
93,000	Novatek Microelectronics Corp., Ltd.	692,920	0.2
282,000	Pegatron Corp.	515,518	0.2
214,000	Pou Chen Corp.	180,661	0.0
173,000	Powertech Technology, Inc.	399,547	0.1
79,511	Poya International Co. Ltd.	1,010,587	0.3
99,000	Quanta Computer, Inc.	209,693	0.1
25,000	Realtek Semiconductor Corp.	197,082	0.1
204,000	Ruentex Development Co. Ltd.	250,412	0.1
39,000	Sino-American Silicon Products, Inc.	149,564	0.0
135,000	Synnex Technology International Corp.	219,795	0.1
205,916	Taiwan Cement Corp.	193,084	0.1
93,000	Taiwan Mobile Co., Ltd.	274,219	0.1
1,301,000	Taiwan Semiconductor Manufacturing Co., Ltd.	15,640,894	4.7
29,138	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,793,444	0.5
95,000	Transcend Information, Inc.	189,670	0.1
46,000	Unimicron Technology Corp.	176,749	0.0
135,000	Uni-President Enterprises Corp.	274,153	0.1
357,000	United Microelectronics Corp.	429,279	0.1
8,000	Voltronic Power Technology Corp.	324,353	0.1
189,546	Walsin Lihwa Corp.	209,670	0.1
420,000	Winbond Electronics Corp.	253,159	0.1
18,000	Wiwynn Corp.	403,231	0.1
89,000	Zhen Ding Technology Holding Ltd.	291,681	0.1
		44,303,354	13.3
	Thailand: 1.2%
83,700	Advanced Info Service PCL	420,594	0.1
456,600	Bangkok Dusit Medical Services PCL - Foreign	354,390	0.1

See Accompanying Notes to Financial Statements
47

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Thailand (continued)
677,400	Banpu PCL (Foreign)	$222,670	0.1
60,500	Bumrungrad Hospital PCL - Foreign	360,642	0.1
664,300	Digital Telecommunications Infrastructure Fund	235,629	0.1
112,600	Intouch Holdings PCL - Foreign	213,162	0.1
47,700	Kasikornbank PCL - Foreign	183,536	0.1
972,700	Land & Houses PCL - Foreign	235,069	0.1
91,500	PTT Exploration & Production PCL - Foreign	437,486	0.1
682,200	PTT PCL - Foreign	645,612	0.2
46,800	Siam Cement PCL - Foreign	398,562	0.1
126,900	Thai Oil PCL - Foreign	182,470	0.0
		3,889,822	1.2
	Turkey: 2.4%
180,319	Agesa Hayat ve Emeklilik AS	304,952	0.1
722,643	Akbank TAS	568,079	0.2
87,041	BIM Birlesik Magazalar AS	626,685	0.2
3,919 (1)	D-MARKET Elektronik Hizmetler ve Ticaret AS ADR	2,939	0.0
267,066	Enka Insaat ve Sanayi AS	269,002	0.1
150,918	Eregli Demir ve Celik Fabrikalari TAS	240,510	0.1
231,853	KOC Holding AS	691,643	0.2
615,930 (1)(3)	MLP Saglik Hizmetleri AS	2,155,983	0.6
281,559 (1)	Petkim Petrokimya Holding	201,416	0.0
806,810 (1)	Sok Marketler Ticaret AS	1,024,944	0.3
113,000	Tofas Turk Otomobil Fabrikasi AS	596,230	0.2
596,366	Turkcell Iletisim Hizmet AS	823,126	0.2
88,271	Turkcell Iletisim Hizmet AS ADR	306,300	0.1
16,069 (1)	Turkiye Petrol Rafinerileri AS	325,524	0.1
		8,137,333	2.4
	United Arab Emirates: 0.5%
167,828	Abu Dhabi National Oil Co. for Distribution PJSC	206,257	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Arab Emirates (continued)
558,023	Air Arabia PJSC	$309,934	0.1
218,421	Aldar Properties PJSC	256,922	0.1
209,036 (1)	Emaar Development PJSC	243,430	0.1
154,690	Emaar Properties PJSC	255,355	0.1
57,252	Emirates Telecommunications Group Co. PJSC	402,371	0.1
		1,674,269	0.5
	United Kingdom: 1.0%
58,372 (1)	Georgia Capital PLC	418,382	0.1
894,000 (1)	Helios Towers PLC	1,284,497	0.4
30,265 (2)	Rio Tinto PLC ADR	1,614,638	0.5
		3,317,517	1.0
	United States: 0.7%
20,081	Intel Corp.	570,903	0.2
33,182	Micron Technology, Inc.	1,795,146	0.5
		2,366,049	0.7
	Total Common Stock (Cost $420,874,221)	323,976,127	97.0
PREFERRED STOCK: 2.6%
	Brazil: 1.8%
111,805	Bradespar SA	518,604	0.2
210,916	Cia Energetica de Minas Gerais	463,848	0.1
420,266	Cia Paranaense de Energia	602,879	0.2
226,519	Gerdau SA	1,130,073	0.3
40,083	Itau Unibanco Holding S.A.	235,431	0.1
534,969	Itausa SA	1,111,261	0.3
200,950	Metalurgica Gerdau SA	437,262	0.1
92,170	Petroleo Brasileiro SA	531,733	0.2
1,092,000	Raizen SA	906,917	0.3
		5,938,008	1.8
	Russia: —%
863,754 (4)	Surgutneftegas	—	—
217 (4)	Transneft PJSC	—	—
378 (1)(4)	Transneft PJSC ADR	—	—
		—	—
	South Korea: 0.8%
67,830	Samsung Electronics Co., Ltd.	2,534,937	0.8
	Total Preferred Stock (Cost $12,558,628)	8,472,945	2.6
RIGHTS: 0.0%
	Brazil: 0.0%
52,256 (1)	Fleury SA	13,151	0.0

See Accompanying Notes to Financial Statements
48

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
RIGHTS: (continued)
	Romania: 0.0%
565,076 (1)	OMV Petrom SA	$4,131	0.0
	Total Rights (Cost $11,190)	17,282	0.0

WARRANTS: 0.0%
	Argentina: 0.0%
38,283 (1)	IRSA Inversiones y Representaciones SA	7,561	0.0
	Total Warrants (Cost $—)	7,561	0.0
	Total Long-Term Investments (Cost $433,444,039)	332,473,915	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreements: 1.1%
1,000,000 (6)	Bank of America Inc., Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $1,000,084, collateralized by various U.S. Government Agency Obligations, 0.010%-5.500%, Market Value plus accrued interest $1,020,000, due 02/25/32-01/01/61)	1,000,000	0.3
813,338 (6)	Daiwa Capital Markets, Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $813,406, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.625%, Market Value plus accrued interest $829,605, due 11/01/ 22-11/01/52)	813,338	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (6)	Deutsche Bank Securities Inc., Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $1,000,084, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $1,020,000, due 12/31/22-11/15/43)	$1,000,000	0.3
1,000,000 (6)	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $1,000,084, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.500%-5.000%, Market Value plus accrued interest $1,020,000, due 02/28/26-10/20/52)	1,000,000	0.3
	Total Repurchase Agreements
	Total Short-Term Investments (Cost $3,813,338)	3,813,338	1.1
	Total Investments in Securities (Cost $437,257,377)	$336,287,253	100.7
	Liabilities in Excess of Other Assets	(2,216,933)	(0.7)
	Net Assets	$(334,070,320)	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

See Accompanying Notes to Financial Statements
49

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022 (continued)

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of October 31, 2022, the Fund held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Sector Diversification	Percentage of Net Assets
Information Technology	23.9%
Financials	12.0
Energy	11.2
Consumer Discretionary	10.6
Materials	9.0
Consumer Staples	8.8
Industrials	8.5
Communication Services	8.4
Health Care	3.0
Utilities	2.7
Real Estate	1.5
Short-Term Investments	1.1
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Asset Table
Investments, at fair value
Common Stock
Argentina	$3,706,625	$—	$—	$3,706,625
Australia	638,206	—	—	638,206
Brazil	31,270,223	—	—	31,270,223
Chile	3,046,353	—	—	3,046,353
China	6,854,900	58,292,212	—	65,147,112
Czech Republic	273,990	—	—	273,990
Egypt	—	1,552,100	—	1,552,100
Georgia	2,255,938	—	—	2,255,938
Germany	—	1,082,703	—	1,082,703
Greece	—	1,384,960	—	1,384,960
Hungary	—	1,789,346	—	1,789,346
India	2,650,197	52,541,757	—	55,191,954
Indonesia	—	10,184,500	—	10,184,500
Kazakhstan	—	2,178,018	—	2,178,018
Kuwait	—	1,507,903	—	1,507,903
Malaysia	419,379	2,530,170	—	2,949,549
Mexico	19,416,739	—	—	19,416,739
Peru	682,320	—	—	682,320
Philippines	—	4,167,720	—	4,167,720
Poland	—	811,489	—	811,489
Qatar	258,601	1,961,655	—	2,220,256
Romania	—	476,399	—	476,399
Russia(2)	—	—	—	—
Saudi Arabia	—	3,133,163	—	3,133,163
Singapore	—	1,361,976	—	1,361,976
South Africa	3,775,535	2,457,623	—	6,233,158
South Korea	829,637	36,795,446	—	37,625,083
Taiwan	1,793,444	42,509,910	—	44,303,354
See Accompanying Notes to Financial Statements
50

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Thailand	235,629	3,654,193	—	3,889,822
Turkey	614,191	7,523,142	—	8,137,333
United Arab Emirates	—	1,674,269	—	1,674,269
United Kingdom	2,033,020	1,284,497	—	3,317,517
United States	2,366,049	—	—	2,366,049
Total Common Stock	83,120,976	240,855,151	—	323,976,127
Preferred Stock	5,938,008	2,534,937	—	8,472,945
Rights	13,151	4,131	—	17,282
Warrants	7,561	—	—	7,561
Short-Term Investments	—	3,813,338	—	3,813,338
Total Investments, at fair value	$89,079,696	$247,207,557	$—	$336,287,253
Other Financial Instruments+
Forward Foreign Currency Contracts	—	12,034	—	12,034
Futures	5,204	—	—	5,204
Total Assets	$89,084,900	$247,219,591	$—	$336,304,491
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(1,907)	$—	$(1,907)
Total Liabilities	$—	$(1,907)	$—	$(1,907)

(1)
For the year ended October 31, 2022, certain securities have transferred in and out of the fair value hierarchy. At October 31, 2022, securities valued at $7,335,634 and $8,147,194 were transferred from Level 1 to Level 3 and Level 2 to Level 3, respectively, within the fair value hierarchy due to significant unobservable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

(2)
Russian securities were fair valued at $0.

At October 31, 2022, Voya Multi-Manager Emerging Markets Equity Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Sberbank of Russia PJSC	3/19/2021	$4,076,605	$—
		$4,076,605	$—
At October 31, 2022, the following forward foreign currency contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 90,800	ZAR 1,650,844	Brown Brothers Harriman & Co.	11/02/22	$928
USD 105,876	ZAR 1,943,000	Citigroup Global Markets	11/03/22	(970)
USD 158,421	MXN 3,142,000	Morgan Stanley	11/03/22	(910)
USD 87,301	HUF 36,094,716	State Street Bank and Trust Co.	11/03/22	172
USD 673,539	ZAR 12,204,000	The Bank of New York Mellon	11/02/22	9,150
USD 192,027	ZAR 3,494,588	The Bank of New York Mellon	11/02/22	1,780
USD 1,896	BRL 9,837	The Bank of New York Mellon	11/03/22	(27)
USD 27,675	EUR 28,000	The Bank of New York Mellon	11/03/22	4
				$10,127
See Accompanying Notes to Financial Statements
51

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022 (continued)

At October 31, 2022, the following futures contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
MSCI Emerging Markets Index	32	12/16/22	$1,365,760	$5,204
			$1,365,760	$5,204
Currency Abbreviations
BRL – Brazilian Real
EUR – EU Euro
HUF – Hungarian Forint
MXN – Mexican Peso
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$12,034
Equity contracts	Variation margin receivable on futures contracts*	5,204
Total Asset Derivatives		$17,238
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,907
Total Liability Derivatives		$1,907

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day's unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(1,022,556)	$(1,022,556)
Foreign exchange contracts	135,824	—	135,824
Total	$135,824	$(1,022,556)	$(886,732)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(16,360)	$(16,360)
Foreign exchange contracts	(3,948)	—	(3,948)
Total	$(3,948)	$(16,360)	$(20,308)
See Accompanying Notes to Financial Statements
52

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2022 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2022:
	Brown Brothers Harriman & Co.	Citigroup Global Markets	Morgan Stanley	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$928	$—	$—	$172	$10,934	$12,034
Total Assets	$928	$—	$—	$172	$10,934	$12,034
Liabilities:
Forward foreign currency contracts	$—	$970	$910	$—	$27	$1,907
Total Liabilities	$—	$970	$910	$—	$27	$1,907
Net OTC derivative instruments by counterparty, at fair value	$928	$(970)	$(910)	$172	$10,907	$10,127
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$928	$(970)	$(910)	$172	$10,907	$10,127

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $458,430,363.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$13,621,737
Gross Unrealized Depreciation	(134,044,473)
Net Unrealized Depreciation	$(120,422,736)
See Accompanying Notes to Financial Statements
53

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 94.9%
	Argentina: 0.5%
1,667 (1)	MercadoLibre, Inc.	$1,503,001	0.5

	Australia: 1.1%
87,618 (1)	Allkem Ltd.	809,564	0.2
14,214	Cochlear Ltd.	1,815,755	0.6
22,169	Goodman Group	241,215	0.1
302,391	South32 Ltd. – AUD	693,768	0.2
		3,560,302	1.1
	Belgium: 0.6%
2,228	Anheuser-Busch InBev SA/NV	111,446	0.0
10,788	D’ieteren Group	1,795,427	0.6
		1,906,873	0.6
	Brazil: 0.8%
103,536	Localiza Rent a Car SA	1,411,882	0.4
168,960	Raia Drogasil SA	866,143	0.3
15,930 (1)	XP, Inc.	291,997	0.1
		2,570,022	0.8
	Canada: 8.0%
61,801	Brookfield Asset Management, Inc.	2,447,362	0.8
34,494	Cameco Corp.	818,072	0.3
56,269	Canadian Pacific Railway Ltd.	4,194,722	1.3
118,482	Cenovus Energy, Inc.	2,395,122	0.7
1,444	Constellation Software, Inc./Canada	2,087,952	0.7
321,500	Lundin Mining Corp.	1,684,963	0.5
35,003	Magna International, Inc.	1,950,620	0.6
60,800	Methanex Corp.	2,122,098	0.7
12,333	Nutrien Ltd.	1,042,061	0.3
48,900	Open Text Corp.	1,416,372	0.4
56,774	Pembina Pipeline Corp.	1,874,478	0.6
2,071	Ritchie Bros Auctioneers, Inc.	135,295	0.0
26,878 (1)	Shopify, Inc.	920,034	0.3
40,458	Toronto-Dominion Bank	2,589,300	0.8
		25,678,451	8.0
	China: 4.5%
120,340 (1)	Alibaba Group Holding Ltd.	935,632	0.3
30,918 (1)	Baidu, Inc.	296,411	0.1
8,500	Byd Co., Ltd. – H Shares	190,427	0.1
52,300	China Tourism Group Duty Free Corp. Ltd. – A Shares	1,149,207	0.4
44,184	ENN Energy Holdings Ltd.	439,280	0.1
97,000	Geely Automobile Holdings Ltd.	104,390	0.0
29,300	JD.com, Inc. – Class A	533,568	0.2
27,085 (1)	KE Holdings, Inc. ADR	275,726	0.1
229,500	Li Ning Co. Ltd.	1,187,185	0.4
114,500 (1)(2)	Meituan Class B	1,833,207	0.6
177,500	Ping An Insurance Group Co. of China Ltd. – H Shares	710,602	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
24,863	Prosus NV	$1,075,118	0.3
57,900	Proya Cosmetics Co. Ltd. – A Shares	1,326,616	0.4
12,299	Tencent Holdings Ltd.	323,178	0.1
19,590 (1)	Trip.com Group Ltd.	440,037	0.1
2,368,000	Weichai Power Co. Ltd. – H Shares	2,268,170	0.7
32,029	Yum China Holdings, Inc.	1,324,399	0.4
		14,413,153	4.5
	Denmark: 0.6%
7,039 (1)	Ascendis Pharma A/S ADR	809,485	0.3
2,743 (1)	Genmab A/S	1,056,625	0.3
		1,866,110	0.6
	Finland: 0.5%
369,494	Nokia OYJ – Finland	1,642,001	0.5

	France: 6.5%
112,294	AXA S.A.	2,773,089	0.9
67,059	Bureau Veritas SA	1,659,058	0.5
75,992	Cie Generale des Etablissements Michelin SCA	1,936,584	0.6
1,006	Hermes International	1,302,152	0.4
27,226	IPSOS	1,317,935	0.4
1,732	Kering SA	793,189	0.2
20,892	Klepierre SA	419,893	0.1
3,741	L’Oreal S.A.	1,174,690	0.4
3,694	LVMH Moet Hennessy Louis Vuitton SE	2,330,894	0.7
46,100	Publicis Groupe	2,581,802	0.8
10,030	Remy Cointreau SA	1,533,967	0.5
623	Schneider Electric SE	78,782	0.0
16,934 (1)	UbiSoft Entertainment	464,600	0.1
29,768	Vinci SA	2,739,757	0.9
		21,106,392	6.5
	Germany: 6.3%
5,794	Adidas AG	565,582	0.2
30,103 (1)(2)	Auto1 Group SE	202,457	0.1
18,972	Bechtle AG	655,418	0.2
146,478 (1)	Commerzbank AG	1,170,316	0.4
280,500	Deutsche Telekom AG	5,294,576	1.6
122,700 (1)	flatexDEGIRO AG	1,072,407	0.3
13,412	Hannover Rueck SE	2,182,455	0.7
24,399	Infineon Technologies AG	592,053	0.2
7,849	Muenchener Rueckversicherungs- Gesellschaft AG	2,071,948	0.6
13,535	Nemetschek SE	645,308	0.2
56,164	RWE AG	2,162,043	0.7
24,748	Siemens AG	2,702,704	0.8
45,853 (1)(2)	Zalando SE	1,056,828	0.3
		20,374,095	6.3

See Accompanying Notes to Financial Statements
54

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Greece: 0.2%
51,500	Jumbo SA	$731,485	0.2

	Hong Kong: 1.7%
302,400	AIA Group Ltd.	2,290,618	0.7
14,800	Hong Kong Exchanges and Clearing Ltd.	392,846	0.1
296,633	Techtronic Industries Co., Ltd.	2,808,749	0.9
		5,492,213	1.7
	India: 1.9%
125,072	Axis Bank Ltd.	1,371,599	0.4
19,693	Housing Development Finance Corp.	588,797	0.2
58,790	Larsen & Toubro Ltd.	1,439,362	0.4
17,898 (1)	MakeMyTrip Ltd.	498,102	0.2
71,274	Reliance Industries Ltd.	2,199,286	0.7
		6,097,146	1.9
	Indonesia: 0.3%
1,732,000	Bank Central Asia Tbk PT	979,061	0.3

	Ireland: 1.2%
1,113,428 (1)	Greencore Group PLC	855,510	0.3
93,993	Smurfit Kappa PLC	3,111,448	0.9
		3,966,958	1.2
	Israel: 0.2%
3,577 (1)	CyberArk Software Ltd.	561,267	0.2

	Italy: 0.6%
10,063	Ferrari NV	1,983,804	0.6

	Japan: 14.3%
7,800	Bandai Namco Holdings, Inc.	515,603	0.2
95,400	Brother Industries Ltd.	1,625,226	0.5
174,000	Daicel Corp.	992,813	0.3
67,500	Dai-ichi Life Holdings, Inc.	1,072,086	0.3
3,940	Daikin Industries Ltd.	590,162	0.2
19,100	Daito Trust Construction Co., Ltd.	1,891,355	0.6
24,700	Denso Corp.	1,225,513	0.4
81,900	Honda Motor Co., Ltd.	1,867,523	0.6
5,500	Hoya Corp.	511,288	0.2
47,900	Kao Corp.	1,789,158	0.5
63,800	KDDI Corp.	1,885,735	0.6
8,686	Keyence Corp.	3,275,189	1.0
245,300	Marubeni Corp.	2,147,336	0.7
470,400	Mitsubishi UFJ Financial Group, Inc.	2,222,099	0.7
63,700	Mitsui Fudosan Co., Ltd.	1,219,751	0.4
25,400	Murata Manufacturing Co., Ltd.	1,202,422	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
19,100	Nidec Corp.	$1,050,195	0.3
114,200	Olympus Corp.	2,407,849	0.7
2,200	Oriental Land Co., Ltd.	294,641	0.1
24,500	Pigeon Corp.	320,927	0.1
30,100	Recruit Holdings Co. Ltd.	926,212	0.3
8,600	Shimano, Inc.	1,330,792	0.4
53,700	Shiseido Co., Ltd.	1,854,648	0.6
5,000	SMC Corp.	2,007,011	0.6
24,700	SoftBank Group Corp.	1,060,278	0.3
57,000	Sony Group Corp.	3,843,776	1.2
29,200	Subaru Corp.	456,420	0.1
10,700	Sugi Holdings Co., Ltd.	429,125	0.1
26,900	Suzuki Motor Corp.	909,484	0.3
37,987	Sysmex Corp.	2,044,608	0.6
120,900	T&D Holdings, Inc.	1,195,726	0.4
46,100	Unicharm Corp.	1,401,045	0.4
227,200	Z Holdings Corp.	586,349	0.2
		46,152,345	14.3
	Netherlands: 3.6%
1,004 (1)(2)	Adyen NV	1,433,309	0.4
4,628	ASML Holding NV	2,170,935	0.7
15,395 (1)	EXOR NV	1,034,559	0.3
8,856	IMCD NV	1,148,574	0.4
79,100	Koninklijke Ahold Delhaize NV	2,205,964	0.7
2,745	Shell PLC	76,041	0.0
78,934	Shell PLC – EUR	2,186,874	0.7
12,507	Wolters Kluwer NV	1,328,976	0.4
		11,585,232	3.6
	New Zealand: 0.3%
20,220 (1)	Xero Ltd.	1,004,102	0.3

	Norway: 2.6%
153,899	DNB Bank ASA	2,721,993	0.8
38,002	Equinor ASA	1,384,555	0.4
159,365	SpareBank 1 SR-Bank ASA	1,622,844	0.5
69,276	Sparebanken Vest	615,052	0.2
46,747	Yara International ASA	2,086,386	0.7
		8,430,830	2.6
	Portugal: 0.6%
94,676	Jeronimo Martins SGPS SA	1,959,133	0.6

	Russia: —%
1,561,600 (3)	Alrosa PJSC	—	—

	Singapore: 1.7%
275,038	United Overseas Bank Ltd.	5,395,915	1.7

See Accompanying Notes to Financial Statements
55

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea: 4.3%
35,987 (1)	Coupang, Inc.	$621,496	0.2
9,800	Hyundai Mobis Co. Ltd.	1,503,117	0.5
36,921	Kia Corp.	1,715,749	0.5
18,800	LG Electronics, Inc.	1,073,861	0.3
263,100	LG Uplus Corp.	2,112,768	0.7
79,615	Samsung Electronics Co., Ltd. 005930	3,313,565	1.0
65,500	Shinhan Financial Group Co., Ltd.	1,664,784	0.5
30,300	SK Hynix, Inc.	1,754,114	0.6
		13,759,454	4.3
	Spain: 1.0%
307,345	Iberdrola S.A. – IBEE	3,125,476	1.0

	Sweden: 3.4%
142,047	Atlas Copco AB – A Shares	1,516,104	0.5
90,485	Atlas Copco AB – B Shares	875,095	0.3
100,124 (1)	Duni AB	673,768	0.2
73,306	Epiroc AB-B	984,293	0.3
122,901	Investor AB-B SHS	2,005,820	0.6
51,413	Loomis AB	1,439,489	0.4
128,063	Nibe Industrier AB	1,021,530	0.3
133,600	SKF AB – B Shares	1,933,943	0.6
8,320 (1)	Spotify Technology SA	670,426	0.2
		11,120,468	3.4
	Switzerland: 5.8%
23,638	Alcon, Inc.	1,439,209	0.4
21,763	Cie Financiere Richemont SA	2,126,975	0.7
7,030	Lonza Group AG	3,618,933	1.1
17,485	Nestle SA	1,903,396	0.6
75,062	Novartis AG	6,071,823	1.9
295	Partners Group	264,787	0.1
9,815	Roche Holding AG-GENUSSCHEIN	3,256,599	1.0
		18,681,722	5.8
	Taiwan: 1.7%
286,000	Catcher Technology Co., Ltd.	1,502,377	0.5
170,331	Taiwan Semiconductor Manufacturing Co., Ltd.	2,047,755	0.6
28,935	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,780,949	0.6
		5,331,081	1.7
	Thailand: 0.7%
408,070	Kasikornbank PCL – Foreign	1,570,139	0.5
38,100	Kasikornbank PCL – NVDR	146,598	0.0
269,200	Tisco Financial Group PCL	679,462	0.2
		2,396,199	0.7
	United Kingdom: 16.8%
9,616	Allfunds Group Plc	60,473	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
165,500	Amcor PLC	$1,916,490	0.6
71,739	Anglo American PLC	2,148,890	0.7
122,400	Antofagasta PLC	1,649,395	0.5
13,986	Ashtead Group PLC	728,575	0.2
30,964	AstraZeneca PLC	3,633,081	1.1
271,609 (2)	Auto Trader Group PLC	1,625,795	0.5
560,383 (1)	Babcock International Group	1,770,063	0.6
338,615	BAE Systems PLC	3,167,265	1.0
65,294	Bellway PLC	1,388,622	0.4
38,648	Burberry Group PLC	805,314	0.3
102,429	CNH Industrial NV	1,325,132	0.4
18,488	CRH PLC – London	664,140	0.2
54,815	Diageo PLC	2,255,779	0.7
37,549	Experian PLC	1,197,262	0.4
68,678 (1)	Farfetch Ltd. – Class A	582,389	0.2
10,608	Games Workshop Group PLC	778,669	0.3
87,749	Hargreaves Lansdown PLC	766,894	0.2
450,534	HSBC Holdings PLC	2,312,169	0.7
192,310	Inchcape PLC	1,640,582	0.5
20,080	Intertek Group PLC	841,213	0.3
15,509	Linde PLC	4,630,666	1.4
22,533	London Stock Exchange Group PLC	1,953,210	0.6
124,674	Mondi PLC	2,091,843	0.7
41,200	Next PLC	2,326,966	0.7
58,900 (1)	Nomad Foods Ltd.	907,060	0.3
135,422	Prudential PLC	1,258,028	0.4
248,713	Rightmove PLC	1,400,554	0.4
26,691	Rio Tinto PLC	1,394,918	0.4
1,192,359	Taylor Wimpey PLC	1,281,943	0.4
231,592 (1)(2)	Trainline PLC	883,619	0.2
66,246	Unilever PLC – ULVRL	3,011,175	0.9
63,590	Weir Group PLC	1,107,984	0.4
100,818 (1)	Wise PLC	767,912	0.2
		54,274,070	16.8
	United States: 2.6%
3,088 (1)	Illumina, Inc.	706,596	0.2
15,000 (1)	Jazz Pharmaceuticals PLC	2,156,850	0.7
900	Linde PLC	267,615	0.1
1,789 (1)	Mettler Toledo International, Inc.	2,262,960	0.7
7,900	Mosaic Co.	424,625	0.1
36,366	Popular, Inc.	2,571,803	0.8
		8,390,449	2.6
	Total Common Stock
	(Cost $361,290,127)	306,038,810	94.9

See Accompanying Notes to Financial Statements
56

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.0%
79,996	iShares MSCI ACWI ex US ETF	$3,313,435	1.0
	Total Exchange-Traded Funds
	(Cost $3,401,940)	3,313,435	1.0

PREFERRED STOCK: 0.8%
	Germany: 0.8%
6,883	Sartorius AG	2,426,880	0.8
	Total Preferred Stock
	(Cost $2,490,542)	2,426,880	0.8

RIGHTS: 0.0%
	Brazil: 0.0%
415 (1)	Localiza Rent a Car SA	1,614	0.0
	Total Rights
	(Cost $4,045)	1,614	0.0
	Total Long-Term Investments
	(Cost $367,186,654)	311,780,739	96.7

SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
1,075,443 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.870% (Cost $1,075,443)	1,075,443	0.3
	Total Short-Term Investments
	(Cost $1,075,443)	1,075,443	0.3
	Total Investments in Securities (Cost $368,262,097)	$312,856,182	97.0
	Assets in Excess of Other Liabilities	9,744,722	3.0
	Net Assets	$322,600,904	100.0

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)
Rate shown is the 7-day yield as of October 31, 2022.

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	16.5%
Financials	16.1
Industrials	14.4
Health Care	10.7
Information Technology	9.4
Materials	8.6
Consumer Staples	7.4
Communication Services	6.1
Energy	3.4
Utilities	1.8
Real Estate	1.3
Exchange-Traded Funds	1.0
Short-Term Investments	0.3
Assets in Excess of Other Liabilities	3.0
Net Assets	100.0%
Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements
57

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Asset Table
Investments, at fair value
Common Stock
Argentina	$1,503,001	$—	$—	$1,503,001
Australia	—	3,560,302	—	3,560,302
Belgium	—	1,906,873	—	1,906,873
Brazil	2,570,022	—	—	2,570,022
Canada	25,678,451	—	—	25,678,451
China	1,600,125	12,813,028	—	14,413,153
Denmark	809,485	1,056,625	—	1,866,110
Finland	—	1,642,001	—	1,642,001
France	—	21,106,392	—	21,106,392
Germany	—	20,374,095	—	20,374,095
Greece	—	731,485	—	731,485
Hong Kong	—	5,492,213	—	5,492,213
India	498,102	5,599,044	—	6,097,146
Indonesia	—	979,061	—	979,061
Ireland	855,510	3,111,448	—	3,966,958
Israel	561,267	—	—	561,267
Italy	—	1,983,804	—	1,983,804
Japan	—	46,152,345	—	46,152,345
Netherlands	1,034,559	10,550,673	—	11,585,232
New Zealand	—	1,004,102	—	1,004,102
Norway	615,052	7,815,778	—	8,430,830
Portugal	—	1,959,133	—	1,959,133
Russia(1)	—	—	—	—
Singapore	—	5,395,915	—	5,395,915
South Korea	621,496	13,137,958	—	13,759,454
Spain	—	3,125,476	—	3,125,476
Sweden	1,344,194	9,776,274	—	11,120,468
Switzerland	—	18,681,722	—	18,681,722
Taiwan	1,780,949	3,550,132	—	5,331,081
Thailand	—	2,396,199	—	2,396,199
United Kingdom	4,289,558	49,984,512	—	54,274,070
United States	8,390,449	—	—	8,390,449
Total Common Stock	52,152,220	253,886,590	—	306,038,810
Exchange-Traded Funds	3,313,435	—	—	3,313,435
Preferred Stock	—	2,426,880	—	2,426,880
Rights	—	1,614	—	1,614
Short-Term Investments	1,075,443	—	—	1,075,443
Total Investments, at fair value	$56,541,098	$256,315,084	$—	$312,856,182

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

(1)
Russian securities were fair valued at $0.

See Accompanying Notes to Financial Statements
58

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2022 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$5,415
Total	$5,415
At October 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $378,664,122.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$12,311,049
Gross Unrealized Depreciation	(78,132,361)
Net Unrealized Depreciation	$(65,821,312)
See Accompanying Notes to Financial Statements
59

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Australia: 9.0%
207,170	AGL Energy Ltd.	$902,599	0.3
80,452	Amcor PLC	934,312	0.3
48,842	Ampol Ltd.	851,896	0.3
51,373	APA Group – Stapled Security	345,864	0.1
222,008	Aurizon Holdings Ltd.	514,476	0.1
33,931	Australia & New Zealand Banking Group Ltd.	555,918	0.2
122,070	BHP Group Ltd. Australian	2,932,156	0.9
88,765	BlueScope Steel Ltd.	893,865	0.3
137,101	Brambles Ltd.	1,026,443	0.3
2,421	Cochlear Ltd.	309,269	0.1
84,190	Coles Group Ltd.	880,265	0.3
34,498	Commonwealth Bank of Australia	2,312,988	0.7
31,767	Computershare Ltd.	514,247	0.1
3,620	CSL Ltd.	648,038	0.2
168,964	Endeavour Group Ltd./ Australia	773,402	0.2
73,631	Goodman Group	801,160	0.2
239,180	GPT Group	660,992	0.2
14,129	JB Hi-Fi Ltd.	387,305	0.1
14,884	Macquarie Group Ltd.	1,614,663	0.5
598,190	Medibank Pvt Ltd.	1,077,146	0.3
124,398	Metcash Ltd.	326,562	0.1
136,321	Orora Ltd.	264,536	0.1
79,397 (1)(2)	Qantas Airways Ltd.	296,689	0.1
33,903	QBE Insurance Group Ltd.	265,630	0.1
58,440	Rio Tinto Ltd.	3,316,459	1.0
309,017	Shopping Centres Australasia Property Group	538,222	0.2
60,341	Sonic Healthcare Ltd.	1,263,272	0.4
54,496	South32 Ltd. – AUD	125,029	0.0
58,075	Suncorp Group Ltd.	424,821	0.1
1,291,790	TABCORP Holdings Ltd.	797,529	0.2
568,005	Telstra Group Ltd.	1,424,236	0.4
618,830	Vicinity Centres	771,475	0.2
20,553	Wesfarmers Ltd.	596,430	0.2
36,261	Woodside Energy Group Ltd.	838,301	0.2
		30,186,195	9.0
	Austria: 0.5%
43,021 (1)(2)	ams AG	243,514	0.1
2,948	Andritz AG	137,013	0.1
6,789 (3)	BAWAG Group AG	327,745	0.1
1,798	OMV AG	82,786	0.0
35,047 (1)	Voestalpine AG	760,880	0.2
		1,551,938	0.5
	Belgium: 0.7%
5,993	Elia Group SA/NV	757,709	0.2
23,558	KBC Group NV	1,180,627	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Belgium (continued)
11,609	Warehouses De Pauw CVA	$297,956	0.1
		2,236,292	0.7
	Brazil: 0.3%
77,200	Americanas SA	231,951	0.1
43,400	Banco do Brasil S.A.	311,458	0.1
39,100 (2)	Embraer SA	103,929	0.0
136,700 (2)(3)	Locaweb Servicos de Internet SA	288,194	0.1
212,100 (2)	Via S/A	127,699	0.0
		1,063,231	0.3
	Canada: 5.6%
18,582	Alimentation Couche-Tard, Inc.	832,020	0.2
4,069	Bank of Montreal	374,807	0.1
5,927	BCE, Inc.	267,343	0.1
10,291	Canadian National Railway Co. – CNR	1,219,193	0.4
8,394	Canadian Utilities Ltd.	223,351	0.1
18,978 (2)	CGI, Inc.	1,528,716	0.5
317	Constellation Software, Inc./Canada	458,366	0.1
12,000	Dollarama, Inc.	713,033	0.2
9,238	Enbridge, Inc.	359,932	0.1
3,800	Fairfax Financial Holdings Ltd.	1,866,291	0.6
5,305	First Quantum Minerals Ltd.	93,573	0.0
14,045	Fortis, Inc.	547,944	0.2
2,933	Franco-Nevada Corp.	362,397	0.1
12,335	George Weston Ltd.	1,357,679	0.4
13,823 (3)	Hydro One Ltd.	346,602	0.1
7,888	Imperial Oil Ltd.	429,097	0.1
7,121	Intact Financial Corp.	1,082,041	0.3
9,524	Loblaw Cos Ltd.	780,320	0.2
31,951	Lundin Mining Corp.	167,453	0.0
4,337	Magna International, Inc.	241,689	0.1
5,977	Manulife Financial Corp.	99,065	0.0
23,319	Metro, Inc. – Class A	1,221,622	0.4
8,378	Nutrien Ltd.	707,888	0.2
3,344	Open Text Corp.	96,858	0.0
27,818	RioCan Real Estate Investment Trust	396,335	0.1
10,870	Royal Bank of Canada	1,005,735	0.3
12,602	Shaw Communications, Inc. – Class B	323,664	0.1
8,411	Thomson Reuters Corp.	894,535	0.3
3,728	Toronto-Dominion Bank	238,591	0.1
4,577	Waste Connections, Inc.	604,096	0.2
		18,840,236	5.6

See Accompanying Notes to Financial Statements
60

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: 1.5%
87,272	37 Interactive Entertainment Network Technology Group Co. Ltd. – A Shares	$173,681	0.1
59,020 (2)	Alibaba Group Holding Ltd.	458,875	0.1
15,222 (2)	Baidu, Inc.	145,933	0.0
4,000	Byd Co., Ltd. – H Shares	89,613	0.0
622,000	China Construction Bank – H Shares	330,088	0.1
228,000	China Petroleum & Chemical Corp. – H Shares	90,362	0.0
3,370	Contemporary Amperex Technology Co. Ltd. – A Shares	172,947	0.1
85,924	ENN Natural Gas Co. Ltd. – A Shares	183,046	0.1
240,000	Industrial & Commercial Bank of China – H Shares	104,200	0.0
49,987 (2)	iQIYI, Inc. ADR	100,974	0.0
6,782	JD.com, Inc. – Class A	123,504	0.0
10,614	Jiangsu Yangnong Chemical Co. Ltd. – A Shares	134,413	0.0
61,000 (1)(3)	Jiumaojiu International Holdings Ltd.	95,871	0.0
106,000 (2)(3)	Kintor Pharmaceutical Ltd.	168,125	0.0
11,800 (2)(3)	Meituan Class B	188,925	0.1
7,875	NetEase, Inc.	87,375	0.0
14,411 (2)	NIO, Inc. ADR	139,354	0.0
331,000	PICC Property & Casualty Co., Ltd. – H Shares	305,285	0.1
3,928 (2)	Pinduoduo, Inc. ADR	215,372	0.1
156,100 (2)(3)	Ping An Healthcare and Technology Co. Ltd.	288,725	0.1
45,500	Ping An Insurance Group Co. of China Ltd. – H Shares	182,154	0.1
8,171	Proya Cosmetics Co. Ltd. – A Shares	187,216	0.1
299,049	Shandong Nanshan Aluminum Co. Ltd. – A Shares	126,519	0.0
19,700	Tencent Holdings Ltd.	517,653	0.2
30,378 (2)	Vipshop Holdings Ltd. ADR	211,735	0.1
6,309	Yum China Holdings, Inc.	260,877	0.1
143,000 (2)	Zhaojin Mining Industry Co. Ltd. – H Shares	117,823	0.0
		5,200,645	1.5
	Denmark: 2.1%
314	AP Moller – Maersk A/S – Class B	656,000	0.2
9,720	Carlsberg A/S	1,144,488	0.3
2,343	Coloplast A/S	261,175	0.1
886 (2)	Genmab A/S	341,294	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Denmark (continued)
33,315	Novo Nordisk A/S	$3,622,382	1.1
20,592	Novozymes A/S	1,080,887	0.3
		7,106,226	2.1
	Finland: 1.9%
23,338	Elisa OYJ	1,127,840	0.3
57,659	Kesko OYJ	1,122,083	0.3
31,603 (1)	Kojamo Oyj	411,301	0.1
6,924	Kone Oyj	283,509	0.1
9,764	Neste Oyj	427,941	0.1
137,922	Nokia OYJ – Finland	612,914	0.2
5,655	Orion Oyj	260,233	0.1
69,451 (1)	Outokumpu OYJ	278,732	0.1
10,681	Sampo OYJ	488,418	0.2
80,560	Stora Enso OYJ	1,050,407	0.3
11,031	UPM-Kymmene OYJ	370,834	0.1
		6,434,212	1.9
	France: 6.0%
4,609	Air Liquide SA	602,920	0.2
7,566	Capgemini SE	1,239,998	0.4
57,355 (1)	Carrefour S.A.	923,155	0.3
8,445	Cie de Saint-Gobain	345,240	0.1
14,724	Cie Generale des Etablissements Michelin SCA	375,227	0.1
7,569	Danone	376,175	0.1
3,855	Eiffage SA	348,576	0.1
140,830	Engie SA	1,829,855	0.6
6,200	Eurazeo SE	353,806	0.1
1,100	Hermes International	1,423,824	0.4
1,437	Ipsen SA	147,677	0.0
17,038	Klepierre SA	342,434	0.1
2,018	L’Oreal S.A.	633,661	0.2
3,246	LVMH Moet Hennessy Louis Vuitton SE	2,048,209	0.6
119,131	Orange SA	1,135,070	0.3
1,862	Pernod Ricard SA	326,802	0.1
12,411	Publicis Groupe	695,070	0.2
15,965	Sanofi	1,373,913	0.4
56,640	Societe Generale	1,299,154	0.4
10,869	Thales S.A.	1,382,319	0.4
23,391	TotalEnergies SE	1,276,057	0.4
17,030	Veolia Environnement	380,042	0.1
5,337	Vinci SA	491,201	0.2
38,473	Vivendi SE	314,901	0.1
4,974	Wendel SE	389,474	0.1
		20,054,760	6.0
	Germany: 4.2%
603	Allianz SE	108,482	0.0
6,117	Aurubis AG	385,984	0.1
14,787	BASF SE	663,503	0.2
4,111	Bayer AG	216,161	0.1

See Accompanying Notes to Financial Statements
61

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany (continued)
17,626	Bayerische Motoren Werke AG	$1,383,499	0.4
3,440	Beiersdorf AG	330,223	0.1
34,833	Deutsche Post AG	1,231,340	0.4
41,204	Deutsche Telekom AG	777,746	0.2
82,560	E.ON AG	691,357	0.2
10,858	Encavis AG	202,151	0.0
16,303	GEA Group AG	569,863	0.2
8,161	K+S AG	180,187	0.0
14,118	Mercedes-Benz Group AG	817,172	0.2
3,664	Merck KgaA	597,104	0.2
1,508	MTU Aero Engines AG	269,869	0.1
3,354	Muenchener Rueckversicherungs- Gesellschaft AG	885,375	0.3
26,522 (1)(2)	Nordex SE	247,242	0.1
49,608	RWE AG	1,909,668	0.6
4,833	SAP SE	465,190	0.1
8,162	Siemens AG	891,364	0.3
461,765	Telefonica Deutschland Holding AG	1,006,140	0.3
83,438 (2)	ThyssenKrupp AG	439,212	0.1
		14,268,832	4.2
	Hong Kong: 1.6%
90,400	AIA Group Ltd.	684,761	0.2
70,500	CK Asset Holdings Ltd.	389,764	0.1
136,902	CK Hutchison Holdings Ltd.	681,475	0.2
54,500	CLP Holdings Ltd.	365,794	0.1
10,400	Jardine Matheson Holdings Ltd.	479,107	0.1
19,300	Jardine Matheson Holdings Ltd. ADR	883,940	0.3
32,000	Link REIT	189,140	0.0
134,000	Power Assets Holdings Ltd.	640,728	0.2
224,000	Sino Land Co.	239,191	0.1
86,000	Swire Pacific Ltd. – Class A	570,482	0.2
389,000 (3)	WH Group Ltd.	196,449	0.1
		5,320,831	1.6
	India: 1.0%
15,228	Axis Bank Ltd.	166,997	0.0
2,025	Bajaj Finance Ltd.	175,041	0.0
144,304	Bharat Electronics Ltd.	186,227	0.1
72,691	Hindalco Industries Ltd.	356,119	0.1
7,600	Housing Development Finance Corp.	227,231	0.1
24,746	ICICI Bank Ltd. ADR	545,402	0.2
9,448	Infosys Ltd. ADR	176,961	0.0
7,537	Larsen & Toubro Ltd.	184,529	0.1
17,813	Mahindra & Mahindra Ltd.	290,727	0.1
134,950	NTPC Ltd.	282,494	0.1
8,882	Reliance Industries Ltd.	274,070	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
28,001	State Bank of India	$194,454	0.1
3,717	Tata Consultancy Services Ltd.	143,447	0.0
		3,203,699	1.0
	Indonesia: 0.2%
4,579,400	Aneka Tambang Tbk	542,055	0.1
328,400	Bank Mandiri Persero TBK PT	221,852	0.1
		763,907	0.2
	Ireland: 0.4%
23,014	DCC PLC	1,277,300	0.4
17,117	Grafton Group PLC	135,520	0.0
		1,412,820	0.4
	Israel: 1.3%
14,313 (2)	Airport City Ltd.	236,982	0.1
1,987	Azrieli Group Ltd.	147,208	0.0
96,238	Bank Leumi Le-Israel BM	918,086	0.3
261,580	Bezeq Israeli Telecommunication Corp., Ltd.	463,058	0.1
1,388	Elbit Systems Ltd.	280,842	0.1
8,101	First International Bank Of Israel Ltd.	349,812	0.1
58,749	ICL Group Ltd.	529,775	0.2
2,651 (2)	Paz Oil Co. Ltd.	316,696	0.1
36,305	Phoenix Holdings Ltd./The	393,261	0.1
52,420 (2)	Teva Pharmaceutical Industries Ltd. ADR	467,586	0.2
3,008 (2)	Tower Semiconductor Ltd.	128,550	0.0
		4,231,856	1.3
	Italy: 1.4%
84,257	Enel S.p.A.	376,405	0.1
105,553	ENI S.p.A.	1,386,305	0.4
3,513	Ferrari NV	692,547	0.2
418,219	Intesa Sanpaolo SpA	797,347	0.2
54,028	Italgas SpA	278,366	0.1
31,215 (2)	Iveco Group NV	168,676	0.0
21,537	Moncler SpA	929,197	0.3
45,974	Snam SpA	204,424	0.1
		4,833,267	1.4
	Japan: 22.3%
11,100	AGC, Inc.	347,818	0.1
23,800	Alfresa Holdings Corp.	274,006	0.1
25,600	Amada Co. Ltd.	180,059	0.1
102,500	Astellas Pharma, Inc.	1,414,314	0.4
9,100	Bandai Namco Holdings, Inc.	601,537	0.2
16,300	BIPROGY, Inc.	352,102	0.1
11,000	Bridgestone Corp.	397,831	0.1
51,000	Canon, Inc.	1,081,072	0.3
36,400	Dai Nippon Printing Co., Ltd.	729,118	0.2

See Accompanying Notes to Financial Statements
62

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
8,400	Daito Trust Construction Co., Ltd.	$831,800	0.3
12,800	Daiwa House Industry Co., Ltd.	257,886	0.1
22,900	DMG Mori Co. Ltd.	265,013	0.1
8,600	Dowa Holdings Co., Ltd.	273,068	0.1
28,900	Electric Power Development Co., Ltd.	401,932	0.1
453,400	ENEOS Holdings, Inc.	1,495,611	0.5
900	Fanuc Ltd.	117,766	0.0
15,900	Fuji Electric Co. Ltd.	614,773	0.2
63,500	Fujikura Ltd.	375,982	0.1
3,200	Fujitsu Ltd.	368,187	0.1
37,900	Haseko Corp.	390,303	0.1
4,600	Hirose Electric Co., Ltd.	596,719	0.2
8,600	Hitachi Ltd.	390,215	0.1
95,600	Honda Motor Co., Ltd.	2,179,917	0.7
66,300	Idemitsu Kosan Co., Ltd.	1,450,660	0.4
29,800	IHI Corp.	664,660	0.2
23,500	Inpex Corp.	237,171	0.1
24,500	Internet Initiative Japan, Inc.	384,563	0.1
68,700	Itochu Corp.	1,775,521	0.5
43,400	J Front Retailing Co., Ltd.	350,804	0.1
45,300	Japan Tobacco, Inc.	758,659	0.2
8,600	Jeol Ltd.	314,701	0.1
19,500	Kamigumi Co., Ltd.	370,826	0.1
76,200	Kansai Electric Power Co., Inc.	577,235	0.2
6,400	Kao Corp.	239,052	0.1
60,600	KDDI Corp.	1,791,153	0.5
300	Keyence Corp.	113,120	0.0
10,000	Kintetsu Group Holdings Co., Ltd.	337,949	0.1
29,100	Komatsu Ltd.	570,075	0.2
33,800	Kuraray Co., Ltd.	232,427	0.1
8,900	Kyocera Corp.	430,995	0.1
49,100	Kyushu Electric Power Co., Inc.	243,098	0.1
25,300	Lawson, Inc.	808,260	0.2
22,500	Lixil Corp.	339,869	0.1
142,200	Marubeni Corp.	1,244,807	0.4
170,900	Mazda Motor Corp.	1,150,663	0.3
22,300	Medipal Holdings Corp.	276,477	0.1
6,800	MEIJI Holdings Co., Ltd.	279,814	0.1
23,800	Mitsubishi Chemical Holdings Corp.	107,513	0.0
52,800	Mitsubishi Corp.	1,430,293	0.4
87,000	Mitsubishi Electric Corp.	765,479	0.2
36,300	Mitsubishi Heavy Industries Ltd.	1,250,320	0.4
6,600	Mitsubishi Logistics Corp.	144,826	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
158,700	Mitsubishi UFJ Financial Group, Inc.	$749,675	0.2
112,500	Mitsui & Co., Ltd.	2,489,534	0.7
58,700	Mitsui Fudosan Co., Ltd.	1,124,010	0.3
65,200	Mizuho Financial Group, Inc.	705,169	0.2
14,900	MS&AD Insurance Group Holdings, Inc.	394,570	0.1
43,800	NGK Insulators Ltd.	510,974	0.2
13,900	NGK Spark Plug Co., Ltd.	253,592	0.1
39,000	Nikon Corp.	377,174	0.1
37,200	Nintendo Co., Ltd.	1,510,286	0.5
30,100	Nippon Steel Corp.	412,928	0.1
27,800	Nippon Telegraph & Telephone Corp.	766,744	0.2
10,000 (1)	Nippon Yusen KK	181,145	0.1
10,500	Nissin Food Products Co., Ltd.	679,654	0.2
11,200	Nitto Denko Corp.	590,080	0.2
13,900	Nomura Real Estate Holdings, Inc.	314,193	0.1
102,100	Obayashi Corp.	655,346	0.2
82,900	Oji Holdings Corp.	287,392	0.1
18,800	Ono Pharmaceutical Co., Ltd.	442,431	0.1
23,000	ORIX Corp.	337,817	0.1
62,000	Osaka Gas Co., Ltd.	918,077	0.3
17,300	Pan Pacific International Holdings Corp.	283,905	0.1
16,600	Persol Holdings Co. Ltd.	332,371	0.1
26,300	Recruit Holdings Co. Ltd.	809,282	0.2
7,200 (2)	Renesas Electronics Corp.	60,233	0.0
95,500	Round One Corp.	406,344	0.1
11,600	Sankyo Co., Ltd.	383,054	0.1
2,700	Screen Holdings Co. Ltd.	148,195	0.0
18,200	Secom Co., Ltd.	1,036,863	0.3
49,800	Sega Sammy Holdings, Inc.	637,007	0.2
116,900	Sekisui Chemical Co., Ltd.	1,459,851	0.4
22,100	Sekisui House Ltd.	366,922	0.1
24,100	Seven & I Holdings Co., Ltd.	899,614	0.3
7,100	Shimamura Co., Ltd.	574,159	0.2
3,400	Shin-Etsu Chemical Co., Ltd.	353,362	0.1
22,700	Shiseido Co., Ltd.	783,995	0.2
49,300	SoftBank Corp.	486,314	0.2
31,800	Sojitz Corp.	468,795	0.1
3,300	Sompo Holdings, Inc.	137,585	0.0
17,700	Sony Group Corp.	1,193,593	0.4
75,300	Subaru Corp.	1,177,002	0.4
381,000	Sumitomo Chemical Co., Ltd.	1,282,926	0.4
49,600	Sumitomo Corp.	630,603	0.2
24,300	Sumitomo Electric Industries Ltd.	253,943	0.1

See Accompanying Notes to Financial Statements
63

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
23,700	Sumitomo Forestry Co., Ltd.	$370,753	0.1
10,600	Sumitomo Metal Mining Co., Ltd.	297,127	0.1
28,800	Sumitomo Mitsui Financial Group, Inc.	808,749	0.2
7,000	Suntory Beverage & Food Ltd.	234,197	0.1
16,500	Suzuken Co., Ltd.	367,352	0.1
16,600	Taisei Corp.	452,194	0.1
42,000	Takeda Pharmaceutical Co., Ltd.	1,109,178	0.3
33,200	Teijin Ltd.	301,423	0.1
9,000	TIS, Inc.	242,656	0.1
10,800	Tobu Railway Co., Ltd.	249,831	0.1
7,000	Toho Co., Ltd.	248,909	0.1
91,700	Tokio Marine Holdings, Inc.	1,660,244	0.5
1,600	Tokyo Electron Ltd.	420,955	0.1
56,300	Tokyo Gas Co., Ltd.	1,006,165	0.3
17,700	Tokyo Tatemono Co., Ltd.	243,416	0.1
28,900	Tokyu Fudosan Holdings Corp.	146,626	0.0
32,800	Toppan, Inc.	489,185	0.2
61,200	Toray Industries, Inc.	297,270	0.1
19,700	Toshiba Corp.	683,620	0.2
38,300	Tosoh Corp.	416,684	0.1
21,100	Toyo Seikan Group Holdings, Ltd.	241,330	0.1
106,600	Toyota Motor Corp.	1,479,034	0.4
14,400	Trend Micro, Inc.	726,099	0.2
34,600	USS Co., Ltd.	522,070	0.2
7,300	Yakult Honsha Co., Ltd.	404,412	0.1
31,700	Yamato Holdings Co., Ltd.	469,454	0.1
21,700	Yokogawa Electric Corp.	362,848	0.1
19,700	ZOZO, Inc.	417,999	0.1
		75,114,508	22.3
	Mexico: 0.1%
53,700	Grupo Financiero Banorte	437,151	0.1

	Netherlands: 4.6%
2,093	Airbus SE	226,470	0.1
5,456	ASML Holding NV	2,559,339	0.8
9,502 (2)	EXOR NV	638,544	0.2
11,327	Heineken Holding NV	772,889	0.2
1,585	IMCD NV	205,566	0.1
11,955 (1)(2)(3)	Just Eat Takeaway.com NV	205,149	0.0
80,687	Koninklijke Ahold Delhaize NV	2,250,222	0.7
2,837	Koninklijke DSM NV	333,717	0.1
559,383	Koninklijke KPN NV	1,564,653	0.5
23,618	NN Group NV	1,000,044	0.3
4,666	OCI NV	178,465	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands (continued)
9,593	Randstad NV	$478,107	0.1
94,704	Shell PLC	2,623,458	0.8
75,443	Stellantis NV	1,017,845	0.3
13,292	Wolters Kluwer NV	1,412,389	0.4
		15,466,857	4.6
	New Zealand: 0.3%
6,615	Mainfreight Ltd.	292,342	0.1
272,034	Spark New Zealand Ltd.	809,779	0.2
		1,102,121	0.3
	Norway: 0.8%
18,271	Equinor ASA	665,681	0.2
13,100	Gjensidige Forsikring ASA	239,451	0.1
7,253	Kongsberg Gruppen ASA	260,096	0.1
17,800	Mowi ASA	265,679	0.1
16,211	Norsk Hydro ASA	102,880	0.0
57,418	Orkla ASA	387,293	0.1
22,864	Telenor ASA	207,785	0.0
12,254	Yara International ASA	546,914	0.2
		2,675,779	0.8
	Philippines: 0.1%
42,770	Jollibee Foods Corp.	171,564	0.1

	Poland: 0.1%
30,853	Polski Koncern Naftowy Orlen	354,301	0.1

	Portugal: 0.6%
74,418	EDP – Energias de Portugal SA	325,156	0.1
70,487	Galp Energia SGPS SA	715,661	0.2
39,589	Jeronimo Martins SGPS SA	819,216	0.3
		1,860,033	0.6
	Qatar: 0.1%
51,730	Qatar National Bank QPSC	283,255	0.1

	Russia: —%
4,061 (4)	Lukoil PJSC	—	—

	Saudi Arabia: 0.4%
18,703	SABIC Agri-Nutrients Co.	790,238	0.2
65,745 (3)	Saudi Arabian Oil Co.	610,148	0.2
		1,400,386	0.4
	Singapore: 2.3%
309,800	CapitaLand Integrated Commercial Trust	411,153	0.1
273,100	CapLand Ascendas REIT	505,288	0.2
538,600	ComfortDelgro Corp., Ltd.	483,497	0.1
540,400	Frasers Logistics & Commercial Trust	419,991	0.1
20,900	Jardine Cycle & Carriage Ltd.	438,976	0.1
76,200	Keppel Corp., Ltd.	375,058	0.1

See Accompanying Notes to Financial Statements
64

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore (continued)
311,000	Mapletree Industrial Trust	$483,583	0.2
212,300	Mapletree Logistics Trust	227,855	0.1
414,200	Mapletree Pan Asia Commercial Trust	464,819	0.1
136,100	Oversea-Chinese Banking Corp., Ltd.	1,168,295	0.4
3,446 (2)	Sea Ltd. ADR	171,197	0.1
94,700	SembCorp Industries Ltd.	194,670	0.1
133,100	Singapore Exchange Ltd.	791,497	0.2
336,600	Singapore Technologies Engineering Ltd.	784,728	0.2
269,600	Singapore Telecommunications Ltd.	474,697	0.1
120,600	Wilmar International Ltd.	330,390	0.1
		7,725,694	2.3
	South Korea: 1.7%
10,187	KB Financial Group, Inc.	342,783	0.1
12,370	Kia Corp.	574,844	0.2
17,337	KT&G Corp.	1,164,380	0.4
1,680	Kumho Petrochemical Co. Ltd.	154,013	0.0
631	LG Chem Ltd.	276,907	0.1
4,710	LG Corp.	261,466	0.1
363 (2)	LG Energy Solution Ltd.	134,317	0.0
1,004	LIG Nex1 Co. Ltd.	71,579	0.0
3,205	Samsung C&T Corp.	266,052	0.1
1,088	Samsung Electro-Mechanics Co. Ltd.	92,145	0.0
25,733	Samsung Electronics Co., Ltd. 005930	1,071,004	0.3
11,912	SK Hynix, Inc.	689,604	0.2
9,825	SK Telecom Co., Ltd.	345,267	0.1
1,562	SK, Inc.	234,064	0.1
		5,678,425	1.7
	Spain: 1.6%
124,074	Banco Santander SA	321,783	0.1
27,932	Endesa S.A.	466,689	0.1
141,741	Iberdrola S.A. – IBEE	1,441,404	0.4
17,261	Industria de Diseno Textil SA	391,794	0.1
9,324	Naturgy Energy Group SA	239,277	0.1
53,142	Red Electrica Corp. SA	859,610	0.3
58,703	Repsol SA	798,623	0.2
296,164	Telefonica S.A.	1,020,936	0.3
		5,540,116	1.6
	Sweden: 4.5%
15,788	Assa Abloy AB	318,793	0.1
22,590	Billerud AB	291,630	0.1
24,143	Boliden AB	702,101	0.2
29,834 (1)	Elekta AB	151,640	0.1
95,900	Epiroc AB-A	1,468,081	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden (continued)
14,802	Essity AB	$312,742	0.1
22,756	Getinge AB	461,787	0.1
41,136	Industrivarden AB-Class A	931,644	0.3
35,471 (1)	Industrivarden AB-Class C	796,516	0.2
57,927	Investor AB-A SHS	985,035	0.3
205,146	Investor AB-B SHS	3,348,109	1.0
75,488	SSAB AB Class B	350,749	0.1
16,502	Svenska Cellulosa AB SCA	194,687	0.1
53,585	Swedbank AB	798,848	0.2
68,108	Swedish Match AB	700,484	0.2
16,321 (2)	Swedish Orphan Biovitrum AB	300,623	0.1
41,702	Tele2 AB	341,790	0.1
49,335	Telefonaktiebolaget LM Ericsson	274,270	0.1
143,290	Telia Co. AB	379,685	0.1
116,110	Volvo AB – B Shares	1,900,365	0.6
		15,009,579	4.5
	Switzerland: 7.4%
28,508	ABB Ltd.	791,676	0.2
1,425 (2)	Accelleron Industries AG	24,164	0.0
18,068	Alcon, Inc.	1,100,077	0.3
6,807	Baloise Holding AG	929,987	0.3
6,260	Cie Financiere Richemont SA	611,812	0.2
26,059	Coca-Cola HBC AG	569,216	0.2
5,633	DKSH Holding AG	406,368	0.1
163,699	Glencore PLC	938,500	0.3
14,478	Holcim AG	657,770	0.2
105,243 (2)	IWG PLC	159,080	0.1
5,347 (1)	Kuehne & Nagel International AG	1,138,196	0.3
37,579	Nestle SA	4,090,805	1.2
50,001	Novartis AG	4,044,619	1.2
800	Partners Group	718,067	0.2
4,246	PSP Swiss Property AG	453,599	0.1
12,750	Roche Holding AG-GENUSSCHEIN	4,230,427	1.3
133	SGS SA	293,200	0.1
26,534	STMicroelectronics NV-STM1	825,047	0.2
1,487	Swatch Group AG – BR	334,143	0.1
806	Swiss Life Holding AG	390,283	0.1
1,332	Swisscom AG	657,727	0.2
766 (1)	Tecan Group AG	280,994	0.1
4,405	Temenos AG	262,357	0.1
56,607	UBS Group AG	897,457	0.3
		24,805,571	7.4
	Taiwan: 0.7%
295,000	Cathay Financial Holding Co., Ltd.	345,241	0.1

See Accompanying Notes to Financial Statements
65

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
284,000	CTBC Financial Holding Co. Ltd.	$179,413	0.0
49,000	Evergreen Marine Corp. Taiwan Ltd.	208,461	0.1
68,000	Taiwan Semiconductor Manufacturing Co., Ltd.	817,510	0.2
58,000	Unimicron Technology Corp.	222,858	0.1
155,000	Uni-President Enterprises Corp.	314,768	0.1
196,000	United Microelectronics Corp.	235,682	0.1
3,939	Yuanta Financial Holding Co., Ltd.	2,405	0.0
		2,326,338	0.7
	Thailand: 0.0%
50,100	Tisco Financial Group PCL – NVDR	126,453	0.0

	United Arab Emirates: 0.1%
226,345	Aldar Properties PJSC	266,243	0.1

	United Kingdom: 12.4%
147,634	3i Group PLC	1,966,249	0.6
16,474	Admiral Group Plc	380,973	0.1
21,945	Anglo American PLC	657,347	0.2
11,305	AstraZeneca PLC	1,326,443	0.4
57,602 (3)	Auto Trader Group PLC	344,794	0.1
21,518	Aviva PLC	103,214	0.0
143,557	BAE Systems PLC	1,342,773	0.4
436,999	BP PLC	2,417,749	0.7
33,573	British American Tobacco PLC	1,325,917	0.4
87,382	British Land Co. PLC	366,559	0.1
14,604	Britvic PLC	121,841	0.0
156,144	BT Group PLC	232,691	0.1
13,378	Bunzl PLC	435,930	0.1
35,778	Burberry Group PLC	745,511	0.2
264,028	Centrica Plc	232,005	0.1
33,901	CNH Industrial NV	438,580	0.1
65,364	Compass Group PLC	1,376,688	0.4
6,698	CRH PLC – London	240,610	0.1
4,399	Derwent London PLC	108,872	0.0
48,916	Diageo PLC	2,013,020	0.6
111,180	DS Smith PLC	370,778	0.1
19,270	Experian PLC	614,430	0.2
14,801	Ferguson PLC	1,614,181	0.5
111,069	GSK PLC	1,819,436	0.5
97,500	HSBC Holdings PLC	500,376	0.2
54,571	IG Group Holdings PLC	497,758	0.2
141,940	Imperial Brands PLC	3,457,537	1.0
55,846	Land Securities Group PLC	365,171	0.1
171,232	Man Group PLC/Jersey	425,959	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
16,216	Mondi PLC	$272,080	0.1
73,542	National Grid PLC	801,251	0.2
6,317	Reckitt Benckiser Group PLC	419,222	0.1
75,344	Relx PLC (GBP Exchange)	2,023,781	0.6
35,096	Rightmove PLC	197,633	0.1
67,595	Rio Tinto PLC	3,532,633	1.1
104,960	RS GROUP PLC	1,154,922	0.3
144,830	Segro PLC	1,303,473	0.4
27,471	Smiths Group PLC	492,076	0.1
66,440	SSE PLC	1,187,344	0.4
346,387	Tesco PLC	855,538	0.3
56,417	The Sage Group PLC	470,222	0.1
27,541	Unilever PLC – ULVRL	1,251,861	0.4
1,014,249	Vodafone Group PLC	1,184,039	0.4
74,000	WPP PLC	651,212	0.2
		41,640,679	12.4
	Total Common Stock (Cost $375,256,458)	328,694,000	97.8
EXCHANGE-TRADED FUNDS: 0.4%
24,034 (1)	iShares MSCI EAFE ETF	1,425,456	0.4
	Total Exchange-Traded Funds (Cost $1,402,251)	1,425,456	0.4
PREFERRED STOCK: 0.2%
	Brazil: 0.2%
66,800	Itau Unibanco Holding S.A.	392,356	0.1
27,100	Petroleo Brasileiro SA	156,341	0.1
	Total Preferred Stock (Cost $466,974)	548,697	0.2
	Total Long-Term Investments (Cost $377,125,683)	330,668,153	98.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Repurchase Agreements: 1.8%
1,412,192 (5)	Bank of America Inc., Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $1,412,310, collateralized by various U.S. Government Agency Obligations, 0.010%-5.500%, Market Value plus accrued interest $1,440,436, due 02/25/32-01/01/61)	1,412,192	0.4

See Accompanying Notes to Financial Statements
66

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
416,897 (5)	Citigroup, Inc., Repurchase Agreement dated 10/31/22, 3.00%, due 11/01/22 (Repurchase Amount $416,931, collateralized by various U.S. Government Securities, 0.125%-4.375%, Market Value plus accrued interest $425,484, due 11/15/31-02/15/52)	$416,897	0.2
1,412,192 (5)	Daiwa Capital Markets, Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $1,412,310, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.625%, Market Value plus accrued interest $1,440,436, due 11/01/22-11/01/52)	1,412,192	0.4
1,412,192 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/22, 3.05%, due 11/01/22 (Repurchase Amount $1,412,310, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.500%-5.000%, Market Value plus accrued interest $1,440,436, due 02/28/26-10/20/52)	1,412,192	0.4
1,412,192 (5)	Truist Securities Inc., Repurchase Agreement dated 10/31/22, 3.07%, due 11/01/22 (Repurchase Amount $1,412,311, collateralized by various U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $1,440,436, due 01/01/30-10/01/52)	1,412,192	0.4
	Total Repurchase Agreements (Cost $6,065,665)	6,065,665	1.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
6,471,000 (6)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 3.090% (Cost $6,471,000)	$6,471,000	1.9
	Total Short-Term Investments (Cost $12,536,665)	12,536,665	3.7
	Total Investments in Securities (Cost $389,662,348)	$343,204,818	102.1
	Liabilities in Excess of Other Assets	(7,007,538)	(2.1)
	Net Assets	$336,197,280	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of October 31, 2022.

See Accompanying Notes to Financial Statements
67

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2022 (continued)

Sector Diversification	Percentage of Net Assets
Industrials	17.2%
Financials	13.8
Consumer Staples	11.3
Consumer Discretionary	10.1
Materials	9.8
Health Care	8.2
Communication Services	6.6
Utilities	5.8
Sector Diversification	Percentage of Net Assets
Information Technology	5.5
Energy	5.4
Real Estate	4.3
Exchange-Traded Funds	0.4
Short-Term Investments	3.7
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Asset Table
Investments, at fair value
Common Stock
Australia	$1,424,236	$28,761,959	$—	$30,186,195
Austria	—	1,551,938	—	1,551,938
Belgium	—	2,236,292	—	2,236,292
Brazil	1,063,231	—	—	1,063,231
Canada	18,840,236	—	—	18,840,236
China	928,312	4,272,333	—	5,200,645
Denmark	—	7,106,226	—	7,106,226
Finland	—	6,434,212	—	6,434,212
France	—	20,054,760	—	20,054,760
Germany	—	14,268,832	—	14,268,832
Hong Kong	883,940	4,436,891	—	5,320,831
India	722,363	2,481,336	—	3,203,699
Indonesia	—	763,907	—	763,907
Ireland	—	1,412,820	—	1,412,820
Israel	467,586	3,764,270	—	4,231,856
Italy	—	4,833,267	—	4,833,267
Japan	—	75,114,508	—	75,114,508
Mexico	437,151	—	—	437,151
Netherlands	638,544	14,828,313	—	15,466,857
New Zealand	—	1,102,121	—	1,102,121
Norway	—	2,675,779	—	2,675,779
Philippines	—	171,564	—	171,564
Poland	—	354,301	—	354,301
Portugal	—	1,860,033	—	1,860,033
Qatar	—	283,255	—	283,255
Russia(1)	—	—	—	—
Saudi Arabia	—	1,400,386	—	1,400,386
See Accompanying Notes to Financial Statements
68

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2022 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Singapore	171,197	7,554,497	—	7,725,694
South Korea	—	5,678,425	—	5,678,425
Spain	—	5,540,116	—	5,540,116
Sweden	—	15,009,579	—	15,009,579
Switzerland	24,164	24,781,407	—	24,805,571
Taiwan	—	2,326,338	—	2,326,338
Thailand	—	126,453	—	126,453
United Arab Emirates	—	266,243	—	266,243
United Kingdom	121,841	41,518,838	—	41,640,679
Total Common Stock	25,722,801	302,971,199	—	328,694,000
Exchange-Traded Funds	1,425,456	—	—	1,425,456
Preferred Stock	548,697	—	—	548,697
Short-Term Investments	6,471,000	6,065,665	—	12,536,665
Total Investments, at fair value	$34,167,954	$309,036,864	$—	$343,204,818
Other Financial Instruments+
Futures	31,079	—	—	31,079
Total Assets	$34,199,033	$309,036,864	$—	$343,235,897
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(64)	$—	$(64)
Total Liabilities	$—	$(64)	$—	$(64)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

(1)
Russian securities were fair valued at $0.

At October 31, 2022, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Factors Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ILS 134,000	USD 37,924	The Bank of New York Mellon	11/02/22	$(1)
PLN 40,000	USD 8,439	The Bank of New York Mellon	11/02/22	(61)
ILS 2,000	USD 568	The Bank of New York Mellon	11/03/22	(2)
				$(64)
See Accompanying Notes to Financial Statements
69

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2022 (continued)

At October 31, 2022, the following futures contracts were outstanding for Voya Multi-Manager International Factors Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
MSCI EAFE Index	41	12/16/22	$3,599,595	$31,079
			$3,599,595	$31,079
Currency Abbreviations
ILS – Israeli New Shekel
PLN – Polish Zloty
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$31,079
Total Asset Derivatives		$31,079
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$64
Total Liability Derivatives		$64

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(944,878)	$(944,878)
Foreign exchange contracts	(111,135)	—	(111,135)
Total	$(111,135)	$(944,878)	$(1,056,013)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$5,754	$5,754
Foreign exchange contracts	(64)	—	(64)
Total	$(64)	$5,754	$5,690
See Accompanying Notes to Financial Statements
70

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2022 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2022:
The Bank of New York Mellon
Liabilities:
Forward foreign currency contracts	$64
Total Liabilities	$64
Net OTC derivative instruments by counterparty, at fair value	$(64)
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$(64)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $397,675,080.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$6,555,450
Gross Unrealized Depreciation	(60,797,195)
Net Unrealized Depreciation	$(54,241,745)
See Accompanying Notes to Financial Statements
71

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2022 were as follows:
Fund Name	Type	Per Share Amount
Voya International High Dividend Low Volatility Fund
Class A	NII	$0.3695
Class I	NII	$0.3925
Class R6	NII	$0.3883
Voya Multi-Manager Emerging Markets Equity Fund
Class A	NII	$0.2454
Class C	NII	$0.0209
Class I	NII	$0.2997
Class P	NII	$0.2996
Class P3	NII	$0.2993
Class R	NII	$0.2128
Class W	NII	$0.2866
All Classes	STCG	$0.4481
All Classes	LTCG	$1.5481
Voya Multi-Manager International Equity Fund
Class I	NII	$0.1971
Class P3	NII	$0.1968
All Classes	STCG	$1.0719
All Classes	LTCG	$1.3578
Voya Multi-Manager International Factors Fund
Class I	NII	$0.4628
Class P3	NII	$0.4627
Class W	NII	$0.4629
All Classes	STCG	$0.3022
All Classes	LTCG	$0.7934

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended October 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Multi-Manager Emerging Markets Equity Fund	0.24%
Voya Multi-Manager International Equity Fund	0.18%
For the year ended October 31, 2022, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya International High Dividend Low Volatility Fund	100.00%
Voya Multi-Manager Emerging Markets Equity Fund	38.25%
Voya Multi-Manager International Equity Fund	20.16%
Voya Multi-Manager International Factors Fund	39.65%
72

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Multi-Manager Emerging Markets Equity Fund	$53,706,086
Voya Multi-Manager International Equity Fund	$54,692,799
Voya Multi-Manager International Factors Fund	$33,535,838
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya International High Dividend Low Volatility Fund	$50,267	$0.0453	97.71%
Voya Multi-Manager Emerging Markets Equity Fund	$1,898,039	$0.0464	51.58%
Voya Multi-Manager International Equity Fund	$1,183,934	$0.0296	20.69%
Voya Multi-Manager International Factors Fund	$1,547,789	$0.0348	47.96%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
73

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	129	RSR Partners, Inc, (2016 – Present); board member of other investment companies in the Fund Complex (July 2007 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	129	Board member of other investment companies in the Fund Complex (November 1997 – Present).
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	129	The Royce Funds (22 funds) (December 2009 – Present); board member of other investment companies in the Voya family of funds (January 2006 – Present); Wisconsin Energy Corporation (June 2006 – Present); AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 – Present	Retired.	129	Board member of other investment companies in the Voya family of funds (August 2015 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	129	Board member of other investment companies in the Voya family of funds (January 2003 – Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	129	Centerra Gold Inc. (May 2008 – Present); board member of other investment companies in the Voya family of funds (January 2006 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 – Present	Retired.	129	Board member of other investment companies in the Voya family of funds (October 2015 – Present).
74

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Trustee	July 2018 – Present	President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 –
Present); Chief Executive Officer, Voya family of funds (September 2022 –
Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); President, Voya family of funds (March 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 –
			Present). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – September 2022); Director, Voya Funds Services, LLC (March 2018 – September 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	129	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2022.

75

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Chief Executive Officer President	September 2022 – Present March 2018 – Present	President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Chief Executive Officer, Voya family of funds (September 2022 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); President, Voya family of funds (March 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – September 2022); Director, Voya Funds Services, LLC (March 2018 – September 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 –
August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya family of funds and Voya Investments, LLC (March 2020 –
Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Executive Vice President, Voya family of funds (March 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022 – Present	Chief Compliance Officer, Voya family of funds (December 2022 – Present); Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Brighthouse Financial, Inc. – Head of Funds Compliance; Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present); Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary, Voya family of funds (March 2005 –
Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present); Senior Vice President, Voya family of funds (November 2003 – Present).
76

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 – Present	Senior Vice President, Voya family of funds (June 2022 –
Present); Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya family of funds (September 2014 – June 2022); Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Senior Vice President, Voya family of funds (June 2022 –
Present); Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 –
Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present);. Formerly, Vice President, Voya family of funds (March 2018 – June 2022); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 –
February 2018).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 –
Present); Senior Vice President, Voya family of funds (May 2006 – President); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President, Voya family of funds (June 2022 – Present); Secretary, Voya family of funds (September 2020 – Present); Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Assistant Secretary, Voya family of funds (January 2020 – September 2020); Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 –
Present); Vice President, Principal Accounting Officer and Treasurer, Voya family of funds (September 2012 – Present); Vice President, Voya Funds Services, LLC (July 2012 –
Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present), Voya family of funds and Voya Funds Services, LLC (September 2004 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	May 1999 – Present	Vice President, Voya family of funds (November 1997 – Present); Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya family of funds (September 2012 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
77

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	June 2022 – Present	Vice President, Voya family of funds (June 2022 – Present); Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 –
Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present); Vice President, Voya family of funds (May 2013 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Assistant Secretary, Voya family of funds (June 2022 – Present); Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Assistant Secretary, Voya family of funds (June 2022 – Present); Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 –
Present); Anti-Money Laundering Officer, Voya family of funds (June 2018 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present);. Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

78

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166210         (1022-122222)

Annual Report
October 31, 2022
Classes A, C, I, R, R6 and W
Global Fund-of-Funds
■
Voya Global Diversified Payment Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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Sign up now for on-line prospectuses, fund reports, and proxy statements.
Just go to individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
S&P Target Risk® Moderate Index Total Return	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
1

Voya Global Diversified Payment Fund	Portfolio Managers’ Report

Target Allocations as of October 31, 2022(1) (as a percentage of net assets)

U.S. Large Cap Equities	33.0%
U.S. Mid Cap Equities	4.0%
U.S. Small Cap Equities	5.0%
International Developed	20.0%
Emerging Markets	3.0%
Global Real Estate	5.0%
Cash	2.0%
Core Fixed Income	8.0%
Global Bonds	7.0%
Senior Loans	3.0%
U.S. High Yield Bonds	10.0%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
Voya Global Diversified Payment Fund’s (the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund primarily invests in a combination of other Voya mutual funds in accordance with target allocations. The Fund may also invest in other unaffiliated investment companies (collectively, with Voya mutual funds, referred to as the “Underlying Funds”). The Fund is managed by Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund’s MPP is designed to provide 12 level monthly payments throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets to Underlying Funds representing different asset classes and investments, the performance of the Fund’s other investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. The Fund may, under its MPP, return capital to a shareholder which will decrease the shareholder’s cost basis in the Fund and will affect the amount of any capital gain or loss that a shareholder realizes when selling or exchanging Fund shares. Any redemption you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.
Performance: For the year ended October 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -19.84% compared to the S&P Target Risk® Moderate Index, the Global Diversified Payment Composite Index(1), (“GDP Composite Index”), and the 60% MSCI All Country World IndexSM/ 40% Bloomberg U.S. Aggregate Bond Index, which returned -16.41%, -17.14%, and -18.04% respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the S&P Target Risk® Moderate Index, its primary prospectus benchmark, and the GDP Composite Index. Asset allocation was the main detractor from excess returns. Underlying Fund selection and alternative strategies were also drags on performance, but the Fund’s option overlay was a contributor. The Fund attempts to outperform the GDP Composite index through tactical asset allocation, i.e., deviating from the GDP Composite Index weightings over the short- and medium-term. Tactical asset allocation trades occur as a result of fundamental and alternative strategies. Over the trailing one-year period, both fundamental and alternative tactical asset allocation effects detracted from returns. From a fundamental tactical asset allocation standpoint, the biggest challenges were an overweight to equities and duration. An underweight to high yield (“HY”) was also a detractor. An overweight to US assets and an underweight to European equities were beneficial.
With inflation spiraling out of control and central bankers rapidly raising rates in an attempt to reign it in, capital markets have to date experienced one of their worst years on records with both broad equity and debt benchmarks down double-digits. There have been few places to hide, leaving investors in balanced portfolios uncomfortably exposed to the historic drawdown. While overweights to stocks were trimmed at the beginning of the first quarter and later eliminated, the pace of the selloff hurt the Fund’s tactical tilt toward stocks early in the year. The swift increase in rates also hit the Fund’s overweight to duration, which usually provides some ballast during risk-off periods, but only added to pain during the inflation driven bear market. Also, somewhat atypical during a steep downturn, HY bonds outperformed higher quality credit for most of the last 12 months. While spreads did widen and HY is down from levels last year, the generally shorter maturities of HY left them less exposed to rate moves — the main macro performance driver — than their longer duration investment grade counterparts. As a result, the Fund’s underweight to HY hurt. On the plus side, the Fund’s preference for US over non-US helped. The United States has been and continues to be the favorite region given the relatively insulated economic and geopolitical position, strong currency and generally healthier companies. Also helpful was light exposure to Europe, as unabating geopolitical turmoil pushed Eurozone inflation over 10%, exacerbating a persistently strong US dollar, which has only made the situation more challenging for Europe and investors in non-US assets.
The impact from alternative tactical asset allocation strategies, was also negative over the period. While the tactical currency strategy produced positive alpha, the cross-asset relative value strategy returns were negative over the last year and more than offset tactical currency.
The Fund also attempts to outperform through the selection of Underlying Funds, which represent the various asset classes within the GDP Composite Index. Underlying Funds detracted from performance relative to the GDP Composite Index for the period. The underlying funds with the largest outperformance relative to their respective benchmarks were Voya U.S. High Dividend Low Volatility, Voya Large Cap Value and Voya Multi-Manager Mid Cap Value Funds. The largest underperformers were Voya Multi-Manager International Equity, Voya Floating Rate and Voya Multi-Manager Emerging Markets Equity Funds.

2

Portfolio Managers’ Report	Voya Global Diversified Payment Fund

The Fund’s option overlay strategy is designed to support the monthly payment through premium generation and provide some downside protection if an underlying asset sells off substantially. This strategy seeks to accomplish these objectives through two sub-strategies. The first piece involves earning the volatility risk premium by selling options while hedging the delta exposure, in effect removing negative equity beta. The second leg provides downside protection. This involves buying puts and put spreads or selling calls and call spreads. These positions should add to performance when equities fall. Over the last year, the option overlay was a tailwind, with the volatility premium capture leg contributing the most.
Current Strategy and Outlook: In our opinion, hawkish US Federal Reserve action is likely to result in a shallow but potentially prolonged recession. The drastic tightening of financial conditions driven by short rates rising at a historically extreme velocity is now being felt in all areas of the economy. Conditions are on course to worsen before they get better. Yet, labor markets remain strong, with demand for workers continuing to surpass supply and providing a key buffer to economic weakness. In terms of asset pricing, interest rates have been, and will continue to be, in the driver’s seat. Housing is among the assets showing signs of softness due to rate rises after several years of extremely strong demand and price increases. Home affordability has fallen to the lowest levels since 2006. In response, home builder sentiment and new and existing home sales have plummeted. We believe this weakness in housing should flow through to the “shelter” component of the Consumer Price Index, tugging down inflation along with energy and other commodities.
The dollar is soaring as the US central bank has proven to be far more hawkish than those of other developed countries. Since the Fed has repeatedly reiterated its interest in curbing inflation with strict monetary policy, the dollar has become a high-yielding currency. We expect it to remain strong, though we think it is overbought on some technical measures and could be due for a short-term correction. The European Central Bank is plotting a less aggressive course, Japan has stood by its extremely accommodative policies and the Bank of England recently announced that it would buy “unlimited” Gilts to maintain low rates in light of an epic fiscal policy blunder by the newly installed UK administration. We believe that dollar strength is evidence of the relative safety and stability offered by the United States and serves as one of the reasons we continue to prefer it over other regions in this period of heightened volatility. With US interest rates rising along with the dollar, we see inflation falling faster and farther than the consensus.

*
Please see the Fund’s “Additional Information” section regarding the MPP.

(1)
The Global Diversified Payment Composite index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund can be compared. As of October 31, 2022, the index allocation was approximately: 15% of the S&P 500® index, 7.5% of the Russell 1000® Growth index, 10.5% of the Russell 1000® Value index, 4% of the Russell Midcap® index, 3% of the Russell 2000® index, 20% of the MSCI EAFE® index, 3% of the MSCI Emerging Markets index, 5% of the FTSE EPRA NAREIT Developed index, 8% of the Bloomberg U.S. Aggregate Bond index, 10% of the Bloomberg High Yield Bond index, 7% of the Bloomberg Global Aggregate index, 3% of the S&P/LSTA Leveraged Loan index, 2% of the Bloomberg U.S. TIPS index, and 2% of the Citigroup Three-Month U.S. Treasury Bill index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
3

Voya Global Diversified Payment Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2022
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-24.44%	-0.13%	3.00%
Class C(2)	-21.18%	-0.28%	2.82%
Class I	-19.70%	1.31%	3.89%
Class R	-20.17%	0.81%	3.37%
Class R6(3)	-19.60%	1.31%	3.89%
Class W	-19.67%	1.29%	3.86%
Excluding Sales Charge:
Class A	-19.84%	1.05%	3.62%
Class C	-20.46%	0.28%	2.82%
Class I	-19.70%	1.31%	3.89%
Class R	-20.17%	0.81%	3.37%
Class R6(3)	-19.60%	1.31%	3.89%
Class W	-19.67%	1.29%	3.86%
S&P Target Risk® Moderate Index	-16.41%	2.08%	4.15%
60% MSCI All Country World IndexSM/40% Bloomberg U.S. Aggregate Bond Index	-18.04%	3.22%	5.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Diversified Payment Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return.

(3)
Class R6 incepted on February 28, 2018. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

4

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended October 31, 2022**	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended October 31, 2022**
Class A	$1,000.00	$902.40	0.69%	$3.31	$1,000.00	$1,021.73	0.69%	$3.52
Class C	1,000.00	898.70	1.44	6.89	1,000.00	1,017.95	1.44	7.32
Class I	1,000.00	902.10	0.38	1.82	1,000.00	1,023.29	0.38	1.94
Class R	1,000.00	899.70	0.94	4.50	1,000.00	1,020.47	0.94	4.79
Class R6	1,000.00	903.40	0.38	1.82	1,000.00	1,023.29	0.38	1.94
Class W	1,000.00	903.00	0.44	2.11	1,000.00	1,022.99	0.44	2.24

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Diversified Payment Fund and the Board of Trustees of Voya Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Global Diversified Payment Fund (the “Fund”) (one of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Mutual Funds) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the two-year period ended October 31, 2019, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
December 22, 2022
6

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2022

ASSETS:
Investments in securities at fair value*	$30,394
Investments in affiliated underlying funds at fair value**	189,803,797
Investments in unaffiliated underlying funds at fair value***	97,343,649
Short-term investments at fair value†	538,716
Cash collateral for futures contracts	2,599,999
Cash pledged as collateral for OTC derivatives (Note 2)	680,000
Receivables:
Investment securities sold	464,683
Fund shares sold	38,808
Dividends	2,743
Variation margin on futures contracts	360,168
Unrealized appreciation on forward foreign currency contracts	651,827
Upfront payments paid on OTC swap agreements	1,418
Unrealized appreciation on OTC swap agreements	93,149
Prepaid expenses	12,814
Other assets	12,508
Total assets	292,634,673
LIABILITIES:
Income distribution payable	41,215
Payable for investment securities purchased	1,196,342
Payable for fund shares redeemed	1,667,837
Payable to broker	20,000
Unrealized depreciation on forward foreign currency contracts	348,805
Unrealized depreciation on OTC swap agreements	37,777
Payable for investment management fees	125,871
Payable for distribution and shareholder service fees	69,870
Payable to trustees under the deferred compensation plan (Note 6)	12,508
Payable for trustee fees	883
Other accrued expenses and liabilities	428,480
Written options, at fair value^	388,305
Total liabilities	4,337,893
NET ASSETS	$288,296,780
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$359,303,772
Total distributable loss	(71,006,992)
NET ASSETS	$288,296,780
* Cost of investments in securities	$30,394
** Cost of investments in affiliated underlying funds	$244,475,462
*** Cost of investments in unaffiliated underlying funds	$111,715,861
† Cost of short-term investments	$538,716
^ Premiums received on written options	$388,305
See Accompanying Notes to Financial Statements
7

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2022 (continued)

Class A
Net assets	$157,046,179
Shares authorized	unlimited
Par value	$—
Shares outstanding	25,849,189
Net asset value and redemption price per share†	$6.08
Maximum offering price per share (5.75%)(1)	$6.45
Class C
Net assets	$43,310,890
Shares authorized	unlimited
Par value	$—
Shares outstanding	6,852,188
Net asset value and redemption price per share†	$6.32
Class I
Net assets	$68,160,440
Shares authorized	unlimited
Par value	$—
Shares outstanding	11,296,313
Net asset value and redemption price per share	$6.03
Class R
Net assets	$138,405
Shares authorized	unlimited
Par value	$—
Shares outstanding	22,671
Net asset value and redemption price per share	$6.10
Class R6
Net assets	$98,764
Shares authorized	unlimited
Par value	$—
Shares outstanding	16,374
Net asset value and redemption price per share	$6.03
Class W
Net assets	$19,542,102
Shares authorized	unlimited
Par value	$—
Shares outstanding	3,255,051
Net asset value and redemption price per share	$6.00

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
8

STATEMENT OF OPERATIONS for the year ended October 31, 2022

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$6,334,674
Dividends from unaffiliated underlying funds	2,160,944
Total investment income	8,495,618
EXPENSES:
Investment management fees	1,005,314
Distribution and shareholder service fees:
Class A	452,894
Class C	616,542
Class R	1,218
Transfer agent fees:
Class A	111,751
Class C	37,807
Class I	56,735
Class R	148
Class R6	71
Class W	15,593
Shareholder reporting expense	61,280
Registration fees	96,645
Professional fees	63,875
Custody and accounting expense	67,890
Trustee fees	8,832
Miscellaneous expense	31,352
Interest expense	1,239
Total expenses	2,629,186
Waived and reimbursed fees	(54,347)
Net expenses	2,574,839
Net investment income	5,920,779
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	23,748
Sale of affiliated underlying funds	(5,279,186)
Sale of unaffiliated underlying funds	6,727,621
Capital gain distributions from affiliated underlying funds	21,448,332
Forward foreign currency contracts	(88,882)
Foreign currency related transactions	1,098,752
Futures	(668,804)
Swaps	(2,790,094)
Written options	1,858,027
Net realized gain	22,329,514
Net change in unrealized appreciation (depreciation) on:
Investments	(55,372)
Affiliated underlying funds	(70,036,771)
Unaffiliated underlying funds	(34,156,884)
Forward foreign currency contracts	(757,688)
Foreign currency related transactions	164
Futures	(1,316,329)
Swaps	990,973
Net change in unrealized appreciation (depreciation)	(105,331,907)
Net realized and unrealized loss	(83,002,393)
Decrease in net assets resulting from operations	$(77,081,614)
See Accompanying Notes to Financial Statements
9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
FROM OPERATIONS:
Net investment income	$5,920,779	$5,197,947
Net realized gain	22,329,514	32,162,100
Net change in unrealized appreciation (depreciation)	(105,331,907)	43,165,680
Increase (decrease) in net assets resulting from operations	(77,081,614)	80,525,727
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(21,883,610)	(9,737,765)
Class C	(7,103,335)	(4,211,982)
Class I	(10,699,589)	(5,506,902)
Class R	(29,490)	(14,299)
Class R6	(13,241)	(6,088)
Class W	(3,347,338)	(1,996,127)
Return of capital:
Class A	(168,912)	—
Class C	(51,784)	—
Class I	(77,601)	—
Class R	(211)	—
Class R6	(102)	—
Class W	(22,355)	—
Total distributions	(43,397,568)	(21,473,163)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	62,345,210	56,815,784
Reinvestment of distributions	42,529,272	20,913,843
	104,874,482	77,729,627
Cost of shares redeemed	(104,788,286)	(82,561,537)
Net increase (decrease) in net assets resulting from capital share transactions	86,196	(4,831,910)
Net increase (decrease) in net assets	(120,392,986)	54,220,654
NET ASSETS:
Beginning of year or period	408,689,766	354,469,112
End of year or period	$288,296,780	$408,689,766

See Accompanying Notes to Financial Statements
10

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
10-31-22	8.53	0.12•	(1.66)	(1.54)	0.28	0.62	0.01	0.91	—	6.08	(19.84)	0.69	0.69	0.69	1.66	157,046	44
10-31-21	7.30	0.11•	1.58	1.69	0.46	—	—	0.46	—	8.53	23.41	0.69	0.60	0.60	1.35	191,360	33
10-31-20	7.68	0.17	(0.09)	0.08	0.21	—	0.25	0.46	—	7.30	1.19	0.66	0.60	0.60	2.27	151,538	30
10-31-19	7.71	0.17	0.46	0.63	0.09	0.35	0.22	0.66	—	7.68	8.64	0.62	0.62	0.62	2.09	172,864	44
10-31-18	8.41	0.17	(0.41)	(0.24)	0.20	0.09	0.17	0.46	—	7.71	(3.12)	0.62	0.62	0.62	1.94	176,765	80
Class C
10-31-22	8.84	0.08•	(1.74)	(1.66)	0.23	0.62	0.01	0.86	—	6.32	(20.46)	1.44	1.44	1.44	1.04	43,311	44
10-31-21	7.57	0.06•	1.62	1.68	0.41	—	—	0.41	—	8.84	22.42	1.44	1.35	1.35	0.67	84,713	33
10-31-20	7.95	0.12	(0.09)	0.03	0.16	—	0.25	0.41	—	7.57	0.51	1.41	1.35	1.35	1.59	86,216	30
10-31-19	7.98	0.11	0.47	0.58	0.04	0.35	0.22	0.61	—	7.95	7.69	1.37	1.37	1.37	1.39	114,650	44
10-31-18	8.70	0.10	(0.41)	(0.31)	0.15	0.09	0.17	0.41	—	7.98	(3.79)	1.37	1.37	1.37	1.23	139,261	80
Class I
10-31-22	8.48	0.15•	(1.67)	(1.52)	0.30	0.62	0.01	0.93	—	6.03	(19.70)	0.45	0.38	0.38	2.03	68,160	44
10-31-21	7.26	0.14•	1.56	1.70	0.48	—	—	0.48	—	8.48	23.76	0.44	0.29	0.29	1.69	98,557	33
10-31-20	7.64	0.19	(0.09)	0.10	0.23	—	0.25	0.48	—	7.26	1.53	0.41	0.32	0.32	2.59	84,083	30
10-31-19	7.68	0.19	0.45	0.64	0.11	0.35	0.22	0.68	—	7.64	8.88	0.38	0.38	0.38	2.38	103,731	44
10-31-18	8.38	0.19	(0.41)	(0.22)	0.22	0.09	0.17	0.48	—	7.68	(2.86)	0.33	0.36	0.36	2.21	122,271	80
Class R
10-31-22	8.56	0.11•	(1.69)	(1.58)	0.25	0.62	0.01	0.88	—	6.10	(20.17)	0.94	0.94	0.94	1.53	138	44
10-31-21	7.32	0.09•	1.58	1.67	0.43	—	—	0.43	—	8.56	23.13	0.94	0.85	0.85	1.07	296	33
10-31-20	7.69	0.15	(0.08)	0.07	0.19	—	0.25	0.44	—	7.32	0.99	0.91	0.85	0.85	2.12	282	30
10-31-19	7.71	0.14	0.47	0.61	0.06	0.35	0.22	0.63	—	7.69	8.44	0.87	0.87	0.87	1.78	353	44
10-31-18	8.40	0.14	(0.40)	(0.26)	0.17	0.09	0.17	0.43	—	7.71	(3.29)	0.87	0.87	0.87	1.82	280	80
Class R6
10-31-22	8.47	0.14•	(1.65)	(1.51)	0.30	0.62	0.01	0.93	—	6.03	(19.60)	0.45	0.38	0.38	1.94	99	44
10-31-21	7.26	0.12•	1.57	1.69	0.48	—	—	0.48	—	8.47	23.62	1.05	0.29	0.29	1.40	119	33
10-31-20	7.64	0.19	(0.09)	0.10	0.23	—	0.25	0.48	—	7.26	1.53	1.02	0.32	0.32	2.38	64	30
10-31-19	7.69	0.15•	0.48	0.63	0.11	0.35	0.22	0.68	—	7.64	8.74	0.98	0.38	0.38	1.95	45	44
02-28-18(5) - 10-31-18	8.32	0.08•	(0.39)	(0.31)	0.15	—	0.17	0.32	—	7.69	(3.86)	0.91	0.38	0.38	1.51	3	80
Class W
10-31-22	8.44	0.15•	(1.66)	(1.51)	0.30	0.62	0.01	0.93	—	6.00	(19.67)	0.44	0.44	0.44	2.14	19,542	44
10-31-21	7.24	0.14•	1.54	1.68	0.48	—	—	0.48	—	8.44	23.54	0.44	0.35	0.35	1.66	33,646	33
10-31-20	7.62	0.18	(0.08)	0.10	0.23	—	0.25	0.48	—	7.24	1.54	0.41	0.35	0.35	2.50	32,287	30
10-31-19	7.67	0.18	0.45	0.63	0.11	0.35	0.22	0.68	—	7.62	8.76	0.37	0.37	0.37	2.36	34,984	44
10-31-18	8.36	0.18	(0.39)	(0.21)	0.22	0.09	0.17	0.48	—	7.67	(2.74)	0.37	0.37	0.37	2.22	37,285	80

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of the Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
11

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are ten separate active investment series. This report is for Voya Global Diversified Payment Fund (“Global Diversified Payment” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security,

12

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

13

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it

14

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2022, the maximum amount of loss that the Fund would incur if its counterparties failed to perform would be $776,226 which represents the gross payments to be received on open purchased OTC options, forward foreign currency contracts and total return swaps were they to be unwound as of October 31, 2022. There was no collateral pledged to the Fund at October 31, 2022.
The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties.

15

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
The Fund had a liability position of $774,326 on open forward foreign currency contracts, total return swaps and written OTC options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2022, the Fund could have been required to pay this amount in cash to its counterparties. The Fund pledged $680,000 in cash collateral at October 31, 2022 for its open OTC derivative transactions.
G.  Forward Foreign Currency Transactions and Futures Contracts. The Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended October 31, 2022, the Fund entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund used forward foreign currency contracts as part of its tactical currency strategy.
During the year ended October 31, 2022, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $45,907,179 and $45,841,641, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at October 31, 2022.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2022, the Fund used futures to enact tactical positions and to provide the Fund with greater liquidity. The Fund had purchased and sold futures contracts on various equity indices. The Fund also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2022, the Fund had an average notional value on futures contracts purchased and sold of $40,231,376 and $41,068,441, respectively. Please refer to the tables within the Portfolio of Investments for open futures at October 31, 2022.

16

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended October 31, 2022, the Fund has purchased and written options on equity indices in an attempt to manage the Fund’s exposure to a certain equity market and to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated Underlying Funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated Underlying Funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated Underlying Funds during periods of declining markets.
During the year ended October 31, 2022, the Fund had an average notional value on purchased and written equity options of $4,959,991 and $24,920,548, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written equity options at October 31, 2022.
I. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by the Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. The Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that

17

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations. Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. The Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
For the year ended October 31, 2022, the Fund entered into total return swaps on custom equity indices with an average notional amount of $14,079,421 and $60,053,064 on receiver and payer total return swaps, respectively. Please refer to the tables within the Portfolio of Investments for open total return swaps at October 31, 2022.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2022, the cost of purchases and the proceeds from sales of investments, excluding short-term securities, were: $154,001,774 and $187,548,548, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.40% of the Fund’s average daily net assets invested in unaffiliated Underlying Funds or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except Class I, Class R6 and Class W) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any

18

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R shares pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2022, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$40,894	$—
Contingent Deferred Sales Charges:	1,148	2,802
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2022, the following affiliated investment company owned more than 5% of the Fund:
Affiliated Investment Company	Percentage
Voya Institutional Trust Company	5.59%
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in the Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended October 31, 2022, the per account fees for affiliated recordkeeping services paid by the Fund were $11,858.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below(1):
Class A	Class C	Class I	Class R	Class R6	Class W
1.16%	1.91%	0.85%	1.41%	0.85%	0.91%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of October 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates, are as follows:
October 31,
2023	2024	2025	Total
$223,374	$332,840	$—	$556,214
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of October 31, 2022, are as follows:
	October 31,
	2023	2024	2025	Total
Class I	$33,227	$63,722	$54,271	$151,220
Class R6	316	626	76	1,018
The Expense Limitation Agreement is contractual through March 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 13, 2022, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or

19

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 8 — LINE OF CREDIT (continued)

sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the year ended October 31, 2022 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
15	$1,135,000	2.62%

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
10/31/2022	5,561,593	—	2,842,996	(4,999,758)	3,404,831	41,574,283	—	21,374,013	(35,375,654)	27,572,642
10/31/2021	4,232,207	—	1,116,347	(3,664,359)	1,684,195	35,529,633	—	9,299,997	(30,529,183)	14,300,447
Class C
10/31/2022	468,211	—	897,284	(4,096,732)	(2,731,237)	3,632,991	—	7,113,075	(31,334,547)	(20,588,481)
10/31/2021	490,830	—	481,937	(2,781,231)	(1,808,464)	4,255,954	—	4,155,060	(24,029,927)	(15,618,913)
Class I
10/31/2022	2,284,118	—	1,432,102	(4,046,902)	(330,682)	16,535,613	—	10,713,499	(28,617,066)	(1,367,954)
10/31/2021	1,765,465	—	661,894	(2,385,215)	42,143	14,684,896	—	5,478,177	(19,736,233)	426,840
Class R
10/31/2022	1,732	—	3,875	(17,515)	(11,908)	13,621	—	29,701	(120,636)	(77,314)
10/31/2021	3,641	—	1,712	(9,268)	(3,914)	30,414	—	14,299	(74,708)	(29,996)
Class R6
10/31/2022	8,391	—	1,799	(7,890)	2,300	61,237	—	13,343	(57,315)	17,265
10/31/2021	9,372	—	734	(4,885)	5,221	77,583	—	6,088	(40,898)	42,774
Class W
10/31/2022	74,347	—	437,878	(1,242,713)	(730,488)	527,465	—	3,285,641	(9,283,068)	(5,469,962)
10/31/2021	272,496	—	237,913	(987,392)	(476,983)	2,237,304	—	1,960,222	(8,150,589)	(3,953,062)
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2022:
Paid-In Capital	Distributable Earnings
$111,148	$(111,148)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended October 31, 2022			Year Ended October 31, 2021
Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains
$13,228,565	$29,848,038	$320,965	$8,804,514	$12,668,649
The tax-basis components of distributable earnings as of October 31, 2022 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/(Loss)
$ —	$—	$(71,006,992)	$(71,006,992)
At October 31, 2022, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.

20

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2022, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 12 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

21

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 14 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2022, the Fund declared dividends of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0380	December 1, 2022	November 29, 2022
Class C	$0.0340	December 1, 2022	November 29, 2022
Class I	$0.0400	December 1, 2022	November 29, 2022
Class R	$0.0360	December 1, 2022	November 29, 2022
Class R6	$0.0400	December 1, 2022	November 29, 2022
Class W	$0.0400	December 1, 2022	November 29, 2022
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

22

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 14.2%
55,886	iShares 20+ Year Treasury Bond ETF	$5,371,203	1.8
85,248	iShares Russell 1000 Growth ETF	18,974,500	6.6
57,182	Schwab U.S. TIPS ETF	2,990,047	1.0
144,819	Vanguard Global ex-U.S. Real Estate ETF	5,413,334	1.9
99,597	Vanguard Real Estate ETF	8,264,559	2.9
	Total Exchange-Traded Funds (Cost $52,488,149)	41,013,643	14.2
MUTUAL FUNDS: 85.4%
	Affiliated Investment Companies: 65.8%
1,064,966	Voya Floating Rate Fund - Class I	8,764,667	3.0
2,919,437	Voya Global Bond Fund - Class R6	20,348,478	7.1
903,891	Voya High Yield Bond Fund - Class R6	6,019,915	2.1
4,473,498	Voya Intermediate Bond Fund - Class R6	37,264,234	12.9
1,076,139	Voya Large Cap Value Fund - Class R6	13,613,159	4.7
303,873 (1)	Voya MidCap Opportunities Fund - Class R6	6,180,778	2.2
697,195	Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,584,533	1.9
2,542,458	Voya Multi-Manager International Equity Fund - Class I	20,441,365	7.1
4,672,824	Voya Multi-Manager International Factors Fund - Class I	35,233,091	12.2
650,442	Voya Multi-Manager Mid Cap Value Fund - Class I	6,094,641	2.1
637,697	Voya Short Term Bond Fund - Class R6	5,834,931	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
723,668 (1)	Voya Small Company Fund - Class R6	$9,284,661	3.2
1,366,367	Voya U.S. High Dividend Low Volatility Fund - Class R6	15,139,344	5.3
		189,803,797	65.8

	Unaffiliated Investment Companies: 19.6%
1,313,973	TIAA-CREF S&P 500 Index Fund - Institutional Class	56,330,006	19.6
	Total Mutual Funds (Cost $303,703,174)	246,133,803	85.4
PURCHASED OPTIONS(2): 0.0%
	Total Purchased Options (Cost $30,394)	30,394	0.0
	Total Long-Term Investments (Cost $356,221,717)	287,177,840	99.6
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
538,716 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.870% (Cost $538,716)	538,716	0.2
	Total Short-Term Investments (Cost $538,716)	538,716	0.2
	Total Investments in Securities (Cost $356,760,433)	$287,716,556	99.8
	Assets in Excess of Other Liabilities	580,224	0.2
	Net Assets	$288,296,780	100.0

(1)
Non-income producing security.

(2)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(3)
Rate shown is the 7-day yield as of October 31, 2022.

See Accompanying Notes to Financial Statements
23

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$41,013,643	$—	$—	$41,013,643
Mutual Funds	246,133,803	—	—	246,133,803
Purchased Options	—	30,394	—	30,394
Short-Term Investments	538,716	—	—	538,716
Total Investments, at fair value	$287,686,162	$30,394	$—	$287,716,556
Other Financial Instruments+
Forward Foreign Currency Contracts	—	651,827	—	651,827
Futures	1,958,847	—	—	1,958,847
OTC Swaps	—	94,005	—	94,005
Total Assets	$289,645,009	$776,226	$—	$290,421,235
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(348,805)	$—	$(348,805)
Futures	(1,320,283)	—	—	(1,320,283)
OTC Swaps	—	(37,216)	—	(37,216)
Written Options	—	(388,305)	—	(388,305)
Total Liabilities	$(1,320,283)	$(774,326)	$—	$(2,094,609)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 10/31/21	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 10/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$12,411,899	$726,962	$(3,620,416)	$(753,778)	$8,764,667	$471,309	$(273,870)	$—
Voya Global Bond Fund - Class R6	28,832,501	978,560	(3,209,339)	(6,253,244)	20,348,478	228,685	(78,082)	—
Voya High Yield Bond Fund - Class R6	41,374,501	803,038	(33,289,269)	(2,868,355)	6,019,915	803,049	630,171	—
Voya Intermediate Bond Fund - Class R6	41,331,454	33,033,144	(28,480,698)	(8,619,666)	37,264,234	1,188,625	(1,505,365)	1,250
Voya Large Cap Value Fund - Class R6	18,538,116	2,651,276	(4,624,103)	(2,952,130)	13,613,159	205,697	22,760	2,218,106
Voya MidCap Opportunities Fund - Class R6	8,350,171	2,538,395	(995,095)	(3,712,693)	6,180,778	—	(7,985)	1,343,576
Voya Multi-Manager Emerging Markets Equity Fund - Class I	12,153,925	6,920,989	(8,910,609)	(4,579,772)	5,584,533	250,570	(2,354,318)	1,681,854
Voya Multi-Manager International Equity Fund - Class I	32,730,073	7,830,695	(5,100,414)	(15,018,991)	20,441,365	449,937	(881,313)	5,546,479
Voya Multi-Manager International Factors Fund - Class I	53,072,307	8,300,944	(8,537,680)	(17,602,480)	35,233,091	2,165,196	(750,150)	5,125,735
Voya Multi-Manager Mid Cap Value Fund - Class I	8,165,013	1,373,022	(1,770,949)	(1,672,445)	6,094,641	104,666	(93,139)	1,051,245
Voya Short Term Bond Fund - Class R6	—	7,693,508	(1,562,432)	(296,145)	5,834,931	77,670	(31,914)	—
Voya Small Company Fund - Class R6	—	9,870,832	—	(586,171)	9,284,661	—	—	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	18,563,376	6,077,760	(4,380,891)	(5,120,901)	15,139,344	389,271	44,019	4,480,087
	$275,523,336	$88,799,125	$(104,481,895)	$(70,036,771)	$189,803,797	$6,334,674	$(5,279,186)	$21,448,332
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
24

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2022 (continued)

At October 31, 2022, the following forward foreign currency contracts were outstanding for Voya Global Diversified Payment Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD 13,200,000	USD 8,597,160	The Bank of New York Mellon	11/03/22	$(153,514)
CAD 14,900,000	USD 10,930,365	The Bank of New York Mellon	11/03/22	6,679
GBP 3,600,000	USD 4,073,868	The Bank of New York Mellon	11/03/22	54,732
NZD 7,000,000	USD 3,999,485	The Bank of New York Mellon	11/03/22	70,374
SGD 11,300,000	USD 7,905,415	The Bank of New York Mellon	11/03/22	77,114
USD 8,339,773	EUR 8,500,000	The Bank of New York Mellon	11/03/22	(60,947)
USD 5,367,868	NOK 57,200,000	The Bank of New York Mellon	11/03/22	(134,344)
USD 3,030,095	CHF 3,000,000	The Bank of New York Mellon	11/03/22	33,816
USD 4,704,322	SEK 51,800,000	The Bank of New York Mellon	11/03/22	12,500
USD 13,888,975	JPY 2,005,800,000	The Bank of New York Mellon	11/04/22	396,612
				$303,022
At October 31, 2022, the following futures contracts were outstanding for Voya Global Diversified Payment Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	68	12/16/22	$6,300,200	$(205,854)
MSCI Emerging Markets Index	180	12/16/22	7,682,400	(279,955)
Tokyo Price Index (TOPIX)	73	12/08/22	9,455,463	80,454
U.S. Treasury 2-Year Note	21	12/30/22	4,292,039	(55,019)
U.S. Treasury Ultra Long Bond	42	12/20/22	5,361,562	(779,455)
			$33,091,664	$(1,239,829)
Short Contracts:
MSCI EAFE Index	(34)	12/16/22	(2,985,030)	148,519
S&P 500® E-Mini	(166)	12/16/22	(32,228,900)	1,729,874
			$(35,213,930)	$1,878,393
At October 31, 2022, the following OTC purchased equity options were outstanding for Voya Global Diversified Payment Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
S&P 500® Index	UBS AG	Call	11/30/22	USD 4,104.300	1,136	USD 4,398,569	$30,394	$30,394
							$30,394	$30,394
At October 31, 2022, the following OTC written equity options were outstanding for Voya Global Diversified Payment Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
S&P 500® Index	UBS AG	Call	11/30/22	USD 3,881.660	1,136	USD 4,398,569	$119,201	$(119,201)
S&P 500® Index	UBS AG	Call	11/30/22	USD 3,949.420	2,272	USD 8,797,139	166,266	(166,266)
S&P 500® Index	UBS AG	Call	11/30/22	USD 4,026.860	2,272	USD 8,797,139	102,838	(102,838)
							$388,305	$(388,305)
See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2022 (continued)

At October 31, 2022, the following OTC total return swaps were outstanding for Voya Global Diversified Payment Fund:
Pay/Receive Total Return(1)	Reference Entity	Reference Entity Payment Frequency	(Pay)/ Receive Financing Rate	Floating Rate Payment Frequency	Counterparty	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	JPMorgan JPUSVCO1 Index(2)	Quarterly	(0.06)%	Quarterly	JP Morgan Chase Bank	08/31/23	USD 9,199,997	$70,375	$—	$70,375
Receive	JPMorgan JPUSVCO2 Index(3)	Quarterly	(0.06)%	Quarterly	JP Morgan Chase Bank	08/31/23	USD 15,801,586	(24,947)	—	(24,947)
Receive	Morgan Stanley SPX 1-month Volatility Premium Intraday Hedge Index(4)	Quarterly	0.00%	Quarterly	Morgan Stanley Capital Services	08/31/23	USD 9,199,986	23,630	857	22,774
Receive	Morgan Stanley SPX 2-month Volatility Premium Intraday Hedge Index(5)	Quarterly	0.00%	Quarterly	Morgan Stanley Capital Services	08/31/23	USD 6,801,722	(12,269)	561	(12,830)
								$56,789	$1418	$55,372

(1)
The Fund will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the Fund has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the Fund has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

(2)
The following table represents the individual positions within the total return swap as of October 31, 2022:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/16/22	$3,417,192	37.14%
Written Call Options
S&P 500® Index, Strike Price $3,855, expires 11/18/22	(158,752)	(1.73)%
Cash	5,941,557	64.58%
Total Notional Amount	$9,199,997	100%

(3)
The following table represents the individual positions within the total return swap as of October 31, 2022:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/16/22	$4,776,363	30.23%
Written Call Options
S&P 500® Index, Strike Price $3,940, expires 11/25/22	(204,311)	(1.29)%
Cash	11,229,534	71.08%
Total Notional Amount	$15,801,586	100%

(4)
The following table represents the individual positions within the total return swap as of October 31, 2022:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/16/22	$5,820,907	63.27%
Written Call Options
S&P 500® Index, Strike Price $3,825, expires 11/18/22	(296,514)	(3.22)%
Cash	3,675,593	39.95%
Total Notional Amount	$9,199,986	100%
See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2022 (continued)

(5)
The following table represents the individual positions within the total return swap as of October 31, 2022:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/16/22	$3,291,199	48.39%
Written Call Options
S&P 500® Index, Strike Price $3,765, expires 11/18/22	(19,917)	(0.29)%
S&P 500® Index, Strike Price $3,780, expires 11/18/22	(9,287)	(0.14)%
S&P 500® Index, Strike Price $3,785, expires 11/18/22	(9,093)	(0.13)%
S&P 500® Index, Strike Price $3,800, expires 11/18/22	(8,398)	(0.12)%
S&P 500® Index, Strike Price $3,825, expires 11/18/22	(14,685)	(0.22)%
S&P 500® Index, Strike Price $3,845, expires 11/18/22	(6,637)	(0.10)%
S&P 500® Index, Strike Price $3,850, expires 11/18/22	(6,388)	(0.09)%
S&P 500® Index, Strike Price $3,855, expires 11/18/22	(6,223)	(0.09)%
S&P 500® Index, Strike Price $3,860, expires 11/18/22	(6,099)	(0.09)%
S&P 500® Index, Strike Price $3,865, expires 11/18/22	(5,851)	(0.09)%
S&P 500® Index, Strike Price $3,870, expires 11/18/22	(5,718)	(0.08)%
S&P 500® Index, Strike Price $3,875, expires 11/18/22	(5,592)	(0.08)%
S&P 500® Index, Strike Price $3,895, expires 11/18/22	(4,880)	(0.07)%
S&P 500® Index, Strike Price $3,910, expires 11/18/22	(4,486)	(0.07)%
S&P 500® Index, Strike Price $3,915, expires 11/18/22	(4,272)	(0.06)%
S&P 500® Index, Strike Price $3,925, expires 11/18/22	(4,036)	(0.06)%
S&P 500® Index, Strike Price $3,930, expires 11/18/22	(3,885)	(0.06)%
S&P 500® Index, Strike Price $3,965, expires 11/18/22	(6,041)	(0.09)%
S&P 500® Index, Strike Price $3,975, expires 11/18/22	(2,788)	(0.04)%
S&P 500® Index, Strike Price $4,005, expires 11/18/22	(2,218)	(0.03)%
S&P 500® Index, Strike Price $4,015, expires 12/16/22	(4,496)	(0.07)%
S&P 500® Index, Strike Price $4,030, expires 12/16/22	(4,174)	(0.06)%
S&P 500® Index, Strike Price $4,045, expires 12/16/22	(3,837)	(0.06)%
S&P 500® Index, Strike Price $4,070, expires 11/18/22	(1,247)	(0.02)%
S&P 500® Index, Strike Price $4,080, expires 12/16/22	(3,163)	(0.05)%
S&P 500® Index, Strike Price $4,105, expires 12/16/22	(2,726)	(0.04)%
S&P 500® Index, Strike Price $4,110, expires 11/18/22	(842)	(0.01)%
	(156,979)	(2.32)%
Cash	3,667,502	53.92%
Total Notional Amount	$6,801,722	100%

*
Notional amount represents the fair value of each underlying component (including the financing rate, if any) allocated to each underlying component on a pro-rata basis.

Currency Abbreviations
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – EU Euro
GBP – British Pound
JPY – Japanese Yen
NZD – New Zealand Dollar
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar
See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$30,394
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	651,827
Equity contracts	Variation margin receivable on futures contracts**	1,958,847
Equity contracts	Upfront payments paid on OTC swap agreements	1,418
Equity contracts	Unrealized appreciation on OTC swap agreements	93,149
Total Asset Derivatives		$2,735,635
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$348,805
Equity contracts	Variation margin payable on futures contracts**	485,809
Interest contracts	Variation margin payable on futures contracts**	834,474
Equity contracts	Unrealized depreciation on OTC swap agreements	37,777
Equity contracts	Written options, at fair value	388,305
Total Liability Derivatives		$2,095,170

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$(1,266,310)	$—	$(1,531,951)	$(2,790,094)	$1,858,027	$(3,730,328)
Foreign exchange contracts	—	(88,882)	—	—	—	(88,882)
Interest rate contracts	—	—	863,147	—	—	863,147
Total	$(1,266,310)	$(88,882)	$(668,804)	$(2,790,094)	$1,858,027	$(2,956,063)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Equity contracts	$—	$(293,206)	$990,973	$697,767
Foreign exchange contracts	(757,688)	—	—	(757,688)
Interest rate contracts	—	(1,023,123)	—	(1,023,123)
Total	$(757,688)	$(1,316,329)	$990,973	$(1,083,044)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2022 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2022:
	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	UBS AG	Totals
Assets:
Purchased options	$—	$—	$—	$30,394	$30,394
Forward foreign currency contracts	—	—	651,827	—	651,827
Total return swaps	70,375	23,630	—	—	94,005
Total Assets	$70,375	$23,630	$651,827	$30,394	$776,226
Liabilities:
Forward foreign currency contracts	$—	$—	$348,805	$—	$348,805
Total return swaps	24,947	12,269	—	—	37,216
Written options	—	—	—	388,305	388,305
Total Liabilities	$24,947	$12,269	$348,805	$388,305	$774,326
Net OTC derivative instruments by counterparty, at fair value	$45,428	$11,361	$303,022	$(357,911)	1,900
Total collateral pledged by Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)(2)	$45,428	$11,361	$303,022	$(357,911)	$1,900

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At October 31, 2022, the Fund had pledged $680,000 in cash collateral to JPMorgan Chase Bank N.A. Excess cash collateral is not shown for financial reporting purposes.

At October 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $359,495,628.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,839,351
Gross Unrealized Depreciation	(72,846,343)
Net Unrealized Depreciation	$(71,006,992)
See Accompanying Notes to Financial Statements
29

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2022 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Diversified Payment Fund
Class A	NII	$0.3814
Class C	NII	$0.3334
Class I	NII	$0.4054
Class R	NII	$0.3574
Class R6	NII	$0.4054
Class W	NII	$0.4054
All Classes	LTCG	$0.5120
All Classes	ROC	$0.0066

NII – Net investment income
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended October 31, 2022, 11.99% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended October 31, 2022, 33.50% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
For the Fund’s year ended October 31, 2022, the Fund designates $29,848,038 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
The Fund designates $129,750 as Section 199A dividends.
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designated the following amounts as foreign taxes paid for the year ended October 31, 2022:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$231,712	$0.0049	18.55%

*
None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s year end of October 31, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
30

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	129	RSR Partners, Inc, (2016 – Present); board member of other investment companies in the Fund Complex (July 2007 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	129	Board member of other investment companies in the Fund Complex (November 1997 – Present).
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	129	The Royce Funds (22 funds) (December 2009 – Present); board member of other investment companies in the Voya family of funds (January 2006 – Present); Wisconsin Energy Corporation (June 2006 – Present); AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 – Present	Retired.	129	Board member of other investment companies in the Voya family of funds (August 2015 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	129	Board member of other investment companies in the Voya family of funds (January 2003 – Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	129	Centerra Gold Inc. (May 2008 – Present); board member of other investment companies in the Voya family of funds (January 2006 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 – Present	Retired.	129	Board member of other investment companies in the Voya family of funds (October 2015 – Present).
31

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Trustee	July 2018 – Present	President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Chief Executive Officer, Voya family of funds (September 2022 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); President, Voya family of funds (March 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – September 2022); Director, Voya Funds Services, LLC (March 2018 – September 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	129	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2022.

32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Chief Executive Officer President	September 2022 – Present March 2018 – Present	President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Chief Executive Officer, Voya family of funds (September 2022 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); President, Voya family of funds (March 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – September 2022); Director, Voya Funds Services, LLC (March 2018 – September 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya family of funds and Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Executive Vice President, Voya family of funds (March 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022 – Present	Chief Compliance Officer, Voya family of funds (December 2022 – Present); Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Brighthouse Financial, Inc. – Head of Funds Compliance; Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present); Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary, Voya family of funds (March 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present); Senior Vice President, Voya family of funds (November 2003 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 – Present	Senior Vice President, Voya family of funds (June 2022 – Present); Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya family of funds (September 2014 – June 2022); Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
33

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Senior Vice President, Voya family of funds (June 2022 – Present); Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present);. Formerly, Vice President, Voya family of funds (March 2018 – June 2022); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Voya family of funds (May 2006 – President); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President, Voya family of funds (June 2022 – Present); Secretary, Voya family of funds (September 2020 – Present); Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Assistant Secretary, Voya family of funds (January 2020 – September 2020); Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Principal Accounting Officer and Treasurer, Voya family of funds (September 2012 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present), Voya family of funds and Voya Funds Services, LLC (September 2004 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	May 1999 – Present	Vice President, Voya family of funds (November 1997 – Present); Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya family of funds (September 2012 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	June 2022 – Present	Vice President, Voya family of funds (June 2022 – Present); Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
34

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present); Vice President, Voya family of funds (May 2013 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Assistant Secretary, Voya family of funds (June 2022 – Present); Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Assistant Secretary, Voya family of funds (June 2022 – Present); Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya family of funds (June 2018 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present);. Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

35

ADDITIONAL INFORMATION (Unaudited)

MANAGED PAYMENT POLICY
The Fund’s Managed Payment Policy is designed to provide investors with regular cash flows from their investment. The policy provides for 12 level monthly payments throughout each calendar year. This payment policy enables investors to target the total dollar amount of the monthly payments they receive from their holdings in the Fund each year by purchasing the number of shares that will translate into their target monthly payment amount.
For the calendar year 2022, the Fund will make a level monthly payment of $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares and $0.040 per share for Class W shares. The level monthly payment amount for calendar year 2022 will be the product of: (i) the annual payment rate (“Annual Payment Rate”) of 6.22% for Class A shares, 5.32% for Class C shares, 6.53% for Class I shares, 5.87% for Class R shares, 6.53% for Class R6 shares and 6.47% for Class W shares, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of $380 from their holdings in Class A shares, $340 from their holdings in Class C shares, $400 from their holdings in Class I shares, $360 from holdings in Class R shares, $400 from holdings in Class R6 shares and $400 from holdings in Class W shares from the Fund during 2022.
The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.
Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: (i) the Annual Payment Rate for the Fund’s shares; and (ii) the Trailing Average Account Value, which will vary for the Fund’s shares.
While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.
Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.
MONTHLY PAYMENTS AND ADDITIONAL
DISTRIBUTIONS
In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.
The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.
RETURN OF CAPITAL
Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will

36

ADDITIONAL INFORMATION (Unaudited) (continued)

provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling or exchanging the shares.

37

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163053      (1022-122222)

Annual Report
October 31, 2022
Classes A, I, and W
International Fund
■
Voya Russia Fund*

*
Effective May 4, 2022, the fund is in liquidation and will not engage in any business or investment activities except for purposes of winding up its affairs. The fund is closed to new investments and has suspended redemptions. The fund will remain in existence at least until December 31, 2023, to allow the fund to sell the securities and depository receipts, the fund may be terminated sooner if all the securities have been sold before that date.

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Portfolio Managers’ Report	Voya Russia Fund

Average Annual Total Returns for the Periods Ended October 31, 2022
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A	-93.74%	-35.12%	-19.17%
Class I	-93.15%	-33.81%	-18.29%
Class W	-93.35%	-34.23%	-18.50%
Excluding Sales Charge:
Class A	-93.36%	-34.35%	-18.69%
Class I	-93.15%	-33.81%	-18.29%
Class W	-93.35%	-34.23%	-18.50%
MSCI Russia 10-40 Index*	-100.00%	-92.98%	-71.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russia Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

*
Returns shown as of May 5, 2022 due to liquidation.

Effective May 4, 2022, the Fund is in liquidation and will not engage in any business or investment activities except for purposes of winding up its affairs.

2

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2022*	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2022*

Class A	$1,000.00	$808.30	3.39%	$15.45	$1,000.00	$1,008.12	3.39%	$17.16
Class I	1,000.00	833.10	3.00	13.86	1,000.00	1,010.08	3.00	15.20
Class W	1,000.00	808.30	3.15	14.36	1,000.00	1,009.33	3.15	15.95

*
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

3

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Russia Fund and the Board of Trustees of Voya Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Russia Fund (the “Fund”) (one of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Mutual Funds) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the two-year period ended October 31, 2019, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
December 22, 2022
4

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2022

ASSETS:
Investments in securities at fair value*	$—
Short-term investments at fair value†	901,613
Receivables:
Dividends (Note 1)	2,262
Total assets	903,875
LIABILITIES:
Other accrued expenses and liabilities	47,267
Total liabilities	47,267
NET ASSETS	$856,608
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$47,255,504
Total distributable loss	(46,398,896)
NET ASSETS	$856,608
* Cost of investments in securities	$46,117,702
† Cost of short-term investments	$901,613
Class A
Net assets	$829,544
Shares authorized	unlimited
Par value	$—
Shares outstanding	2,217,505
Net asset value and redemption price per share††	$0.37
Maximum offering price per share (5.75%)(1)	$0.39
Class I
Net assets	$23,743
Shares authorized	unlimited
Par value	$—
Shares outstanding	60,571
Net asset value and redemption price per share	$0.39
Class W
Net assets	$3,321
Shares authorized	unlimited
Par value	$—
Shares outstanding	8,914
Net asset value and redemption price per share	$0.37

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

††
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
5

STATEMENT OF OPERATIONS for the year ended October 31, 2022

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,003,255
Securities lending income, net	88
Total investment income	1,003,343
EXPENSES:
Investment management fees	376,918
Distribution and shareholder service fees:
Class A	66,150
Transfer agent fees:
Class A	62,950
Class I	677
Class W	287
Shareholder reporting expense	3,593
Registration fees	44,616
Professional fees	14,776
Custody and accounting expense	36,718
Trustee fees	698
Liquidation cost (Note 1)	370,000
Miscellaneous expense	4,157
Total expenses	981,540
Waived and reimbursed fees	(39,240)
Net expenses	942,300
Net investment income	61,043
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,149,828
Foreign currency related transactions	(29,349)
Net realized gain	1,120,479
Net change in unrealized appreciation (depreciation) on:
Investments	(83,963,943)
Foreign currency related transactions	(1,093)
Net change in unrealized appreciation (depreciation)	(83,965,036)
Net realized and unrealized loss	(82,844,557)
Decrease in net assets resulting from operations	$(82,783,514)
* Foreign taxes withheld	$143,449
See Accompanying Notes to Financial Statements
6

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
FROM OPERATIONS:
Net investment income	$61,043	$2,483,958
Net realized gain	1,120,479	7,716,900
Net change in unrealized appreciation (depreciation)	(83,965,036)	27,377,049
Increase (decrease) in net assets resulting from operations	(82,783,514)	37,577,907
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(10,293,481)	(6,230,783)
Class I	(285,424)	(186,907)
Class W	(48,995)	(24,773)
Return of capital:
Class A	(5,367,781)	—
Class I	(148,610)	—
Class W	(22,351)	—
Total distributions	(16,166,642)	(6,442,463)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,639,450	3,929,991
Reinvestment of distributions	9,709,406	6,003,034
	12,348,856	9,933,025
Redemption fee proceeds (Note 4)	34,214	6,160
Cost of shares redeemed	(6,504,554)	(9,587,792)
Net increase in net assets resulting from capital share transactions	5,878,516	351,393
Net increase (decrease) in net assets	(93,071,640)	31,486,837
NET ASSETS:
Beginning of year or period	93,928,248	62,441,411
End of year or period	$856,608	$93,928,248

See Accompanying Notes to Financial Statements
7

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
10-31-22	42.85	0.02•	(35.20)	(35.18)	0.92	3.94	2.44	7.30	—	0.37	(93.36)	3.53	3.39	3.39	0.20	830	10
10-31-21	28.76	1.11•	15.99	17.10	0.95	2.06	—	3.01	—	42.85	63.13	1.95	1.95	1.95	3.12	90,848	39
10-31-20	37.47	0.98•	(6.50)	(5.52)	1.68	1.51	—	3.19	—	28.76	(16.56)	1.87	1.87	1.87	3.00	60,598	55
10-31-19	29.71	1.48•	7.04	8.52	0.76	—	—	0.76	—	37.47	29.52	2.02	2.00	2.00	4.52	83,473	36
10-31-18	29.30	0.82•	0.39	1.21	0.80	—	—	0.80	—	29.71	4.14	2.15	2.00	2.00	2.70	72,854	34
Class I
10-31-22	43.07	0.08•	(35.32)	(35.24)	1.06	3.94	2.44	7.44	—	0.39	(93.15)	3.14	3.00	3.00	0.62	24	10
10-31-21	28.89	1.17•	16.12	17.29	1.05	2.06	—	3.11	—	43.07	63.66	1.59	1.59	1.59	3.25	2,681	39
10-31-20	37.65	0.89•	(6.34)	(5.45)	1.80	1.51	—	3.31	—	28.89	(16.35)	1.58	1.58	1.58	2.65	1,603	55
10-31-19	29.83	1.56•	7.08	8.64	0.82	—	—	0.82	—	37.65	29.89	1.70	1.70	1.70	4.70	3,551	36
10-31-18	29.48	0.72•	0.53	1.25	0.90	—	—	0.90	—	29.83	4.25	1.80	1.75	1.75	2.34	2,950	34
Class W
10-31-22	42.92	0.14•	(35.29)	(35.15)	1.02	3.94	2.44	7.40	—	0.37	(93.35)	3.29	3.15	3.15	1.01	3	10
10-31-21	28.81	1.21•	15.99	17.20	1.03	2.06	—	3.09	—	42.92	63.50	1.70	1.70	1.70	3.38	399	39
10-31-20	37.54	1.10•	(6.55)	(5.45)	1.77	1.51	—	3.28	—	28.81	(16.39)	1.62	1.62	1.62	3.38	240	55
10-31-19	29.78	1.34•	7.25	8.59	0.83	—	—	0.83	—	37.54	29.80	1.77	1.75	1.75	4.14	284	36
10-31-18	29.39	0.80•	0.45	1.25	0.86	—	—	0.86	—	29.78	4.28	1.90	1.75	1.75	2.62	362	34

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
8

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022

NOTE 1 — ORGANIZATION AND LIQUIDATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are ten separate active investment series. This report is for Voya Russia Fund (“Russia” or the “Fund”), a non-diversified series of the Trust.
Russia’s large-scale invasion of Ukraine on February 24, 2022 created circumstances that significantly impacted the Fund’s operations. The combination of market closures, Western sanctions, retaliatory Russian sanctions, and capital controls as a result of Russia’s invasion have rendered virtually all the Fund’s investments in equity securities, including depository receipts, illiquid. In addition, U.S. and non-U.S. exchanges have halted trading in certain ADRs and GDRs of Russian companies. Consequently, the Russian equity market has become largely restricted and it is uncertain when these restrictions on trading Russian securities will be relieved. As a result, Russian securities held by the Fund were fair valued at $0. (see Note 2.A for additional information on security valuation procedures) Subsequent to February 24, 2022, certain Russian securities held by the Fund had declared dividends, however there is no assurance these dividends can be collected by the Fund. As a result, all such dividend receivables related to these Russian securities are valued at $0 as of October 31, 2022. Any currency denominated in Rubles cannot be repatriated and such currency is valued at $0 as of October 31, 2022.
Effective May 4, 2022, the Fund is in liquidation and will not engage in any business or investment activities except for purposes of winding up its affairs. The Fund is closed to new investments and has suspended redemptions pursuant to an order of the SEC. On May 13, 2022, the Fund made an initial liquidating distribution to shareholders of available cash, less a reserve to cover operating and liquidation expenses. During the year ended October 31, 2022, the Fund incurred $370,000 of liquidation costs.
The Fund will remain in existence at least until December 31, 2023, to allow the Fund to sell the securities and depository receipts. The Fund's investment adviser determines that legal, regulatory, or market developments have occurred so that the Fund may lawfully sell such zero-valued securities in transactions on the principal exchange for such securities for a price greater than $0.00 and convert the proceeds of such sale to U.S. dollars which are freely available to the Fund. The Fund may be terminated sooner if all the securities have been sold before that date. After December 31, 2023, the Fund may be terminated at any time, even if the Russian securities and depositary receipts have not been sold. The distribution to shareholders of sale proceeds of Russian securities and depositary receipts, if any, will be reduced by expenses related to the sale and the distribution.
The Fund offered the following classes of shares: Class A, Class I, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Prior to May 4, 2022, Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, served as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The net asset value (“NAV”) per share for each class of the Fund is determined each business day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA).

9

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
The Fund’s financial instruments are valued at the close of the New York Stock Exchange (“NYSE”) and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a

10

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid annually. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management

11

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
I. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933

12

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2022, the cost of purchases and the proceeds from sales of investments, excluding short-term securities, were $6,782,201 and $15,314,879 respectively.
NOTE 4 — REDEMPTION FEES
Prior to May 4, 2022, a 2% redemption fee was charged on shares of the Fund that were redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee was recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2022 and the year ended October 31, 2021 were $34,214 and $6,160, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to 1.35% of the Fund’s average daily net assets of the Fund. Effective May 4, 2022 through December 31, 2023, the Investment Adviser is fully waiving the contractual management fee of 1.35%.
Effective September 13, 2022, the Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations. Prior to September 13, 2022, NNIP Advisors B.V. was the sub-adviser to the Fund.
NOTE 6 — DISTRIBUTION AND SERVICE FEE
Prior to May 4, 2022, Class A of the Fund had a plan (the “Plan”), whereby the Distributor was reimbursed or compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plan, the Distributor was entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Prior to May 4, 2022, under the Plan, Class A shares paid the Distributor a Distribution and/or Service Fee based on average daily net assets at the rate of 0.25%.
Effective May 4, 2022, the Plan was terminated.
Prior to May 4, 2022, the Distributor may have retained the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A shares. For the year ended October 31, 2022, the Distributor retained the following amounts in sales charges:

13

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEE (continued)

Class A
Initial Sales Charges:	$184
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2022, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in the Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Prior to May 4, 2022, the Fund may have paid per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended October 31, 2022, the Fund did not pay any amounts for affiliated recordkeeping services.
NOTE 8 — EXPENSE LIMITATION AGREEMENT
Prior to May 4, 2022, the Investment Adviser had entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the
Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Class A	Class I	Class W
2.15%	1.90%	1.90%
Effective March 1, 2022, pursuant to a side letter agreement, the Investment Adviser had further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement were not eligible for recoupment.
Class A	Class I	Class W
2.00%	1.75%	1.75%
Effective May 4, 2022, the Expense Limitation Agreement and the side letter agreement were terminated.
NOTE 9 — LINE OF CREDIT
Effective June 13, 2022, the Fund is no longer a party to the 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”). Prior to June 12, 2022, the Fund, in addition to certain other funds managed by the Investment Adviser, had entered into a the Credit Agreement with BNY for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may have been used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrued interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund had access to the facility from November 1, 2021 – June 13, 2022. Effective on this date, in anticipation of liquidation, the Fund was removed from the facility. The Fund did not utilize the line of credit during the year ended October 31, 2022.

14

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Class A
10/31/2022	85,540	281,133	(269,375)	97,298	2,255,028	9,389,847	28,626	(5,896,318)	5,777,183
10/31/2021	85,711	183,186	(255,420)	13,477	3,095,962	5,797,834	6,117	(8,848,903)	51,010
Class I
10/31/2022	9,536	8,069	(19,281)	(1,676)	251,163	270,700	5,584	(509,830)	17,617
10/31/2021	21,765	5,688	(20,683)	6,770	787,441	180,427	14	(701,893)	265,989
Class W
10/31/2022	3,770	1,464	(5,628)	(394)	133,259	48,859	4	(98,406)	83,716
10/31/2021	1,195	783	(1,015)	963	46,588	24,773	29	(36,996)	34,394
NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at its last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
At October 31, 2022, the Fund did not have any outstanding securities on loan.
NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2022:
Paid-in Capital	Distributable Earnings
$(370,000)	$370,000

15

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended October 31, 2022			Year Ended October 31, 2021
Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain
$4,073,670	$6,554,230	$5,538,742	$2,037,318	$4,405,145
The tax-basis components of distributable earnings as of October 31, 2022 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/(Loss)
$ —	$—	$(46,398,896)	$(46,398,896)
At October 31, 2022, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2022, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments;, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 14 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the

16

NOTES TO FINANCIAL STATEMENTS as of October 31, 2022 (continued)

NOTE 14 — MARKET DISRUPTION (continued)

portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 16 — SUBSEQUENT EVENTS
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

17

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: —%
Communication Services: —%
620,000 (1)	Mobile Telesystems OJSC	$—	—
73,700 (1)(2)	Yandex NV	—	—
		—	—
Consumer Staples: —%
40,000 (1)	Magnit OJSC	—	—
98,200 (1)	X5 Retail Group N.V. - FIVEL GDR	—	—
		—	—
Energy: —%
1,967,553 (1)	Gazprom PJSC	—	—
77,800 (1)	Lukoil PJSC	—	—
270,500 (1)	Novatek PJSC	—	—
1,900,000 (1)(2)	Sovcomflot PJSC	—	—
420,000 (1)	Tatneft PJSC	—	—
		—	—
Financials: —%
800,000 (1)(2)	Renaissance Insurance Group JSC	—	—
1,085,000 (1)(2)	Sberbank of Russia PJSC	—	—
2,800,000,000 (1)(2)	VTB Bank PJSC	—	—
		—	—
Industrials: —%
2,700,000 (1)(2)	Aeroflot PJSC	—	—

Materials: —%
1,655,000 (1)	Alrosa PJSC	—	—
11,000 (1)	MMC Norilsk Nickel OJSC	—	—
36,100 (1)	PhosAgro PJSC	—	—
3,000,000 (1)(3)	Segezha Group PJSC	—	—
		—	—
	Total Common Stock (Cost $41,790,891)	—	—
PREFERRED STOCK: —%
Energy: —%
410,000 (1)	Tatneft	—	—
800 (1)	Transneft PJSC	—	—
		—	—
Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Financials: —%
310,000 (1)(2)	Sberbank of Russia	$—	—
	Total Preferred Stock (Cost $4,326,811)	—	—
	Total Long-Term Investments (Cost $46,117,702)	—	—
SHORT-TERM INVESTMENTS: 105.3%
	Mutual Funds: 105.3%
901,613 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.870% (Cost $901,613)	901,613	105.3
	Total Short-Term Investments (Cost $901,613)	901,613	105.3
	Total Investments in Securities (Cost $47,019,315)	$901,613	105.3
	Liabilities in Excess of Other Assets	(45,005)	(5.3)
	Net Assets	$856,608	100.0

GDR
Global Depositary Receipt

(1)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(2)
Non-income producing security.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Rate shown is the 7-day yield as of October 31, 2022.

See Accompanying Notes to Financial Statements
18

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$—	$—	$—	$—
Consumer Staples	—	—	—	—
Energy	—	—	—	—
Financials	—	—	—	—
Industrials	—	—	—	—
Materials	—	—	—	—
Total Common Stock	—	—	—	—
Preferred Stock	—	—	—	—
Short-Term Investments	901,613	—	—	901,613
Total Investments, at fair value	$901,613	$—	$—	$901,613

(1)
For the year ended October 31, 2022, certain securities have transferred in and out of the fair value hierarchy. For the period ending October 31, 2022, securities valued at $7,269,336 and $52,953,397 were transferred from Level 1 to Level 3 and Level 2 to Level 3, respectively, within the fair value hierarchy due to significant unobservable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At October 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $47,300,509.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(46,398,896)
Net Unrealized Depreciation	$(46,398,896)

See Accompanying Notes to Financial Statements
19

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2022 were as follows:
Fund Name	Type	Per Share Amount
Voya Russia Fund
Class A	NII	$0.9188
Class I	NII	$1.0543
Class W	NII	$1.0185
All Classes	STCG	$0.9495
All Classes	LTCG	$2.9949
All Classes	ROC	$2.4406

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
For the year ended October 31, 2022, 93.47% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
For the Fund’s year ended October 31, 2022, the Fund designates $6,554,230 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
20

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	129	RSR Partners, Inc, (2016 – Present); board member of other investment companies in the Fund Complex (July 2007 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	129	Board member of other investment companies in the Fund Complex (November 1997 – Present).
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	129	The Royce Funds (22 funds) (December 2009 – Present); board member of other investment companies in the Voya family of funds (January 2006 – Present); Wisconsin Energy Corporation (June 2006 – Present); AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 – Present	Retired.	129	Board member of other investment companies in the Voya family of funds (August 2015 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	129	Board member of other investment companies in the Voya family of funds (January 2003 – Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	129	Centerra Gold Inc. (May 2008 – Present); board member of other investment companies in the Voya family of funds (January 2006 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 – Present	Retired.	129	Board member of other investment companies in the Voya family of funds (October 2015 – Present).
21

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Trustee	July 2018 – Present	President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 –
Present); Chief Executive Officer, Voya family of funds (September 2022 –
			Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); President, Voya family of funds (March 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – September 2022); Director, Voya Funds Services, LLC (March 2018 – September 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	129	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2022.

22

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Chief Executive Officer President	September 2022 – Present March 2018 – Present	President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Chief Executive Officer, Voya family of funds (September 2022 – Present); Chief Operating Officer, Voya Investment Management (January 2022 –
Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); President, Voya family of funds (March 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – September 2022); Director, Voya Funds Services, LLC (March 2018 – September 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya family of funds and Voya Investments, LLC (March 2020 –
Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Executive Vice President, Voya family of funds (March 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022 – Present	Chief Compliance Officer, Voya family of funds (December 2022 – Present); Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Brighthouse Financial, Inc. – Head of Funds Compliance; Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present); Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary, Voya family of funds (March 2005 –
Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present); Senior Vice President, Voya family of funds (November 2003 – Present).
23

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 – Present	Senior Vice President, Voya family of funds (June 2022 –
Present); Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya family of funds (September 2014 – June 2022); Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Senior Vice President, Voya family of funds (June 2022 –
Present); Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present);. Formerly, Vice President, Voya family of funds (March 2018 – June 2022); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 –
Present); Senior Vice President, Voya family of funds (May 2006 – President); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 –
April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President, Voya family of funds (June 2022 – Present); Secretary, Voya family of funds (September 2020 – Present); Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Assistant Secretary, Voya family of funds (January 2020 – September 2020); Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 –
Present); Vice President, Principal Accounting Officer and Treasurer, Voya family of funds (September 2012 – Present); Vice President, Voya Funds Services, LLC (July 2012 –
Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present), Voya family of funds and Voya Funds Services, LLC (September 2004 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	May 1999 – Present	Vice President, Voya family of funds (November 1997 – Present); Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
24

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya family of funds (September 2012 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	June 2022 – Present	Vice President, Voya family of funds (June 2022 – Present); Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 –
Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present); Vice President, Voya family of funds (May 2013 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Assistant Secretary, Voya family of funds (June 2022 – Present); Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Assistant Secretary, Voya family of funds (June 2022 – Present); Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 –
Present); Anti-Money Laundering Officer, Voya family of funds (June 2018 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present);. Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

25

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
219170         (1022-122222)

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Registrant during the Registrant’s fiscal year ended October 31, 2022 and October 31, 2021.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $205,400 for the year ended October 31, 2022 and $217,400 for the year ended October 31, 2021.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended October 31, 2022 and $0 for the year ended October 31, 2021.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $165,023 for the year ended October 31, 2022 and $149,296 for the year ended October 31, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2022 and $0 for the year ended October 31, 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 18, 2021

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:          January 1, 2022 to December 31, 2022

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA CREDIT INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)     Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)          Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to each Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended October 31, 2022 and October 31, 2021; and (ii) the aggregate non-audit fees billed and paid to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2022	2021
Voya Mutual Funds	$165,023	$149,296
Voya Investments, LLC (1)	$12,683,159	$14,568,457

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)        Not applicable.

(J)        Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)       The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)   Not applicable.

(a)(2)(2)   Not applicable.

(b)            The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Dina Santoro
Dina Santoro
Chief Executive Officer

Date: December 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Dina Santoro
Dina Santoro
Chief Executive Officer

Date: December 30, 2022

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 30, 2022